   As filed with the Securities and Exchange Commission on March 13, 2003
                                                           File Nos. 333-58234
                                                                     811-03859


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                               [ ]


                           Pre-Effective Amendment No.                       [ ]
                           Post-Effective Amendment No. 6                    [X]
                                     and/or



                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940

                                Amendment No. 8                              [X]

                        (Check appropriate box or boxes)
                            VARIABLE SEPARATE ACCOUNT


                           (Exact Name of Registrant)
                     AIG SunAmerica Life Assurance Company

                    (formerly known as Anchor National Life
                   Insurance Company) ("AIG SunAmerica Life")
                              (Name of Depositor)



                              AIG SunAmerica Life
                              1 SunAmerica Center
                       Los Angeles, California 90067-6022
             (Address of Depositor's Principal Offices) (Zip Code)


               Depositor's Telephone Number, including Area Code
                                 (310) 772-6000

                            Christine A. Nixon, Esq.
                                Anchor National
                              1 SunAmerica Center
                       Los Angeles, California 90067-6022
                    (Name and Address of Agent for Service)
It is proposed that this filing will become effective:
   [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

   [X]  on March 31, 2003 pursuant to paragraph (b) of Rule 485

   [ ]  60 days after filing pursuant to paragraph (a) of Rule 485
   [ ]  on ______________ pursuant to paragraph (a) of Rule 485

                            VARIABLE SEPARATE ACCOUNT

                              Cross Reference Sheet

                               PART A - PROSPECTUS

Item Number in Form N-4                                   Caption
-----------------------                                   -------
1.      Cover Page.............................           Cover Page

2.      Definitions............................           Definitions

3.      Synopsis...............................           Highlights; Fee Tables;
                                                          Portfolio Expenses;
                                                          Examples


4.      Condensed Financial Information........           Appendix A -
                                                          Condensed Financial
                                                          Information

5.      General Description of Registrant,
        Depositor and Portfolio Companies......           Polaris Platinum II
                                                          Variable Annuity; Other
                                                          Information

6.      Deductions.............................           Expenses

7.      General Description of
        Variable Annuity Contracts.............           Polaris Platinum II
                                                          Variable Annuity; Purchasing a
                                                          Polaris Platinum II
                                                          Variable Annuity Contract;
                                                          Investment Options

8.      Annuity Period.........................           Income Options

9.      Death Benefit..........................           Death Benefit

10.     Purchases and Contract Value...........           Purchasing a Polaris
                                                          Platinum II
                                                          Variable Annuity Contract

11.     Redemptions............................           Access To Your Money

12.     Taxes..................................           Taxes

13.     Legal Proceedings......................           Other Information - Legal
                                                          Proceedings

14.     Table of Contents of Statement
        of Additional Information..............           Table of Contents of
                                                          Statement of Additional
                                                          Information


               PART B - STATEMENT OF ADDITIONAL INFORMATION

        Certain information required in part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.


Item Number in Form N-4                             Caption
-----------------------                             -------
15.     Cover Page.............................     Cover Page

16.     Table of Contents......................     Table of Contents

17.     General Information and History........     The Polaris Platinum II
                                                    Variable Annuity (P); Separate
                                                    Account; General Account;
                                                    Investment Options (P);
                                                    Other Information

18.     Services...............................     Other Information (P)

19.     Purchase of Securities Being Offered...     Purchasing a Polaris Platinum II
                                                    Variable Annuity Contract (P)

20.     Underwriters...........................     Distribution of Contracts

21.     Calculation of Performance Data........     Performance Data

22.     Annuity Payments.......................     Income Options (P);
                                                    Income Payments;
                                                    Annuity Unit Values

23.     Financial Statements...................     Depositor: Other
                                                    Information - Financial
                                                    Statements; Registrant:
                                                    Financial Statements


                                     PART C


        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                            [POLARIS PLATINUM LOGO]
                                   PROSPECTUS

                                 MARCH 31, 2003



Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 AIG SUNAMERICA LIFE ASSURANCE COMPANY
important information about the                   in connection with
Variable Annuity.                             VARIABLE SEPARATE ACCOUNT
                                              The annuity has several investment choices -both fixed account options and
To learn more about the annuity               Variable Portfolios listed below. The fixed account options include
offered by this prospectus, you can           specified periods of 3, 5, 7 and 10 years, the Fixed Advantage 7 fixed
obtain a copy of the Statement of             account option and DCA accounts for 6-month and 1-year periods. The
Additional Information ("SAI") dated          Variable Portfolios are part of the Anchor Series Trust ("AST"), American
March 31, 2003. The SAI has been              Funds Insurance Series ("AFT"), SunAmerica Series Trust ("SAST"), Lord
filed with the Securities and                 Abbett Series Fund, Inc. ("LAT"), Nations Separate Account Trust ("NAT"),
Exchange Commission ("SEC") and is            Van Kampen Life Investment Trust ("VKT") and the WM Variable Trust ("WMT").
incorporated by reference into this
prospectus. The Table of Contents of          STOCKS:
the SAI appears on page 45 of this                MANAGED BY ALLIANCEBERNSTEIN
prospectus. For a free copy of the                  - Small & Mid Cap Value Portfolio                                SAST
SAI, call us at (800) 445-SUN2 or                 MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
write to us at our Annuity Service                  - Alliance Growth Portfolio                                      SAST
Center, P.O. Box 54299, Los Angeles,                - Global Equities Portfolio                                      SAST
California 90054-0299.                              - Growth-Income Portfolio                                        SAST
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
In addition, the SEC maintains a                    - Nations Capital Growth Portfolio                               NSAT
website (http://www.sec.gov) that                   - Nations MidCap Growth Portfolio                                NSAT
contains the SAI, materials                         - Nations Small Company Portfolio                                NSAT
incorporated by reference and other                 - Nations Value Portfolio                                        NSAT
information filed electronically with             MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
the SEC by AIG SunAmerica Life                      - American Funds Global Growth Portfolio                          AFT
Assurance Company.                                  - American Funds Growth Portfolio                                 AFT
                                                    - American Funds Growth-Income Portfolio                          AFT
ANNUITIES INVOLVE RISKS, INCLUDING                MANAGED BY DAVIS ADVISERS
POSSIBLE LOSS OF PRINCIPAL, AND ARE                 - Davis Venture Value Portfolio                                  SAST
NOT A DEPOSIT OR OBLIGATION OF, OR                  - Real Estate Portfolio                                          SAST
GUARANTEED OR ENDORSED BY, ANY BANK.              MANAGED BY FEDERATED INVESTMENT COMPANY
THEY ARE NOT FEDERALLY INSURED BY THE               - Federated American Leaders Portfolio                           SAST
FEDERAL DEPOSIT INSURANCE                           - Telecom Utility Portfolio                                      SAST
CORPORATION, THE FEDERAL RESERVE                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
BOARD OR ANY OTHER AGENCY.                          - Goldman Sachs Research Portfolio                               SAST
                                                  MANAGED BY LORD, ABBETT & CO.
This variable annuity provides an                   - Lord Abbett Series Fund Growth and Income Portfolio             LAT
optional bonus feature called                     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
"Principal Rewards". If you elect                   - Marsico Growth Portfolio                                       SAST
this feature, in exchange for bonuses             MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
credited to your contract, your                     - MFS Massachusetts Investors Trust Portfolio                    SAST
surrender charge schedule will be                   - MFS Mid-Cap Growth Portfolio                                   SAST
longer and greater than if you chose              MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
not to elect this feature. These                    - Nations Marsico 21st Century Portfolio                         NSAT
withdrawal charges may offset the                   - Nations Marsico Focused Equities Portfolio                     NSAT
value of any bonus, if you make an                  - Nations Marsico Growth Portfolio                               NSAT
early withdrawal.                                   - Nations Marsico International Opportunities Portfolio          NSAT
                                                  MANAGED BY PUTNAM INVESTMENT MANAGEMENT INC.
                                                    - Emerging Markets Portfolio                                     SAST
                                                    - International Growth and Income Portfolio                      SAST
                                                    - Putnam Growth: Voyager Portfolio                               SAST
                                                  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORPORATION
                                                    - Aggressive Growth Portfolio                                    SAST
                                                    - Blue Chip Growth Portfolio                                     SAST
                                                    - "Dogs" of Wall Street Portfolio                                SAST
                                                    - Growth Opportunities Portfolio                                 SAST
                                                  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                                    - Foreign Value Portfolio                                        SAST
                                                  MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT INC.
                                                    - International Diversified Equities Portfolio                   SAST
                                                    - Technology Portfolio                                           SAST
                                                    - Van Kampen LIT Comstock Portfolio, Class II Shares              VKT
                                                    - Van Kampen LIT Emerging Growth Portfolio, Class II Shares       VKT
                                                    - Van Kampen LIT Growth and Income Portfolio, Class II Shares     VKT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                    - Capital Appreciation Portfolio                                  AST
                                                    - Growth Portfolio                                                AST
                                                    - Natural Resources Portfolio                                     AST
                                              BALANCED:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Nations Asset Allocation Portfolio                             NSAT
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Total Return Portfolio                                     SAST
                                                  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORPORATION
                                                    - SunAmerica Balanced Portfolio                                  SAST
                                                  MANAGED BY WM ADVISORS, INC.
                                                    - Asset Allocation Portfolio                                     SAST
                                                    - Balanced Portfolio                                              WMT
                                                    - Conservative Growth                                             WMT
                                                    - Strategic Growth                                                WMT
                                              BONDS:
                                                  MANAGED BY FEDERATED INVESTMENT COMPANY
                                                    - Corporate Bond Portfolio                                       SAST
                                                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                                    - Global Bond Portfolio                                          SAST
                                                  MANAGED BY MANAGED BY MACKAY SHIELDS LLC
                                                    - Nations High Yield Bond Portfolio                              NSAT
                                                  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORPORATION
                                                    - High-Yield Bond Portfolio                                      SAST
                                                  MANAGED BY VAN KAMPEN
                                                    - Worldwide High Income Portfolio                                SAST
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                    - Government & Quality Bond Portfolio                             AST
                                              CASH:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Cash Management Portfolio                                      SAST


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

Anchor National Life Insurance Company changed its name to AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life") on March 1, 2003. Please keep in mind, this is a name change only and will not affect the substance of your contract.


----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------


AIG SunAmerica Life's Quarterly Report on Form 10-Q for the period ended September 30, 2002 is incorporated herein by reference.



All documents or reports filed by AIG SunAmerica Life under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supercede documents incorporated by reference.



AIG SunAmerica Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.



AIG SunAmerica Life is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:


WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.


Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, AIG SunAmerica Life and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.



The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by AIG SunAmerica Life.



AIG SunAmerica Life will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to AIG SunAmerica Life's Annuity Service Center, as follows:



       AIG SunAmerica Life Assurance Company

       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 445-SUN2

----------------------------------------------------------------
----------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------


Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to AIG SunAmerica Life's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for AIG SunAmerica Life's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of AIG SunAmerica Life in connection with the securities registered under this prospectus, AIG SunAmerica Life will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. AIG SunAmerica Life will be governed by final judgment of the issue. However, if in the opinion of AIG SunAmerica Life's counsel, this issue has been determined by controlling precedent, AIG SunAmerica Life will not submit the issue to a court for determination.


 -------------------------------------------------------------------------

 -------------------------------------------------------------------------
                             TABLE OF CONTENTS
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...................      2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION....      2
 GLOSSARY..........................................................      3
 HIGHLIGHTS........................................................      4
 FEE TABLES........................................................      5
       Owner Transaction Expenses..................................      5
       Optional Income Protector Fee...............................      5
       Contract Maintenance Fee....................................      5
       Annual Separate Account Expenses............................      5
       Optional EstatePlus Fee.....................................      5
       Optional Capital Protector Fee..............................      5
       Portfolio Expenses..........................................      5
 EXAMPLES..........................................................      6
 THE POLARIS PLATINUM II VARIABLE ANNUITY..........................      8
 PURCHASING A POLARIS PLATINUM II VARIABLE ANNUITY.................      9
       Allocation of Purchase Payments.............................      9
       Capital Protector...........................................      9
       Principal Rewards Program...................................     10
       Current Enhancement Levels..................................     11
       Accumulation Units..........................................     12
       Free Look...................................................     12
 INVESTMENT OPTIONS................................................     13
       Variable Portfolios.........................................     13
           Anchor Series Trust.....................................     13
           SunAmerica Series Trust.................................     13
           American Funds Insurance Series.........................     13
           Nations Separate Account Trust..........................     13
           Lord Abbett Series Fund, Inc. ..........................     13
           Van Kampen Life Investment Trust........................     13
           WM Variable Trust.......................................     13
       Fixed Account Options.......................................     14
       Fixed Advantage 7...........................................     15
       Asset Allocation Program....................................     15
       Program Description.........................................     15
       Enrolling in the Program....................................     15
       Withdrawals.................................................     16
       Keeping Your Program on Target..............................     16
           Rebalancing.............................................     16
           Annual Re-evaluation....................................     16
       Important Information.......................................     16
       Market Value Adjustment ("MVA").............................     16
       Transfers During the Accumulation Phase.....................     17
       Dollar Cost Averaging.......................................     18
       Asset Allocation Rebalancing Program........................     18
       Principal Advantage Program.................................     19
       Voting Rights...............................................     19
       Substitution................................................     19
 ACCESS TO YOUR MONEY..............................................     19
       Systematic Withdrawal Program...............................     21
       Nursing Home Waiver.........................................     21
       Minimum Contract Value......................................     21
 DEATH BENEFIT.....................................................     21
       Purchase Payment Accumulation Option........................     22
       Maximum Anniversary Option..................................     22
       EstatePlus..................................................     22
       Spousal Continuation........................................     23
 EXPENSES..........................................................     23
       Separate Account Charges....................................     23
       Withdrawal Charges..........................................     24
       Investment Charges..........................................     24
       Contract Maintenance Fee....................................     25
       Transfer Fee................................................     25
       Optional Capital Protector Fee..............................     25
       Optional EstatePlus Fee.....................................     25
       Optional Income Protector Fee...............................     25
       Premium Tax.................................................     25
       Income Taxes................................................     25
       Reduction or Elimination of Charges and Expenses, and            25
        Additional Amounts Credited................................
 INCOME OPTIONS....................................................     26
       Annuity Date................................................     26
       Income Options..............................................     26
       Fixed or Variable Income Payments...........................     26
       Income Payments.............................................     27
       Transfers During the Income Phase...........................     27
       Deferment of Payments.......................................     27
       The Income Protector Feature................................     27
       Note to Qualified Contract Holders..........................     29
 TAXES.............................................................     29
       Annuity Contracts in General................................     29
       Tax Treatment of Distributions - Non-qualified Contracts....     29
       Tax Treatment of Distributions - Qualified Contracts........     29
       Minimum Distributions.......................................     30
       Tax Treatment of Death Benefits.............................     30
       Contracts Owned by a Trust or Corporation...................     31
       Gifts, Pledges and/or Assignments of a Non-Qualified             31
        Contract...................................................
       Diversification and Investor Control........................     31
 PERFORMANCE.......................................................     31
 OTHER INFORMATION.................................................     32
       AIG SunAmerica Life.........................................     32
       The Separate Account........................................     32
       The General Account.........................................     32
       Distribution of the Contract................................     32
       Administration..............................................     32
       Legal Proceedings...........................................     32
       Ownership...................................................     33
       Custodian...................................................
       Independent Accountants.....................................     33
       Registration Statement......................................     33
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION..........     33
 APPENDIX A - CONDENSED FINANCIALS.................................    A-1
 APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")......................    B-1
 APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION........    C-1
 APPENDIX D - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME      D-1
  PROTECTOR FEATURE................................................
 APPENDIX E - PRINCIPAL REWARDS PROGRAM EXAMPLES...................    E-1
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
                                 GLOSSARY
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus.
 To help you understand these terms, we have defined them in this glossary.
 ACCUMULATION PHASE - The period during which you invest money in your contract.
 ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.
 ANNUITANT(S) - The person(s) on whose life (lives) we base income payments.
 ANNUITY DATE - The date on which income payments are to begin, as selected by you.
 ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.
 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.
 COMPANY - AIG SunAmerica Life Assurance Company, We, Us, the insurer which issues this contract.
 INCOME PHASE - The period during which we make income payments to you.
 IRS - The Internal Revenue Service.
 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars.
 In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").
 PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Principal Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.
 PRINCIPAL REWARDS PROGRAM - A program that provides a payment enhancement in exchange for a surrender charge schedule that declines over 9 years.
 PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own
 it.
 QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
 TRUSTS - Refers to the Anchor Series Trust, the American Funds Insurance
 Series, the SunAmerica Series Trust, Lord Abbett Series Fund, Inc.,
 Nations Separate Account Trust, Van Kampen Life Investment Trust and WM
 Variable Trust collectively.
 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series Trust, the American Funds Insurance Series, the SunAmerica Series Trust, Lord
 Abbett Series Fund, Inc., Nations Separate Account Trust, Van Kampen Life
 Investment Trust or the WM Variable Trust.

----------------------------------------------------------------

----------------------------------------------------------------
                                   HIGHLIGHTS
----------------------------------------------------------------
----------------------------------------------------------------


The Polaris Platinum II Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. You may also elect to participate in the Principal Rewards Program of the contract that can provide you with Payment Enhancements to invest in your contract. If you elect participation in this feature, your contract will be subject to a longer surrender charge schedule. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.



FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. If you elected to participate in the Principal Rewards Program, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period. Please see PURCHASING A POLARIS PLATINUM II VARIABLE ANNUITY in the prospectus.



EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, or nine complete years if you participate in the Principal Rewards Program, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARIS PLATINUM II VARIABLE ANNUITY and EXPENSES IN THE PROSPECTUS.


ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.


INQUIRIES: If you have questions about your contract call your financial advisor or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 445-SUN2.



AIG SUNAMERICA LIFE OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS OFFERED AT DIFFERENT FEES, CHARGES AND EXPENSES. WE ALSO OFFER PRODUCTS THAT DO NOT OFFER THE PRINCIPAL REWARDS FEATURE. PRODUCTS WITHOUT THE PRINCIPAL REWARDS PROGRAM HAVE THE SAME MORTALITY AND EXPENSE RISK CHARGES AS THE SAME CONTRACT WITH THE PRINCIPAL REWARDS PROGRAM. HOWEVER, CONTRACTS WITHOUT THE PRINCIPAL REWARDS PROGRAM HAVE A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.


  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESEAND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   FEE TABLES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.



MAXIMUM OWNER TRANSACTION EXPENSES



MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)(1)



If Principal Rewards is elected.............................  9%
If Principal Rewards is not elected.........................  7%



TRANSFER FEE..........  No charge for the first 15 transfers each contract year; thereafter, the fee is $25
                        ($10 in Pennsylvania and Texas) per
                        transfer



  (1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment)



   YEARS:.....................   1    2    3    4    5    6    7    8    9   10
   Non-Principal Rewards......  7%   6%   5%   4%   3%   2%   1%   0%   0%   0%
   Principal Rewards..........  9%   9%   8%   7%   6%   5%   4%   3%   2%   0%



THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES.



CONTRACT MAINTENANCE FEE


       $35 ($30 in North Dakota) waived if contract value $50,000 or more



SEPARATE ACCOUNT ANNUAL EXPENSES


(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)



    Mortality and Expense Risk Fees.......................  1.37%
    Distribution Expense Fee..............................  0.15%
    Optional EstatePlus Fee(2)............................  0.25%
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..............  1.97%
                                                            =====



   (2) EstatePlus, an enhanced death benefit feature is optional. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 1.52%.



  OPTIONAL FEATURE FEE


    You may elect either the Income Protector or Capital Protector feature described below.



  OPTIONAL INCOME PROTECTOR FEE



   Annual Fee as a % of your Income Benefit Base...............  0.10%



    The Income Protector is optional and if elected, the fee is deducted annually from your contract value. The Income Benefit Base which is described more fully in the prospectus is generally calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding Purchase Payments made since the prior contract anniversary, less proportional withdrawals, and fees and charges applicable to those withdrawals.



  OPTIONAL CAPITAL PROTECTOR FEE



   CONTRACT YEAR                                    ANNUALIZED CHARGE
   -------------                                    -----------------
     0-7......................................            1.00%
     8-10.....................................            0.80%
     11+......................................             none



    The Capital Protector feature is optional and if elected, the fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract The fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value.



THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.



                               PORTFOLIO EXPENSES



           TOTAL ANNUAL TRUST OPERATING EXPENSES              MINIMUM   MAXIMUM
           -------------------------------------              -------   -------
(expenses that are deducted from underlying portfolios of
the Trusts, including management fees, other expenses and
service (12b-1) fees, if applicable)........................   0.60%     1.90%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
                         IF YOU ELECT PRINCIPAL REWARDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fees, separate account annual expenses, fees for optional features and expenses of the underlying portfolios of the Trusts.



The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:


MAXIMUM EXPENSE EXAMPLES

(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.97% (INCLUDING ESTATEPLUS) AND INVESTMENT OF UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 1.80%)



(1) If you surrender your contract at the end of the applicable time period and you elect the optional EstatePlus and Capital Protector (1.00%) features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,386   $2,261    $3,041     $4,912
-------------------------------------
-------------------------------------



(2) If you do not surrender your contract and you elect the optional EstatePlus and Capital Protector (1.00%) features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,486   $1,461    $2,441     $4,912
-------------------------------------
-------------------------------------


(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $345    $1,051    $1,779     $3,703
-------------------------------------
-------------------------------------

MINIMUM EXPENSE EXAMPLES

(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL CHARGES OF 1.52% AND INVESTMENT OF UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.53%)


(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,128   $1,504    $1,807     $2,592
-------------------------------------
-------------------------------------


(2) If you do not surrender your contract and you do not elect any optional features:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $228     $704     $1,207     $2,592
-------------------------------------
-------------------------------------


(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $215     $664     $1,139     $2,452
-------------------------------------
-------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
                     IF YOU DO NOT ELECT PRINCIPAL REWARDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fees, separate account annual expenses, fees for optional features and expenses of the underlying portfolios of the Trusts.



The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:


MAXIMUM EXPENSE EXAMPLES

(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.97% (INCLUDING ESTATEPLUS) AND INVESTMENT OF UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 1.80%)



(1) If you surrender your contract at the end of the applicable time period and you elect the optional EstatePlus and Capital Protector (1.00%) features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,176   $1,932    $2,693     $4,816
-------------------------------------
-------------------------------------



(2) If you do not surrender your contract and you elect the optional EstatePlus and Capital Protector (1.00%) features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $476    $1,432    $2,393     $4,816
-------------------------------------
-------------------------------------


(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $345    $1,051    $1,779     $3,703
-------------------------------------
-------------------------------------

MINIMUM EXPENSE EXAMPLES

(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL CHARGES OF 1.52% AND INVESTMENT OF UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.53%)


(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $924    $1,190    $1,483     $2,542
-------------------------------------
-------------------------------------


(2) If you do not surrender your contract and you do not elect any optional features:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $224     $690     $1,183     $2,542
-------------------------------------
-------------------------------------


(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $215     $664     $1,139     $2,452
-------------------------------------
-------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES


1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represent both fees at the separate account (contract level) as well as portfolio annual operating expenses. We converted the contract maintenance charge to a percentage (0.09%) using an assumed contract size of $40,000. The actual impact of the administration charge may differ from this percentage and may be waived for contract values over $50,000. Additional information on the portfolio company fees can be found in the Trust prospectuses.



2. In addition to the stated assumptions, the Examples also assume separate account expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.



3. Examples reflecting participation in the Principal Rewards program reflect the Principal Rewards surrender charge schedule, and a 2% upfront payment enhancement.



4. Examples reflecting application of optional features and benefits use the highest fees and charges being offered for those feature. If you elected the Income Protector program, instead of the Capital Protector program, your expenses would be lower than those shown in these tables. The fee for the Capital Protector and Income Protector features are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.



5. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   CONDENSED FINANCIAL INFORMATION APPEARS IN APPENDIX A OF THIS PROSPECTUS.

----------------------------------------------------------------
----------------------------------------------------------------

                            THE POLARIS PLATINUM II

                                VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making income payments to you out of the money accumulated in your contract.


The contract is called a "variable" annuity because it allows you to invest in variable portfolios which, like mutual funds, have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.



The contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by AIG SunAmerica Life. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.


For more information on investment options available under this contract SEE INVESTMENT OPTIONS ON PAGE 25.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each purchase payment withdrawn if that purchase payment has not been invested in this contract for at least 7 years, or 9 years if you elect to participate in the Principal Rewards Program. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.


AIG SunAmerica Life issues the Polaris Platinum II Variable Annuity. When you purchase a Polaris Platinum II Variable Annuity, a contract exists between you and AIG SunAmerica Life. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of

American International Group, Inc. ("AIG"), a Delaware corporation.

----------------------------------------------------------------
----------------------------------------------------------------

                        PURCHASING A POLARIS PLATINUM II

                                VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES ON PAGE 40.

-----------------------------------------------------------
                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------


We reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by AIG SunAmerica Life the same owner to exceed these limits may also be subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required, at any time. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20.


In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone age 91 or older on the contract issue date. You may not elect to participate in the Principal Rewards Program or elect the EstatePlus benefit if you are age 81 or older at the time of contract issue.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS ON PAGE 25.


In order to issue your contract, we must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:


     - Send your money back to you; or

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

CAPITAL PROTECTOR


The Capital Protector is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Capital Protector may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract. The Capital Protector feature has rules and restrictions, which are discussed more fully, below.


     ELECTION OF THE FEATURE

You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application. The effective date for this feature will be your contract issue date. Capital Protector is not available if you elect the Income Protector program. SEE INCOME PROTECTOR ON PAGE 38.

The Capital Protector feature may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability.

     APPLICABLE WAITING PERIOD AND BENEFIT DATE

If you elect the Capital Protector, at the end of the applicable waiting period we will evaluate your contract to determine if a Capital Protector benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Capital Protector benefit payable to you.

     TERMINATION

Generally, this feature and its corresponding charge cannot be terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Capital Protector will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.

     CALCULATION OF THE BENEFIT

The Capital Protector is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:

                                         PERCENTAGE OF PURCHASE PAYMENTS
TIME ELAPSED SINCE                               INCLUDED IN THE
EFFECTIVE DATE                        CAPITAL PROTECTOR BENEFIT CALCULATION
------------------                    -------------------------------------
 0-90 days                                               100%
 91+ days                                                  0%

THE CAPITAL PROTECTOR FEATURE MAY NOT GUARANTEE A RETURN OF ALL OF YOUR PURCHASE PAYMENTS. IF YOU PLAN TO ADD SUBSEQUENT PURCHASE PAYMENTS OVER THE LIFE OF YOUR CONTRACT, YOU SHOULD KNOW THAT THE CAPITAL PROTECTOR WOULD NOT PROTECT THE MAJORITY OF THOSE PAYMENTS.

The Capital Protector benefit calculation is equal to your Capital Protector Base, as defined below, minus your Contract Value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Capital Protector Base is equal to (a) minus (b) where:

     (a) is/are the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

Payment Enhancements under the Principal Rewards feature are not considered Purchase Payments and are not used in the calculation of the Capital Protector Base.

We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Capital Protector benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as EstatePlus, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

SINCE THE CAPITAL PROTECTOR FEATURE MAY NOT GUARANTEE A RETURN OF ALL PURCHASE PAYMENTS AT THE END OF THE WAITING PERIOD, IT IS IMPORTANT TO REALIZE THAT SUBSEQUENT PURCHASE PAYMENTS MADE INTO THE CONTRACT MAY DECREASE THE VALUE OF THE CAPITAL PROTECTOR BENEFIT. For example, if near the end of the waiting period your Capital Protector Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your Contract Value to be larger than your Capital Protector Base on your benefit date, you will not receive any benefit even though you have paid for the Capital Protector feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial advisor as such activity may reduce the value of this Capital Protector benefit.

     THE CAPITAL PROTECTOR FEE

Capital Protector is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. The full quarterly charge will be deducted at the time of a full surrender or annuitization prior to the end of the waiting period, even though no Capital Protector benefit is payable. Once the feature is terminated, as discussed above, the charge will no longer be deducted. The annual fee is:

CONTRACT YEAR                                           ANNUALIZED CHARGE *
-------------                                           -------------------
 0-7                                                           1.00%
 8-10                                                          0.80%
 11+                                                            none

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

     EFFECT OF SPOUSAL CONTINUATION ON THE CAPITAL PROTECTOR FEATURE

If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION PAGE 34.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE CAPITAL PROTECTOR FEATURE (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PRINCIPAL REWARDS PROGRAM

If you elect to participate in the Principal Rewards program at contract issue, we contribute an Upfront Payment Enhancement and, if applicable, a Deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. SEE WITHDRAWAL CHARGES ON PAGE 35. These withdrawal charges may offset the value of any bonus, if you make an early withdrawal. SEE EXPENSES ON PAGE
35. You may not elect to participate in this program if you are age 81 or older at the time of contract issue. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below.

Purchase Payments may not be invested in the 6-month or the 1-year Dollar Cost Averaging fixed accounts if you participate in the Principal Rewards Program. However, you may use the 1-year fixed account option as a Dollar Cost Averaging source account.

There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Principal Rewards program may not perform as well as the contract without the feature.

     ENHANCEMENT LEVELS

     The Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date may be determined based on stated Enhancement Levels. Each Enhancement Level is a range of dollar amounts which may correspond to different enhancement rates and dates. Enhancement Levels may change from time to time, at our sole discretion. The Enhancement Level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your Enhancement Level by adding your contract value on the date we receive each subsequent Purchase Payment plus the amount of the subsequent Purchase Payment.

     UPFRONT PAYMENT ENHANCEMENT

     An Upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an Upfront Payment Enhancement amount as a percentage (the "Upfront Payment Enhancement Rate") of each Purchase Payment. The Upfront Payment Enhancement Rate will always be at least 2%. We periodically review and establish the Upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable Upfront Payment Enhancement Rate is that which is in effect for any applicable Enhancement Level, when we receive each Purchase Payment under your contract. The Upfront Payment Enhancement amounts are allocated among the fixed and variable investment options according to the current allocation instructions in effect when we receive each Purchase Payment.

     DEFERRED PAYMENT ENHANCEMENT

     A Deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "Deferred Payment Enhancement Date") as a percentage of Purchase Payments received. We refer to this percentage amount as the Deferred Payment Enhancement Rate. We periodically review and establish the Deferred Payment Enhancement Rates and Deferred Payment Enhancement Dates. The Deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by us, at any time. The Deferred Payment Enhancement Date, if applicable, may change at any time. The applicable Deferred Payment Enhancement Date and Deferred Payment Enhancement Rate are those which may be in effect for any applicable Enhancement Level, when we receive each Purchase Payment under your contract. Any applicable Deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.

     If you withdraw any portion of a Purchase Payment, to which a Deferred Payment Enhancement applies, prior to the Deferred Payment Enhancement Date, we reduce the amount of the corresponding Deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of the Deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date applicable to all Purchase Payments currently are as follows:

----------------------------------------------------------------------
                        UPFRONT      DEFERRED           DEFERRED
                        PAYMENT       PAYMENT           PAYMENT
    ENHANCEMENT       ENHANCEMENT   ENHANCEMENT       ENHANCEMENT
       LEVEL             RATE          RATE               DATE
----------------------------------------------------------------------
 Under $40,000             2%            0%       N/A
----------------------------------------------------------------------
 $40,000 - $99,999         4%            0%       N/A
----------------------------------------------------------------------
 $100,000 - $499,999       4%            1%       Nine years from the
                                                  date we receive each
                                                  Purchase Payment.
----------------------------------------------------------------------
 $500,000 - more           5%            1%       Nine years from the
                                                  date we receive each
                                                  Purchase Payment.
----------------------------------------------------------------------

APPENDIX B shows how we calculate any applicable Deferred Payment Enhancement amount.

We will not allocate any applicable Deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the Deferred Payment Enhancement Date:

     - You surrender your contract;

     - A death benefit is paid on your contract;

     - You switch to the Income Phase of your contract; or

     - You fully withdraw the corresponding Purchase Payment.

See your financial advisor for information on the current Enhancement Levels and Payment Enhancements rates.

     90 DAY WINDOW

     As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued ("Look Back Adjustment"). We will add any applicable Upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable Upfront and/or Deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable Upfront Look Back Adjustment according to your then-current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to the Cash Management Portfolio, for a Deferred Look Back Adjustment.

APPENDIX B PROVIDES AN EXAMPLE OF THE 90 DAY WINDOW PROVISION.

The Principal Rewards Program may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor regarding the availability of this program.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE PRINCIPAL REWARDS PROGRAM (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and
     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment and Payment Enhancement, if applicable, by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE (CONTRACTS WITHOUT PRINCIPAL REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.2523 Accumulation Units for the Global Bond Portfolio.

     EXAMPLE (CONTRACTS WITH PRINCIPAL REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. If the Upfront Payment Enhancement is 2.00% of your Purchase Payment, we would add an Upfront Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.


If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request minus the Free Look Payment Enhancement Deduction, if applicable. The Free Look Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period.


Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management Portfolio during the free look period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract minus the Free Look Payment Enhancement Deduction, if applicable. At the end of the free look period, we allocate your money according to your instructions.

EXCHANGE OFFERS


From time to time, we may offer to allow you to exchange an older variable annuity issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS


The Variable Portfolios invest in shares of the following trusts: Anchor Series Trust, American Funds Insurance Series, Lord Abbett Series Fund, Inc., Nations Separate Account Trust, SunAmerica Series Trust, Van Kampen Life Investment Trust and the WM Variable Trust (the "Trusts"). Additional Trusts and/or Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts. Other Variable Portfolios may be available to you. Please refer to your contract for additional information.



The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by AIG SunAmerica Life, and other affiliated/unaffiliated insurance companies. Neither AIG SunAmerica Life nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The respective adviser monitors the Trusts for potential conflicts.


The Variable Portfolios along with their respective subadvisers are listed below:

     ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust Portfolios. Anchor Series Trust ("AST") has investment portfolios in addition to those listed below which are not available for investment under the contract.

     SUNAMERICA SERIES TRUST

Various subadvisers provide investment advice for the SunAmerica Series Trust Portfolios. SunAmerica Series Trust ("SAST") has investment portfolios in addition to those listed below which are not available for investment under the contract.

     AMERICAN FUNDS INSURANCE SERIES

Capital Research and Management Company provides investment advice for the American Funds Insurance Series ("AFT") portfolios. American Funds Insurance Series has investment portfolios in addition to those listed here that are not available for investment under the contract.

     LORD ABBETT SERIES FUND, INC.

Lord Abbett & Co. provides investment advice for the Lord Abbett Series Fund, Inc. portfolios. Lord Abbett Series Fund, Inc. ("LAT") has investment portfolios in addition to those listed below that are not available for investment under the contract.


     NATIONS SEPARATE ACCOUNT TRUST



Various subadvisers provide investment advice for the Nations Separate Account Trust ("NSAT") portfolios. Nations Separate Account Trust has investment portfolios in addition to those listed below, which are not available for investment under the contract.


     VAN KAMPEN LIFE INVESTMENT TRUST

Van Kampen Asset Management Inc. provides investment advice for the Van Kampen Life Investment Trust ("VKT") portfolios. Van Kampen Life Investment Trust has investment portfolios in addition to those listed here which are not available for investment under the contract.

     WM VARIABLE TRUST

Washington Mutual Advisors is the investment advisor to the WM Variable Trust ("WMT"). WMT has other investment portfolios in addition to those listed below which are not available for investment under the contract.

STOCKS:
     MANAGED BY ALLIANCEBERNSTEIN
       - Small & Mid Cap Value Portfolio                                    SAST
     MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
       - Alliance Growth Portfolio                                          SAST
       - Global Equities Portfolio                                          SAST
       - Growth-Income Portfolio                                            SAST

     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC


       - Nations Capital Growth Portfolio                                   NSAT


       - Nations MidCap Growth Portfolio                                    NSAT


       - Nations Small Company Portfolio                                    NSAT


       - Nations Value Portfolio                                            NSAT


     MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
       - American Funds Global Growth Portfolio                              AFT
       - American Funds Growth Portfolio                                     AFT
       - American Funds Growth-Income Portfolio                              AFT

     MANAGED BY DAVIS ADVISERS L.P.
       - Davis Venture Value Portfolio                                      SAST
       - Real Estate Portfolio                                              SAST

     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC


       - Nations Marsico 21st Century Portfolio                             NSAT


       - Nations Marsico Focused Equities Portfolio                         NSAT


       - Nations Marsico Growth Portfolio                                   NSAT


       - Nations Marsico Int'l Opportunities Portfolio                      NSAT


     MANAGED BY FEDERATED INVESTMENT COUNSELING


       - Federated American Leaders Portfolio                               SAST

       - Telecom Utility Portfolio                                          SAST
     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
       - Goldman Sachs Research Portfolio                                   SAST
     MANAGED BY LORD, ABBETT & CO.
       - Lord Abbett Series Fund Growth and Income Portfolio                 LAT
     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
       - Marsico Growth Portfolio                                           SAST
    MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Massachusetts Investors Trust Portfolio                        SAST

       - MFS Mid-Cap Growth Portfolio                                       SAST
     MANAGED BY PUTNAM INVESTMENT MANAGEMENT INC
       - Emerging Markets Portfolio                                         SAST
       - International Growth and Income Portfolio                          SAST

       - Putnam Growth: Voyager Portfolio                                   SAST

     MANAGED BY SUNAMERICA ASSET MANAGEMENT CORPORATION
       - Aggressive Growth Portfolio                                        SAST
       - Blue Chip Growth Portfolio                                         SAST
       - "Dogs" of Wall Street Portfolio                                    SAST
       - Growth Opportunities Portfolio                                     SAST
     MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
       - Foreign Value Portfolio                                            SAST
     MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT INC.
       - International Diversified Equities Portfolio                       SAST
       - Technology Portfolio                                               SAST
       - Van Kampen LIT Comstock Portfolio, Class II Shares                  VKT
       - Van Kampen LIT Emerging Growth Portfolio, Class II Shares           VKT
       - Van Kampen LIT Growth and Income Portfolio, Class II Shares         VKT
     MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
       - Capital Appreciation Portfolio                                      AST
       - Growth Portfolio                                                    AST
       - Natural Resources Portfolio                                         AST

BALANCED:

     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC


       - Nations Asset Allocation Portfolio                                 NSAT

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
       - MFS Total Return Portfolio                                         SAST
     MANAGED BY SUNAMERICA ASSET MANAGEMENT CORPORATION
       - SunAmerica Balanced Portfolio                                      SAST
     MANAGED BY WM ADVISORS, INC
       - Asset Allocation Portfolio                                         SAST
       - Balanced Portfolio                                                  WMT
       - Conservative Growth Portfolio                                       WMT
       - Strategic Growth Portfolio                                          WMT

BONDS:

     MANAGED BY MACKAY SHIELDS LLC


       - Nations High Yield Bond Portfolio                                  NSAT


     MANAGED BY FEDERATED INVESTMENT COUNSELING

       - Corporate Bond Portfolio                                           SAST
     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L
       - Global Bond Portfolio                                              SAST
     MANAGED BY SUNAMERICA ASSET MANAGEMENT CORPORATION
       - High-Yield Bond Portfolio                                          SAST
     MANAGED BY VAN KAMPEN
       - Worldwide High Income Portfolio                                    SAST
     MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
       - Government & Quality Bond Portfolio                                 AST

CASH:
     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
       - Cash Management Portfolio                                          SAST

YOU SHOULD READ THE ATTACHED PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS


AIG SunAmerica Life will guarantee the interest rate earned on money you allocate to any of these fixed account options. We offer fixed account options for periods of three, five, seven and ten years, which we call guarantee periods. Other fixed accounts may be available to you. Please see your contract for additional information.


We also offer the Fixed Advantage 7 account option, if you do not elect to participate in the Principal Rewards program. Please see FIXED ADVANTAGE 7 below. All options may not be available in all states. If you do not elect to participate in the Principal Rewards Program, you also have the option of allocating your money to the 6-month DCA fixed account and/or the 1-year DCA fixed account (the "DCA fixed accounts") which are available in conjunction with the Dollar Cost Averaging Program. Please see the section on DOLLAR COST AVERAGING ON PAGE 29 for additional information about, including limitations on, and the availability and operation of the DCA fixed accounts. The DCA fixed accounts are only available for new Purchase Payments.

Each guarantee period may offer a different interest rate but will never be less than an annual effective rate of 3%. Once established the rates for specified payments do not change during the guarantee period. The guarantee period is that period for which we credit the applicable rate (one, three, five, seven or ten years).


There are three scenarios in which you may put money into the fixed account options. In each scenario your money may be credited a different rate of interest as follows:


     - Initial Rate: Rate credited to amounts allocated to the fixed account when you purchase your contract.

     - Current Rate: Rate credited to subsequent amounts allocated to the fixed account.

     - Renewal Rate: Rate credited to money transferred from a fixed account or a Variable Portfolio into a fixed account and to money remaining in a fixed account after expiration of a guarantee period. (The Renewal Rate does not apply to the DCA fixed account options or Fixed Advantage 7.)

Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires.

When a guarantee period ends, you may leave your money in the same fixed investment option (other than the Fixed Advantage 7 and DCA fixed accounts). You may also reallocate your money to another fixed investment option (other than the Fixed Advantage 7 and DCA fixed accounts) or to the Variable Portfolios. If you want to reallocate your money to a different fixed account option or a Variable Portfolio, you must contact us within 30 days after the end of the current interest guarantee period and instruct us how to reallocate the money. We do not contact you. If we do not hear from you, your money will remain in the same fixed account option (other than the Fixed Advantage 7 account), where it will earn interest at the renewal rate then in effect for the fixed account option.


The DCA fixed accounts also credit a fixed rate of interest. Interest is credited to amounts allocated to the 6-month or 1-year DCA fixed account while your investment is systematically transferred to the Variable Portfolios. The rates applicable to the DCA fixed accounts may differ from each other and/or the other fixed account options but will never be less than an annual effective rate of 3%. See DOLLAR COST AVERAGING for more information.


     FIXED ADVANTAGE 7 ACCOUNT OPTION


Fixed Advantage 7 is an additional seven-year fixed account option available in your contract (if you have not elected to participate in the Principal Rewards program) and will generally offer a different interest rate than the other fixed account options in your contract. Only Purchase Payments made during the first 90 days following issuance of your contract can be invested in Fixed Advantage
7. If you inadvertently allocate any Purchase Payments to Fixed Advantage 7 after the first 90 days of your contract, we will allocate those funds according to your last Variable Portfolio allocation instructions, unless we receive different instructions from you; at the end of the 7-year guarantee period, the entire balance in Fixed Advantage 7 will be automatically transferred into those funds according to your last Variable Portfolio allocation instructions, unless we receive different instructions from you. If your previous instructions did not include allocation to Variable Portfolios, we will transfer any funds into the Cash Management Variable Portfolio. These automatic transfers do not count against the number of free annual transfers.


You cannot transfer money out of Fixed Advantage 7 prior to the end of the 7-year guarantee period; however, you may elect to systematically transfer the interest earned in this account to other Variable Portfolios at any time either monthly, quarterly, semi-annually or annually. If you make a full or partial withdrawal from your contract, you will be subject to a market value adjustment on all funds invested in the multi-year fixed accounts including Fixed Advantage 7 and any applicable surrender charges. See MARKET VALUE ADJUSTMENT below.

You will not be subject to a market value adjustment if:

     (1) you systematically transfer interest earned to other Variable Portfolios as part of the DCA program;

     (2) a death benefit is paid;

     (3) any withdrawal is made to pay fees or charges; or

     (4) any amount automatically transferred at the end of the guarantee period.


FIXED ADVANTAGE 7 IS ONLY AVAILABLE IF YOU DO NOT ELECT TO PARTICIPATE IN THE PRINCIPAL REWARDS PROGRAM. IT MAY NOT BE AVAILABLE IN ALL STATES.



ASSET ALLOCATION PROGRAM


PROGRAM DESCRIPTION


The asset allocation program is offered to help you diversify your investment across various asset classes.



Each of the models is comprised of a carefully selected combination of investment options using a carefully selected combination of Variable Portfolios with allocation amongst the various asset classes based on historical asset class performance to meet specific investment time horizons and risk tolerances.


ENROLLING IN THE PROGRAM


You may enroll in the program by selecting the model as well as any program options on the product application form. If you already own a policy, you must complete and submit a program election form. You and your financial advisor determine the model most appropriate for you. You may discontinue investment in the program at any time with a written request, telephone or internet instructions subject to our rules.


You may also choose to invest gradually into a model through the dollar cost averaging program. You may only invest in one model at a time. You may invest in investment options outside your selected model but only in those Variable Portfolios that are not utilized in the model you selected. If you transfer into or out of one or more Variable Portfolio in the models, we will terminate your participation in the program.



Currently, there is no fee for participating in this program.


WITHDRAWALS


You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected model unless otherwise instructed by you. If you choose to make a non-proportional withdrawal from the Variable Portfolio in the model, your investment may no longer be consistent with the model's intended objectives.



Withdrawals may be subject to a withdrawal charge. Withdrawals may be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.


KEEPING YOUR PROGRAM ON TARGET

     REBALANCING


You can elect to have your contract rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those investment options within each model will be rebalanced. An investment not included in the model can not be rebalanced.



     ANNUAL RE-EVALUATION



Each year, on or about March 31, the allocations in every model are re-evaluated and updated to assure that the investment objectives remain consistent. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. You must select the annual re-evaluation option on the product application or program enrollment form to participate in this aspect of the program. Some broker-dealers require that this option be selected each year. Please check with your financial representative.


IMPORTANT INFORMATION

Using an asset allocation methodology does not guarantee greater or more consistent returns. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off in an investment option or options representing a single asset class than in a model. However, such a strategy involves a greater degree of risk because of the concentration of like securities in a single asset class.


The models represent suggested allocations which are provided as general guidance. You should work with your financial adviser to assist you in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk comfort level. Information concerning the specific models can be obtained from your financial representative.



WE HAVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.


MARKET VALUE ADJUSTMENT ("MVA")


NOTE: MARKET VALUE ADJUSTMENTS APPLY TO THE 3, 5, 7, 10-YEAR AND FIXED ADVANTAGE 7 FIXED ACCOUNT OPTIONS ONLY. THESE OPTIONS ARE NOT AVAILABLE IN ALL STATES. PLEASE CONTACT YOUR FINANCIAL ADVISOR FOR MORE INFORMATION.


If you take money out of the multi-year or Fixed Advantage 7 fixed account options before the end of the guarantee period, we make an adjustment to your contract. We refer to the adjustment as a market value adjustment (the "MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the fixed account option and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the fixed account option. For the current rate we use a rate beingoffered by us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Generally, if interest rates drop between the time you put your money into the fixed account options and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract.

Where the MVA is negative, we first deduct the adjustment from any money remaining in the fixed account option. If there is not enough money in the fixed account option to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount.

The multi-year MVA fixed accounts are not available to Maryland and Washington state policyholders.


AIG SunAmerica Life does not assess an MVA against withdrawals under the following circumstances:


     - If a withdrawal is made within 30 days after the end of a guarantee period;

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - Upon annuitization, if occurring on the latest Annuity Date.

APPENDIX C SHOWS HOW WE CALCULATE THE MVA.

TRANSFERS DURING THE ACCUMULATION PHASE


During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account options (with the exception of Fixed Advantage 7). After the Annuity Date, transfers may not take place between a fixed account option and a variable account option. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well.



You may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone subject to our rules. Additionally, you may access your account and request transfers between Variable Portfolios and/or the fixed account options through SunAmerica's website (http://www.sunamerica.com). We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the asset allocation rebalancing program do not count against your 15 free transfers.



We may accept transfer requests by telephone or internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.


We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying Variable Portfolios.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programming transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These marketing timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios reflect a market timing strategy, we reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the mechanisms you can use to request transfers among the Variable Portfolios or imposing penalty fees on such trading activity and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.


Certain transfers will be restricted in order to protect you from abusive or disruptive trading activity. You can request up to 15 transfers per contract each contract year via U.S. Mail, telephone, facsimile or internet. Any transfer request in excess of 15 transfers per contract year must be submitted in writing by U.S. Mail. Transfer requests sent by same day mail, overnight mail or courier service will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled in a written request submitted via U.S. Mail. We will process any transfer and/or cancellation request as of the day we receive it, if received before 1:00 p.m. Pacific Standard Time ("PST"). If received after 1:00 p.m. PST, the request will be processed on the next business day. This policy will apply beginning September 30, 2002 through your next contract anniversary and then during each contract year thereafter. Transfers pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing programs will not count towards Our calculation of when you have exceeded the 15 transfers for purposes of restricting your transfer rights. However, Dollar Cost Averaging transfers do count towards the 15 free transfers for purposes of determining when we will begin charging you for transfers over 15. See Dollar Cost Averaging on page 30.



Regardless of the number of transfers you have made, we will monitor and may terminate your transfer privileges after we notify you in writing of the restriction if we determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors we will consider include:


     - the dollar amount of the transfer;

     - the total assets of the Variable Portfolio involved in the transfer;

     - the number of transfers completed in the current calendar quarter; or

     - whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS ON PAGE 37.

We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DOLLAR COST AVERAGING


The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio (source accounts) to any other Variable Portfolio. You may also elect to systematically transfer the interest earned in the Fixed Advantage 7 account option to other Variable Portfolios. Transfers may be monthly or quarterly and count against your 15 free transfers per contract year. You may change the frequency at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account. Fixed account options are not available as target account for the DCA program. Currently, there is no fee for participating in the DCA program.


We also offer the 6-month and 1-year DCA fixed accounts exclusively to facilitate this program. If you elected to participate in the Principal Rewards Program, the 6-month and 1-year DCA fixed accounts are not available under your contract. The DCA fixed accounts only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCA fixed account, we transfer all your money allocated to that account into the Variable Portfolios over the selected 6-month or 1-year period. You cannot change the option or the frequency of transfers once selected.

If allocated to the 6-month DCA fixed account, we transfer your money over a maximum of 6 monthly transfers. We base the actual number of transfers on the total amount allocated to the account. For example, if you allocate $500 to the 6-month DCA fixed account, we transfer your money over a period of five months, so that each payment complies with the $100 per transfer minimum.


We determine the amount of the transfers from the 1-year DCA fixed account based on the total amount of money allocated to the account, and the frequency of transfers selected.


For example, let's say you allocate $1,000 to the 1-year DCA fixed account. You select monthly transfers. We completely transfer all of your money to the selected investment options over a period of ten months.


You may terminate your DCA program at any time. If you terminate your DCA program with money remaining in the DCA fixed accounts, we will transfer the remaining funds to the same target account(s) as previously designated by you, unless we receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.


The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

 ---------------------------------------------
                  ACCUMULATION       UNITS
    QUARTER           UNIT         PURCHASED
 ---------------------------------------------
       1             $ 7.50           100
       2             $ 5.00           150
       3             $10.00            75
       4             $ 7.50           100
       5             $ 5.00           150
       6             $ 7.50           100
 ---------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING PROGRAM


Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. Currently, there is no fee for participating in the Asset Rebalancing program.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM


The Principal Advantage Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice. Currently, there is no fee for participating in the Principal Advantage Program.


We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS


AIG SunAmerica Life is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.


SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.
----------------------------------------------------------------
----------------------------------------------------------------
                              ACCESS TO YOUR MONEY
----------------------------------------------------------------
----------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS ON PAGE 38.

Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a MVA if a partial withdrawal comes from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, we also deduct premium taxes and a contract maintenance fee. SEE EXPENSES ON PAGE 36.

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of the full surrender (except in the state of Washington). Additionally, if you participate in the Principal Rewards Program you will not receive your Deferred Payment Enhancement if you fully withdraw a Purchase Payment or your contract value prior to the corresponding Deferred Payment Enhancement Date. SEE PRINCIPAL REWARDS PROGRAM ON PAGE 23.

Purchase payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the seventh or ninth year if you elect to participate in the Principal Rewards Program will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES ON PAGE 36. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms. These are penalty free earnings and the total invested amount.

The penalty-free earnings portion of your contract is simply your account value less your total invested amount. The total invested amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your total invested amount are as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the part of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal, and

     - Any prior withdrawals (including withdrawal charges on those withdrawals) of the total invested amount on which you already paid a surrender penalty.

When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.

During the first year after we issue your contract your free withdrawal amount is the greater of (1) your penalty-free earnings; and (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount. If you are a Washington resident, you may withdraw during the first contract year, the greater of (1); (2); or (3) interest earnings from the amounts allocated to the fixed account options, not previously withdrawn.

After the first contract year, you can take out the greater of the following amounts each year (1) your penalty-free earnings and any portion of your total invested amount no longer subject to withdrawal charge or (2) 10% of the portion of your total invested amount that has been in your contract for at least one year. If you are a Washington resident, your maximum free withdrawal amount, after the first contract year, is the greater of (1); (2); or (3) interest earnings from amounts allocated to the fixed account options, not previously withdrawn.

Although we do not assess a withdrawal charge when you take a 10% penalty-free withdrawal, we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement.

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior Free Withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments, and no Principal Rewards election. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation,

A-(B x C)=D, where:
A=Your contract value at the time of your request for surrender ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
  ($100,000)
C=The withdrawal charge percentage applicable to the age of each Purchase
  Payment (3%)[B x C=$3,000]
D=Your full surrender value ($87,000)

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES ON PAGE 41.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $100. If you are an Oregon resident, the minimum withdrawal amount is $250 per withdrawal or an amount equal to your free withdrawal amount, as described on page 10. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or market value adjustment on certain withdrawals prior to the Annuity Date (not available in Texas). The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your contract prohibits use of this waiver during the first 90 days after you purchase your contract. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract.

In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60 day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

----------------------------------------------------------------
----------------------------------------------------------------
                                  DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------


If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. At the time you purchase your contract, you must select one of the two death benefit options described below. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial advisor to determine which option is best for you.


We will not pay a Deferred Payment Enhancement on a Purchase Payment if you die before the corresponding Deferred Payment Enhancement Date. SEE PRINCIPAL REWARDS PROGRAM ON PAGE 31.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS ON PAGE 38.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1.  a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4.  any other proof satisfactory to us.


The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.


If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION ON PAGE 35.

If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The term Net Purchase Payment is used frequently in explaining these death benefit options. Net Purchase Payments is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total purchase payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

The information below describes the death benefits on contracts issued on or after October 24, 2001:

OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals in the same proportion that the Gross Withdrawal reduced contract value on the date of the Gross Withdrawal; or

     3. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each Gross Withdrawal recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments; or

     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of Option 2 if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

The death benefit options on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additional Information for details.

ESTATEPLUS


The EstatePlus benefit if elected may increase the death benefit amount. If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Amount"), to the death benefit payable. The contract year of your death will determine the EstatePlus percentage and the Maximum EstatePlus percentage.


The table below provides the details if you are age 69 or younger at the time we issue your contract:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE         ESTATEPLUS AMOUNT
-------------------------------------------------------------
 Years 0 - 4       25% of Earnings      40% of Net Purchase
                                        Payments
-------------------------------------------------------------
 Years 5 - 9       40% of Earnings      65% of Net Purchase
                                        Payments*
-------------------------------------------------------------
 Years 10+         50% of Earnings      75% of Net Purchase
                                        Payments*
-------------------------------------------------------------

If you are between your 70th and 81st birthdays at the time we issue your contract the table below shows the available EstatePlus benefit:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE         ESTATEPLUS AMOUNT
-------------------------------------------------------------
 All Contract      25% of Earnings      40% of Net Purchase
   Years                                Payments*
-------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Amount calculations.

We may offer different levels of this benefit based on the number of years you hold your contract and/or your age at the time of issue.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the EstatePlus Percentage Amount?

We determine the amount of the EstatePlus benefit, based on a percentage of the earnings in your contract at the time of your death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If the earnings amount is negative, no EstatePlus amount will be added.

What is the Maximum EstatePlus Amount?

The EstatePlus benefit is subject to a maximum dollar amount. The maximum EstatePlus amount is equal to a percentage of your Net Purchase Payments.

You must elect EstatePlus at the time of contract application. Once elected, you may not terminate or change this election.

We assess a .25% fee for EstatePlus. On a daily basis we deduct this annual charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

EstatePlus is not available if you are age 81 or older at the time we issue your contract. Furthermore, a Continuing Spouse cannot benefit from EstatePlus if he/she is age 81 or older on the Continuation Date. SEE SPOUSAL CONTINUATION BELOW. The EstatePlus benefit is not payable after the latest Annuity Date. You may pay for the EstatePlus benefit and your beneficiary may never receive the benefit if you live past the latest Annuity Date. SEE INCOME OPTIONS ON PAGE 38.

EstatePlus may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. See your financial advisor for information regarding availability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ESTATEPLUS BENEFIT (IN ITS ENTIRETY OR ANY COMPONENT AT ANY TIME) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). Generally, the contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.

Upon a spouse's continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except as explained in Appendix D. SEE APPENDIX D FOR FURTHER EXPLANATION OF THE DEATH BENEFIT CALCULATIONS FOLLOWING A SPOUSAL CONTINUATION.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of EstatePlus. We will terminate EstatePlus if the Continuing Spouse is age 81 or older on the Continuation Date. If EstatePlus is terminated or if the Continuing Spouse dies after the latest Annuity Date, no EstatePlus benefit will be payable. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. SEE APPENDIX D FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

----------------------------------------------------------------
----------------------------------------------------------------
                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.


SEPARATE ACCOUNT CHARGES


The Company deducts a mortality and expense risk charge in the amount of 1.52%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The insurance charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.

OTHER REVENUE


We may receive compensation of up to 0.40% from the investment advisers of certain of the underlying investments of the Trust for services related to the availability of those underlying investments in the Contract.


WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ON PAGE 32. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge. You may also incur a withdrawal charge upon a full surrender.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years, or 9 years if you elected to participate in the Principal Rewards Program, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract. The two withdrawal charge schedules are as follows:

WITHDRAWAL CHARGE WITHOUT THE PRINCIPAL REWARDS PROGRAM (SCHEDULE A)

-----------------------------------------------------------------------------------------
      YEAR           1        2        3        4        5        6        7        8
-----------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              7%       6%       5%       4%       3%       2%       1%       0%
-----------------------------------------------------------------------------------------

WITHDRAWAL CHARGE WITH THE PRINCIPAL REWARDS PROGRAM (SCHEDULE B)

-----------------------------------------------------------------------------------------------------------
      YEAR           1        2        3        4        5        6        7        8        9        10
-----------------------------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              9%       9%       8%       7%       6%       5%       4%       3%       2%       0%
-----------------------------------------------------------------------------------------------------------

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ON PAGE 32.

These higher potential withdrawal charges may compensate us for the expenses associated with the Principal Rewards Program.


The Principal Rewards feature of this contract is designed to reward long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, neither the mortality and expense fees, distribution expenses, contract maintenance fee nor the investment management fees are higher on the Principal Rewards version, than the contract without an election of the bonus feature.


Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.


We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you switch to the Income Phase, except when you elect to receive income payments using the Income Protector feature. If you elect to receive income payments using the Income Protector feature, we assess the entire withdrawal charge applicable to Purchase Payments remaining in your contract when calculating your income benefit base. SEE INCOME OPTIONS.



Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES.


INVESTMENT CHARGES

  INVESTMENT MANAGEMENT FEES


Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. THE FEE TABLES illustrate these charges and expenses. For more detailed information on these investment charges, refer to the prospectuses for the Trusts, enclosed or attached.


  12B-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For SunAmerica Series Trust ("SST"), under the distribution plan which is applicable to Class 1 and 2 shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc., the SST's Distributor, to pay for various distribution activities on behalf of the SST

Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.25% fee applicable to Class II shares of the Van Kampen Life Investment Trust, Class 2 shares of the American Funds Insurance Series and Class 3 of the Anchor Series Trust and SunAmerica Series Trust is generally used to pay financial intermediaries for services provided over the life of your contract.


For more detailed information on these Investment Charges, refer to the prospectuses for the American Funds Insurance Series, Anchor Series Trust, Nations Separate Account Trust, SunAmerica Series Trust, Lord Abbett Series Fund, Inc., WM Variable Trust and Van Kampen Life Investment.


CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. We deduct the $35 contract maintenance fee ($30 in North Dakota) from your account value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE


Generally, we currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year ($10 in Pennsylvania and Texas). SEE INVESTMENT OPTIONS ON PAGE 25.


OPTIONAL CAPITAL PROTECTOR FEE


The fee for the Capital Protector feature is as follows:



CONTRACT YEAR                                             ANNUALIZED CHARGE
-------------                                             -----------------
 0-7                                                            1.00%
 8-10                                                           0.80%
 11+                                                             none



The fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value.


OPTIONAL ESTATEPLUS FEE


We charge 0.25% for the EstatePlus feature. On a daily basis we deduct this charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.


OPTIONAL INCOME PROTECTOR FEE


The Income Protector feature fee is as follows:



Annual Fee as a % of Your Income Benefit Base...............  0.10%



The fee is deducted annually from your contract value. The Income Benefit Base which is described more fully in the prospectus is generally calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding Purchase Payments made since the prior contract anniversary, less proportional withdrawals, and fees and charges applicable to those withdrawals.


PREMIUM TAX


Certain states charge the Company a tax on the premiums you pay into the contract ranging from 0% to 3.5%. We deduct from your contract these premium tax charges. Currently we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.



INCOME TAXES


We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.


AIG SunAmerica Life may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.


We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

----------------------------------------------------------------
----------------------------------------------------------------
                                 INCOME OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

If you switch to the Income Phase prior to a Deferred Payment Enhancement Date, we will not allocate the corresponding Deferred Payment Enhancement to your contract. SEE PRINCIPAL REWARDS PROGRAM ON PAGE 23.

Income payments must begin on or before your 95th birthday or on your tenth contract anniversary, whichever occurs later (latest Annuity Date). If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES ON PAGE 41.

INCOME OPTIONS

Currently, this Contract offers five income options unless you chose to take income under the Income Protector feature (see below). Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments based on joint lives, we pay according to Option 3 for a period of 10 years.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

For information regarding Income Option's using the Income Protector feature, please see below. Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, AIG SunAmerica Life guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.


INCOME PAYMENTS

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin; and

     - the value of your contract in the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS


We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. See also ACCESS TO YOUR MONEY for a discussion of when payments from a Variable Portfolio may be suspended or postponed.


THE INCOME PROTECTOR FEATURE

The Income Protector feature is a future "safety net" which can offer you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. If you elect the Income Protector feature you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions.


The minimum level of Income Protector benefit available is generally based upon the Purchase Payments remaining in your contract at the time you decide to begin taking income. We charge a fee for the Income Protector benefit. The amount of the fee and levels of income protection available to you are described below. This feature may not be available in your state. Check with your financial advisor regarding availability.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE INCOME PROTECTOR FEATURE AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME

If you elect the Income Protector feature, we base the amount of minimum income available to you upon a calculation we call the Income Benefit Base. At the time your participation in the Income Protector program becomes effective, your Income Benefit Base is equal to your contract value. Participation in the Income Protector program is effective on either the date of issue of the contract (if elected) or at the contract anniversary following your election of the Income Protector.

The income benefit base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your income benefit base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact income benefit base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the income benefit base on the prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the last contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees and charges since the last contract anniversary, in an amount proportionate to the amount by which such withdrawals decreased your contract value.


Your Income Benefit Base may accumulate at the elected growth rate from the date your election becomes effective through your Income Benefit Date.

If you decide that you want the protection offered by the Income Protector feature, you must elect the feature by completing the Income Protector Election Form available through our Annuity Service Center.



In order to obtain the benefit of the Income Protector you may not begin the Income Phase for at least ten years following your election. You may not elect this Program if the required waiting period before beginning the Income Phase would occur later than your latest annuity date.



The current option offered is:



                         FEE AS A % OF
                          YOUR INCOME
                         BENEFIT BASE*       WAITING PERIOD*
---------------------------------------------------------------
  Income Protector            .10%               10 years
---------------------------------------------------------------



* If you elect the feature on a subsequent anniversary, the Fees, and/or waiting period may be different.



RE-SET OF YOUR INCOME PROTECTOR BENEFIT


You may also have the opportunity to "Re-Set" your Income Benefit Base. The Re-Set feature allows you to increase your Income Benefit Base to the amount of your contract value on your next contract anniversary. You can only Re-Set within the 30 days before your next contract anniversary. The waiting period before you can begin the Income Phase will be determined based on the offerings available for your elected level of protection at the time your make an election to Re-Set. In addition, the Income Protector fee will be charged as a percentage of your re-set Income Benefit Base. You may not elect to Re-Set if the required waiting period before beginning the Income Phase would occur later than your latest annuity date.


For more information on how to Re-Set your Income Protector benefit, please contact your financial advisor or our Annuity Service Center.


ELECTING TO RECEIVE INCOME PAYMENTS


You may elect to begin the Income Phase of your contract using the Income Protector Program ONLY within the 30 days after the 10th or later contract anniversary following the effective date of your Income Protector participation or Re-Set.


The contract anniversary of, or prior to, your election to begin receiving annuity payments is your Income Benefit Date. This is the date as of which we calculate your Income Benefit Base to use in determining your guaranteed minimum fixed retirement income. To arrive at the minimum guaranteed retirement income available to you we apply the annuity rates stated in your Income Protector Endorsement for the annuity option you select to your final Income Benefit Base. You then choose if you would like to receive that income annually, quarterly or monthly for the time guaranteed under your selected annuity option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as of your Income Benefit Date, and;

     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The annuity options available when using the Income Protector Program to receive your fixed retirement income are:

     - Life Annuity with 10 Year Period Certain, or

     - Joint and 100% Survivor Annuity with 20 Year Period Certain

At the time you elect to begin receiving annuity payments, we will calculate your annual income using both your final Income Benefit Base and your contract value. We will use the same income option for each calculation, however, the annuity factors used to calculate your income under the Income Protector will be different. You will receive whichever provides a greater stream of income. If you annuitize using the Income Protector your income payments will be fixed in amount. You are not required to use the Income Protector to receive income payments. However, we will not refund fees paid for the Income Protector if you annuitize under the general provisions of your contract. In addition, if applicable, a surrender charge will apply if you take income under the Income Protector feature. YOU MAY NEVER NEED TO RELY UPON THE INCOME PROTECTOR, IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM

If you elect the Income Protector, we charge an annual fee, as follows:


                                FEE AS A % OF YOUR
                                INCOME BENEFIT BASE
-------------------------------------------------------------
  Income Protector                     .10%
-------------------------------------------------------------



If you elect the feature on a subsequent anniversary, the Fees may be different.


We deduct the annual fee from your actual contract value. If your contract is issued with the Income Protector program we begin deducting the annual fee on your first contract anniversary. If you elect the feature it at some later date, we begin deducting the annual fee on the contract anniversary following the date on which your participation in the program becomes effective. Upon a Re-Set of your Income Protector feature, the fee will be charged upon your Re-Set Income Benefit Base. Upon Re-Set of this feature you may be charged a higher fee depending upon the then-current offerings.

It is important to note that once you elect the Income Protector feature you may not cancel your election. We will deduct the charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Additionally, we deduct the full annual fee from any full surrender of your contract requested prior to your contract anniversary based on the Income Benefit Base at time of surrender.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of the Income Protector program. To utilize the Income Protector feature, you must take income payments under one of the two income options described above. If those income options exceed your life expectancy, you may be prohibited from receiving your guaranteed fixed income under the program. If you own a qualified contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit.


You may wish to consult your tax advisor for information concerning your particular circumstances. APPENDIX E PROVIDES EXAMPLES OF THE OPERATION OF THE INCOME PROTECTOR FEATURE.


If you elect Capital Protector, you may not elect to participate in the Income Protector program.
----------------------------------------------------------------
----------------------------------------------------------------
                                      TAXES
----------------------------------------------------------------
----------------------------------------------------------------


NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.


ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; (9) when paid for health insurance if you are unemployed and meet certain requirements; and
(10) when paid to an alternate payee pursuant to a qualified domestic relations order.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2, regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A NON-QUALIFIED CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.


DIVERSIFICATION AND INVESTOR CONTROL


The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.


The diversification regulations do not provide guidance as to the circumstances under which you, and not AIG SunAmerica Life, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract , could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.


These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

----------------------------------------------------------------
----------------------------------------------------------------
                                   PERFORMANCE
----------------------------------------------------------------
----------------------------------------------------------------

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.


When we advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the subaccount was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.


Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices we use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").


AIG SunAmerica Life may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

----------------------------------------------------------------
----------------------------------------------------------------
                                OTHER INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------


AIG SUNAMERICA LIFE



AIG SunAmerica Life is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, AIG SunAmerica Life redomesticated under the laws of the state of Arizona.



AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. (comprising seven-wholly owned broker-dealers and two investment advisors), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.


THE SEPARATE ACCOUNT


AIG SunAmerica Life established Variable Separate Account ("separate account"), under Arizona law on January 1, 1996 when it assumed the separate account, originally established under California law on June 25, 1981. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.



AIG SunAmerica Life owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of AIG SunAmerica Life. Assets in the separate account are not guaranteed by AIG SunAmerica Life.


THE GENERAL ACCOUNT


Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any AIG SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.


DISTRIBUTION OF THE CONTRACT


Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We pay an initial commission of up to 8.00% of your Purchase Payment. We may also pay an annual trail commission of up to 1.50% payable quarterly as early as the second contract year. Contracts sold with the Principal Rewards program may result in our paying different commission. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.


From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.


AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 distributes the contracts. SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.


ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.


We send out transaction confirmations and quarterly statements. During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.


LEGAL PROCEEDINGS


There are no pending legal proceedings affecting the Separate Account. AIG SunAmerica Life and its subsidiaries engage in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, nor are they material with respect to the Separate Account.

OWNERSHIP


The Polaris Platinum II Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.



INDEPENDENT ACCOUNTANTS



The financial statements of Variable Separate Account (portion relating to the Polaris Platinum Variable Annuity) at December 31, 2001 and for the period from July 9, 2001 (inception) to December 31, 2001 are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.
----------------------------------------------------------------
----------------------------------------------------------------
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.

Separate Account..............................     3
General Account...............................     3
Performance Data..............................     4
Income Payments...............................    12
Annuity Unit Values...........................    12
Death Benefit Options for Contracts Issued
  Before October 24, 2001.....................    13
Taxes.........................................    19
Distribution of Contracts.....................    23
Financial Statements..........................    23

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               POLARIS PLATINUM APPENDIX A - CONDENSED FINANCIALS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/01
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  Capital Appreciation (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $35.378
                                                               (b) $35.378
        Ending AUV..........................................   (a) $33.909
                                                               (b) $33.891
        Ending Number of AUs................................   (a) 216,908
                                                               (b) 60,960
-------------------------------------------------------------------------------
  Government and Quality Bond (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $14.915
                                                               (b) $14.915
        Ending AUV..........................................   (a) $15.323
                                                               (b) $15.319
        Ending Number of AUs................................   (a) 604,398
                                                               (b) 173,062
-------------------------------------------------------------------------------
  Growth (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $27.961
                                                               (b) $27.961
        Ending AUV..........................................   (a) $27.233
                                                               (b) $27.215
        Ending Number of AUs................................   (a) 114,458
                                                               (b) 33,079
-------------------------------------------------------------------------------
  Natural Resources (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $14.651
                                                               (b) $14.651
        Ending AUV..........................................   (a) $14.352
                                                               (b) $14.309
        Ending Number of AUs................................   (a) 25,385
                                                               (b) 11,922
-------------------------------------------------------------------------------
  Aggressive Growth (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $15.970
                                                               (b) $15.970
        Ending AUV..........................................   (a) $13.627
                                                               (b) $13.621
        Ending Number of AUs................................   (a) 74,319
                                                               (b) 40,715
-------------------------------------------------------------------------------
  Alliance Growth (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $32.786
                                                               (b) $32.786
        Ending AUV..........................................   (a) $32.462
                                                               (b) $32.395
        Ending Number of AUs................................   (a) 229,450
                                                               (b) 59,000
-------------------------------------------------------------------------------
  Blue Chip Growth (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $7.199
                                                               (b) $7.199
        Ending AUV..........................................   (a) $6.701
                                                               (b) $6.695
        Ending Number of AUs................................   (a) 136,477
                                                               (b) 51,147
-------------------------------------------------------------------------------
  Cash Management (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $12.987
                                                               (b) $12.987
        Ending AUV..........................................   (a) $13.058
                                                               (b) $13.065
        Ending Number of AUs................................   (a) 473,064
                                                               (b) 244,174
-------------------------------------------------------------------------------
  Corporate Bond (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $13.663
                                                               (b) $13.663
        Ending AUV..........................................   (a) $13.972
                                                               (b) $13.952
        Ending Number of AUs................................   (a) 199,210
                                                               (b) 126,920
-------------------------------------------------------------------------------


              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/01
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $27.129
                                                               (b) $27.129
        Ending AUV..........................................   (a) $26.207
                                                               (b) $26.174
        Ending Number of AUs................................   (a) 385,797
                                                               (b) 103,212
-------------------------------------------------------------------------------
  "Dogs" of Wall Street (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $9.376
                                                               (b) $9.376
        Ending AUV..........................................   (a) $9.703
                                                               (b) $9.680
        Ending Number of AUs................................   (a) 79,435
                                                               (b) 26,944
-------------------------------------------------------------------------------
  Emerging Market (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $6.428
                                                               (b) $6.428
        Ending AUV..........................................   (a) $6.535
                                                               (b) $6.530
        Ending Number of AUs................................   (a) 20,649
                                                               (b) 10,799
-------------------------------------------------------------------------------
  Federated Value (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $16.876
                                                               (b) $16.876
        Ending AUV..........................................   (a) $16.380
                                                               (b) $16.377
        Ending Number of AUs................................   (a) 109,935
                                                               (b) 56,938
-------------------------------------------------------------------------------
  Foreign Value (Inception Date - N/A)*
        Beginning AUV.......................................       --
        Ending AUV..........................................       --
        Ending Number of AUs................................       --
-------------------------------------------------------------------------------
  Global Bond (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $15.461
                                                               (b) $15.461
        Ending AUV..........................................   (a) $15.662
                                                               (b) $15.648
        Ending Number of AUs................................   (a) 42,811
                                                               (b) 32,980
-------------------------------------------------------------------------------
  Global Equities (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $17.986
                                                               (b) $17.986
        Ending AUV..........................................   (a) $17.477
                                                               (b) $17.447
        Ending Number of AUs................................   (a) 58,908
                                                               (b) 16,500
-------------------------------------------------------------------------------
  Goldman Sachs Research (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $8.100
                                                               (b) $8.100
        Ending AUV..........................................   (a) $7.171
                                                               (b) $7.168
        Ending Number of AUs................................   (a) 80,875
                                                               (b) 12,429
-------------------------------------------------------------------------------
  Growth-Income (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $28.878
                                                               (b) $28.878
        Ending AUV..........................................   (a) $26.800
                                                               (b) $26.794
        Ending Number of AUs................................   (a) 185,367
                                                               (b) 61,252
-------------------------------------------------------------------------------


              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/01
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Growth Opportunities (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $6.256
                                                               (b) $6.256
        Ending AUV..........................................   (a) $5.813
                                                               (b) $5.804
        Ending Number of AUs................................   (a) 76,426
                                                               (b) 33,659
-------------------------------------------------------------------------------
  High-Yield Bond (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $13.172
                                                               (b) $13.172
        Ending AUV..........................................   (a) $12.506
                                                               (b) $12.495
        Ending Number of AUs................................   (a) 97,244
                                                               (b) 85,252
-------------------------------------------------------------------------------
  International Diversified Equities (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $11.125
                                                               (b) $11.125
        Ending AUV..........................................   (a) $10.216
                                                               (b) $10.168
        Ending Number of AUs................................   (a) 34,310
                                                               (b) 40,781
-------------------------------------------------------------------------------
  International Growth and Income (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $11.372
                                                               (b) $11.372
        Ending AUV..........................................   (a) $10.751
                                                               (b) $10.746
        Ending Number of AUs................................   (a) 105,112
                                                               (b) 59,493
-------------------------------------------------------------------------------
  Marsico Growth (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $8.889
                                                               (b) $8.889
        Ending AUV..........................................   (a) $8.515
                                                               (b) $8.519
        Ending Number of AUs................................   (a) 189,755
                                                               (b) 95,675
-------------------------------------------------------------------------------
  MFS Growth and Income (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $20.217
                                                               (b) $20.217
        Ending AUV..........................................   (a) $19.217
                                                               (b) $19.204
        Ending Number of AUs................................   (a) 80,414
                                                               (b) 36,242
-------------------------------------------------------------------------------
  MFS Mid-Cap Growth (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $15.227
                                                               (b) $15.227
        Ending AUV..........................................   (a) $13.408
                                                               (b) $13.395
        Ending Number of AUs................................   (a) 277,704
                                                               (b) 108,730
-------------------------------------------------------------------------------
  MFS Total Return (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $21.154
                                                               (b) $21.154
        Ending AUV..........................................   (a) $21.220
                                                               (b) $21.203
        Ending Number of AUs................................   (a) 332,143
                                                               (b) 113,416
-------------------------------------------------------------------------------
  Putnam Growth (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $21.065
                                                               (b) $21.065
        Ending AUV..........................................   (a) $19.070
                                                               (b) $19.066
        Ending Number of AUs................................   (a) 72,747
                                                               (b) 22,607
-------------------------------------------------------------------------------


              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/01
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Real Estate (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $11.241
                                                               (b) $11.241
        Ending AUV..........................................   (a) $11.340
                                                               (b) $11.318
        Ending Number of AUs................................   (a) 58,962
                                                               (b) 31,283
-------------------------------------------------------------------------------
  Small & Mid Cap Value* (Inception Date - N/A)
        Beginning AUV.......................................       --
        Ending AUV..........................................       --
        Ending Number of AUs................................       --
-------------------------------------------------------------------------------
  SunAmerica Balanced (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $15.626
                                                               (b) $15.626
        Ending AUV..........................................   (a) $15.005
                                                               (b) $15.005
        Ending Number of AUs................................   (a) 125,620
                                                               (b) 46,186
-------------------------------------------------------------------------------
  Technology (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $4.018
                                                               (b) $4.018
        Ending AUV..........................................   (a) $3.450
                                                               (b) $3.451
        Ending Number of AUs................................   (a) 173,009
                                                               (b) 86,449
-------------------------------------------------------------------------------
  Telecom Utility (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $12.848
                                                               (b) $12.848
        Ending AUV..........................................   (a) $11.507
                                                               (b) $11.516
        Ending Number of AUs................................   (a) 27,940
                                                               (b) 12,637
-------------------------------------------------------------------------------
  Worldwide High Income (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $14.490
                                                               (b) $14.490
        Ending AUV..........................................   (a) $14.301
                                                               (b) $14.287
        Ending Number of AUs................................   (a) 8,284
                                                               (b) 31,183
-------------------------------------------------------------------------------
  Lord Abbett Series Fund Growth and Income* (Inception
    Date - N/A)
        Beginning AUV.......................................       --
        Ending AUV..........................................       --
        Ending Number of AUs................................       --
-------------------------------------------------------------------------------
  Van Kampen LIT Comstock, Class II Shares (Inception
    Date - 10/15/01)
        Beginning AUV.......................................   (a) $10.000
                                                               (b) $10.000
        Ending AUV..........................................   (a) $10.231
                                                               (b) $10.234
        Ending Number of AUs................................   (a) 64,170
                                                               (b) 28,740
-------------------------------------------------------------------------------
  Van Kampen LIT Emerging Growth, Class II Shares (Inception
    Date - 10/15/01)
        Beginning AUV.......................................   (a) $10.000
                                                               (b) $10.000
        Ending AUV..........................................   (a) $10.426
                                                               (b) $10.437
        Ending Number of AUs................................   (a) 19,408
                                                               (b) 5,379
-------------------------------------------------------------------------------
              * Not available for sale until August 1, 2002.
              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/01
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Shares (Inception
Date - 10/15/01)
       Beginning AUV........................................   (a) $10.000
                                                               (b) $10.000
       Ending AUV...........................................   (a) $10.533
                                                               (b) $10.537
       Ending Number of AUs.................................   (a) 12,511
                                                               (b) 1,560
-------------------------------------------------------------------------------
 Balanced (Inception Date - 07/09/01)
       Beginning AUV........................................   (a) $7.576
                                                               (b) $7.576
       Ending AUV...........................................   (a) $7.538
                                                               (b) $7.533
       Ending Number of AUs.................................   (a) 125,651
                                                               (b) 27,799
-------------------------------------------------------------------------------
 Conservative Growth (Inception Date - 07/09/01)
       Beginning AUV........................................   (a) $8.163
                                                               (b) $8.163
       Ending AUV...........................................   (a) $7.930
                                                               (b) $7.952
       Ending Number of AUs.................................   (a) 107,894
                                                               (b) 42,760
-------------------------------------------------------------------------------
 Strategic Growth (Inception Date - 07/09/01)
       Beginning AUV........................................   (a) $9.190
                                                               (b) $9.190
       Ending AUV...........................................   (a) $8.784
                                                               (b) $8.783
       Ending Number of AUs.................................   (a) 18,868
                                                               (b) 36,506
-------------------------------------------------------------------------------
 American Funds Global Growth (Inception Date - N/A)*
       Beginning AUV........................................
       Ending AUV...........................................
       Ending Number of AUs.................................
-------------------------------------------------------------------------------
 American Funds Growth (Inception Date - N/A)*
       Beginning AUV........................................
       Ending AUV...........................................
       Ending Number of AUs.................................
-------------------------------------------------------------------------------
 American Funds Growth-Income (Inception Date - N/A)*
       Beginning AUV........................................
       Ending AUV...........................................
       Ending Number of AUs.................................
-------------------------------------------------------------------------------
 Nations Asset Allocation (Inception Date - N/A)**
       Beginning AUV........................................
       Ending AUV...........................................
       Ending Number of AUs.................................
-------------------------------------------------------------------------------
 Nations Capital Growth (Inception Date - N/A)**
       Beginning AUV........................................
       Ending AUV...........................................
       Ending Number of AUs.................................
-------------------------------------------------------------------------------
        * Not available for sale until September 30, 2002.
        AU - Accumulation Unit
        AUV - Accumulation Unit Value
        (a) Without election of the optional EstatePlus feature
        (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/01
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Nations High Yield Bond (Inception Date - N/A)**
        Beginning AUV.......................................
        Ending AUV..........................................
        Ending Number of AUs................................
-------------------------------------------------------------------------------
  Nations International Value (Inception Date - N/A)**
       Beginning AUV........................................
       Ending AUV...........................................
       Ending Number of AUs.................................
-------------------------------------------------------------------------------
 Nations Marsico Focused Equities (Inception Date - N/A)**
       Beginning AUV........................................
       Ending AUV...........................................
       Ending Number of AUs.................................
-------------------------------------------------------------------------------
 Nations Marsico Growth (Inception Date - N/A)**
       Beginning AUV........................................
       Ending AUV...........................................
       Ending Number of AUs.................................
-------------------------------------------------------------------------------
 Nations Marsico 21st Century (Inception Date - N/A)**
       Beginning AUV........................................
       Ending AUV...........................................
       Ending Number of AUs.................................
-------------------------------------------------------------------------------
 Nations Marsico Int'l Opportunities (Inception Date -N/A)**
       Beginning AUV........................................
       Ending AUV...........................................
       Ending Number of AUs.................................
-------------------------------------------------------------------------------
 Nations Mid-Cap Growth (Inception Date - N/A)**
       Beginning AUV........................................
       Ending AUV...........................................
       Ending Number of AUs.................................
-------------------------------------------------------------------------------
 Nations Small Company (Inception Date - N/A)**
       Beginning AUV........................................
       Ending AUV...........................................
       Ending Number of AUs.................................
-------------------------------------------------------------------------------
 Nations Value (Inception Date - N/A)**
       Beginning AUV........................................
       Ending AUV...........................................
       Ending Number of AUs.................................
-------------------------------------------------------------------------------
              ** Not available for sale until March 31, 2003.
              (a) Reflects AUV/AU without election of EstatePlus.
              (b) Reflects AUV/AU with election of EstatePlus.
              AUV - Accumulation Unit Value
              AU - Accumulation Units

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed account option, the greater the impact of changing interest rates. The impact of the MVA can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or switched to the Income Phase by the following factor:

                          [(1+I/(1+J+0.005)](N/12) - 1

                  The MVA factor may differ in certain states where:

        I is the interest rate you are earning on the money invested in the fixed account option;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed account option; and

        N is the number of full months remaining in the term you initially agreed to leave your money in the fixed account option.

(Please see below for the MVA factor used for the Fixed Advantage 7 account option.)

EXAMPLES OF THE MVA

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed account option at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 year (12 months) remains in the 10-year term you initially agreed to leave your money in the fixed account option (N=12); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for nine full years. If a withdrawal charge applies, it is deducted before the MVA. The MVA is assessed on the amount withdrawn less any withdrawal charges.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year fixed account option is 4%.

The MVA factor is = [(1+I/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)](12/12) - 1
                  = (1.004785)1 - 1
                  = 1.004785 - 1
                  = + 0.004785

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 X (+0.004785) = +$19.14

$19.14 represents the MVA that would be added to your withdrawal.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year fixed account option is 6%.

The MVA factor is = [(1+I)/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.06+0.005)](1) - 1
                  = (0.985915)1 - 1
                  = 0.985915 - 1
                  = - 0.014085

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 X (-0.014085) = -$56.34

$56.34 represents the MVA that will be deducted from the money remaining in the 10-year fixed account option.

FIXED ADVANTAGE 7 MVA FORMULA

Fixed Advantage 7 is subject to a slightly different MVA factor.

                           [(1+I)/(1+K+L)](N/12) - 1
  where:

        I is the interest rate currently in effect for the Fixed Advantage 7 account option;

        K is the currently offered Initial Interest Rate for new contracts issued with the Fixed Advantage 7 account option;

        L is 0.005; and

        N is the number of full months remaining in the Fixed Advantage 7 account option period at the time of withdrawal or annuitization.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The term Continuation Net Purchase Payments is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse for contracts issued on or after October 24, 2001. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

The following describes the death benefit options following spousal continuation for contracts issued on or after October 24, 2001:

     1. PURCHASE PAYMENT ACCUMULATION OPTION

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced by any Gross Withdrawals recorded after the date of death in the same proportion that the Gross Withdrawal reduced the contract value on the date of each withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any Gross Withdrawals recorded after the seventh contract anniversary in the same proportion that the Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation
             Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

     2. MAXIMUM ANNIVERSARY VALUE OPTION -- if the continuing spouse is below age 90 at the time of death, and:

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation

             Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Gross Withdrawals recorded since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:
          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments received since the original issue date; or

          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that the Gross Withdrawal reduced each contract value on the date of the Gross Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

          Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before October 24, 2001.

B. THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected EstatePlus and it has not been terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable, based on the number of years the Continuing Spouse has held the contract since the Continuation Date. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

The table below shows the EstatePlus benefit if the Continuing Spouse is 69 or younger on the Continuation Date

-------------------------------------------------------------------
 CONTRACT YEAR          ESTATEPLUS                 MAXIMUM
    OF DEATH            PERCENTAGE            ESTATEPLUS AMOUNT
-------------------------------------------------------------------
 Years 0-4         25% of Earnings         40% of Continuation Net
                                           Purchase Payments
-------------------------------------------------------------------
 Years 5-9         40% of Earnings         65% of Continuation Net
                                           Purchase Payments*
-------------------------------------------------------------------
 Years 10+         50% of Earnings         75% of Continuation Net
                                           Purchase Payments*
-------------------------------------------------------------------

If the Continuing Spouse is between their 70th and 81st birthdays on the Continuation Date, the available EstatePlus benefit is:

-------------------------------------------------------------------
 CONTRACT YEAR          ESTATEPLUS                 MAXIMUM
    OF DEATH            PERCENTAGE            ESTATEPLUS AMOUNT
-------------------------------------------------------------------
 All Contract      25% of Earnings         40% of Continuation Net
  Years                                    Purchase Payments*
-------------------------------------------------------------------

* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum Estate Plus Percentage calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?

We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

          (1) equals the contract value on the Continuing Spouse's date of death;

          (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   APPENDIX D - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR
                                    FEATURE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                      POLARIS PLATINUM II INCOME PROTECTOR


This table assumes a $100,000 initial investment in a non-qualified contract with no further premiums, no withdrawals, no step-ups and no premium taxes; and the election of optional Base Income Protector at contract issue.

-------------------------------------------------------------------
             ANNUAL INCOME IF YOU ANNUITIZE ON CONTRACT ANNIVERSARY
IF AT ISSUE               7          10          15          20
  YOU ARE    1 - 6    (AGE 67)    (AGE 70)    (AGE 75)    (AGE 80)
-------------------------------------------------------------------
Male           N/A       6,108       6,672       7,716       8,832
age 60*
-------------------------------------------------------------------
Female         N/A       5,388       5,880       6,900       8,112
age 60*
-------------------------------------------------------------------
Joint**
Male -- 60     N/A       4,716       5,028       5,544       5,928
Female -- 60
-------------------------------------------------------------------

 * Life Annuity with 10 Year Period Certain
** Joint and 100% Survivor Annuity with 20 Year Period Certain


The Income Protector may not be available in your state. Please consult your financial adviser for information regarding availability of this program in your state.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                APPENDIX E - PRINCIPAL REWARDS PROGRAM EXAMPLES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I.  DEFERRED PAYMENT ENHANCEMENT

If you elect to participate in the Principal Rewards Program at contract issue, we contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment we receive as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and, if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Purchase Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date.

The examples that follow assume an initial Purchase Payment of $125,000 and that the Deferred Payment Enhancement is 1%.

For purposes of the example, the Deferred Payment Enhancement Date is the 9th anniversary of the Purchase Payment.

     EXAMPLE 1 -- NO WITHDRAWALS ARE MADE

The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).

On your 9th contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

     EXAMPLE 2 -- WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE

As in Example 1, your Upfront Payment Enhancement is $2,500.

This example also assumes the following:

     1. Your contract value on your 5th contract anniversary is $190,000.

     2. You request a withdrawal of $75,000 on your 5th contract anniversary.

     3. No subsequent Purchase Payments have been made.

     4. No prior withdrawals have been taken.

     5. Funds are not allocated to any of the MVA Fixed Accounts.

On your 5th contract anniversary, your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal is $75,500 of which $10,500 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of your $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment. Therefore, only 91.6%, or $114,500, of your initial Purchase Payment remains in your contract.

On your 9th contract anniversary, the Deferred Payment Enhancement Date, assuming no other transactions occur affecting the Purchase Payment, we allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.

II.  90 DAY WINDOW

The following hypothetical examples assume that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart at the time each Purchase Payment is received:

----------------------------------------------------------------------
                        UPFRONT      DEFERRED           DEFERRED
                        PAYMENT       PAYMENT           PAYMENT
                      ENHANCEMENT   ENHANCEMENT       ENHANCEMENT
 ENHANCEMENT LEVEL       RATE          RATE               DATE
----------------------------------------------------------------------
 Under $40,000             2%            0%       N/A
----------------------------------------------------------------------
 $40,000 - $99,999         4%            0%       N/A
----------------------------------------------------------------------
 $100,000 - $499,999       4%            1%       Nine years from the
                                                  date we receive each
                                                  Purchase Payment.
----------------------------------------------------------------------
 $500,000 - more           4%            2%       Nine years from the
                                                  date we receive each
                                                  Purchase Payment.
----------------------------------------------------------------------

Contracts issued with the Principal Rewards feature after April 3, 2000, may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.

This example assumes the following:

     1. Above Enhancement Levels, Rates and Dates throughout the first 90 days.

     2. No withdrawal in the first 90 days.

     3. Initial Purchase Payment of $35,000 on December 1, 2000.

     4. Subsequent Purchase Payment of $40,000 on January 15, 2001.

     5. Subsequent Purchase Payment of $25,000 on January 30, 2001.

     6. Subsequent Purchase Payment of $7,500 on February 12, 2001.

ENHANCEMENT AT THE TIME PURCHASE PAYMENTS ARE RECEIVED

----------------------------------------------------------------------------------
                                                                     DEFERRED
                         PURCHASE     UPFRONT      DEFERRED          PAYMENT
    DATE OF              PAYMENT      PAYMENT       PAYMENT        ENHANCEMENT
    PURCHASE PAYMENT      AMOUNT    ENHANCEMENT   ENHANCEMENT          DATE
----------------------------------------------------------------------------------
     December 1, 2000    $35,000         2%            0%              N/A
----------------------------------------------------------------------------------
     January 15, 2001    $40,000         4%            0%              N/A
----------------------------------------------------------------------------------
     January 30, 2001    $25,000         4%            1%        January 30, 2010
----------------------------------------------------------------------------------
     February 12, 2001   $ 7,500         4%            1%       February 12, 2010
----------------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENTS ON THE 90TH DAY FOLLOWING CONTRACT ISSUE

The sum of all Purchase Payments made in the first 90 days of the contract equals $107,500. According to the Enhancement Levels in effect at the time this contract was issued, a $107,500 Purchase Payment would have received a 4% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all of the Purchase Payments were received on the date of issue. Thus, the first two Purchase Payments would be adjusted on the 90th day following contract issue, as follows:

----------------------------------------------------------------------------------
                                                                     DEFERRED
                         PURCHASE     UPFRONT      DEFERRED          PAYMENT
    DATE OF              PAYMENT      PAYMENT       PAYMENT        ENHANCEMENT
    PURCHASE PAYMENT      AMOUNT    ENHANCEMENT   ENHANCEMENT          DATE
----------------------------------------------------------------------------------
     December 1, 2000    $35,000         4%            1%        December 1, 2009
----------------------------------------------------------------------------------
     January 15, 2001    $40,000         4%            1%        January 15, 2010
----------------------------------------------------------------------------------
     January 30, 2001    $25,000         4%            1%        January 30, 2010
----------------------------------------------------------------------------------
     February 12, 2001   $ 7,500         4%            1%       February 12, 2010
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Please forward a copy (without charge) of the Polaris Platinum II Variable Annuity Statement of Additional Information to:


              (Please print or type and fill in all information.)

        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

        Date: ------------------------------ Signed: ---------------------------


   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------


                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                    ISSUED BY

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                            VARIABLE SEPARATE ACCOUNT

         (PORTION RELATING TO THE POLARIS PLATINUM II VARIABLE ANNUITY)










This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated March 31, 2003, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-SUN2 or writing us at:



                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299



                                 March 31, 2003

                                TABLE OF CONTENTS

                                                                   PAGE
                                                                   ----
Separate Account.................................................    3

General Account..................................................    3

Performance Data ................................................    4

Income Payments..................................................   12

Annuity Unit Values..............................................   12

Death Benefit Options for Contracts Issued Before
  October 24, 2001...............................................   13

Taxes............................................................   19

Distribution of Contracts........................................   23

Financial Statements.............................................   23


                                SEPARATE ACCOUNT
                                ----------------


     Variable Separate Account ("Separate Account") was originally established by AIG SunAmerica Life Assurance Company ("AIG SunAmerica" or "Company") under Arizona law on January 1, 1996 when it assumed the separate account, originally established under California law on June 25, 1981. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.


     The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

     The separate account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the separate account, its Variable Portfolios or the underlying funds. Values allocated to the separate account and the amount of variable Income Payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.

     The basic objective of a variable annuity contract is to provide variable Income Payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable Income Payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable Income Payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

     Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable Income Payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable Income Payments).

                                 GENERAL ACCOUNT
                                 ---------------

     The general account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the 1, 3, 5, 7 or 10 year fixed account options, Fixed Advantage 7 account and the DCA accounts for 6-month and 1-year periods available in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

     The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                                PERFORMANCE DATA
                                ----------------

     From time to time the separate account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Cash Management Portfolio (which invests in shares of the Cash Management Portfolio of SunAmerica Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Cash Management Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

     In addition, the separate account may advertise "total return" data for Variable Portfolios (including the Cash Management portfolio). A Variable Portfolio is a sub-account of the separate account which provides for the variable investment options available under the contract. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Portfolio.


     In calculating hypothetical adjusted historical performance, for periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding underlying funds of Anchor Series Trust, American Funds Insurance Series, SunAmerica Series Trust, Lord Abbett Series Fund, Inc., Nations Separate Account Trust, Van Kampen Life Investment Trust and WM Variable Trust ("Trusts"), modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Trusts' underlying funds. Further, returns shown are for the original class of shares of the Trusts (Class 1 for the Anchor Series and SunAmerica Series Trust and Class I for the Van Kampen Life Investment Trust), adjusted to reflect the fees and charges of the available class of shares (Class 2 or 3 and Class II respectively) until performance for the available class becomes available. However, the actual shares purchased under this contract are the second class. Returns of the available class will be lower than those of the original class since the available class of shares is subject to service fees of 0.15% for Class 2 or 0.25% for Class 3 in the Anchor Series and SunAmerica Series Trusts and 0.25% in the Van Kampen Life Investment Trust. The inception date of the Class 2 shares in Anchor Series and SunAmerica Series Trusts is July 9, 2001 and the inception date of the Class II shares of Van Kampen Life Investment Trust is September 18, 2000. The inception for Class 3 of the Anchor Series and SunAmerica Series Trusts is September 30, 2002. In some cases a particular Variable Portfolio may have been available in another contract funded through this separate account. If the Variable Portfolio was incepted in this separate account prior to the offering of this contract, we report standardized contract performance adjusted for the fees and charges on this contract. Performance figures similarly adjusted but based on underlying the Trusts' performance (outside of this separate account) should not be construed to be actual historical performance of the relevant separate account Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding underlying funds of the Trusts, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). We commonly refer to these performance calculations as hypothetical adjusted historical returns. The Trusts have served since their inception as underlying investment media for separate accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

     Performance data for the various Variable Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO

     For Class 2 contracts without the Principal Rewards Program, the annualized current yield and the effective yield for the Cash Management Portfolio for the 7 day period ending December 31, 2001 were -0.37% and -0.37%, respectively. For Class 2 contracts with the Principal Rewards Program, the annualized current yield and the effective yield for the Cash Management Portfolio for the 7 day period ending December 31, 2001 were 1.65% and 1.63%, respectively. For Class 3 contracts without the Principal Rewards program, the annualized current yield and the effective yield for the Cash Management portfolio for the 7-day period ending December 31, 2001 were -0.47% and -0.47%, respectively. For Class 3 contracts with the Principal Rewards program, the annualized current yield and the effective yield for the Cash Management portfolio for the 7-day period ending December 31, 2001 were 1.53% and 1.54%, respectively.

     Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

     For contracts without the Principal Rewards Program:
     ----------------------------------------------------

          Base Period Return = (EV-SV-CMF)/(SV)

     For contracts with the Principal Rewards Program:
     -------------------------------------------------

          Base Period Return = (EV-SV-CMF+E)/(SV)

          where:

          SV     =   value of one Accumulation Unit at the start of a 7 day
                     period

          EV     =   value of one Accumulation Unit at the end of the 7 day
                     period

          CMF    =   an allocated portion of the $35 annual contract maintenance fee, prorated for 7 days

          E      =   Premium Enhancement Rate, prorated for 7 days

     The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of contract owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Cash Management Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

     The current yield is then obtained by annualizing the Base Period Return:

     Current Yield = (Base Period Return) x (365/7)

     The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                365/7
     Effective Yield = [(Base Period Return + 1)      - 1]

     The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

     Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

     The Variable Portfolios of the separate account other than the Cash Management Portfolio compute their performance data as "total return."

     The total returns since each Variable Portfolio's inception date, for a 1-year period and, if applicable, for a 5-year period, are shown on the following two pages, both with and without an assumed complete redemption at the end of the stated period. Total returns for contracts without the Principal Rewards Program are on page 9 and total returns for contracts with the Principal Rewards Program are on page 10.

     Standardized performance for the Variable Portfolios available in this contract reflect total returns using the method of computation discussed below:

o Using the seven year surrender charge schedule available on contracts issued without the Principal Rewards Program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Principal Rewards Program is elected; AND

o Using the nine year surrender charge schedule available on contracts issued with the Principal Rewards Program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.

     We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We may, in sales literature, show performance only applicable to one surrender charge schedule to a contract holder who has already purchased the contract with or without the Principal Rewards Program. However, we will not report performance for the contract featuring the Principal Rewards program, unless net of withdrawal charges.
     These rates of return do not reflect election of the optional Capital Protector, EstatePlus and/or Income Protector features. As a fee is charged for these features, the rates of return would be lower if these features were included in the calculations. Total return figures are based on historical data and are not intended to indicate future performance.



If you purchased your contract before September 30, 2002, you may be subject to lower 12b-1 fees in which case the rates of return would be higher than those shown herein.

        POLARIS PLATINUM II CONTRACTS WITH THE PRINCIPAL REWARDS PROGRAM
                            STANDARDIZED PERFORMANCE
                      TOTAL ANNUAL RETURNS (IN PERCENT) FOR
                         PERIOD ENDING DECEMBER 31,2001
                            (RETURN WITH REDEMPTION)


                                        INCEPTION                                   SINCE
VARIABLE PORTFOLIO                       DATE(1)        1 YEAR         5 YEAR      INCEPTION
------------------                        ----          ------         ------      ---------
ANCHOR SERIES TRUST
CAPITAL APPRECIATION                     02/12/93       -21.49%         13.44%        14.56%
GOVERNMENT AND QUALITY BOND              02/22/93        -1.96%          4.44%         4.69%
GROWTH                                   02/19/93       -21.97%         10.54%        11.77%
NATURAL RESOURCES                        10/31/94       -10.01%          2.11%         4.70%

SUNAMERICA SERIES TRUST
AGGRESSIVE GROWTH                        06/03/96       -40.69%          4.59%         5.06%
ALLIANCE GROWTH                          02/09/93       -22.77%         10.68%        14.08%
BLUE CHIP GROWTH                         07/10/00       -29.52%           N/A        -30.07%
CORPORATE BOND                           07/01/93        -1.26%          2.88%         3.75%
DAVIS VENTURE VALUE                      10/28/94       -20.21%          9.07%        14.19%
DOGS OF WALL STREET                      04/01/98        -0.90%           N/A         -2.58%
EMERGING MARKETS                         06/02/97       -10.80%           N/A        -10.85%
FEDERATED VALUE                          06/03/96       -11.23%          8.04%         8.70%
FOREIGN VALUE (4)                             N/A          N/A            N/A           N/A
GLOBAL BOND                              07/01/93        -3.91%          4.18%         5.16%
GLOBAL EQUITIES                          02/09/93       -26.94%          2.06%         6.25%
GROWTH-INCOME                            02/09/93       -24.88%          9.50%        11.56%
GROWTH OPPORTUNITIES                     07/06/00       -42.28%           N/A        -37.44%
HIGH-YIELD BOND                          02/09/93       -13.23%         -2.21%         2.27%
INTERNATIONAL DIVERSIFIED EQUITIES       10/28/94       -32.82%         -3.25%        -0.20%
INTERNATIONAL GROWTH AND INCOME          06/02/97       -31.12%           N/A          0.43%
MARSICO GROWTH                           12/29/00       -22.36%           N/A        -22.27%
MFS GROWTH AND INCOME                    02/09/93       -24.89%          4.64%         7.40%
MFS MID-CAP GROWTH                       04/01/99       -31.53%           N/A          9.32%
MFS TOTAL RETURN                         10/28/94        -8.30%          8.65%        10.80%
PUTNAM GROWTH                            02/09/93       -33.12%          5.05%         7.31%
REAL ESTATE                              06/02/97        -2.83%           N/A          1.62%
SMALL & MID-CAP VALUE (4)                     N/A          N/A            N/A           N/A
SUNAMERICA BALANCED                      06/03/96       -22.11%          5.67%         6.95%
TECHNOLOGY                               07/05/00       -56.71%           N/A        -59.66%

LORD ABBETT SERIES FUND, INC
GROWTH AND INCOME (2)                         N/A          N/A            N/A           N/A

VAN KAMPEN LIFE INVESTMENT TRUST
VAN KAMPEN LIT COMSTOCK                  10/15/01          N/A            N/A           N/A
VAN KAMPEN LIT EMERGING GROWTH           10/15/01          N/A            N/A           N/A
VAN KAMPEN LIT GROWTH AND INCOME         10/15/01          N/A            N/A           N/A

WASHINGTON MUTUAL VARIABLE TRUST
BALANCED                                 07/09/01        -8.72%           N/A         -7.77%
CONSERVATIVE GROWTH                      07/09/01       -12.77%           N/A        -10.18%
STRATEGIC GROWTH                         07/09/01       -15.09%           N/A        -11.76%

AMERICAN FUNDS INSURANCE SERIES
GLOBAL GROWTH (3)                             N/A          N/A            N/A           N/A
GROWTH (3)                                    N/A          N/A            N/A           N/A
GROWTH-INCOME (3)                             N/A          N/A            N/A           N/A



(1) This represents the date the Variable Portfolio became available in the Separate Account.


(2)  Not available for sale in the separate account until May 1, 2002.

(3)  Not available for sale in the separate account until September 30, 2002.


(4)  Not available for sale in the prospectus until August 1, 2002.

      POLARIS PLATINUM II CONTRACTS WITHOUT THE PRINCIPAL REWARDS PROGRAM
                            STANDARDIZED PERFORMANCE
                      TOTAL ANNUAL RETURNS (IN PERCENT) FOR
                         PERIOD ENDING DECEMBER 31,2001
                           (RETURN WITHOUT REDEMPTION)


                                        INCEPTION                                   SINCE
VARIABLE PORTFOLIO                       DATE(1)        1 YEAR         5 YEAR      INCEPTION
------------------                       -------        ------         ------      ---------
ANCHOR SERIES TRUST
CAPITAL APPRECIATION                     02/12/93       -14.21%         13.70%        14.38%
GOVERNMENT AND QUALITY BOND              02/22/93         4.94%          5.01%         4.61%
GROWTH                                   02/19/93       -14.67%         10.89%        11.62%
NATURAL RESOURCES                        10/31/94        -2.95%          2.78%         4.72%

SUNAMERICA SERIES TRUST
AGGRESSIVE GROWTH                        06/03/96       -33.03%          5.16%         5.39%
ALLIANCE GROWTH                          02/09/93       -15.47%         11.02%        13.90%
BLUE CHIP GROWTH                         07/10/00       -22.08%           N/A        -24.04%
CORPORATE BOND                           07/01/93         5.63%          3.52%         3.68%
DAVIS VENTURE VALUE                      10/28/94       -12.95%          9.47%        14.06%
DOGS OF WALL STREET                      04/01/98         5.98%           N/A         -1.15%
EMERGING MARKETS                         06/02/97        -3.73%           N/A         -9.34%
FEDERATED VALUE                          06/03/96        -4.15%          8.47%         8.91%
FOREIGN VALUE (4)                             N/A          N/A            N/A           N/A
GLOBAL BOND                              07/01/93         3.03%          4.76%         5.07%
GLOBAL EQUITIES                          02/09/93       -19.55%          2.74%         6.15%
GROWTH-INCOME                            02/09/93       -17.53%          9.89%        11.41%
GROWTH OPPORTUNITIES                     07/06/00       -34.59%           N/A        -30.98%
HIGH-YIELD BOND                          02/09/93        -6.11%         -1.33%         2.23%
INTERNATIONAL DIVERSIFIED EQUITIES       10/28/94       -25.32%         -2.31%        -0.06%
INTERNATIONAL GROWTH AND INCOME          06/02/97       -23.65%           N/A          1.25%
MARSICO GROWTH                           12/29/00       -15.07%           N/A        -15.00%
MFS GROWTH AND INCOME                    02/09/93       -17.54%          5.21%         7.29%
MFS MID-CAP GROWTH                       04/01/99       -24.05%           N/A         10.96%
MFS TOTAL RETURN                         10/28/94        -1.28%          9.07%        10.71%
PUTNAM GROWTH                            02/09/93       -25.61%          5.59%         7.20%
REAL ESTATE                              06/02/97         4.09%           N/A          2.39%
SMALL & MID-CAP VALUE (4)                     N/A          N/A            N/A           N/A
SUNAMERICA BALANCED                      06/03/96       -14.82%          6.19%         7.22%
TECHNOLOGY                               07/05/00       -48.74%           N/A        -51.36%

LORD ABBETT SERIES FUND, INC
GROWTH AND INCOME (2)                         N/A           N/A           N/A           N/A

Nations Separate Account Trust
NATIONS ASSET ALLOCATION                 06/15/01           N/A           N/A        -10.83%
NATIONS CAPITAL GROWTH                   03/16/01           N/A           N/A         -8.26%
NATIONS HIGH YIELD BOND                  01/22/01           N/A           N/A         -5.65%
NATIONS MARSICO 21ST CENTURY             02/20/01           N/A           N/A        -26.25%
NATIONS MARSICO FOCUSED EQUITIES         12/20/00        19.08%           N/A        -19.99%
NATIONS MARSICO GROWTH                   12/28/00       -18.93%           N/A        -24.90%
NATIONS MARSICO INT'L OPPORTUNITIES      06/15/01           N/A           N/A        -12.90%
NATIONS MIDCAP GROWTH                    06/07/01           N/A           N/A        -23.55%
NATIONS SMALL COMPANY                    06/01/01           N/A           N/A         -7.41%
NATIONS VALUE FUND                       01/08/01           N/A           N/A        -12.79%

VAN KAMPEN LIFE INVESTMENT TRUST
VAN KAMPEN LIT COMSTOCK                  10/15/01          N/A            N/A           N/A
VAN KAMPEN LIT EMERGING GROWTH           10/15/01          N/A            N/A           N/A
VAN KAMPEN LIT GROWTH AND INCOME         10/15/01          N/A            N/A           N/A

WASHINGTON MUTUAL VARIABLE TRUST
BALANCED                                 07/09/01        -1.70%           N/A         -0.78%
CONSERVATIVE GROWTH                      07/09/01        -5.69%           N/A         -3.13%
STRATEGIC GROWTH                         07/09/01        -7.96%           N/A         -4.69%

AMERICAN FUNDS INSURANCE SERIES
GLOBAL GROWTH (3)                             N/A          N/A            N/A           N/A
GROWTH (3)                                    N/A          N/A            N/A           N/A
GROWTH-INCOME (3)                             N/A          N/A            N/A           N/A



(1) This represents the date the Variable Portfolio became available in the Separate Account.


(2)  Not available for sale in the separate account until May 1, 2002.

(3)  Not available for sale in the separate account until September 30, 2002.


(4)  Not available for sale in the separate account until August 1, 2002.

      POLARIS PLATINUM II CONTRACTS WITHOUT THE PRINCIPAL REWARDS PROGRAM
                            STANDARDIZED PERFORMANCE
                      TOTAL ANNUAL RETURNS (IN PERCENT) FOR
                         PERIOD ENDING DECEMBER 31,2001
                            (RETURN WITH REDEMPTION)


                                        INCEPTION                                   SINCE
VARIABLE PORTFOLIO                       DATE(1)        1 YEAR         5 YEAR      INCEPTION
------------------                       -------        ------         ------      ---------
ANCHOR SERIES TRUST
CAPITAL APPRECIATION                     02/12/93       -21.21%         13.34%        14.38%
GOVERNMENT AND QUALITY BOND              02/22/93        -2.06%          4.51%         4.61%
GROWTH                                   02/19/93       -21.67%         10.49%        11.62%
NATURAL RESOURCES                        10/31/94        -9.95%          2.24%         4.72%

SUNAMERICA SERIES TRUST
AGGRESSIVE GROWTH                        06/03/96       -40.03%          4.66%         5.10%
ALLIANCE GROWTH                          02/09/93       -22.47%         10.62%        13.90%
BLUE CHIP GROWTH                         07/10/00       -29.08%           N/A        -28.74%
CORPORATE BOND                           07/01/93        -1.37%          2.99%         3.68%
DAVIS VENTURE VALUE                      10/28/94       -19.95%          9.05%        14.06%
DOGS OF WALL STREET                      04/01/98        -1.02%           N/A         -2.27%
EMERGING MARKETS                         06/02/97       -10.73%           N/A        -10.29%
FEDERATED VALUE                          06/03/96       -11.15%          8.04%         8.67%
FOREIGN VALUE (4)                             N/A          N/A            N/A           N/A
GLOBAL BOND                              07/01/93        -3.97%          4.26%         5.07%
GLOBAL EQUITIES                          02/09/93       -26.55%          2.19%         6.15%
GROWTH-INCOME                            02/09/93       -24.53%          9.47%        11.41%
GROWTH OPPORTUNITIES                     07/06/00       -41.59%           N/A        -35.90%
HIGH-YIELD BOND                          02/09/93       -13.11%         -1.97%         2.23%
INTERNATIONAL DIVERSIFIED EQUITIES       10/28/94       -32.32%         -2.97%        -0.06%
INTERNATIONAL GROWTH AND INCOME          06/02/97       -30.65%           N/A          0.62%
MARSICO GROWTH                           12/29/00       -22.07%           N/A        -20.98%
MFS GROWTH AND INCOME                    02/09/93       -24.54%          4.71%         7.29%
MFS MID-CAP GROWTH                       04/01/99       -31.05%           N/A          9.43%
MFS TOTAL RETURN                         10/28/94        -8.28%          8.64%        10.71%
PUTNAM GROWTH                            02/09/93       -32.61%          5.11%         7.20%
REAL ESTATE                              06/02/97        -2.91%           N/A          1.78%
SMALL & MID-CAP VALUE (4)                     N/A          N/A            N/A           N/A
SUNAMERICA BALANCED                      06/03/96       -21.82%          5.71%         6.96%
TECHNOLOGY                               07/05/00       -55.74%           N/A        -57.27%

LORD ABBETT SERIES FUND, INC
GROWTH AND INCOME (2)                         N/A          N/A            N/A           N/A

Nations Separate Account Trust
NATIONS ASSET ALLOCATION                 06/15/01           N/A           N/A        -10.83%
NATIONS CAPITAL GROWTH                   03/16/01           N/A           N/A         -8.26%
NATIONS HIGH YIELD BOND                  01/22/01           N/A           N/A         -5.65%
NATIONS MARSICO 21ST CENTURY             02/20/01           N/A           N/A        -26.25%
NATIONS MARSICO FOCUSED EQUITIES         12/20/00       -26.08%           N/A        -19.99%
NATIONS MARSICO GROWTH                   12/28/00       -25.93%           N/A        -24.92%
NATIONS MARSICO INT'L OPPORTUNITIES      06/15/01           N/A           N/A        -12.80%
NATIONS MID CAP GROWTH                   06/07/01           N/A           N/A        -23.55%
NATIONS SMALL COMPANY                    06/01/01           N/A           N/A         -7.41%
NATIONS VALUE FUND                       01/08/01           N/A           N/A        -12.79%

VAN KAMPEN LIFE INVESTMENT TRUST
VAN KAMPEN LIT COMSTOCK                  10/15/01           N/A           N/A           N/A
VAN KAMPEN LIT EMERGING GROWTH           10/15/01           N/A           N/A           N/A
VAN KAMPEN LIT GROWTH AND INCOME         10/15/01           N/A           N/A           N/A

WASHINGTON MUTUAL VARIABLE TRUST
BALANCED                                 07/09/01        -8.68%           N/A         -7.76%
CONSERVATIVE GROWTH                      07/09/01       -12.67%           N/A        -10.12%
STRATEGIC GROWTH                         07/09/01       -14.94%           N/A        -11.67%

AMERICAN FUNDS INSURANCE SERIES
GLOBAL GROWTH (3)                             N/A           N/A           N/A           N/A
GROWTH (3)                                    N/A           N/A           N/A           N/A
GROWTH-INCOME (3)                             N/A           N/A           N/A           N/A



(1) This represents the date the Variable Portfolio became available in the Separate Account.


(2)  Not available for sale in the separate account until May 1, 2002.

(3)  Not available for sale in the separate account until September 30, 2002.


(4)  Not available for sale in the separate account until August 1, 2002.

        POLARIS PLATINUM II CONTRACTS WITH THE PRINCIPAL REWARDS PROGRAM
                  HYPOTHETICAL ADJUSTED HISTORICAL PERFORMANCE
                      TOTAL ANNUAL RETURNS (IN PERCENT) FOR
                         PERIOD ENDING DECEMBER 31,2001
                            (RETURN WITH REDEMPTION)


                                          TRUST                                                      TRUST
                                        PORTFOLIO                                                    SINCE
VARIABLE PORTFOLIO                      INCEPTION       1 YEAR         5 YEAR        10 YEAR       INCEPTION
------------------                      ---------       ------         ------        -------       ---------
ANCHOR SERIES TRUST
CAPITAL APPRECIATION                     03/23/87       -21.49%         13.44%         15.86%         13.49%
GOVERNMENT AND QUALITY BOND              09/05/84        -1.96%          4.44%          5.07%          7.20%
GROWTH                                   09/05/84       -21.97%         10.54%         10.29%         11.69%
NATURAL RESOURCES                        01/04/88       -10.01%          2.11%          7.19%          5.64%

SUNAMERICA SERIES TRUST
AGGRESSIVE GROWTH                        06/03/96       -40.69%          4.59%           N/A           5.06%
ALLIANCE GROWTH                          02/09/93       -22.77%         10.68%           N/A          14.08%
BLUE CHIP GROWTH                         07/05/00       -29.52%           N/A            N/A         -29.25%
CORPORATE BOND                           07/01/93        -1.26%          2.88%           N/A           3.75%
DAVIS VENTURE VALUE                      10/28/94       -20.21%          9.07%           N/A          14.19%
DOGS OF WALL STREET                      04/01/98        -0.90%           N/A            N/A          -2.58%
EMERGING MARKETS                         06/02/97       -10.80%           N/A            N/A         -10.85%
FEDERATED VALUE                          06/03/96       -11.23%          8.04%           N/A           8.70%
FOREIGN VALUE (1)                             N/A          N/A            N/A            N/A            N/A
GLOBAL BOND                              07/01/93        -3.91%          4.18%           N/A           5.16%
GLOBAL EQUITIES                          02/09/93       -26.94%          2.06%           N/A           6.25%
GROWTH-INCOME                            02/09/93       -24.88%          9.50%           N/A          11.56%
GROWTH OPPORTUNITIES                     07/05/00       -42.28%           N/A            N/A         -37.52%
HIGH-YIELD BOND                          02/09/93       -13.23%         -2.21%           N/A           2.27%
INTERNATIONAL DIVERSIFIED EQUITIES       10/28/94       -32.82%         -3.25%           N/A          -0.20%
INTERNATIONAL GROWTH AND INCOME          06/02/97       -31.12%           N/A            N/A           0.43%
MARSICO GROWTH                           12/29/00       -22.36%           N/A            N/A         -22.27%
MFS GROWTH AND INCOME                    02/09/93       -24.89%          4.64%           N/A           7.40%
MFS MID-CAP GROWTH                       04/01/99       -31.53%           N/A            N/A           9.32%
MFS TOTAL RETURN                         10/28/94        -8.30%          8.65%           N/A          10.80%
PUTNAM GROWTH                            02/09/93       -33.12%          5.05%           N/A           7.31%
REAL ESTATE                              06/02/97        -2.83%           N/A            N/A           1.62%
SMALL & MID-CAP VALUE (1)                     N/A           N/A           N/A            N/A            N/A
SUNAMERICA BALANCED                      06/03/96       -22.11%          5.67%           N/A           6.95%
TECHNOLOGY                               07/05/00       -56.71%           N/A            N/A         -59.66%

LORD ABBETT SERIES FUND, INC
GROWTH AND INCOME (2)                    12/11/89       -13.30%         10.48%         12.62%         12.55%

VAN KAMPEN LIFE INVESTMENT TRUST
VAN KAMPEN LIT COMSTOCK                  04/30/99       -11.41%           N/A            N/A           2.94%
VAN KAMPEN LIT EMERGING GROWTH           07/03/95       -40.41%         13.48%           N/A          15.44%
VAN KAMPEN LIT GROWTH AND INCOME         12/23/96       -14.63%         11.13%           N/A          11.13%

WASHINGTON MUTUAL VARIABLE TRUST
BALANCED                                 06/03/97        -8.72%           N/A            N/A           7.97%
CONSERVATIVE GROWTH                      06/03/97       -12.77%           N/A            N/A           8.98%
STRATEGIC GROWTH                         06/03/97       -15.09%           N/A            N/A          11.32%

AMERICAN FUNDS INSURANCE SERIES
GLOBAL GROWTH (3)                        04/30/97       -22.30%           N/A            N/A           9.85%
GROWTH (3)                               02/08/84       -26.28%         17.53%         15.57%         15.32%
GROWTH-INCOME (3)                        02/08/84        -5.33%         11.46%         12.60%         13.43%


(1)  Not available for sale in the separate account until August 1, 2002.

(2)  Not available for sale in the separate account until May 1, 2002.

(3)  Not available for sale in the separate account until September 30, 2002.

                 POLARIS PLATINUM II WITHOUT PRINCIPAL REWARDS
                  HYPOTHETICAL ADJUSTED HISTORICAL PERFORMANCE
                     TOTAL ANNUAL RETURNS (IN PERCENT) FOR
                         PERIOD ENDING DECEMBER 31,2001
                        (RETURN WITH/WITHOUT REDEMPTION)



                                        TRUST
                                      PORTFOLIO        1 YEAR            5 YEAR           10 YEAR       SINCE INCEPTION
VARIABLE PORTFOLIO                    INCEPTION    WITH   WITHOUT    WITH   WITHOUT   WITH    WITHOUT    WITH   WITHOUT
------------------                    ---------    ----   -------    ----   -------   ----    -------    ----   -------
ANCHOR SERIES TRUST
CAPITAL APPRECIATION                   03/23/87  -21.21%  -14.21%   13.34%   13.70%   15.63%   15.63%   13.34%    13.34%
GOVERNMENT AND QUALITY BOND            09/05/84   -2.06%    4.94%    4.51%    5.01%    4.86%    4.86%    7.07%     7.07%
GROWTH                                 09/05/84  -21.67%  -14.67%   10.49%   10.89%   10.07%   10.07%   11.56%    11.56%
NATURAL RESOURCES                      01/04/88   -9.95%   -2.95%    2.24%    2.78%    6.97%    6.97%    5.49%     5.49%

SUNAMERICA SERIES TRUST
AGGRESSIVE GROWTH                      06/03/96  -40.03%  -33.03%    4.66%    5.16%     N/A      N/A     5.10%     5.39%
ALLIANCE GROWTH                        02/09/93  -22.47%  -15.47%   10.62%   11.02%     N/A      N/A    13.90%    13.90%
BLUE CHIP GROWTH                       07/05/00  -29.08%  -22.08%     N/A      N/A      N/A      N/A   -27.95%   -23.29%
CORPORATE BOND                         07/01/93   -1.37%    5.63%    2.99%    3.52%     N/A      N/A     3.68%     3.68%
DAVIS VENTURE VALUE                    10/28/94  -19.95%  -12.95%    9.05%    9.47%     N/A      N/A    14.06%    14.06%
DOGS OF WALL STREET                    04/01/98   -1.02%    5.98%     N/A      N/A      N/A      N/A    -2.27%    -1.15%
EMERGING MARKETS                       06/02/97  -10.73%   -3.73%     N/A      N/A      N/A      N/A   -10.29%    -9.34%
FEDERATED VALUE                        06/03/96  -11.15%   -4.15%    8.04%    8.47%     N/A      N/A     8.67%     8.91%
FOREIGN VALUE (1)                           N/A     N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
GLOBAL BOND                            07/01/93   -3.97%    3.03%    4.26%    4.76%     N/A      N/A     5.07%     5.07%
GLOBAL EQUITIES                        02/09/93  -26.55%  -19.55%    2.19%    2.74%     N/A      N/A     6.15%     6.15%
GROWTH-INCOME                          02/09/93  -24.53%  -17.53%    9.47%    9.89%     N/A      N/A    11.41%    11.41%
GROWTH OPPORTUNITIES                   07/05/00  -41.59%  -34.59%     N/A      N/A      N/A      N/A   -35.97%   -31.05%
HIGH-YIELD BOND                        02/09/93  -13.11%   -6.11%   -1.97%   -1.33%     N/A      N/A     2.23%     2.23%
INTERNATIONAL DIVERSIFIED EQUITIES     10/28/94  -32.32%  -25.32%   -2.97%   -2.31%     N/A      N/A    -0.06%    -0.06%
INTERNATIONAL GROWTH AND INCOME        06/02/97  -30.65%  -23.65%     N/A      N/A      N/A      N/A     0.62%     1.25%
MARSICO GROWTH                         12/29/00  -22.07%  -15.07%     N/A      N/A      N/A      N/A   -20.98%   -15.00%
MFS GROWTH AND INCOME                  02/09/93  -24.54%  -17.54%    4.71%    5.21%     N/A      N/A     7.29%     7.29%
MFS MID-CAP GROWTH                     04/01/99  -31.05%  -24.05%     N/A      N/A      N/A      N/A     9.43%    10.96%
MFS TOTAL RETURN                       10/28/94   -8.28%   -1.28%    8.64%    9.07%     N/A      N/A    10.71%    10.71%
PUTNAM GROWTH                          02/09/93  -32.61%  -25.61%    5.11%    5.59%     N/A      N/A     7.20%     7.20%
REAL ESTATE                            06/02/97   -2.91%    4.09%     N/A      N/A      N/A      N/A     1.78%     2.39%
SMALL & MID-CAP VALUE (1)                   N/A     N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
SUNAMERICA BALANCED                    06/03/96  -21.82%  -14.82%    5.71%    6.19%     N/A      N/A     6.96%     7.22%
TECHNOLOGY                             07/05/00  -55.74%  -48.74%     N/A      N/A      N/A      N/A   -57.27%   -51.36%

LORD ABBETT SERIES FUND, INC
GROWTH AND INCOME (2)                  12/11/89  -15.13%   -8.13%   10.04%   10.45%   12.39%   12.39%   12.36%    12.36%

Nations Separate Account Trust
NATIONS ASSET ALLOCATION               03/27/98  -13.06%  -6.06%      N/A      N/A      N/A      N/A    -2.07%    -0.96%
NATIONS CAPITAL GROWTH                 03/27/98  -20.31%  -13.31%     N/A      N/A      N/A      N/A    -1.97%    -0.86%
NATIONS HIGH YIELD BOND                07/03/00   -0.37%    6.63%     N/A      N/A      N/A      N/A    -3.96%     0.09%
NATIONS MARSICO 21ST CENTURY           03/27/98  -34.77%  -27.77%     N/A      N/A      N/A      N/A   -26.31%   -19.31%
NATIONS MARSICO FOCUSED EQUITIES       03/27/98  -26.09%  -19.09%     N/A      N/A      N/A      N/A     6.37%     7.26%
NATIONS MARSICO GROWTH                 03/27/98  -25.94%  -18.94%     N/A      N/A      N/A      N/A     5.99%     6.88%
NATIONS MARSICO INT'L OPPORTUNITIES    03/27/98  -22.37%  -15.37%     N/A      N/A      N/A      N/A    -0.25%     0.80%
NATIONS MID CAP GROWTH                 05/01/01      N/A      N/A     N/A      N/A      N/A      N/A   -23.32%   -16.32%
NATIONS SMALL COMPANY                  03/27/98   -4.68%    2.32%     N/A      N/A      N/A      N/A     0.06%     1.10%
NATIONS VALUE FUND                     03/27/98  -15.64%   -8.64%     N/A      N/A      N/A      N/A    -0.90%     0.17%

VAN KAMPEN LIFE INVESTMENT TRUST
VAN KAMPEN LIT COMSTOCK                04/30/99  -11.33%   -4.33%     N/A      N/A      N/A      N/A     3.20%     4.95%
VAN KAMPEN LIT EMERGING GROWTH         07/03/95  -39.76%  -32.76%   13.38%   13.74%     N/A      N/A    15.29%    15.37%
VAN KAMPEN LIT GROWTH AND INCOME       12/23/96  -14.48%   -7.48%   11.07%   11.46%     N/A      N/A    11.07%    11.33%

WASHINGTON MUTUAL VARIABLE TRUST
BALANCED                               06/03/97   -8.68%   -1.70%     N/A      N/A      N/A      N/A     7.98%     8.47%
CONSERVATIVE GROWTH                    06/03/97  -12.67%   -5.69%     N/A      N/A      N/A      N/A     8.97%     9.45%
STRATEGIC GROWTH                       06/03/97  -14.94%   -7.96%     N/A      N/A      N/A      N/A    11.27%    11.71%

AMERICAN FUNDS INSURANCE SERIES
GLOBAL GROWTH (3)                      04/30/97  -22.00%  -15.00%     N/A      N/A      N/A      N/A     9.83%    10.28%
GROWTH (3)                             02/08/84  -18.90%  -25.90%   17.37%   17.68%   15.34%   15.34%   15.19%    15.19%
GROWTH-INCOME (3)                      02/08/84   -5.37%    1.63%   11.39%   11.78%   12.38%   12.38%   13.30%    13.30%


(1)  Not available for sale in the separate account until August 1, 2002.

(2)  Not available for sale in the separate account until May 1, 2002.

(3)  Not available for sale in the separate account until September 30, 2002.

Total return figures are based on historical data and are not intended to indicate future performance.


     Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

     For contracts without the Principal Rewards Program:
     ----------------------------------------------------

                      n
                P(1+T)  = ERV

     For contracts with the Principal Rewards Program:
     -------------------------------------------------

                             n
                [P(1+E)](1+T)  = ERV

where:            P     =   a hypothetical initial payment of $1,000
                  T     =   average annual total return
                  n     =   number of years
                  E     =   Payment Enhancement Rate
                ERV     =   ending redeemable value of a hypothetical $1,000
                            payment made at the beginning of the 1, 5, or 10 year period as of the end of the period
                            (or fractional portion thereof).

     The total return figures reflect the effect of recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Portfolio, described above. As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS
                                 ---------------

INITIAL MONTHLY INCOME PAYMENTS

     The initial Income Payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity option selected.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable Income Payment. The number of Annuity Units determined for the first variable Income Payment remains constant for the second and subsequent monthly variable Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

     For fixed Income Payments, the amount of the second and each subsequent monthly Income Payment is the same as that determined above for the first monthly payment.

     For variable Income Payments, the amount of the second and each subsequent monthly Income Payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each Income Payment is due.

INCOME PAYMENTS UNDER THE INCOME PROTECTOR FEATURE

     If contract holders elect to begin Income Payments using the Income Protector feature, the income benefit base is determined as described in the prospectus. The initial Income Payment is determined by applying the income benefit base to the annuity table specifically designated for use in conjunction with the Income Protector feature, either in the contract or in the endorsement to the contract. Those tables are based on a set amount per $1,000 of income benefit base applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the Income Option selected.

     The income benefit base is applied then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Income Payment. The amount of the second and each subsequent income payment is the same as that determined above for the first monthly payment.

                               ANNUITY UNIT VALUES
                               -------------------

     The value of an Annuity Unit is determined independently for each Variable Portfolio.

     The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable Income Payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable Income Payments will decrease over time. If the net investment rate equals 3.5%, the variable Income Payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for Income Payments to increase (or not to decrease).

     The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each Income Payment will vary accordingly.

     For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

     The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

     The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

     (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

     (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

     The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

     ILLUSTRATIVE EXAMPLE
     --------------------

     Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                    NIF = ($11.46/$11.44)

                        = 1.00174825

     The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the Income Payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable Income Payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                            (1/12)
                  1/[(1.035)      ] = 0.99713732

     In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                 $10.103523 x 1.00174825 x 0.99713732 = $10.092213

     To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

     The NIF measures the performance of the funds that are basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is less that one and payments are decreased.

VARIABLE INCOME PAYMENTS

     ILLUSTRATIVE EXAMPLE
     --------------------

     Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second Income Payment date is $13.327695.

     P's first variable Income Payment is determined from the annuity factor tables in P's contract, using the information assumed above. From these tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable Income Payment is determined by multiplying the factor of $4.92 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

              First Payment = $4.92 x ($116,412.31/$1,000) = $572.75

     The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable Income Payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

              Annuity Units = $572.75/$13.256932 = 43.203812

     P's second variable Income Payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

              Second Payment = 43.203812 x $13.327695 = $575.81

     The third and subsequent variable Income Payments are computed in a manner similar to the second variable Income Payment.

     Note that the amount of the first variable Income Payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable Income Payments.

       DEATH BENEFIT OPTIONS FOR CONTRACTS ISSUED BEFORE OCTOBER 24, 2001

The following details the death benefit options for contracts issued before October 24, 2001:

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greater of:

  1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

  2. total Purchase Payments less withdrawals, compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death; or

  3. the contract value on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

The death benefit is the greater of:

  1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

  2. total Purchase Payments less any withdrawals; or

  3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments and less any withdrawals, since that contract anniversary.

If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of option 2 if:

     - you are age 81 or older at the time of contract issue, or

     - you are age 90 or older at the time of your death.

The following details the death benefit options upon the Continuing Spouse's death for contracts issued before October 24, 2001:

A. DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

     1. Purchase Payment Accumulation Option

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. The contract value on the Continuation Date (including the Continuation Contribution) plus any Purchase Payments minus any withdrawals made since the Continuation Date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments less withdrawals recorded after the date of death. The Continuation Contribution is considered a Purchase Payment received on the Continuation Date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Purchase Payments minus withdrawals made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments less withdrawals recorded after the date of death.

     2. Maximum Anniversary Option -- if the Continuing Spouse is below age 90 at the time of death, and:

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments plus Purchase Payments made since the Continuation Date; and reduced for withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments received since the original issue date; or

          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

                                      TAXES

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) income payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated

Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts.

For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

An assignment of a contract may have tax consequences, if the assignment is not part of a permitted loan program under an employer-sponsored plan, and may also be prohibited by the Employee Retirement Income Security Act of 1974 ("ERISA") in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

TAX TREATMENT OF GIFTING A CONTRACT

If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

TRUSTEE TO TRUSTEE TRANSFERS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs). Withdrawals can only be made when an owner: (1) reaches age 59-1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7) are not considered distributions, and thus are not subject to these withdrawal limitations.

Trustee to trustee transfers can also be permitted between IRAs, and between contracts or accounts established under the same employer-sponsored plans. Such transfers may, however, be subject to limitations under the annuity contract.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contact, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under Section 72 of the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area owners should seek their own tax advice.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) PLANS OF SELF-EMPLOYED INDIVIDUALS: "H.R. 10 PLANS"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2002 is $11,000. The limit may be increased by up to $3,000 for employees with at least fifteen years of full-time equivalent service with the employer, and by an additional $1,000 in 2002 for employees age 50 or older, provided that other applicable requirements are satisfied. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c) INDIVIDUAL RETIREMENT ANNUITIES

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum contribution for 2002 is $3,000. Individuals age 50 or older may be able to contribute an additional $500 in 2002. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) ROTH IRAS

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular Individual Retirement Annuity or Individual Retirement Account under Section 408 of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Unlike IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Certain persons may be eligible to convert a regular IRA into a Roth IRA. If they elect such a conversion, they generally also will be required to pay taxes on any previously untaxed amounts included in the amount converted. If the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) CORPORATE PENSION AND PROFIT-SHARING PLANS

Sections 401(a) of the Code permits corporate employers to establish various types of retirement plans, including 401(k) plans, for employees. These plans can also be established by public employers (although public employers cannot establish new 401(k) plans) and by private employers that are not "corporations". These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) ELIGIBLE DEFERRED COMPENSATION PLANS -- SECTION 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration. Furthermore, a number of states have not enacted legislation that conforms the state tax treatment of these contributions and distributions to the federal standard. In the absence of legislation or guidance from these non-conforming states, the state tax treatment of these funds is, including any transfer or rollover that is permitted under EGTRRA but was not permitted prior to 2002, currently unclear.

                            DISTRIBUTION OF CONTRACTS
                            -------------------------


     The contracts are offered on a continuous basis through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG SunAmerica Inc. No underwriting fees are paid in connection with the distribution of the contracts.


                              FINANCIAL STATEMENTS
                              --------------------





The financial Statement of Variable Separate Account (portion relating to the Polaris Platinum Variable Annuity) at December 31, 2001 and for the period from July 9, 2001 (inception) to December 31, 2001, are included in this Statement of Additional Information.


PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent accountants for the separate account and the Company. The financial statements referred to above have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 10-Q

(Mark One)
/X/ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                       OR

/ / TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                  For the quarterly period ended March 31, 2002


                          Commission File No. 33-47472

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
          FKA and currently DBA: ANCHOR NATIONAL LIFE INSURANCE COMPANY


      Incorporated in Arizona                            86-0198983
                                                        IRS Employer
                                                      Identification No.

             1 SunAmerica Center, Los Angeles, California 90067-6022 Registrant's telephone number, including area code: (310) 772-6000


        INDICATE BY CHECK MARK WHETHER THE REGISTRANT (1) HAS FILED ALL REPORTS REQUIRED TO BE FILED BY SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934 DURING THE PRECEDING 12 MONTHS (OR FOR SUCH SHORTER PERIOD THAT THE REGISTRANT WAS REQUIRED TO FILE SUCH REPORTS), AND (2) HAS BEEN SUBJECT TO SUCH FILING REQUIREMENTS FOR THE PAST 90 DAYS Yes [X] No [ ]

        THE NUMBER OF SHARES OUTSTANDING OF THE REGISTRANT'S COMMON STOCK ON MAY 15, 2002 WAS FOLLOWS:

Common Stock (par value $1,000 per share)           3,511 shares outstanding

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                      INDEX

                                                                           Page
                                                                         Number(s)
                                                                         ---------
Part I - Financial Information

     Balance Sheet (Unaudited) - March 31, 2002
     and December 31, 2001                                                  3-4

     Statement of Income and Comprehensive Income
     (Unaudited) - Three Months Ended March 31,
     2002 and 2001                                                          5

     Statement of Cash Flows (Unaudited) -
     Three Months Ended March 31, 2002 and 2001                             6-7

     Notes to Financial Statements (Unaudited)                              8-14

     Management's Discussion and Analysis of Financial
     Condition and Results of Operations                                    15-30

     Quantitative and Qualitative Disclosures About
     Market Risk                                                            31

Part II - Other Information                                                 32

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                  BALANCE SHEET
                                   (Unaudited)

                                                       March 31,       December 31,
                                                            2002               2001
                                                     -----------        -----------
                                                              (In thousands)
ASSETS

Investments and cash:
   Cash and short-term investments                   $    59,749        $   200,064
   Bonds, notes and redeemable
     preferred stocks available for sale,
     at fair value (amortized cost:
     March 31, 2002, $4,669,583;
     December 31, 2001, $4,607,901)                    4,575,454          4,545,075
   Mortgage loans                                        674,744            692,392
   Policy loans                                          223,509            226,961
   Separate account seed money                            44,452             50,560
   Common stocks available for sale,
     at fair value (cost: March 31, 2002
     and December 31, 2001, $1,288)                          977                861
   Partnerships                                            8,581            451,583
   Real estate                                            20,091             20,091
   Other invested assets                                 595,035            563,739
                                                     -----------        -----------

   Total investments and cash                          6,202,592          6,751,326

Variable annuity assets held in separate
   accounts                                           18,567,431         18,526,413
Accrued investment income                                 67,739             65,272
Deferred acquisition costs                             1,337,307          1,419,498
Income taxes currently receivable from Parent             63,330             61,435
Due from affiliates                                       40,703              3,999
Goodwill                                                   4,603             20,150
Other assets                                              21,164             92,012
                                                     -----------        -----------

TOTAL ASSETS                                         $26,304,869        $26,940,105
                                                     ===========        ===========



                 See accompanying notes to financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                            BALANCE SHEET (Continued)
                                   (Unaudited)

                                                      March 31,         December 31,
                                                           2002                 2001
                                                   ------------         ------------
                                                             (In thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:

   Reserves for fixed annuity contracts            $  3,464,349         $  3,498,917
   Reserves for universal life insurance
     contracts                                        1,716,778            1,738,493
   Reserves for guaranteed investment
     contracts                                          484,037              483,861
   Securities lending agreements                        592,115              541,899
   Modified coinsurance deposit liability                54,474               61,675
   Payable to brokers for purchases of
     securities                                          41,025                4,479
   Other liabilities                                    138,252              220,588
                                                   ------------         ------------

   Total reserves, payables and accrued
     liabilities                                      6,491,030            6,549,912
                                                   ------------         ------------

Variable annuity liabilities related to
   separate accounts                                 18,567,431           18,526,413
                                                   ------------         ------------

Subordinated notes payable to affiliates                     --               58,814
                                                   ------------         ------------

Deferred income taxes                                   205,093              210,970
                                                   ------------         ------------

Shareholder's equity:
   Common stock                                           3,511                3,511
   Additional paid-in capital                           925,753              925,753
   Retained earnings                                    160,738              694,004
   Accumulated other comprehensive loss                 (48,687)             (29,272)
                                                   ------------         ------------

   Total shareholder's equity                         1,041,315            1,593,996
                                                   ------------         ------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY         $ 26,304,869         $ 26,940,105
                                                   ============         ============



                 See accompanying notes to financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME
               For the three months ended March 31, 2002 and 2001
                                   (Unaudited)

                                                            2002              2001
                                                       ---------         ---------
                                                             (In thousands)
Investment income                                      $  96,334         $  87,781
                                                       ---------         ---------
Interest expense on:
   Fixed annuity contracts                               (33,969)          (32,098)
   Universal life insurance contracts                    (19,586)          (20,462)
   Guaranteed investment contracts                        (3,025)           (9,719)
   Senior indebtedness                                    (2,618)               --
   Subordinated notes payable to affiliates                   --            (1,117)
                                                       ---------         ---------

   Total interest expense                                (59,198)          (63,396)
                                                       ---------         ---------

NET INVESTMENT INCOME                                     37,136            24,385
                                                       ---------         ---------

NET REALIZED INVESTMENT LOSSES                            (3,035)          (24,864)
                                                       ---------         ---------

Fee income:
   Variable annuity fees                                  69,156            93,566
   Net retained commissions                                   --            12,437
   Asset management fees                                      --            17,198
   Universal life insurance fees, net                      4,763             5,229
   Surrender charges                                       6,505             5,899
   Other fees                                              1,028             3,827
                                                       ---------         ---------

TOTAL FEE INCOME                                          81,452           138,156
                                                       ---------         ---------

GENERAL AND ADMINISTRATIVE EXPENSES                      (21,844)          (37,772)
                                                       ---------         ---------

AMORTIZATION OF DEFERRED ACQUISITION COSTS               (46,653)          (42,264)
                                                       ---------         ---------

ANNUAL COMMISSIONS                                       (15,806)          (13,933)
                                                       ---------         ---------

GUARANTEED MINIMUM DEATH BENEFITS                         (8,737)           (2,895)
                                                       ---------         ---------

PRETAX INCOME                                             22,513            40,813

Income tax expense                                        (3,395)          (10,018)
                                                       ---------         ---------

NET INCOME                                                19,118            30,795
                                                       ---------         ---------


OTHER COMPREHENSIVE (LOSS) INCOME, NET OF TAX
   Net unrealized (losses) gains on debt and
     equity securities available for sale
     identified in the current period (net of
     income tax benefit of $10,994 for 2002 and
     income tax expense of $13,173 for 2001)             (20,418)           24,464
   Less reclassification adjustment for net
     realized losses included in net
     income (net of income tax benefit of
     $849 for 2002 and $7,135 for 2001)                    1,577            13,251
CUMULATIVE EFFECT OF ACCOUNTING CHANGE,
   NET OF TAX (NOTE 5)                                        --             1,389
Net change related to cash flow hedges
   (net of income tax benefit of $309 for 2002
   and income tax expense of $356 for 2001)                 (574)              661
                                                       ---------         ---------

   OTHER COMPREHENSIVE (LOSS) INCOME                     (19,415)           39,765
                                                       ---------         ---------

COMPREHENSIVE (LOSS) INCOME                            $    (297)        $  70,560
                                                       =========         =========



                 See accompanying notes to financial statements

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             STATEMENT OF CASH FLOWS
               For the three months ended March 31, 2002 and 2001
                                   (Unaudited)

                                                                2002              2001
                                                           ---------         ---------
                                                                  (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                              $  19,118         $  30,795
   Adjustments to reconcile net income to net
     cash provided by operating activities:
     Interest credited to:
        Fixed annuity contracts                               33,969            32,098
        Universal life insurance contracts                    19,586            20,462
        Guaranteed investment contracts                        3,025             9,719
     Net realized investment losses                            3,035            24,864
     Accretion of net premiums on investments                  1,667             9,568
     Universal life insurance fees                            (4,763)           (5,229)
     Amortization of goodwill                                     --               363
     Amortization of deferred acquisition costs               46,653            42,264
     Provision for deferred income taxes                      17,073             2,589
     Change in:
        Accrued investment income                             (2,512)            1,732
        Deferred acquisition costs                           (52,144)          (85,331)
        Other assets                                          (2,014)           17,835
        Income taxes currently receivable
          from Parent                                        (13,678)            5,347
        Due from/to affiliates                                26,754             5,372
        Other liabilities                                     (3,933)          (14,657)
     Other, net                                                3,288             2,762
                                                           ---------         ---------

NET CASH PROVIDED BY OPERATING ACTIVITIES                     95,124           100,553
                                                           ---------         ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of:
     Bonds, notes and redeemable preferred stocks           (411,588)         (217,032)
     Mortgage loans                                          (18,217)          (20,782)
     Other investments, excluding short-term
        investments                                           (3,052)           (4,726)
   Sales of:
     Bonds, notes and redeemable preferred stocks            267,071           221,761
     Other investments, excluding short-term
        investments                                            1,449                --
   Redemptions and maturities of:
     Bonds, notes and redeemable preferred stocks            119,163           124,177
     Mortgage loans                                           36,519            11,548
     Other investments, excluding short-term
        investments                                            3,986            19,813
                                                           ---------         ---------

NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES           (4,669)          134,759
                                                           ---------         ---------



                 See accompanying notes to financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                       STATEMENT OF CASH FLOWS (Continued)
               For the three months ended March 31, 2002 and 2001
                                   (Unaudited)

                                                                2002              2001
                                                           ---------         ---------
                                                                  (In thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Deposit and premium receipts on:
     Fixed annuity contracts                               $ 359,933         $ 459,763
     Universal life insurance contracts                       12,407            13,512
     Guaranteed investment contracts                              --            40,000
   Net exchanges from the fixed accounts
     of variable annuity contracts                          (335,111)         (371,229)
   Withdrawal payments on:
     Fixed annuity contracts                                 (86,844)          (64,231)
     Universal life insurance contracts                       (9,364)          (24,137)
     Guaranteed investment contracts                          (2,869)         (163,037)
   Claims and annuity payments on:
     Fixed annuity contracts                                 (17,116)          (24,870)
     Universal life insurance contracts                      (40,794)          (27,359)
   Net (repayments of) receipts from
     other short-term financings                             (20,938)            1,400
   Net payment related to a modified
     coinsurance transaction                                  (7,201)           (8,055)
   Net  cash and short-term investments transferred
     to the Parent in distribution of Saamsun
     Holdings Corp.                                          (82,873)               --
                                                           ---------         ---------

NET CASH USED BY FINANCING ACTIVITIES                       (230,770)         (168,243)
                                                           ---------         ---------

NET (DECREASE) INCREASE IN CASH AND
   SHORT-TERM INVESTMENTS                                   (140,315)           67,069

CASH AND SHORT-TERM INVESTMENTS AT
   BEGINNING OF PERIOD                                       200,064           169,701
                                                           ---------         ---------

CASH AND SHORT-TERM INVESTMENTS AT
   END OF PERIOD                                           $  59,749         $ 236,770
                                                           =========         =========


SUPPLEMENTAL CASH FLOW INFORMATION:

Interest paid on indebtedness                              $   2,618         $      90
                                                           =========         =========

Net income taxes paid to Parent                            $      --         $   2,082
                                                           =========         =========



                 See accompanying notes to financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

1.      BASIS OF PRESENTATION

        AIG SunAmerica Life Assurance Company (FKA and currently DBA Anchor National Life Insurance Company) (the "Company"), is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is an Arizona-domiciled life insurance company engaged in the business of writing fixed and variable annuities directed to the market for tax-deferred, long-term savings products, administering a closed block of universal life policies and writing guaranteed interest contracts ("GICs") directed to the institutional marketplace.

        The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. However, the Company is continuing to do business as Anchor National Life Insurance Company. It is currently anticipated that the Company will seek regulatory approval to change its name in each state in which it does business to AIG SunAmerica Life Assurance Company effective sometime in the first quarter of 2003.

        In the opinion of the Company, the accompanying unaudited financial statements contain all adjustments necessary, consisting of normal recurring items, to present fairly the Company's financial position as of March 31, 2002 and consolidated financial position as of December 31, 2001, the results of its operations and its cash flows for the three months ended March 31, 2002 and the results of their consolidated operations and their consolidated cash flows for the three months ended 2001. The results of operations for the three months ended March 31, 2002 are not necessarily indicative of the results to be expected for the full year. The accompanying unaudited financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2001, contained in the Company's 2001 Annual Report on Form 10-K. Certain prior period items have been reclassified to conform to the current period's presentation.

2.      SEGMENT INFORMATION

        The Company declared a distribution to its Parent, effective January 1, 2002, of 100% of the outstanding capital stock of its consolidated subsidiary, Saamsun Holdings Corporation ("Saamsun"). Pursuant to this distribution, Saamsun became a direct wholly owned subsidiary of the Parent. Saamsun comprised the Company's asset management and broker-dealer segments (see below). This distribution had a material effect on the Company's shareholder's equity, reducing it by $552,384,000. This distribution had the effect of reducing cash and short-term investments by $82,873,000, partnerships by $443,369,000, deferred acquisition costs by $98,428,000, other assets by $108,163,000, other liabilities by $121,635,000 and subordinated notes payable to affiliates by $58,814,000. Pretax income in future periods will be reduced by the earnings of the Company's asset management and broker-dealer operations. Pretax income from these operations, on a combined basis, totaled $28,747,000 for the three months ended March 31, 2001.

        As of January 1, 2002, the Company conducts its business through one business segment, annuity operations. Prior to January 1, 2002, the Company conducted its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations consisted of the sale and administration of deposit-type insurance contracts, including fixed and variable annuities, universal life insurance contracts and GICs. Asset management operations, which included the distribution and management of mutual funds, were conducted by SunAmerica Asset Management Corp. ("SunAmerica Asset Management"), a registered investment advisor and formerly a wholly owned subsidiary and its related distributor, SunAmerica Capital Services, Inc. ("SACS"). Broker-dealer operations involve the sale of securities and financial services products, and were conducted by Royal Alliance Associates, Inc. ("Royal Alliance"), formerly a wholly owned subsidiary of the Company.

        Pursuant to the distribution of Saamsun to the Parent on January 1, 2002, the Company has only one business segment, annuity operations. For the three months ended March 31, 2001, the Company has three business segments: annuity operations, asset management operations and broker-dealer operations. Following is selected information pertaining to the Company's business segments.

                                                         Asset               Broker-
                                   Annuity             Management            Dealer
                                  Operations           Operations           Operations             Total
                                 ------------         -------------        -------------        ------------
                                                              (In thousands)
THREE MONTHS ENDED
MARCH 31, 2002:

Investment income                $     96,334         $          --        $          --        $     96,334
Interest expense                      (59,198)                   --                   --             (59,198)
                                 ------------         -------------        -------------        ------------

Net investment income                  37,136                    --                   --              37,136
                                 ------------         -------------        -------------        ------------

Net realized investment
  losses                               (3,035)                   --                   --              (3,035)

Variable annuity fees                  69,156                    --                   --              69,156
Universal life insurance
  fees, net                             4,763                    --                   --               4,763
Surrender charges                       6,505                    --                   --               6,505
Other fees, net                         1,028                    --                   --               1,028
                                 ------------         -------------        -------------        ------------

Total fee income                       81,452                    --                   --              81,452

General and
  administrative expenses             (21,844)                   --                   --             (21,844)

Amortization of deferred
  acquisition costs                   (46,653)                   --                   --             (46,653)

Annual commissions                    (15,806)                   --                   --             (15,806)

Guaranteed minimum death
  benefits                             (8,737)                   --                   --              (8,737)
                                 ------------         -------------        -------------        ------------

Pretax income                    $     22,513         $          --        $          --        $     22,513
                                 ============         =============        =============        ============

Total assets                     $ 26,304,869         $          --        $          --        $ 26,304,869
                                 ============         =============        =============        ============

                                                          Asset              Broker-
                                    Annuity            Management            Dealer
                                  Operations           Operations           Operations             Total
                                 ------------         ------------         ------------         ------------
                                                               (In thousands)
THREE MONTHS ENDED
MARCH 31, 2001:

Investment income                $     85,099         $      2,492         $        190         $     87,781
Interest expense                      (62,279)              (1,027)                 (90)             (63,396)
                                 ------------         ------------         ------------         ------------

Net investment income                  22,820                1,465                  100               24,385
                                 ------------         ------------         ------------         ------------

Net realized investment
  losses                              (24,864)                  --                   --              (24,864)

Variable annuity fees                  90,596                2,970                   --               93,566
Net retained commissions                   --                  596               11,841               12,437
Asset management fees                      --               17,198                   --               17,198
Universal life insurance
  fees, net                             5,229                   --                   --                5,229
Surrender charges                       5,899                   --                   --                5,899
Other fees, net                           975                2,328                  524                3,827
                                 ------------         ------------         ------------         ------------

Total fee income                      102,699               23,092               12,365              138,156

General and
  administrative expenses             (24,851)              (5,244)              (7,677)             (37,772)

Amortization of deferred
  acquisition costs                   (32,950)              (9,314)                  --              (42,264)

Annual commissions                    (13,933)                  --                   --              (13,933)

Guaranteed minimum death
  benefits                             (2,895)                  --                   --               (2,895)
                                 ------------         ------------         ------------         ------------

Pretax income                    $     26,026         $      9,999         $      4,788         $     40,813
                                 ============         ============         ============         ============

Total assets                     $ 24,757,609         $    613,606         $     73,754         $ 25,444,969
                                 ============         ============         ============         ============

        In prior periods, certain income reclassifications were made between the asset management and annuity operations. The following table reconciles annuity operations as reported in 2001 to the 2002 annuity operations reporting basis.

                                             Current Year            2001             2001
                                              Reporting           Reporting          Income
                                                Basis               Basis          Adjustments
                                             ------------        ------------      -----------
        Variable annuity fees                $     74,057        $     90,596      $   (16,539)

        General and administrative
          expenses                                (22,272)            (24,851)           2,579
                                                                                   -----------

        Impact on 2001 pretax income                                               $   (13,960)
                                                                                   ===========

3.      CONTINGENT LIABILITIES

        The Company has entered into eight agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at March 31, 2002 is $1,031,000,000. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $497,850,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. Management does not anticipate any material future losses with respect to these commitments.

        The Company has entered into an agreement whereby it is committed to purchase the remaining principal amount, $152,963,000 as of March 31, 2002, of various mortgage-backed securities at par value in March 2006. At the present time, management does not anticipate any material losses with respect to this agreement.

        Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company, with the potential exception of McMurdie et al. v. SunAmerica et al., Case No. BC 194082. The lawsuit is a representative action wherein the plaintiffs allege violations of California's Business and Professions Code Sections 17200 et seq. The Company is vigorously defending the lawsuit. The probability of any particular outcome is not reasonably estimable at this time.

        Based on the information available at this time, management believes that the Company has not incurred material losses associated with the terrorist attacks of September 11, 2001.

4.      DERIVATIVES

        As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets into fixed-rate instruments. At March 31, 2002, the Company had one outstanding Swap Agreement subject to the provisions of SFAS 133 (see Note 5) with a notional principal of $97,000,000 which matures in June 2002. This agreement effectively converts a $97,000,000 floating rate commercial mortgage to a fixed rate instrument. The agreement has been designated as a cash flow hedge and accordingly, the market value of the Swap Agreement, $1,335,000, has been recorded as an asset in the Company's balance sheet as of March 31, 2002. Changes in the market value of this Swap Agreement, net of taxes, are recognized as a component of other comprehensive income. There was no inefficiency associated with this Swap Agreement for the three months ended March 31, 2002.

5.      RECENTLY ISSUED ACCOUNTING STANDARDS

        In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement requires the Company to recognize all derivatives in the balance sheet measuring these derivatives at fair value. The recognition of the change in fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction. SFAS 133 was postponed by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of SFAS No. 133, and became effective for the Company on January 1, 2001. The adoption of SFAS 133 on January 1, 2001 resulted in an increase of $1,389,000, net of tax, in other comprehensive income.

        In January 2001, the Emerging Issues Task Force of the FASB ("EITF") issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. Beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e. collateralized debt obligations). In accordance with the transition provisions of EITF 99-20, the Company recorded in its statement of income and comprehensive income in 2001 a cumulative effect of an accounting change adjustment loss of $10,342,000 ($15,910,000 before tax).

        In June 2001, FASB issued Statement of Financial Accounting Standard No. 142 "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 requires the Company to discontinue the amortization of goodwill on its income statement. SFAS 142 is effective for the Company on January 1, 2002. In addition, SFAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. As of March 31, 2002, the Company recorded $4,603,000 of goodwill on its balance sheet. The Company has evaluated the impact of the impairment provisions of SFAS 142, and has determined that no impairment is required to be recorded to the carrying value of the Company's goodwill balance. Pursuant to the distribution of Saamsun to the Parent on January 1, 2002, the Company transferred $15,547,000 of goodwill belonging to the asset management operations and broker-dealer operations to the Parent.

        In August 2001, the FASB issued Statement of Financial Accounting Standard No. 144 "Accounting for the Impairment and Disposal of Long-Lived Assets" ("SFAS 144"). SFAS 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. SFAS 144 also eliminates the exception to consolidation for a subsidiary for which control is likely to be temporary. The other provisions of SFAS 144 have no impact on the Company. Pursuant to the distribution of Saamsun to the Parent (see Note 2), the Company no longer has any subsidiaries. As a result, SFAS 144 has no impact on either the earnings or the financial position of the Company at March 31, 2002.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        Management's discussion and analysis of financial condition and results of operations of AIG SunAmerica Life Assurance Company (FKA and currently DBA Anchor National Life Insurance Company) (the "Company") for the three months ended March 31, 2002 ("2002") and March 31, 2001 ("2001") follows. Certain prior period amounts have been restated to conform to the current period's presentation.

        In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions readers regarding certain forward-looking statements contained in this report and in any other statements made by, or on behalf of, the Company, whether or not in future filings with the Securities and Exchange Commission (the "SEC"). Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. Statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Company's beliefs concerning future levels of sales and redemptions of the Company's products, investment spreads and yields, or the earnings and profitability of the Company's activities.

        Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which are subject to change. These uncertainties and contingencies could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable developments. Some may be national in scope, such as general economic conditions, changes in tax law and changes in interest rates. Some may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation. Others may relate to the Company specifically, such as credit, volatility and other risks associates with the Company's investment portfolio. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the SEC. The Company disclaims any obligation to update forward-looking information.

RESULTS OF OPERATIONS

        Effective January 1, 2002, the Company declared a distribution to its Parent, SunAmerica Life Insurance Company (the "Parent"), of 100% of the outstanding capital stock of its then wholly owned subsidiary, Saamsun Holdings Corporation ("Saamsun"). Saamsun was comprised of the Company's asset management and broker-dealer segments. This distribution decreased the Company's shareholder's equity by approximately $552.4 million. Subsequent to this distribution and effective for the quarter ended March 31, 2002, the Company's earnings will no longer include the asset management and broker-dealer operations (see Note 2 of Notes to Financial Statements). This distribution was approved by the Arizona Department of Insurance. Subsequent to this distribution, the Company's capital and surplus will remain more than sufficient in relation to its outstanding liabilities and more than adequate relative to its financial needs, and will exceed its risk-based capital requirements by a considerable margin.

        Beginning January 1, 2002, the Company has one business segment, annuity operations, which consists of the sale and administration of deposit-type insurance contracts, such as fixed and variable annuities, universal life insurance contracts and guaranteed investment contracts ("GICs"). The Company focuses primarily on the marketing of variable annuity products and the administration of a closed block of universal life business. The variable annuity products offer investors a broad spectrum of fund alternatives, with a choice of investment managers, as well as guaranteed fixed-rate account options. The Company earns fee income on investments in the variable account options and net investment income on the fixed-rate account options.

        Prior to January 1, 2002, the Company had three business segments: annuity operations (as discussed above), asset management operations and broker-dealer operations. The asset management operations were conducted by the Company's former registered investment advisor subsidiary, SunAmerica Asset Management Corp. ("SunAmerica Asset Management"), and its related distributor, SunAmerica Capital Services, Inc. ("SACS"). SunAmerica Asset Management and SACS earns fee income by distributing and managing a diversified family of mutual funds, managing certain subaccounts within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios. The broker-dealer operations were conducted by the Company's former broker-dealer subsidiary, Royal Alliance Associates, Inc. ("Royal Alliance"), which sells proprietary annuities and mutual funds and non-proprietary investment products. Royal Alliance earned income from commissions on sales of these products, net of the portion that is passed on to the registered representatives.

        The Company considers among its most critical accounting policies those policies with respect to valuation of certain financial instruments and amortization of deferred acquisition costs. In the implementation of each of the aforementioned policies, management is required to exercise its judgment on both a quantitative and qualitative basis. Further explanation of how management exercises that judgment is disclosed in the Company's 2001 Annual Report on Form 10-K.

        NET INCOME totaled $19.1 million in 2002, compared to $30.8 million in 2001. The operating results of 2001 include those of the asset management and broker-dealer operations. Assuming the Saamsun distribution had occurred on January 1, 2001, the beginning of the prior year period discussed herein, net income would have been $8.8 million for 2001.

        PRETAX INCOME totaled $22.5 million in 2002 and $40.8 million in 2001. Assuming that the Saamsun distribution had occurred on January 1, 2001, the beginning of the prior year period discussed herein, pretax income would have been $12.1 million for 2001. The increase in 2002 primarily resulted from decreased net realized investment losses and increased net investment income, offset by increased amortization of deferred acquisition costs, increased guaranteed minimum death benefits and lower fee income.

        INCOME TAX EXPENSE totaled $3.4 million of in 2002 and $10.0 million in 2001, representing effective tax rates of 15% in 2002 and 25% in 2001. Assuming that the Saamsun distribution had occurred on January 1, 2001, the beginning of the prior year period discussed herein, income tax expense would have been $3.3 million for 2001, representing an effective tax rate of 27%. The change in the effective tax rate for 2002 is due primarily to the lower relative pretax income in 2002 as a result of the distribution of Saamsun to its Parent.

        Prior to the distribution of Saamsun to the Parent, certain income reclassifications were made between the asset management and annuity operations. The following table reconciles annuity operations as reported in 2001 to the 2002 annuity operations reporting basis.

                                              Current Year          2001              2001
                                               Reporting         Reporting           Income
                                                 Basis             Basis           Adjustments
                                             ------------       ------------       -----------
Variable annuity fees                        $     74,057       $     90,596       $   (16,539)

General and administrative
  expenses                                        (22,272)           (24,851)            2,579
                                                                                   -----------

Impact on 2001 pretax income                                                       $   (13,960)
                                                                                   ===========

        Effective January 1, 2002, the Company has one business segment. Therefore, the following discussions include only the annuity operations with 2001 restated for the adjustments as noted above.

        NET INVESTMENT INCOME, which is the spread between the income earned on invested assets and the interest paid on fixed annuities and other interest-bearing liabilities, totaled $37.1 million in 2002 and $22.8 million in 2001. These amounts equal 2.37% on average invested assets (computed on a daily basis) of $6.28 billion in 2002 and 1.71% on average invested assets of $5.33 billion in 2001.

        Net investment spreads include the effect of income earned or interest paid on the difference between average invested assets and average interest-bearing liabilities. Average invested assets exceeded average interest-bearing liabilities by $65.9 million in 2002, compared to $136.4 million in 2001. The decrease in 2002 reflects the impact of $94.1 million in dividends paid to the Parent in the second quarter of 2001 and by $25.8 million of impairment writedowns in 2001. The difference between the Company's yield on average invested assets and the rate paid on average interest-bearing liabilities (the "Spread Difference") was 2.33% in 2002 and 1.59% in 2001. The increase in the Spread Difference in 2002 compared to 2001 is due primarily to the impact of losses on seed money. Seed money losses were $1.1 million in 2002 versus $8.9 million in 2001. Excluding the impact of seed money investment losses, the Spread Difference would have been 2.44% in 2002 and 2.38% in 2001.

               Investment income (and the related yields on average invested assets) totaled $96.3 million (6.14%) in 2002 and $85.1 million (6.38%) in 2001. The decrease in the investment yield in 2002 compared to 2001 is due to a lower prevailing interest rate environment.

        Expenses incurred to manage the investment portfolio amounted to $0.5 million in 2002 and $1.8 million in 2001. 60% of these expenses are included as a reduction to investment income and 40% as a charge against net realized investment losses in the statement of income and comprehensive income.

        Total interest expense equaled $59.2 million in 2002 and $62.3 million in 2001. The average rate paid on all interest-bearing liabilities was 3.81% in 2002, compared to 4.79% in 2001. Interest-bearing liabilities averaged $6.21 billion during 2002, compared to $5.20 billion during 2001. The decline in the overall rates paid in 2002 compared to 2001 resulted primarily from the impact of a declining interest rate environment and the impact of additional securities lending in 2002 at extremely low short-term rates. Excluding the impact of the securities lending program, the average rate paid would have been 3.99% in 2002.

        Growth in average invested assets largely results from cash received from its securities lending program. Changes in average invested assets also reflect sales of fixed annuities and the fixed account options of the Company's variable annuity products ("Fixed Annuity Deposits"), and renewal deposits on its universal life product ("UL Deposits"), partially offset by net exchanges from fixed accounts into the separate accounts of variable annuity contracts. Fixed Annuity Deposits and UL Deposits totaled $373.3 million in 2002 and $473.3 million in 2001, and are largely deposits for the fixed accounts of variable annuities. On an annualized basis, these deposits represent 29% and 41%, respectively, of the related reserve balances at the beginning of 2002 and 2001.

        No GIC deposits were received in 2002. GIC deposits totaled $40.0 million in 2001. GIC surrenders and maturities totaled $2.9 million in 2002 and $163.0 million in 2001. The GICs issued by the Company are generally variable rate contracts which guarantee the payment of principal and interest for a term of three to five years. GICs purchased by asset management firms for their short-term portfolios either prohibit withdrawals or permit withdrawals with notice ranging from 90 to 270 days. GICS that are purchased by banks for their long-term portfolios or by state and local governmental entities either prohibit withdrawals or permit scheduled book value withdrawals subject to the terms of the underlying indenture or agreement. In pricing GICs, the Company analyzes cash flow information and prices accordingly so that it is compensated for possible withdrawals prior to maturity.

        NET REALIZED INVESTMENT LOSSES totaled $3.0 million in 2002 and $24.9 million in 2001 and include impairment writedowns of $5.1 in 2002 and $25.8 million in 2001. Thus, net realized gains from sales and redemptions of investments totaled $2.1 million in 2002 and $0.9 million in 2001.

        The Company sold or redeemed invested assets, principally bonds and notes, aggregating $426.1 million in 2002 and $379.3 million in 2001. Sales of investments result from the active management of the Company's investment portfolio. Because redemptions of investments are generally involuntary and sales of investments are made in both rising and falling interest rate environments, net gains and losses from sales and redemptions of investments fluctuate from period to period, and represent 0.13% and 0.07% of average invested assets for 2002 and 2001, respectively. Active portfolio management involves the ongoing evaluation of asset sectors, individual securities within the investment portfolio and the reallocation of investments from sectors that are perceived to be relatively overvalued to sectors that are perceived to be relatively undervalued. The intent of the Company's active portfolio management is to maximize total returns on the investment portfolio, taking into account credit, option, liquidity and interest-rate risk.

        Impairment writedowns include $5.1 million of provisions applied to bonds and other invested assets in 2002 and $25.8 million of provisions applied to bonds in 2001. On an annualized basis, impairment writedowns represent 0.32% and 1.94% of average invested assets for 2002 and 2001, respectively. For the twenty quarters ended March 31, 2002, impairment writedowns as an annualized percentage of average invested assets have been up to 1.94% and have averaged 0.51%. Such writedowns are based upon estimates of the net realizable value of invested assets and recorded when declines in value of such assets are considered to be other than temporary. Actual realization will be dependent upon future events.

        VARIABLE ANNUITY FEES are based on the market value of assets in separate accounts supporting variable annuity contracts. Such fees totaled $69.2 million in 2002 and $74.1 million in 2001. The decreased fees in 2002 reflect the recent state of the equity markets, which have been in decline throughout much of 2001 and 2002, and the resulting impact on market values of assets in the separate accounts. On an annualized basis, variable annuity fees represent 1.5% of average variable annuity assets in 2002 and 2001. Variable annuity assets averaged $18.21 billion during 2002 and $19.83 billion during 2001. Variable annuity deposits, which exclude deposits allocated to the fixed accounts of variable annuity products, totaled $325.6 million in 2002 and $411.9 million in 2001. On an annualized basis, these amounts represent 7% and 8% of variable annuity liabilities at the beginning of the respective periods. The decrease in variable annuity deposits in 2002 reflected lower demand for the variable account options of the Company's variable annuity products due to the unfavorable equity market conditions discussed above. Transfers from the fixed accounts of the Company's variable annuity products to the separate accounts are not classified as variable annuity deposits. Accordingly, changes in variable annuity deposits are not necessarily indicative of the ultimate allocation by customers among fixed and variable account options of the Company's variable annuity products.

               Sales of variable annuity products (which include deposits allocated to the fixed accounts) ("Variable Annuity Product Sales") amounted to $686.3 million and $871.7 million in 2002 and 2001, respectively. Such sales primarily reflect those of the Company's Polaris, Seasons and Advisor variable annuity product lines. The Company's variable annuity products are multi-manager variable annuities that offer investors a choice of several variable funds as well as a number of guaranteed fixed-rate funds. Investors can select from a choice of 4 to 37 variable funds and up to 10 guaranteed fixed-rate funds depending on the product.

        The Company has encountered increased competition in the variable annuity marketplace during recent years and anticipates that the market will remain highly competitive for the foreseeable future. Also, from time to time, Federal initiatives are proposed that could affect the taxation of variable annuities and annuities generally (See "Regulation").

        UNIVERSAL LIFE INSURANCE FEES, NET amounted to $4.8 million and $5.2 million in 2002 and 2001, respectively. Universal life insurance fees consist of mortality changes, up-front fees earned on deposits received and administrative fees, net of the excess mortality expense on these contracts. The administrative fees are assessed based on the number of policies in force as of the end of each month. The Company does not actively market such contracts. Such fees annualized represent 1.12% and 1.15% of average reserves for universal life insurance contracts in the respective periods.

        SURRENDER CHARGES on fixed and variable annuity contracts and universal life contracts totaled $6.5 million in 2002 and $5.9 million in 2001. Surrender charges generally are assessed on withdrawals at declining rates during the first seven years of a contract. Withdrawal payments, which exclude claims and lump-sum annuity benefits, totaled $501.6 million in 2002, compared to $527.6 million in 2001. Annualized, these payments when expressed as a percentage of average fixed and variable annuity and universal life reserves represent 8.7% and 8.8% for 2002 and 2001, respectively. Withdrawals include variable annuity payments from the separate accounts totaling $405.4 million (8.9% of average variable annuity liabilities) in 2002 and $439.3 million (8.9% of average variable annuity liabilities) in 2001. Management anticipates that withdrawal rates will gradually increase for the foreseeable future.

        GENERAL AND ADMINISTRATIVE EXPENSES totaled $21.8 million in 2002, compared to $22.3 million in 2001. General and administrative expenses decreased slightly in 2002 due to lower costs associated with servicing its fixed annuities and universal life policies. General and administrative expenses remain closely controlled through a company-wide cost containment program and continue to represent less than 1% of average total assets.

        AMORTIZATION OF DEFERRED ACQUISITION COSTS totaled $46.7 million in 2002, compared to $33.0 million in 2001. The increase in amortization was primarily related to lower estimates of future gross profits on variable annuity contracts in light of the recent downturn in the equity markets, and additional fixed and variable annuity sales and the subsequent amortization of related deferred commissions and other direct selling costs.

        ANNUAL COMMISSIONS totaled $15.8 million in 2002, compared to $13.9 million in 2001. Annual commissions represent renewal commissions paid quarterly in arrears to maintain the persistency of certain of the Company's variable annuity contracts. Substantially all of the Company's currently available variable annuity products allow for an annual commission payment option in return for a lower immediate commission. The Company estimates that approximately 54% of the average balances of its variable annuity products is currently subject to such annual commissions. Based on current sales, this percentage is expected to increase in future periods.

        GUARANTEED MINIMUM DEATH BENEFITS totaled $8.7 million in 2002, compared to $2.9 million in 2001. Guaranteed minimum death benefits represent the additional death benefits paid to fund minimum policy benefits in excess of the policyholder's separate account balance. The increase in guaranteed minimum death benefits paid pursuant to the Company's variable annuity separate account contracts reflect the recent downturn in the equity markets. Further downturns in the equity markets could increase these payments.

CAPITAL RESOURCES AND LIQUIDITY

        SHAREHOLDER'S EQUITY decreased to $1.04 billion at March 31, 2002 from $1.59 billion at December 31, 2001, due principally to a $552.4 million distribution to the Parent of its wholly owned subsidiary, Saamsun, on January 1, 2002 (see Note 2 of Notes to Financial Statements), an accumulated other comprehensive loss of $19.4 million, partially offset by net income of $19.1 million.

        INVESTED ASSETS at March 31, 2002 totaled $6.20 billion, compared with $6.75 billion at December 31, 2001. The Company manages most of its invested assets internally. The Company's general investment philosophy is to hold fixed-rate assets for long-term investment. Thus, it does not have a trading portfolio. However, the Company has determined that all of its portfolio of bonds, notes and redeemable preferred stocks (the "Bond Portfolio") is available to be sold in response to changes in market interest rates, changes in relative value of asset sectors and individual securities, changes in prepayment risk, changes in the credit quality outlook for certain securities, the Company's need for liquidity and other similar factors.

        THE BOND PORTFOLIO, which constituted 74% of the Company's total investment portfolio at March 31, 2002, had an amortized cost that was $94.1 million greater than its aggregate fair value at March 31, 2002 and $62.8 million greater than its aggregate fair value at December 31, 2001. The increase in net unrealized losses on the Bond Portfolio during 2002 principally reflects the increase in prevailing interest rates since December 31, 2001 and the corresponding effect on the fair value of the Bond Portfolio at March 31, 2002.

        At March 31, 2002, the Bond Portfolio (excluding $22.8 million of redeemable preferred stocks) included $4.49 billion of bonds rated by Standard & Poor's ("S&P"), Moody's Investors Service ("Moody's"), Fitch ("Fitch") or the Securities Valuation Office of the National Association of Insurance Commissioners ("NAIC"), and $62.4 million of bonds rated by the Company pursuant to statutory ratings guidelines established by the NAIC. At March 31, 2002, approximately $4.29 billion of the Bond Portfolio was investment grade, including $1.53 billion of mortgage-backed securities ("MBS") and U.S. government/agency securities.

        At March 31, 2002, the Bond Portfolio included $263.7 million of bonds that were not investment grade. These non-investment-grade bonds accounted for approximately 1.0% of the Company's total assets and approximately 4.3% of its invested assets.

        Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. These non-investment-grade securities are comprised of bonds spanning 32 industries with 15% of these assets concentrated in telecommunications. No other industry concentration constituted more than 10% of these assets. In addition, 21% of these assets were invested in asset-backed securities at March 31, 2002.

        The table on the next page summarizes the Company's rated bonds by rating classification as of March 31, 2002.

                      RATED BONDS BY RATING CLASSIFICATION
                             (Dollars in thousands)

                                                       Issues not rated by S&P/Moody's/
                 Issues Rated by S&P/Moody's/Fitch              Fitch, by NAIC Category                                      Total
--------------------------------------------------   ----------------------------------    ---------------------------------------

S&P/Moody's/                             Estimated       NAIC                 Estimated                   Estimated     Percent of
       Fitch              Amortized           fair   category   Amortized          fair     Amortized          fair       invested
category (1)                   cost          value        (2)        cost         value          cost         value         assets
------------             ----------     ----------   --------   ---------     ---------    ----------    ----------     ----------
AAA+ to A-
  (Aaa to A3)
  [AAA to A-]
  {AAA to A-}            $3,217,186     $3,195,748      1       $  20,194     $  22,174    $3,237,380    $3,217,922        51.88%

BBB+ to BBB-
  (Baa1 to Baa3)
  [BBB+ to BBB-]
  {BBB+ to BBB-}            991,699        957,984      2         116,845       113,081     1,108,544     1,071,065        17.27%

BB+ to BB-
  (Ba1 to Ba3)
  [BB+ to BB-]
  {BB+ to BB-}              100,930         91,483      3           2,977         3,011       103,907        94,494         1.52%

B+ to B-
  (B1 to B3)
  [B+ to B-]
  {B+ to B-}                107,027         91,861      4          52,146        51,986       159,173       143,847         2.32%

CCC+ to C
  (Caa to C)
  [CCC]
  {CCC+ to C-}               33,141         17,638      5           6,000         6,000        39,141        23,638         0.38%

CI to D
  [DD]
  {D}                         1,132          1,615      6             533            59         1,665         1,674         0.03%
                         ----------     ----------              ---------     ---------    ----------    ----------

TOTAL RATED ISSUES       $4,451,115     $4,356,329              $ 198,695     $ 196,311    $4,649,810    $4,552,640
                         ==========     ==========              =========     =========    ==========    ==========


Footnotes appear on the following page.

        Footnotes to the table of Rated Bonds by Rating Classification

(1) S&P and Fitch rate debt securities in rating categories ranging from AAA (the highest) to D (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Moody's rates debt securities in rating categories ranging from Aaa (the highest) to C (extremely poor prospects of ever attaining any real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. Issues are categorized based on the highest of the S&P, Moody's and Fitch ratings if rated by multiple agencies.

(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for nondefaulted bonds plus one category, 6, for bonds in or near default. These six categories correspond with the S&P/Moody's/Fitch rating groups listed above, with categories 1 and 2 considered investment grade. The NAIC categories include $62.4 million of assets that were rated by the Company pursuant to applicable NAIC rating guidelines.

        Senior secured loans ("Secured Loans") are included in the Bond Portfolio and aggregated $227.0 million at March 31, 2002. Secured Loans are senior to subordinated debt and equity and are secured by assets of the issuer. At March 31, 2002, Secured Loans consisted of $54.0 million of publicly traded securities and $173.0 million of privately traded securities. These Secured Loans are composed of loans to 51 borrowers spanning 19 industries, with 20% of these assets concentrated in airlines, 11% concentrated in energy, 11% concentrated in non-cable media and 10% concentrated in financial institutions. No other industry constituted more than 8% of these assets.

        While the trading market for the Company's privately traded Secured Loans is more limited than for publicly traded issues, management believes that participation in these transactions has enabled the Company to improve its investment yield. As a result of restrictive financial covenants, these Secured Loans involve greater risk of technical default than do publicly traded investment-grade securities. However, management believes that the risk of loss upon default for these Secured Loans is mitigated by such financial covenants and the collateral values underlying the Secured Loans. The Company's Secured Loans are rated by S&P, Moody's, Fitch, the NAIC or by the Company, pursuant to comparable statutory ratings guidelines established by the NAIC.

        MORTGAGE LOANS aggregated $674.7 million at March 31, 2002 and consisted of 121 commercial first mortgage loans with an average loan balance of approximately $5.6 million, collateralized by properties located in 28 states. Approximately 27% of this portfolio was office, 19% was manufactured housing, 19% was multifamily residential, 11% was industrial, 9% was hotels, 5% was retail and 10% was other types. At March 31, 2002, approximately 29% and 11% of this portfolio were secured by properties located in California and New York, respectively, and no more than 9% of this portfolio was secured by properties located in any other single state. At March 31, 2002, there were 11 mortgage loans with outstanding balances of $10 million or more, which collectively aggregated approximately 41% of this portfolio. At March 31, 2002, approximately 22% of the mortgage loan portfolio consisted of loans with balloon payments due before April 1, 2005. During 2002 and 2001, loans delinquent by more than 90 days, foreclosed loans and restructured loans have not been significant in relation to the total mortgage loan portfolio.

        Substantially all of the mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multifamily residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company's strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

        POLICY LOANS totaled $223.5 million at March 31, 2002, compared to $227.0 million at December 31, 2001, and are primarily loans taken against universal life policies.

        SEPARATE ACCOUNT SEED MONEY totaled $44.5 million at March 31, 2002, compared to $50.6 million at December 31, 2001, and consists of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts. At December 31, 2001, separate account seed money also included such investments for SunAmerica Asset Management's mutual funds.

        PARTNERSHIPS totaled $8.6 million at March 31, 2002, constituting investments in 5 partnerships with an average size of approximately $1.7 million. These partnerships are managed by independent money managers that invest in a broad selection of equity and fixed-income securities, currently including 412 separate issuers. The risks generally associated with partnerships include those related to their underlying investments (i.e., equity securities and debt securities), plus a level of illiquidity, which is mitigated to some extent by the existence of contractual termination provisions. At December 31, 2001, partnerships totaled $451.6 million, most of which are partnership assets of SA Affordable Housing, LLC, an indirect wholly owned subsidiary of Saamsun which was transferred to the Parent as part of the distribution of Saamsun on January 1, 2002.

        OTHER INVESTED ASSETS aggregated $595.0 million at March 31, 2002, compared to $563.7 million at December 31, 2001, and consist of $592.1 million of invested collateral with respect to the Company's securities lending program and $2.9 million of collateralized bond obligations.

        ASSET-LIABILITY MATCHING is utilized by the Company to minimize the risks of interest rate fluctuations and disintermediation (i.e. the risk of being forced to sell investments during unfavorable market conditions). The Company believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed-rate investments that generate predictable rates of return. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, default rates and general economic conditions. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety. The Company's fixed-rate products incorporate surrender charges or other restrictions in order to encourage persistency. Approximately 75% of the Company's fixed annuity, universal life and GIC reserves had surrender penalties or other restrictions at March 31, 2002.

        As part of its asset-liability matching discipline, the Company conducts detailed computer simulations that model its fixed-rate assets and liabilities under commonly used stress-test interest rate scenarios. With the results of these computer simulations, the Company can measure the potential gain or loss in fair value of its interest-rate sensitive instruments and seek to protect its economic value and achieve a predictable spread between what it earns on its invested assets and what it pays on its liabilities by designing its fixed-rate products and conducting its investment operations to closely match the duration of the fixed-rate assets to that of its fixed-rate liabilities. The Company's fixed-rate assets include: cash and short-term investments; bonds, notes and redeemable preferred stocks; mortgage loans; policy loans; and investments in limited partnerships that invest primarily in fixed-rate securities.

At March 31, 2002, these assets had an aggregate fair value of $6.21 billion with a duration of 3.5. The Company's fixed-rate liabilities include fixed annuity, GIC and universal life reserves. At March 31, 2002, these liabilities had an aggregate fair value (determined by discounting future contractual cash flows by related market rates of interest) of $5.77 billion with a duration of
2.8. The Company's potential exposure due to a 10% increase in prevailing interest rates from their March 31, 2002 levels is a loss of approximately $28.2 million, representing a decrease in the fair value of its fixed-rate assets that is not offset by a decrease in the fair value of its fixed-rate liabilities. Because the Company actively manages its assets and liabilities and has strategies in place to minimize its exposure to loss as interest rate changes occur, it expects that actual losses would be less than the estimated potential loss.

        Duration is a common option-adjusted measure for the price sensitivity of a fixed-maturity portfolio to changes in interest rates. It measures the approximate percentage change in the market value of a portfolio if interest rates change by 100 basis points (i.e. 1%), recognizing the changes in cash flows resulting from embedded options such as policy surrenders, investment prepayments and bond calls. It also incorporates the assumption that the Company will continue to utilize its existing strategies of pricing its fixed annuity, universal life and GIC products, allocating its available cash flow amongst its various investment portfolio sectors and maintaining sufficient levels of liquidity. Because the calculation of duration involves estimation and incorporates assumptions, potential changes in portfolio value indicated by the portfolio's duration will likely be different from the actual changes experienced under given interest rate scenarios, and the differences may be material.

        As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities into fixed-rate instruments. At March 31, 2002, the Company had two outstanding Swap Agreements with a total notional principal of $128.0 million. These agreements mature in June 2002 and December 2024.

        The Company also seeks to provide liquidity from time to time by using reverse repurchase agreements ("Reverse Repos") and by investing in MBSs. It also seeks to enhance its spread income by using Reverse Repos. Reverse Repos involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed upon price and are generally over-collateralized. MBSs are generally investment-grade securities collateralized by large pools of mortgage loans. MBSs generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of repayments of the underlying mortgage loans.

        There are risks associated with some of the techniques the Company uses to provide liquidity, enhance its spread income and match its assets and liabilities. The primary risk associated with the Company's Reverse Repos and Swap Agreements is counterparty risk. The Company believes, however, that the counterparties to its Reverse Repos and Swap Agreements are financially responsible and that the counterparty risk associated with those transactions is minimal. It is the Company's policy that these agreements are entered into with counterparties who have a debt rating of A/A2 or better from both S&P and Moody's. The Company continually monitors its credit exposure with respect to these agreements. In addition to counterparty risk, Swap Agreements also have interest rate risk. However, the Company's Swap Agreements typically hedge variable-rate assets or liabilities, and interest rate fluctuations that adversely affect the net cash received or paid under the terms of a Swap Agreement would be offset by increased interest income earned on the variable-rate assets or reduced interest expense paid on the variable-rate liabilities. The primary risk associated with MBSs is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase. As part of its decision to purchase an MBS, the Company assesses the risk of prepayment by analyzing the security's projected performance over an array of interest-rate scenarios. Once an MBS is purchased, the Company monitors its actual prepayment experience monthly to reassess the relative attractiveness of the security with the intent to maximize total return.

        INVESTED ASSETS EVALUATION is routinely conducted by the Company. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying values of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In making these reviews for bonds, management principally considers the adequacy of any collateral, compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral. For investments in partnerships, management reviews the financial statements and other information provided by the general partners.

        The carrying values of investments that are determined to have declines in value that are other than temporary are reduced to net realizable value and, in the case of bonds, no further accruals of interest are made. The provisions for impairment on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days.

        DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $10.6 million ($8.4 million of bonds and $2.2 million of mortgage loans) at March 31, 2002, and constituted less than 0.2% of total invested assets. At December 31, 2001, defaulted investments totaled $12.0 million ($9.8 million of bonds and $2.2 million of mortgage loans), and constituted approximately 0.4% of total invested assets.

        SOURCES OF LIQUIDITY are readily available to the Company in the form of the Company's existing portfolio of cash and short-term investments, Reverse Repo capacity on invested assets and, if required, proceeds from invested asset sales. At March 31, 2002, approximately $1.80 billion of the Company's Bond Portfolio had an aggregate unrealized gain of $35.4 million, while approximately $2.78 billion of the Bond Portfolio had an aggregate unrealized loss of $129.5 million. In addition, the Company's investment portfolio currently provides approximately $50.5 million of monthly cash flow from scheduled principal and interest payments. Historically, cash flows from operations and from the sale of the Company's annuity and GIC products have been more than sufficient in amount to satisfy the Company's liquidity needs.

        Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, the Company's average cost of funds would increase over time as it prices its new and renewing annuities and GICs to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. The Company believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or Reverse Repos on the Company's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.

        In a declining rate environment, the Company's cost of funds would decrease over time, reflecting lower interest crediting rates on its fixed annuities and GICs. Should increased liquidity be required for withdrawals, the Company believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.

        If a substantial portion of the Company's Bond Portfolio diminished significantly in value and/or defaulted, the Company would need to liquidate other portions of its investment portfolio and/or arrange financing. Such events that may cause such a liquidity strain could be the result of economic collapse or terrorist acts.

        The Company has entered into eight agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at March 31, 2002 is $1.03 billion. Related to each of these agreements are participation agreements with the Company's Parent, under which the Parent will share in $497.9 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The expiration dates of these commitments are as follows: $470.0 million in 2004, $405.0 million in 2005 and $156.0 million in 2006.

        REGULATION

        The Company, in common with other insurers, is subject to regulation and supervision by the states and other jurisdictions in which it does business. Within the United States, the method of such regulation varies but generally has its source in statutes that delegate regulatory and supervisory powers to a state insurance official. The regulation and supervision relate primarily to approval of policy forms and rates, the standards of solvency that must be met and maintained, including risk based capital measurements, the licensing of insurers and their agents, the nature of and limitations on investments, restrictions on the size of risks which may be insured under a single policy, deposits of securities for the benefit of policyholders, methods of accounting, periodic examinations of the affairs of insurance companies, the form and content of reports of financial condition required to be filed, and reserves for unearned premiums, losses and other purposes. In general, such regulation is for the protection of policyholders rather than security holders.

        Risk-based capital ("RBC") standards are designed to measure the adequacy of an insurer's statutory capital and surplus in relation to the risks inherent in its business. The standards are intended to help identify inadequately capitalized companies and require specific regulatory actions in the event an insurer's RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only as a result of the insurer's size, but also on the risk profile of the insurer's operations. The RBC Model Law provides four incremental levels of regulatory attention for insurers whose surplus is below the calculated RBC target. These levels of attention range in severity from requiring the insurer to submit a plan for corrective action to actually placing the insurer under regulatory control. The statutory capital and surplus of the Company exceeded its RBC requirements by a considerable margin as of March 31, 2002.

        In 1998, the NAIC adopted the codification of statutory accounting principles ("Codification") which replaced the NAIC's previous primary guidance on statutory accounting, which became effective January 1, 2001. Codification changed prescribed statutory accounting practices and has resulted in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. Codification has been adopted by all fifty states as the prescribed basis of accounting, including Arizona. The adoption of Codification resulted in an increase to the Company's statutory surplus of approximately $92.4 million and was recorded as a cumulative effect of changes in accounting principles in 2001.

        Privacy provisions of the Gramm-Leach-Bliley Act became fully effective in 2001 and establish new consumer protections regarding the security, confidentiality, and uses of nonpublic personal information of individuals. The law also requires financial institutions to fully disclose their privacy policies to their customers. Additional privacy legislation pending in the United States Congress and several states is designed to provide further privacy protections to consumers of financial products and services. These statutes and regulations may result in additional regulatory compliance costs, may limit the Company's ability to market its products, and may otherwise constrain the nature or scope of the Company's insurance and financial services operations. The Gramm-Leach-Bliley Act also allows combinations between insurance companies, banks and other entities. In addition, from time to time, Federal initiatives are proposed that could affect the Company's businesses. Such initiatives include employee benefit plan regulations and tax law changes affecting the taxation of insurance companies and the tax treatment of insurance and other investment products. Proposals made in recent years to limit the tax deferral of annuities or otherwise modify the tax rules related to the treatment of annuities have not been enacted. While certain of such proposals, if implemented, could have an adverse effect on the Company's sales of affected products, and, consequently, on its results of operations, the Company believes these proposals have a small likelihood of being enacted, because they would discourage retirement savings and there is strong public and industry opposition to them.

           QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

        The quantitative and qualitative disclosures about market risk are contained in the Asset-Liability Matching section of Management's Discussion and Analysis of Financial Condition and Results of Operations on pages 26 to 27 herein.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                OTHER INFORMATION

Item 1.  Legal Proceedings

    Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company, with the potential exception of McMurdie et al. v. SunAmerica et al., Case No. BC 194082. The lawsuit is a representative action wherein the plaintiffs allege violations of California's Business and Professions Code Sections 17200 et seq. The Company is vigorously defending the lawsuit. The probability of any particular outcome is not reasonably estimable at this time.

Item 2.  Changes in Securities and Use of Proceeds

  Not applicable.

Item 3.  Defaults Upon Senior Securities

  Not applicable.

Item 4.  Submissions of Matters to a Vote of Security Holders

  Not applicable.

Item 5.  Other Information

  Not applicable.

Item 6.  Exhibits and Reports on Form 8-K

EXHIBITS

There were no exhibits filed during the three months ended March 31, 2002.

REPORTS FOR FORM 8-K

There were no current reports on Form 8-K filed during the three months ended March 31, 2002.

                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                    Registrant

Date:  May 14, 2002                 /s/ N. SCOTT GILLIS
-------------------                 -------------------
                                    N. Scott Gillis
                                    Senior Vice President
                                      (Principal Financial
                                      Officer)



Date:  May 14, 2002                 /s/ MAURICE S. HEBERT
-------------------                 ---------------------
                                    Maurice S. Hebert
                                    Vice President and
                                      Controller (Principal
                                      Accounting Officer)

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 10-Q

(Mark One)

|X| QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                       OR

| | TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                  For the quarterly period ended June 30, 2002

                          Commission File No. 33-47472

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
          FKA and currently DBA: ANCHOR NATIONAL LIFE INSURANCE COMPANY

      Incorporated in Arizona                            86-0198983
                                                        IRS Employer
                                                      Identification No.

             1 SunAmerica Center, Los Angeles, California 90067-6022 Registrant's telephone number, including area code: (310) 772-6000

      INDICATE BY CHECK MARK WHETHER THE REGISTRANT (1) HAS FILED ALL REPORTS REQUIRED TO BE FILED BY SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934 DURING THE PRECEDING 12 MONTHS (OR FOR SUCH SHORTER PERIOD THAT THE REGISTRANT WAS REQUIRED TO FILE SUCH REPORTS), AND (2) HAS BEEN SUBJECT TO SUCH FILING REQUIREMENTS FOR THE PAST 90 DAYS Yes |X| No | |

      THE NUMBER OF SHARES OUTSTANDING OF THE REGISTRANT'S COMMON STOCK ON AUGUST 14, 2002 WAS FOLLOWS:

Common Stock (par value $1,000 per share)           3,511 shares outstanding

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                      INDEX

                                                                               Page
                                                                             Number(s)
                                                                             ---------
Part I - Financial Information

     Balance Sheet (Unaudited) - June 30, 2002
     and December 31, 2001                                                       3-4

     Statement of Income and Comprehensive Income
     (Unaudited) - Three Months and Six Months
     Ended June 30, 2002 and 2001                                                5-6

     Statement of Cash Flows (Unaudited) -
     Six Months Ended June 30, 2002 and 2001                                     7-8

     Notes to Financial Statements (Unaudited)                                  9-16

     Management's Discussion and Analysis of Financial
     Condition and Results of Operations                                       17-34

     Quantitative and Qualitative Disclosures About
     Market Risk                                                                  35

Part II - Other Information                                                    36-37

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                  BALANCE SHEET
                                   (Unaudited)

                                                      June 30,      December 31,
                                                          2002             2001
                                                   -----------      -----------
                                                          (In thousands)
ASSETS

Investments and cash:
   Cash and short-term investments                 $   100,621      $   200,064
   Bonds, notes and redeemable
      preferred stocks available for sale,
      at fair value (amortized cost:
      June 30, 2002, $4,893,269;
      December 31, 2001, $4,607,901)                 4,870,063        4,545,075
   Mortgage loans                                      684,670          692,392
   Policy loans                                        218,181          226,961
   Separate account seed money                          25,970           50,560
   Common stocks available for sale,
      at fair value (cost: June 30, 2002
      and December 31, 2001, $1,288)                       959              861
   Partnerships                                          8,334          451,583
   Real estate                                          20,091           20,091
   Other invested assets                               693,871          563,739
                                                   -----------      -----------

   Total investments and cash                        6,622,760        6,751,326

Variable annuity assets held in separate
   accounts                                         16,576,980       18,526,413
Accrued investment income                               68,855           65,272
Deferred acquisition costs                           1,331,632        1,419,498
Income taxes currently receivable from Parent           57,218           61,435
Receivable from brokers                                 33,352               --
Due from affiliates                                     24,949            3,999
Goodwill                                                 4,603           20,150
Other assets                                            12,934           92,012
                                                   -----------      -----------

TOTAL ASSETS                                       $24,733,283      $26,940,105
                                                   ===========      ===========

                 See accompanying notes to financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                            BALANCE SHEET (Continued)
                                   (Unaudited)

                                                     June 30,       December 31,
                                                         2002               2001
                                                 ------------       ------------
                                                         (In thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts          $  3,711,313       $  3,498,917
   Reserves for universal life insurance
      contracts                                     1,700,312          1,738,493
   Reserves for guaranteed investment
      contracts                                       484,592            483,861
   Collateral held under securities
      lending agreements                              690,884            541,899
   Modified coinsurance deposit liability              46,096             61,675
   Payable to brokers                                      --              4,479
   Other liabilities                                  139,714            220,588
                                                 ------------       ------------

   Total reserves, payables and accrued
      liabilities                                   6,772,911          6,549,912
                                                 ------------       ------------

Variable annuity liabilities related to
   separate accounts                               16,576,980         18,526,413
                                                 ------------       ------------

Subordinated notes payable to affiliates                   --             58,814
                                                 ------------       ------------

Deferred income taxes                                 278,650            210,970
                                                 ------------       ------------

Shareholder's equity:
   Common stock                                         3,511              3,511
   Additional paid-in capital                         925,753            925,753
   Retained earnings                                  185,640            694,004
   Accumulated other comprehensive loss               (10,162)           (29,272)
                                                 ------------       ------------

   Total shareholder's equity                       1,104,742          1,593,996
                                                 ------------       ------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY       $ 24,733,283       $ 26,940,105
                                                 ============       ============

                 See accompanying notes to financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME
        For the three months and six months ended June 30, 2002 and 2001
                                   (Unaudited)

                                                  Three Months                     Six Months
                                           -------------------------       -------------------------
                                                2002            2001            2002            2001
                                           ---------       ---------       ---------       ---------
                                                                  (In thousands)
Investment income                          $  94,886       $ 101,202       $ 191,220       $ 188,983
Interest expense on:
   Fixed annuity contracts                   (33,866)        (31,018)        (67,835)        (63,116)
   Universal life insurance contracts        (20,048)        (20,326)        (39,634)        (40,788)
   Guaranteed investment contracts            (3,072)         (6,385)         (6,097)        (16,104)
   Security lending agreements                (3,417)             --          (6,035)             --
   Subordinated notes payable to
      affiliates                                  --          (1,118)             --          (2,235)
                                           ---------       ---------       ---------       ---------
   Total interest expense                    (60,403)        (58,847)       (119,601)       (122,243)
                                           ---------       ---------       ---------       ---------

NET INVESTMENT INCOME                         34,483          42,355          71,619          66,740
                                           ---------       ---------       ---------       ---------

NET REALIZED INVESTMENT LOSSES               (10,679)        (14,719)        (13,714)        (39,583)
                                           ---------       ---------       ---------       ---------

Fee income:
   Variable annuity fees                     102,303          92,683         171,459         186,249
   Net retained commissions                       --          12,599              --          25,036
   Asset management fees                          --          16,998              --          34,196
   Universal life insurance fees, net          5,583           4,845          10,346          10,074
   Surrender charges                           8,353           5,926          14,858          11,825
   Other fees                                  1,004           3,117           2,032           6,944
                                           ---------       ---------       ---------       ---------

TOTAL FEE INCOME                             117,243         136,168         198,695         274,324
                                           ---------       ---------       ---------       ---------

GENERAL AND ADMINISTRATIVE EXPENSES          (24,822)        (42,833)        (48,082)        (81,056)
                                           ---------       ---------       ---------       ---------

AMORTIZATION OF DEFERRED
   ACQUISITION COSTS                         (60,704)        (51,152)       (107,357)        (93,416)
                                           ---------       ---------       ---------       ---------

ANNUAL COMMISSIONS                           (15,814)        (14,632)        (31,620)        (28,565)
                                           ---------       ---------       ---------       ---------

GUARANTEED MINIMUM DEATH BENEFITS,
   NET OF REINSURANCE RECOVERIES             (10,431)         (2,731)        (17,752)         (5,175)
                                           ---------       ---------       ---------       ---------

PRETAX INCOME BEFORE CUMULATIVE
   EFFECT OF ACCOUNTING CHANGE                29,276          52,456          51,789          93,269
                                           ---------       ---------       ---------       ---------

Income tax expense                            (4,374)        (13,299)         (7,769)        (23,317)
                                           ---------       ---------       ---------       ---------

INCOME BEFORE CUMULATIVE EFFECT
   OF ACCOUNTING CHANGE                       24,902          39,157          44,020          69,952
                                           ---------       ---------       ---------       ---------

CUMULATIVE EFFECT OF ACCOUNTING
   CHANGE, NET OF TAX                             --         (10,342)             --         (10,342)
                                           ---------       ---------       ---------       ---------

NET INCOME                                    24,902          28,815          44,020          59,610
                                           ---------       ---------       ---------       ---------

                 See accompanying notes to financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)
        For the three months and six months ended June 30, 2002 and 2001
                                   (Unaudited)

                                                   Three Months                   Six Months
                                             -----------------------       -----------------------
                                                 2002           2001           2002           2001
                                             --------       --------       --------       --------
                                                                (In thousands)
OTHER COMPREHENSIVE INCOME (LOSS),
   NET OF TAX:
   Net unrealized gains (losses) on
      debt and equity securities
      available for sale identified
      in the current period (net of
      income tax expense of $18,270
      and income tax benefit of
      $10,988 for the three months
      ended June 30, 2002 and 2001,
      respectively, and income tax
      expense of $7,276 and $2,185
      for the six months of 2002
      and 2001, respectively)                  33,930        (20,407)        13,512          4,057

   Less reclassification adjustment
      for net realized losses included
      in net income (net of income tax
      benefit of $2,942 and $4,261 for
      the three months ended June 30,
      2002 and 2001, respectively, and
      $3,791 and $11,396 for the six
      months of 2002 and 2001,
      respectively)                             5,463          7,913          7,040         21,164

   CUMULATIVE EFFECT OF ACCOUNTING
      CHANGE                                       --             --             --          1,389

   Net change related to cash flow
      hedges (net of income tax benefit
      of $467 and $89 for the three
      months ended June 30, 2002 and
      2001, respectively and income tax
      benefit of $776 and income tax
      expense of and $267 for the six
      months of 2002 and and 2001,
      respectively)                              (868)          (164)        (1,442)           497
                                             --------       --------       --------       --------
   OTHER COMPREHENSIVE INCOME (LOSS)           38,525        (12,658)        19,110         27,107
                                             --------       --------       --------       --------
COMPREHENSIVE INCOME                         $ 63,427       $ 16,157       $ 63,130       $ 86,717
                                             ========       ========       ========       ========

                 See accompanying notes to financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             STATEMENT OF CASH FLOWS
                 For the six months ended June 30, 2002 and 2001
                                   (Unaudited)

                                                              2002            2001
                                                         ---------       ---------
                                                               (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                               $  44,020       $  59,610
Adjustment to reconcile net income to net
   cash provided by operating activities:
   Cumulative effect of accounting change,
      net of tax                                                --          10,342
   Interest credited to:
      Fixed annuity contracts                               67,835          63,116
      Universal life insurance contracts                    39,634          40,788
      Guaranteed investment contracts                        6,097          16,104
   Net realized investment losses                           13,714          39,583
   (Accretion) amortization of net
      (discounts) premiums on investments                     (391)          5,705
   Universal life insurance fees                           (10,346)        (10,074)
   Amortization of goodwill                                     --             695
   Amortization of deferred acquisition costs              107,357          93,416
   Provision for deferred income taxes                      69,885          26,494
   Change in:
      Accrued investment income                             (3,628)         (2,193)
      Deferred acquisition costs                          (109,558)       (168,417)
      Other assets                                           4,881          17,775
      Income taxes currently receivable from Parent         (7,566)        (11,433)
      Due from/to affiliates                               (32,492)          4,480
      Other liabilities                                     (9,749)        (13,947)
   Other, net                                                3,082          (1,251)
                                                         ---------       ---------

NET CASH PROVIDED BY OPERATING ACTIVITIES                  182,775         170,793
                                                         ---------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of:
      Bonds, notes and redeemable preferred stocks        (921,523)       (509,078)
      Mortgage loans                                       (41,166)        (25,769)
      Other investments, excluding short-term
         investments                                        (1,514)         (5,043)
   Sales of:
      Bonds, notes and redeemable preferred stocks         336,574         345,222
      Other investments, excluding short-term
         investments                                           396           3,433
   Redemptions and maturities of:
      Bonds, notes and redeemable preferred stocks         255,012         312,947
      Mortgage loans                                        49,933          16,926
      Other investments, excluding short-term
         investments                                        99,999          53,683
                                                         ---------       ---------

NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES       (222,289)        192,321
                                                         ---------       ---------

                 See accompanying notes to financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                       STATEMENT OF CASH FLOWS (Continued)
                 For the six months ended June 30, 2002 and 2001
                                   (Unaudited)

                                                          2002            2001
                                                     ---------       ---------
                                                          (In thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Deposits received on:
      Fixed annuity contracts                        $ 815,813       $ 900,743
      Universal life insurance contracts                24,128          26,155
      Guaranteed investment contracts                       --          40,000
   Net exchanges from the fixed accounts
      of variable annuity contracts                   (463,914)       (781,401)
   Withdrawal payments on:
      Fixed annuity contracts                         (180,037)       (136,642)
      Universal life insurance contracts               (36,849)        (38,242)
      Guaranteed investment contracts                   (5,365)       (175,874)
   Claims and annuity payments on:
      Fixed annuity contracts                          (49,881)        (26,093)
      Universal life insurance contracts               (51,712)        (74,028)
   Net (repayments of) receipts from
      other short-term financings                      (13,660)            912
   Net payment related to a modified
      coinsurance transaction                          (15,579)        (17,322)
   Dividends paid to Parent                                 --         (94,095)
   Net cash and short-term investments
      transferred to the Parent in distribution
      of Saamsun Holdings Corp.                        (82,873)             --
                                                     ---------       ---------

NET CASH USED IN FINANCING ACTIVITIES                  (59,929)       (375,887)
                                                     ---------       ---------

NET DECREASE IN CASH AND SHORT-TERM
   INVESTMENTS                                         (99,443)        (12,773)

CASH AND SHORT-TERM INVESTMENTS AT
   BEGINNING OF PERIOD                                 200,064         169,701
                                                     ---------       ---------

CASH AND SHORT-TERM INVESTMENTS AT
   END OF PERIOD                                     $ 100,621       $ 156,928
                                                     =========       =========

SUPPLEMENTAL CASH FLOW INFORMATION:

Interest paid on indebtedness                        $   6,035       $     320
                                                     =========       =========

Net income taxes paid to Parent                      $  54,550       $   8,289
                                                     =========       =========

                 See accompanying notes to financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

1.    BASIS OF PRESENTATION

      AIG SunAmerica Life Assurance Company (FKA and currently DBA Anchor National Life Insurance Company) (the "Company"), is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is an Arizona-domiciled life insurance company engaged in the business of writing fixed and variable annuities directed to the market for tax-deferred, long-term savings products, administering a closed block of universal life policies and writing guaranteed investment contracts ("GICs") directed to the institutional marketplace.

      The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. However, the Company is continuing to do business as Anchor National Life Insurance Company. The Company is seeking regulatory approval to change its name in each state in which it does business to AIG SunAmerica Life Assurance Company effective sometime in the first quarter of 2003.

      In the opinion of the Company, the accompanying unaudited financial statements contain all adjustments necessary, consisting of normal recurring items, to present fairly the Company's financial position as of June 30, 2002 and consolidated financial position as of December 31, 2001, the results of its operations for the three months and six months ended June 30, 2002 and consolidated operations for the three months and six months ended June 30, 2001 and its cash flows for the six months ended June 30, 2002 and consolidated cash flows for the six months ended June 30, 2001. The results of operations for the three months and six months ended June 30, 2002 are not necessarily indicative of the results to be expected for the full year. The accompanying unaudited financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2001, contained in the Company's 2001 Annual Report on Form 10K/A. Certain prior period items have been reclassified to conform to the current period's presentation.

2.    RELATED PARTY TRANSACTIONS

      The Company declared a distribution to its Parent, effective January 1, 2002, of 100% of the outstanding capital stock of its consolidated subsidiary, Saamsun Holdings Corporation ("Saamsun"). Pursuant to this distribution, Saamsun became a direct wholly owned subsidiary of the Parent. Saamsun comprised the Company's asset management and broker-dealer segments (see Note 3). This distribution had a material effect on the Company's shareholder's equity, reducing it by $552,384,000. This distribution had the effect of reducing cash and short-term investments by $82,873,000, partnerships by $443,369,000, deferred acquisition costs by $98,428,000, other assets by $108,163,000, other liabilities by $121,635,000 and subordinated notes payable to affiliates by $58,814,000. Pretax income in future periods will be reduced by the earnings of the Company's asset management and broker-dealer operations, substantially offset by a profit sharing agreement on fees earned on variable annuity subaccounts (see below). Pretax income from these operations, on a combined basis, totaled $5,845,000 for the three months ended June 30, 2001 and $20,632,000 for the six months ended June 30, 2001.

      On June 10, 2002, the Company entered into a profit sharing agreement with SunAmerica Asset Management Corp. ("SAAMCO"), a registered investment advisor and formerly a wholly owned subsidiary, whereby SAAMCO will pay its profits earned through servicing the Company's variable annuity contracts to the Company ("SAAMCO Agreement"). SAAMCO is the investment adviser or business manager for certain trusts that hold deposits from the Company's variable annuity products. Pursuant to the SAAMCO Agreement, SAAMCO will pay to the Company variable annuity fee income earned from acting as the investment adviser or business manager for certain trusts that hold deposits from the Company's variable annuity products. The SAAMCO Agreement was retroactive to January 1, 2002. Variable annuity fees of $33,790,000 were included in the statement of income relating to the SAAMCO Agreement, approximately half of which related to first quarter 2002 activity.

3.    SEGMENT INFORMATION

      As of January 1, 2002, the Company conducted its business through one business segment, annuity operations. Prior to January 1, 2002, the Company conducted its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations consisted of the sale and administration of deposit-type insurance contracts, including fixed and variable annuities, universal life insurance contracts and GICs. Asset management operations, which included the distribution and management of mutual funds, were conducted by SAAMCO and its related distributor, SunAmerica Capital Services, Inc. ("SACS"). Broker-dealer operations involved the sale of securities and financial services products, and were conducted by Royal Alliance Associates, Inc. ("Royal Alliance"), formerly a wholly owned subsidiary of the Company.

      Pursuant to the distribution of Saamsun to the Parent on January 1, 2002, the Company has only one business segment, annuity operations. For the three months and six months ended June 30, 2001, the Company had three business segments: annuity operations, asset management operations and broker-dealer operations. The operating results of the three months ended June 30, 2002 also include fee income contributed by SAAMCO in accordance with the SAAMCO Agreement. Following is selected information pertaining to the Company's business segments.

                                                             Asset              Broker-
                                         Annuity           Management           Dealer
                                        Operations         Operations         Operations           Total
                                       ------------       ------------       ------------       ------------
                                                                   (In thousands)
THREE MONTHS ENDED
JUNE 30, 2002:

Investment income                      $     94,886       $         --       $         --       $     94,886
Interest expense                            (60,403)                --                 --            (60,403)
                                       ------------       ------------       ------------       ------------

Net investment income                        34,483                 --                 --             34,483
Net realized investment
    losses                                  (10,679)                --                 --            (10,679)

Variable annuity fees                       102,303                 --                 --            102,303
Universal life insurance
  fees, net                                   5,583                 --                 --              5,583
Surrender charges                             8,353                 --                 --              8,353
Other fees, net                               1,004                 --                 --              1,004
                                       ------------       ------------       ------------       ------------

Total fee income                            117,243                 --                 --            117,243

General and
    administrative expenses                 (24,822)                --                 --            (24,822)

Amortization of deferred
    acquisition costs                       (60,704)                --                 --            (60,704)

Annual commissions                          (15,814)                --                 --            (15,814)

Guaranteed minimum
  death benefits, net of
    reinsurance recoveries                  (10,431)                --                 --            (10,431)
                                       ------------       ------------       ------------       ------------

Pretax income before
    cumulative effect of
    accounting change                  $     29,276       $         --       $         --       $     29,276
                                       ============       ============       ============       ============

Total assets                           $ 24,733,283       $         --       $         --       $ 24,733,283
                                       ============       ============       ============       ============

                                                             Asset              Broker-
                                         Annuity           Management           Dealer
                                        Operations         Operations         Operations           Total
                                       ------------       ------------       ------------       ------------
                                                                   (In thousands)
THREE MONTHS ENDED
JUNE 30, 2001:

Investment income                      $     94,138       $      6,920       $        144       $    101,202
Interest expense                            (57,729)            (1,028)               (90)           (58,847)
                                       ------------       ------------       ------------       ------------

Net investment income                        36,409              5,892                 54             42,355

Net realized investment
    losses                                   (5,669)            (9,050)                --            (14,719)

Variable annuity fees                        89,760              2,923                 --             92,683
Net retained commissions                         --                683             11,916             12,599
Asset management fees                            --             16,998                 --             16,998
Universal life insurance
    fees, net                                 4,845                 --                 --              4,845
Surrender charges                             5,926                 --                 --              5,926
Other fees, net                                 898              1,906                313              3,117
                                       ------------       ------------       ------------       ------------

Total fee income                            101,429             22,510             12,229            136,168

General and
    administrative expenses                 (27,377)            (7,922)            (7,534)           (42,833)

Amortization of deferred
    acquisition costs                       (40,818)           (10,334)                --            (51,152)

Annual commissions                          (14,632)                --                 --            (14,632)

Guaranteed minimum
    death benefits, net of
    reinsurance recoveries                   (2,731)                --                 --             (2,731)
                                       ------------       ------------       ------------       ------------

Pretax income before
    cumulative effect of
    accounting change                  $     46,611       $      1,096       $      4,749       $     52,456
                                       ============       ============       ============       ============

Total assets                           $ 25,907,152       $    657,683       $     67,497       $ 26,632,332
                                       ============       ============       ============       ============

                                                             Asset              Broker-
                                         Annuity           Management           Dealer
                                        Operations         Operations         Operations           Total
                                       ------------       ------------       ------------       ------------
                                                                   (In thousands)
SIX MONTHS ENDED
JUNE 30, 2002:

Investment income                      $    191,220       $         --       $         --       $    191,220
Interest expense                           (119,601)                --                 --           (119,601)
                                       ------------       ------------       ------------       ------------

Net investment income                        71,619                 --                 --             71,619
Net realized investment
    losses                                  (13,714)                --                 --            (13,714)

Variable annuity fees                       171,459                 --                 --            171,459
Universal life insurance
  fees, net                                  10,346                 --                 --             10,346
Surrender charges                            14,858                 --                 --             14,858
Other fees, net                               2,032                 --                 --              2,032
                                       ------------       ------------       ------------       ------------

Total fee income                            198,695                 --                 --            198,695

General and
    administrative expenses                 (48,082)                --                 --            (48,082)

Amortization of deferred
    acquisition costs                      (107,357)                --                 --           (107,357)

Annual commissions                          (31,620)                --                 --            (31,620)

Guaranteed minimum
  death benefits, net of
    reinsurance recoveries                  (17,752)                --                 --            (17,752)
                                       ------------       ------------       ------------       ------------

Pretax income before
    cumulative effect of
    accounting change                  $     51,789       $         --       $         --       $     51,789
                                       ============       ============       ============       ============

Total assets                           $ 24,733,283       $         --       $         --       $ 24,733,283
                                       ============       ============       ============       ============

                                                             Asset              Broker-
                                         Annuity           Management           Dealer
                                        Operations         Operations         Operations           Total
                                       ------------       ------------       ------------       ------------
                                                                   (In thousands)
SIX MONTHS ENDED
JUNE 30, 2001:

Investment income                      $    179,237       $      9,412       $        334       $    188,983
Interest expense                           (120,008)            (2,055)              (180)          (122,243)
                                       ------------       ------------       ------------       ------------

Net investment income                        59,229              7,357                154             66,740

Net realized investment
    losses                                  (30,533)            (9,050)                --            (39,583)

Variable annuity fees                       180,356              5,893                 --            186,249
Net retained commissions                         --              1,279             23,757             25,036
Asset management fees                            --             34,196                 --             34,196
Universal life insurance
    fees, net                                10,074                 --                 --             10,074
Surrender charges                            11,825                 --                 --             11,825
Other fees, net                               1,873              4,234                837              6,944
                                       ------------       ------------       ------------       ------------

Total fee income                            204,128             45,602             24,594            274,324

General and
    administrative expenses                 (52,679)           (13,166)           (15,211)           (81,056)

Amortization of deferred
    acquisition costs                       (73,768)           (19,648)                --            (93,416)

Annual commissions                          (28,565)                --                 --            (28,565)

Guaranteed minimum
    death benefits, net of
    reinsurance recoveries                   (5,175)                --                 --             (5,175)
                                       ------------       ------------       ------------       ------------

Pretax income before
    cumulative effect of
    accounting change                  $     72,637       $     11,095       $      9,537       $     93,269
                                       ============       ============       ============       ============

Total assets                           $ 25,907,152       $    657,683       $     67,497       $ 26,632,332
                                       ============       ============       ============       ============

4.    DERIVATIVES

      As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets into fixed-rate instruments. The Company had one outstanding Swap Agreement subject to the provisions of SFAS 133 with a notional principal of $97,000,000 which matured in June 2002. This agreement effectively converted a $97,000,000 floating rate commercial mortgage to a fixed rate instrument. The agreement was designated as a cash flow hedge. Changes in the market value of this Swap Agreement, net of taxes, were recognized as a component of other comprehensive income. There was no inefficiency associated with this Swap Agreement for the six months ended June 30, 2002.

5.    RECENTLY ISSUED ACCOUNTING STANDARDS

      In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). As of January 1, 2002, the Company adopted SFAS 142. SFAS 142 requires the Company to discontinue the amortization of goodwill in its income statement. Amortization expense recorded in the Company's statement of income amounted to $332,000 for the three months ended June 30, 2001 and $695,000 for the six months ended June 30, 2001.

      SFAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process prescribed in SFAS 142, whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. SFAS 142 also requires the completion of a transitional impairment test in the year of adoption, with any identified impairments recognized as a cumulative effect of a change in accounting principle. The Company has evaluated the impact of the impairment provisions of SFAS 142 as of January 1, 2002, and has determined that no impairment is required to be recorded to the carrying value of the Company's goodwill balance. Pursuant to the distribution of Saamsun to the Parent on January 1, 2002, the Company transferred $15,547,000 of goodwill belonging to the asset management operations and broker-dealer operations to the Parent.

6.    CONTINGENT LIABILITIES

      The Company has entered into eight agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at June 30, 2002 is $983,000,000. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $464,350,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The expiration dates of these commitments are as follows: $420,000,000 in 2004, $405,000,000 in 2005 and $158,000,000 in 2006. Management does not anticipate any material losses with respect to these commitments.

      The Company has entered into an agreement whereby it is committed to purchase the remaining principal amount, $96,910,000 as of June 30, 2002, of various market value mortgage-backed securities at par value in March 2006. As of June 30, 2002, the estimated fair value exceeded the principal amount of the securities. At the present time, management does not anticipate any material losses with respect to this agreement.

      Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company, with the potential exception of McMurdie et al. v. SunAmerica et al., Case No. BC 194082, filed on July 10, 1998 in the Superior Court for the County of Los Angeles. The lawsuit is a representative action wherein the plaintiffs allege violations of California's Business and Professions Code Sections 17200 et seq. The Company is vigorously defending the lawsuit. The probability of any particular outcome is not reasonably estimable at this time.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      Management's discussion and analysis of financial condition and results of operations of AIG SunAmerica Life Assurance Company (FKA and currently DBA Anchor National Life Insurance Company) (the "Company") for the three months and six months ended June 30, 2002 and June 30, 2001 follows. Certain prior period amounts have been reclassified to conform to the current period's presentation.

      In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions readers regarding certain forward-looking statements contained in this report and in any other statements made by, or on behalf of, the Company, whether or not in future filings with the Securities and Exchange Commission (the "SEC"). Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. Statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Company's beliefs concerning future levels of sales and redemptions of the Company's products, investment spreads and yields, or the earnings and profitability of the Company's activities.

      Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which are subject to change. These uncertainties and contingencies could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable developments. Some may be national in scope, such as general economic conditions, changes in tax law and changes in interest rates. Some may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation. Others may relate to the Company specifically, such as credit, volatility and other risks associates with the Company's investment portfolio. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the SEC. The Company disclaims any obligation to update forward-looking information.

BUSINESS SEGMENTS

      Effective January 1, 2002, the Company declared a distribution to its Parent, SunAmerica Life Insurance Company (the "Parent"), of 100% of the outstanding capital stock of its then wholly owned subsidiary, Saamsun Holdings Corporation ("Saamsun"). Saamsun was comprised of the Company's asset management and broker-dealer segments. This distribution decreased the Company's shareholder's equity by approximately $552.4 million. Subsequent to this distribution and effective January 1, 2002, the Company's earnings will no longer include the asset management and broker-dealer operations (see Note 2 of Notes to Financial Statements). This distribution was approved by the Arizona Department of Insurance. The Company's capital and surplus will remain more than sufficient in relation to its outstanding liabilities and more than adequate relative to its financial needs, and will exceed its regulatory risk-based capital requirements.

      Beginning January 1, 2002, the Company has one business segment, annuity operations, which consists of the sale and administration of deposit-type insurance contracts, such as fixed and variable annuities, universal life insurance contracts and guaranteed investment contracts ("GICs"). The Company focuses primarily on the marketing of variable annuity products and the administration of a closed block of universal life business. The variable annuity products offer investors a broad spectrum of fund alternatives, with a choice of investment managers, as well as guaranteed fixed-rate account options. The Company earns fee income on investments in the variable account options and net investment income on the fixed-rate account options.

      Prior to January 1, 2002, the Company had three business segments: annuity operations (as discussed above), asset management operations and broker-dealer operations. The asset management operations were conducted by the Company's former registered investment advisor subsidiary, SunAmerica Asset Management Corp. ("SAAMCO"), and its related distributor, SunAmerica Capital Services, Inc. ("SACS"). SAAMCO and SACS earn fee income by distributing and managing a diversified family of mutual funds, managing certain subaccounts within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios. The broker-dealer operations were conducted by the Company's former broker-dealer subsidiary, Royal Alliance Associates, Inc. ("Royal Alliance"), which sells proprietary annuities and mutual funds and non-proprietary investment products. Royal Alliance earned income from commissions on sales of these products, net of the portion that is passed on to the registered representatives.

RESULTS OF OPERATIONS

      On June 10, 2002, the Company entered into a profit sharing agreement with SAAMCO, whereby SAAMCO will pay its profits earned through servicing the Company's variable annuity contracts to the Company ("SAAMCO Agreement"). SAAMCO is the investment adviser or business manager for certain trusts that hold deposits from the Company's variable annuity products. Pursuant to the SAAMCO Agreement, SAAMCO will pay to the Company variable annuity fee income earned from acting as the investment adviser or business manager for certain trusts that hold deposits from the Company's variable annuity products. The SAAMCO Agreement was retroactive to January 1, 2002. As a result, the operating results of the second quarter of 2002 include such profits contributed to the Company for the entire six months of 2002, which amounted to $29.8 million.

      The Company considers among its most critical accounting policies those policies with respect to valuation of certain financial instruments and amortization of deferred acquisition costs. In the implementation of each of the aforementioned policies, management is required to exercise its judgment on both a quantitative and qualitative basis. Further explanation of how management exercises that judgment is disclosed in the Company's 2001 Annual Report on Form 10K/A.

      NET INCOME totaled $24.9 million in the second quarter of 2002, compared to $28.8 million in the second quarter of 2001. For the six months, net income amounted to $44.0 million in 2002, compared to $59.6 million in 2001. The operating results of the second quarter of 2002 include fees contributed to the Company from SAAMCO pursuant to the SAAMCO Agreement for the six months of 2002. The operating results of 2001 include those of the asset management and broker-dealer operations. Assuming the Saamsun distribution had occurred on January 1, 2001, the beginning of the prior year periods discussed herein, net income would have been $36.3 million for the second quarter of 2001 and $59.1 million for the six months of 2001.

      CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX reflected the adoption of EITF 99-20 in 2001. The Company recorded a loss of $10.3 million, net of tax, which is recognized in the consolidated statement of income and comprehensive income as a cumulative effect of accounting change for the quarter and six months ended June 30, 2001.

      PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $29.3 million in the second quarter of 2002 and $52.5 million in the second quarter of 2001. The SAAMCO Agreement, effective June 10, 2002, was retroactive to January 1, 2002. Accordingly, pretax income before cumulative effect of accounting change for the second quarter of 2002 is increased by approximately $15.3 million due to amounts related to the first quarter of 2002. For the six months, pretax income before cumulative effect of accounting change totaled $51.8 million in 2001, compared with $93.3 million in 2001. Assuming the Saamsun distribution had occurred on January 1, 2001, the beginning of the prior year periods discussed herein, pretax income before cumulative effect of accounting change would have been $46.6 million for the second quarter of 2001 and $72.6 million for the six months of 2001. The decline in 2002 results compared to 2001 primarily resulted from increased guaranteed minimum death benefits and amortization of deferred acquisition costs, partially offset by decreased net realized investment losses.

      INCOME TAX EXPENSE totaled $4.4 million in the second quarter of 2002, $13.3 million in the second quarter of 2001, $7.8 million in the six months of 2002 and $23.3 million in the six months of 2001, representing effective annualized tax rates of 15%, 25%, 15% and 25%, respectively. Assuming that the Saamsun distribution had occurred on January 1, 2001, the beginning of the prior year periods discussed herein, income tax expense would have been $10.3 million for the second quarter of 2001 and $13.6 million for the six months of 2001, representing an effective tax rate of 22% and 19%, respectively. The decrease in the effective tax rate for 2002 is due primarily to the lower relative pretax income in 2002 as a result of the distribution of Saamsun to the Parent, without corresponding reductions in permanent tax differences.

      Effective January 1, 2002, the Company has one business segment. Therefore, the following discussions include only the annuity operations for the quarters and six months ended 2002 and 2001.

      NET INVESTMENT INCOME, which is the spread between the income earned on invested assets and the interest paid on fixed annuities and other interest-bearing liabilities, totaled $34.5 million in the second quarter of 2002 and $36.4 million in the second quarter of 2001. These amounts equal 2.15% on average invested assets (computed on a daily basis) of $6.42 billion in the second quarter of 2002 and 2.86% on average invested assets of $5.08 billion in the second quarter of 2001. For the six months, net investment income increased to $71.6 million in 2002 from $59.2 million in 2001, representing 2.26% of average invested assets of $6.35 billion in 2002 and 2.27% of average invested assets of $5.21 billion in 2001.

      Net investment spreads include the effect of income earned or interest paid on the difference between average invested assets and average interest-bearing liabilities. In the second quarter of 2002, average invested assets exceeded average interest-bearing liabilities by $85.9 million, whereas average interest-bearing liabilities exceeded average invested assets by $7.7 million in 2001. The increase in the second quarter of 2002 reflects $120.5 million of net income tax refunds received from the Parent in the fourth quarter of 2001. For the six months, average invested assets exceeded average interest-bearing liabilities by $75.9 million in 2002, compared with $64.2 million in 2001. The difference between the Company's yield on average invested assets and the rate paid on average interest-bearing liabilities (the "Spread Difference") was 2.10% in the second quarter of 2002 and 2.88% in the second quarter of 2001. The decrease in the Spread Difference is due primarily to the impact of gains and losses on seed money. In the second quarter, seed money losses were $3.4 million in 2002 compared to seed money gains of $3.3 million in 2001. Excluding the impact of seed money gains and losses, the Spread Difference would have been 2.35% in the second quarter of 2002 and 2.70% in the second quarter of 2001. For the six months, the Spread Difference was 2.21% in both 2002 and 2001.

      Investment income (and the related yields on average invested assets) totaled $94.9 million (5.91%) in the second quarter of 2002, $94.1 million (7.41%) in the second quarter of 2001, $191.2 million (6.02%) in the six months of 2002 and $179.2 million (6.88%) in the six months of 2001. The decrease in the investment yield in 2002 compared to 2001 primarily reflects a lower prevailing interest rate environment. Expenses incurred to manage the investment portfolio amounted to $0.5 million in the second quarter of 2002, $1.4 million in the second quarter of 2001, $1.0 million in the six months of 2002 and $3.2 million in the six months of 2001.

      Interest expense totaled $60.4 million in the second quarter of 2002 and $57.7 million in the second quarter of 2001. For the six months, interest expense aggregated $119.6 million in 2002, compared with $120.0 million in 2001. The average rate paid on all interest-bearing liabilities was 3.81% in the second quarter of 2002, compared with 4.53% in the second quarter of 2001. For the six months, the average rate paid on all interest-bearing liabilities was 3.81% in 2002 and 4.67% in 2001. Interest-bearing liabilities averaged $6.34 billion during the second quarter of 2002, $5.09 billion during the second quarter of 2001, $6.28 billion during the six months of 2002 and $5.14 billion during the six months of 2001. The decline in the overall rates paid in 2002 compared to 2001 resulted primarily from the impact of a declining interest rate environment and the impact of securities lending in 2002 at short-term rates. Excluding the impact of the securities lending program, the average rate paid would have been 3.98% and 3.99% in the second quarter and six months of 2002, respectively.

      Growth in average invested assets largely resulted from cash received from the securities lending program. Changes in average invested assets also reflect sales of the fixed account options of the Company's variable annuity products ("Fixed Annuity Deposits"), and renewal deposits on its universal life product ("UL Deposits"), partially offset by net exchanges from fixed accounts into the separate accounts of variable annuity contracts. Fixed Annuity Deposits and UL Deposits totaled $467.6 million in the second quarter of 2002, $453.6 million in the second quarter of 2001, $839.9 million in the six months of 2002 and $926.9 million in the six months of 2001, and are largely deposits for the fixed accounts of variable annuities. On an annualized basis, these deposits represent 36%, 39%, 32% and 40%, respectively, of the related reserve balances at the beginning of the respective periods.

      No GIC deposits were received in all of 2002 or the second quarter of 2001. GIC deposits totaled $40.0 million in the six months of 2001. GIC surrenders and maturities totaled $2.5 million in the second quarter of 2002, $12.8 million in the second quarter of 2001, $5.4 million in the six months of 2002 and $175.9 million in the six months of 2001. The GICs issued by the Company are generally variable rate contracts which guarantee the payment of principal and interest for a term of three to five years. GICs purchased by asset management firms for their short-term portfolios either prohibit withdrawals or permit withdrawals with notice ranging from 90 to 270 days. GICS that are purchased by banks for their long-term portfolios or by state and local governmental entities either prohibit withdrawals or permit scheduled book value withdrawals subject to the terms of the underlying indenture or agreement. In pricing GICs, the Company analyzes cash flow information and prices accordingly so that it is compensated for possible withdrawals prior to maturity.

      NET REALIZED INVESTMENT LOSSES totaled $10.7 million in the second quarter of 2002, compared with $5.7 million in the second quarter of 2001 and include impairment writedowns of $6.4 million and $8.9 million, respectively. For the six months, net realized investment losses totaled $13.7 million in 2002, compared with $30.5 million in 2001 and include impairment writedowns of $11.4 million and $34.7 million, respectively. Thus, net realized losses from sales and redemptions of investments totaled $4.3 million in the second quarter of 2002, compared to $3.2 million of net realized gains in the second quarter of 2001. For the six months, net realized losses from sales and redemptions of investments totaled $2.3 million in 2002, compared to $4.2 million of net realized gains in 2001.

      The Company sold or redeemed invested assets, principally bonds and notes, aggregating $275.7 million in the second quarter of 2002, $350.3 million in the second quarter of 2001, $701.9 million in the six months of 2002 and $730.0 million in the six months of 2001. Sales of investments result from the active management of the Company's investment portfolio. Because redemptions of investments are generally involuntary and sales of investments are made in both rising and falling interest rate environments, net gains and losses from sales and redemptions of investments fluctuate from period to period, and represent, on an annualized basis, 0.27%, 0.25%, 0.07% and 0.16%% of average invested assets in the second quarter of 2002, the second quarter of 2001, the six months of 2002 and the six months of 2001, respectively. Active portfolio management involves the ongoing evaluation of asset sectors, individual securities within the investment portfolio and the reallocation of investments from sectors that are perceived to be relatively overvalued to sectors that are perceived to be relatively undervalued. The intent of the Company's active portfolio management is to maximize total returns on the investment portfolio, taking into account credit, option, liquidity and interest-rate risk.

      Impairment writedowns include $6.4 million, $8.9 million, $11.4 million and $34.7 million of provisions applied to bonds and other invested assets in the second quarter of 2002, the second quarter of 2001, the six months of 2002 and the six months of 2001, respectively. On an annualized basis, impairment writedowns represent 0.40%, 0.70%, 0.36% and 1.33% of average invested assets in the second quarter of 2002, the second quarter of 2001, the six months of 2002 and the six months of 2001, respectively. For the twenty quarters ended June 30, 2002, impairment writedowns as an annualized percentage of average invested assets have ranged up to 1.94% and have averaged 0.49%. Such writedowns are based upon estimates of the net realizable value of invested assets and recorded when declines in value of such assets are considered to be other than temporary. Actual realization will be dependent upon future events. The Company recorded $15.9 million ($10.3 million, net of tax) of additional impairments in 2001 pursuant to the implementation of EITF 99-20. This adjustment was recorded as a cumulative effect of accounting change in the accompanying statement of income and comprehensive income for 2001.

      VARIABLE ANNUITY FEES are based on the market value of assets in separate accounts supporting variable annuity contracts. Such fees totaled $102.3 million in the second quarter 2002 and $89.8 million in the second quarter 2001, with the 2002 amount including $33.8 million of fees relating to the SAAMCO Agreement, approximately half of which related to the first quarter. For the six months, variable annuity fees totaled $171.5 million in 2002, compared with $180.4 million in 2001. The decreased fees in the six months of 2002 reflect the unfavorable equity market conditions in 2002, and the resulting unfavorable impact on market values of assets in the separate accounts. On an annualized basis, variable annuity fees represent 2.3%, 1.8%, 1.9% and 1.8% of average variable annuity assets in the second quarter of 2002 and 2001 and the six months of 2002 and 2001, respectively. Variable annuity assets averaged $17.75 billion, $19.44 billion, $17.98 billion and $19.63 billion during the respective periods. Variable annuity deposits, which exclude deposits allocated to the fixed accounts of variable annuity products, totaled $311.1 million and $427.2 in the second quarters of 2002 and 2001, respectively. For the six months, variable annuity deposits totaled $636.7 million in 2002, compared with $839.1 million in 2001. On an annualized basis, these amounts represent 7%, 9%, 7% and 8% of variable annuity liabilities at the beginning of the respective periods. The decrease in variable annuity deposits in 2002 reflected lower demand for the variable account options of the Company's variable annuity products due to the unfavorable equity market conditions discussed above. Transfers from the fixed accounts of the Company's variable annuity products to the separate accounts are not classified as variable annuity deposits. Accordingly, changes in variable annuity deposits are not necessarily indicative of the ultimate allocation by customers among fixed and variable account options of the Company's variable annuity products.

      Sales of variable annuity products (which include deposits allocated to the fixed accounts) ("Variable Annuity Product Sales") amounted to $766.8 million, $868.1 million, $1.45 billion and $1.74 billion in the second quarters of 2002 and 2001 and the six months of 2002 and 2001, respectively.

Such sales primarily reflect those of the Company's Polaris and Seasons variable annuity product lines. The Company's variable annuity products are multi-manager variable annuities that offer investors a choice of several variable funds as well as a number of guaranteed fixed-rate funds. Investors can select from a choice of 4 to 37 variable funds and up to 7 guaranteed fixed-rate funds depending on the product.

      The Company has encountered increased competition in the variable annuity marketplace during recent years and anticipates that the market will remain highly competitive for the foreseeable future. Also, from time to time, Federal initiatives are proposed that could affect the taxation of variable annuities and annuities generally (See "Regulation").

      UNIVERSAL LIFE INSURANCE FEES, NET amounted to $5.6 million in the second quarter of 2002 and $4.8 million in the second quarter of 2001. For the six months, universal life insurance fees totaled $10.3 million in 2002 and $10.1 million in 2001. Universal life insurance fees consist of mortality changes, up-front fees earned on deposits received and administrative fees, net of the excess mortality expense on these contracts. The administrative fees are assessed based on the number of policies in force as of the end of each month. The Company does not actively market universal life insurance contracts. Such fees annualized represent 1.33%, 1.08%, 1.23% and 1.12% of average reserves for universal life insurance contracts in the respective periods.

      SURRENDER CHARGES on fixed and variable annuity contracts and universal life contracts totaled $8.4 million in the second quarter of 2002 and $5.9 million in the second quarter of 2001. For the six months, such surrender charges totaled $14.9 million in 2002 and $11.8 million in 2001. Surrender charges generally are assessed on withdrawals at declining rates during the first seven years of a contract. Withdrawal payments, which exclude claims and lump-sum annuity benefits, totaled $548.8 million in the second quarter of 2002, compared with $491.6 million in the second quarter of 2001. For the six months, such withdrawal payments totaled $1.05 billion in 2002 and $1.02 billion in 2001. Annualized, these payments when expressed as a percentage of average fixed and variable annuity and universal life reserves represent 9.7%, 8.3%, 9.2% and 8.5% for the second quarters of 2002 and 2001 and the six months of 2002 and 2001, respectively. Withdrawals include variable annuity payments from the separate accounts totaling $428.3 million (9.7% of average variable annuity liabilities), $402.2 million (8.3% of average variable annuity liabilities), $833.8 million (9.3% of average variable annuity liabilities) and $841.5 million (8.6% of average variable annuity liabilities) in the second quarters of 2002 and 2001 and the six months of 2002 and 2001, respectively. The increase in withdrawal rates in 2002 reflects a decrease in the market value of assets supporting the variable contracts due to unfavorable market conditions.

      GENERAL AND ADMINISTRATIVE EXPENSES totaled $24.8 million in the second quarter of 2002 and $27.4 million in the second quarter of 2001. For the six months, general and administrative expenses totaled $48.8 million in 2002 and $52.7 million in 2001. General and administrative expenses decreased in 2002 due to lower costs associated with servicing its fixed annuities and universal life policies. General and administrative expenses remain closely controlled through a company-wide cost containment program and continue to represent less than 1% of average total assets.

      AMORTIZATION OF DEFERRED ACQUISITION COSTS totaled $60.7 million in the second quarter of 2002, compared to $40.8 million in the second quarter of 2001. For the six months, such amortization totaled $107.4 million in 2002, compared with $73.8 million in 2001. The increase in amortization was primarily related to lower estimates of future gross profits on variable annuity contracts in light of the downturn in the equity markets in 2002, and additional fixed and variable annuity sales and the subsequent amortization of related deferred commissions and other direct selling costs.

      ANNUAL COMMISSIONS totaled $15.8 million in the second quarter of 2002, compared to $14.6 million in the second quarter of 2001. For the six months, annual commissions amounted to $31.6 million in 2002 and $28.6 million in 2001. Annual commissions represent renewal commissions paid quarterly in arrears to maintain the persistency of certain of the Company's variable annuity contracts. Substantially all of the Company's currently available variable annuity products allow for an annual commission payment option in return for a lower immediate commission. The Company estimates that approximately 56% of the average balances of its variable annuity products is currently subject to such annual commissions. Based on current sales, this percentage is expected to increase in future periods.

      GUARANTEED MINIMUM DEATH BENEFITS, NET OF REINSURANCE RECOVERIES totaled $10.4 million in the second quarter of 2002, compared to $2.7 million in the second quarter of 2001. For the six months, guaranteed minimum death benefits amounted to $17.8 million in 2002 and $5.2 million in 2001. Guaranteed minimum death benefits represent the additional death benefits paid to fund minimum policy benefits in excess of the policyholder's separate account balance. The increase in guaranteed minimum death benefits paid pursuant to the Company's variable annuity separate account contracts reflect the downturn in the equity markets in 2002. Further downturns in the equity markets could increase these payments.

CAPITAL RESOURCES AND LIQUIDITY

      SHAREHOLDER'S EQUITY decreased to $1.10 billion at June 30, 2002 from $1.59 billion at December 31, 2001, due principally to a $552.4 million distribution to the Parent of its wholly-owned subsidiary, Saamsun, on January 1, 2002 (see Note 2 of Notes to Financial Statements), partially offset by net income of $44.0 million and other comprehensive income of $19.1 million.

      INVESTED ASSETS at June 30, 2002 totaled $6.62 billion, compared with $6.75 billion at December 31, 2001. The Company manages most of its invested assets internally. The Company's general investment philosophy is to hold fixed-rate assets for long-term investment. Thus, it does not have a trading portfolio. However, the Company has determined that all of its portfolio of bonds, notes and redeemable preferred stocks (the "Bond Portfolio") is available to be sold in response to changes in market interest rates, changes in relative value of asset sectors and individual securities, changes in prepayment risk, changes in the credit quality outlook for certain securities, the Company's need for liquidity and other similar factors.

      THE BOND PORTFOLIO, which constituted 74% of the Company's total investment portfolio at June 30, 2002, had an amortized cost that was $23.2 million greater than its aggregate fair value at June 30, 2002 and $62.8 million greater than its aggregate fair value at December 31, 2001. The decrease in net unrealized losses on the Bond Portfolio during 2002 principally reflects the decline in prevailing interest rates and the corresponding effect on the fair value of the Bond Portfolio at June 30, 2002.

      At June 30, 2002, the Bond Portfolio (excluding $21.5 million of redeemable preferred stocks) included $4.71 billion of bonds rated by Standard & Poor's ("S&P"), Moody's Investors Service ("Moody's"), Fitch ("Fitch") or the Securities Valuation Office of the National Association of Insurance Commissioners ("NAIC"), and $163.5 million of bonds rated by the Company pursuant to statutory ratings guidelines established by the NAIC. At June 30, 2002, approximately $4.57 billion of the Bond Portfolio was investment grade, including $1.54 billion of mortgage-backed securities ("MBS") and U.S. government/agency securities.

      At June 30, 2002, the Bond Portfolio included $277.4 million of bonds that were not investment grade. These non-investment-grade bonds accounted for approximately 1.1% of the Company's total assets and approximately 4.2% of its invested assets.

      Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. These non-investment-grade securities are comprised of bonds spanning 33 industries with 11% of these assets concentrated in telecommunications. No other industry concentration constituted more than 10% of these assets.

      The table on the following page summarizes the Company's rated bonds by rating classification as of June 30, 2002.

                      RATED BONDS BY RATING CLASSIFICATION
                             (Dollars in thousands)

                                                         Issues not rated by S&P/Moody's/
                Issues Rated by S&P/Moody's/Fitch                 Fitch, by NAIC Category                                    Total
-------------------------------------------------    ------------------------------------     -------------------------------------
S&P/Moody's/                            Estimated        NAIC                   Estimated                     Estimated  Percent of
       Fitch             Amortized           fair    category     Amortized          fair      Amortized           fair    invested
category (1)                  cost          value         (2)          cost         value           cost          value      assets
------------            ----------     ----------    --------     ---------     ---------     ----------     ----------  ----------
AAA+ to A-
  (Aaa to A3)
  [AAA to A-]
  {AAA to A-}           $2,531,641     $2,557,074           1    $  796,600    $  814,246     $3,328,241     $3,371,320       50.91%

BBB+ to BBB-
  (Baa1 to Baa3)
  [BBB+ to BBB-]
  {BBB+ to BBB-}           969,172        944,069           2       253,844       255,795      1,223,016      1,199,864       18.12%

BB+ to BB-
  (Ba1 to Ba3)
  [BB+ to BB-]
  {BB+ to BB-}             120,457        111,304           3         6,808         6,229        127,265        117,533        1.77%

B+ to B-
  (B1 to B3)
  [B+ to B-]
  {B+ to B-}                86,365         69,237           4        60,086        60,174        146,451        129,411        1.95%

CCC+ to C
  (Caa to C)
  [CCC]
  {CCC+ to C-}              38,833         21,512           5         6,558         6,060         45,391         27,572        0.42%

CI to D
  [DD]
  {D}                           40             26           6         1,350         2,822          1,390          2,848        0.04%
                        ----------     ----------                ----------    ----------     ----------     ----------

TOTAL RATED ISSUES      $3,746,508     $3,703,222                $1,125,246    $1,145,326     $4,871,754     $4,848,548
                        ==========     ==========                ==========    ==========     ==========     ==========

Footnotes appear on the following page.

      Footnotes to the table of Rated Bonds by Rating Classification

(1) S&P and Fitch rate debt securities in rating categories ranging from AAA (the highest) to D (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Moody's rates debt securities in rating categories ranging from Aaa (the highest) to C (extremely poor prospects of ever attaining any real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. Issues are categorized based on the highest of the S&P, Moody's and Fitch ratings if rated by multiple agencies.

(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for nondefaulted bonds plus one category, 6, for bonds in or near default. These six categories correspond with the S&P/Moody's/Fitch rating groups listed above, with categories 1 and 2 considered investment grade. The NAIC categories include $163.5 million of assets that were rated by the Company pursuant to applicable NAIC rating guidelines.

      Senior secured loans ("Secured Loans") are included in the Bond Portfolio and aggregated $256.9 million at June 30, 2002. Secured Loans are senior to subordinated debt and equity and are secured by assets of the issuer. At June 30, 2002, Secured Loans consisted of $199.2 million of privately traded securities and $57.7 million of publicly traded securities. These Secured Loans are composed of loans to 57 borrowers spanning 18 industries, with 18% of these assets concentrated in airlines, 16% concentrated in energy and 10% concentrated in financial institutions and 10% concentrated in non-cable media. No other industry constituted more than 8% of these assets.

      While the trading market for the Company's privately traded Secured Loans is more limited than for publicly traded issues, management believes that participation in these transactions has enabled the Company to improve its investment yield. As a result of restrictive financial covenants, these Secured Loans involve greater risk of technical default than do publicly traded investment-grade securities. However, management believes that the risk of loss upon default for these Secured Loans is mitigated by such financial covenants and the collateral values underlying the Secured Loans. The Company's Secured Loans are rated by S&P, Moody's, Fitch, the NAIC or by the Company, pursuant to comparable statutory ratings guidelines established by the NAIC.

      MORTGAGE LOANS aggregated $684.7 million at June 30, 2002 and consisted of 116 commercial first mortgage loans with an average loan balance of approximately $5.9 million, collateralized by properties located in 28 states. Approximately 27% of this portfolio was office, 23% was multifamily residential, 17% was manufactured housing, 11% was industrial, 10% was hotels, 5% was retail, and 7% was other types. At June 30, 2002, approximately 28% and 11% of this portfolio were secured by properties located in California and New York, respectively, and no more than 9% of this portfolio was secured by properties located in any other single state. At June 30, 2002, 12 mortgage loans have an outstanding balance of $10.0 million or more, which collectively aggregated approximately 42% of this portfolio. At June 30, 2002, approximately 19% of the mortgage loan portfolio consisted of loans with balloon payments due before July 1, 2005. During 2002 and 2001, loans delinquent by more than 90 days, foreclosed loans and restructured loans have not been significant in relation to the total mortgage loan portfolio.

      Substantially all of the mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multifamily residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company's strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

      POLICY LOANS totaled $218.2 million at June 30, 2002, compared to $227.0 million at December 31, 2001, and primarily represent loans taken against universal life policies.

      SEPARATE ACCOUNT SEED MONEY totaled $26.0 million at June 30, 2002, compared to $50.6 million at December 31, 2001, and consisted principally of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts. At December 31, 2001, separate account seed money included $5.0 million of investments for SAAMCO's mutual funds.

      PARTNERSHIPS totaled $8.3 million at June 30, 2002, constituting investments in 5 partnerships with an average size of approximately $1.7 million. These partnerships are managed by independent money managers that invest in a broad selection of equity and fixed-income securities, currently including 407 separate issuers. The risks generally associated with partnerships include those related to their underlying investments (i.e., equity securities and debt securities), plus a level of illiquidity, which is mitigated to some extent by the existence of contractual termination provisions. At December 31, 2001, partnerships totaled $451.6 million, most of which are partnership assets of SA Affordable Housing, LLC, an indirect wholly owned subsidiary of Saamsun which was transferred to the Parent as part of the distribution of Saamsun on January 1, 2002.

      OTHER INVESTED ASSETS principally included a securities lending agreement with an affiliated agent. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives cash collateral in an amount in excess of the market value of the securities loaned. Other collateral received also exceeds the market value of the securities loaned. The Company monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company.

      ASSET-LIABILITY MATCHING is utilized by the Company to minimize the risks of interest rate fluctuations and disintermediation (i.e. the risk of being forced to sell investments during unfavorable market conditions). The Company believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed-rate investments that generate predictable rates of return. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, default rates and general economic conditions. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety. The Company's fixed-rate products incorporate surrender charges or other restrictions in order to encourage persistency. Approximately 79% of the Company's fixed annuity, universal life and GIC reserves had surrender penalties or other restrictions at June 30, 2002.

      As part of its asset-liability matching discipline, the Company conducts detailed computer simulations that model its fixed-rate assets and liabilities under commonly used stress-test interest rate scenarios. With the results of these computer simulations, the Company can measure the potential gain or loss in fair value of its interest-rate sensitive instruments and seek to protect its economic value and achieve a predictable spread between what it earns on its invested assets and what it pays on its liabilities by designing its fixed-rate products and conducting its investment operations to closely match the duration of the fixed-rate assets to that of its fixed-rate liabilities. The Company's fixed-rate assets include: cash and short-term investments; bonds, notes and redeemable preferred stocks; mortgage loans; policy loans; and investments in limited partnerships that invest primarily in fixed-rate securities. At June 30, 2002, these assets had an aggregate fair value of $6.62 billion with a duration of 3.5. The Company's fixed-rate liabilities include fixed annuity, universal life and GIC reserves. At June 30, 2002, these liabilities had an aggregate fair value (determined by discounting future contractual cash flows by related market rates of interest) of $6.02 billion with a duration of 2.7. The Company's potential exposure due to a 10% increase in prevailing interest rates from their June 30, 2002 levels is a loss of approximately $27.9 million, representing a decrease in fair value of its fixed-rate assets that is not offset by a decrease in fair value of its fixed-rate liabilities. Because the Company actively manages its assets and liabilities and has strategies in place to minimize its exposure to loss as interest rate changes occur, it expects that actual losses would be less than the estimated potential loss.

      Duration is a common option-adjusted measure for the price sensitivity of a fixed-maturity portfolio to changes in interest rates. It measures the approximate percentage change in the market value of a portfolio if interest rates change by 100 basis points (i.e. 1%), recognizing the changes in cash flows resulting from embedded options such as policy surrenders, investment prepayments and bond calls. It also incorporates the assumption that the Company will continue to utilize its existing strategies of pricing its fixed annuity, universal life and GIC products, allocating its available cash flow amongst its various investment portfolio sectors and maintaining sufficient levels of liquidity. Because the calculation of duration involves estimation and incorporates assumptions, potential changes in portfolio value indicated by the portfolio's duration will likely be different from the actual changes experienced under given interest rate scenarios, and the differences may be material.

      As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities into fixed-rate instruments. At June 30, 2002, the Company had one outstanding Swap Agreement with a notional principal of $32.2 million. This agreement matures in December 2024.

      The Company seeks to enhance its spread income with reverse repurchase agreements ("Reverse Repos"). Reverse Repos involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed upon price and are generally over-collateralized. The Company also seeks to provide liquidity by investing in MBSs. MBSs are generally investment-grade securities collateralized by large pools of mortgage loans. MBSs generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of repayments of the underlying mortgage loans.

      There are risks associated with some of the techniques the Company uses to provide liquidity, enhance its spread income and match its assets and liabilities. The primary risk associated with the Company's Reverse Repos and Swap Agreements is counterparty risk. The Company believes, however, that the counterparties to its Reverse Repos and Swap Agreements are financially responsible and that the counterparty risk associated with those transactions is minimal. It is the Company's policy that these agreements are entered into with counterparties who have a debt rating of A/A2 or better from both S&P and Moody's. The Company continually monitors its credit exposure with respect to these agreements. In addition to counterparty risk, Swap Agreements also have interest rate risk. However, the Company's Swap Agreements typically hedge variable-rate assets or liabilities, and interest rate fluctuations that adversely affect the net cash received or paid under the terms of a Swap Agreement would be offset by increased interest income earned on the variable-rate assets or reduced interest expense paid on the variable-rate liabilities. The primary risk associated with MBSs is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase. As part of its decision to purchase an MBS, the Company assesses the risk of prepayment by analyzing the security's projected performance over an array of interest-rate scenarios. Once an MBS is purchased, the Company monitors its actual prepayment experience monthly to reassess the relative attractiveness of the security with the intent to maximize total return.

      INVESTED ASSETS EVALUATION is routinely conducted by the Company. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying values of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In making these reviews for bonds, management principally considers the adequacy of any collateral, compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral. For investments in partnerships, management reviews the financial statements and other information provided by the general partners.

      The carrying values of investments that are determined to have declines in value that are other than temporary are reduced to net realizable value and, in the case of bonds, no further accruals of interest are made. The provisions for impairment on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days.

      DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $6.8 million ($4.6 million of bonds and $2.2 million of mortgage loans) at June 30, 2002, and constituted less than 0.2% of total invested assets. At December 31, 2001, defaulted investments totaled $12.0 million ($9.8 million of bonds and $2.2 million of mortgage loans), and constituted approximately 0.4% of total invested assets.

      SOURCES OF LIQUIDITY are readily available to the Company in the form of the Company's existing portfolio of cash and short-term investments, Reverse Repo capacity on invested assets and, if required, proceeds from invested asset sales. The Company's liquidity is primarily derived from operating cash flows. At June 30, 2002, approximately $3.56 billion of the Company's Bond Portfolio had an aggregate unrealized gain of $100.9 million, while approximately $1.31 billion of the Bond Portfolio had an aggregate unrealized loss of $124.1 million. In addition, the Company's investment portfolio currently provides approximately $49.8 million of monthly cash flow from scheduled principal and interest payments. Historically, cash flows from operations and from the sale of the Company's annuity and GIC products have been more than sufficient in amount to satisfy the Company's liquidity needs.

      Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, the Company's average cost of funds would increase over time as it prices its new and renewing annuities and GICs to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. The Company believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or Reverse Repos on the Company's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.

      In a declining rate environment, the Company's cost of funds would decrease over time, reflecting lower interest crediting rates on its fixed annuities and GICs. Should increased liquidity be required for withdrawals, the Company believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.

      If a substantial portion of the Company's Bond Portfolio diminished significantly in value and/or defaulted, the Company would need to liquidate other portions of its investment portfolio and/or arrange financing. Such events that may cause such a liquidity strain could be the result of economic collapse or terrorist acts.

      The Company has entered into eight agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at June 30, 2002 is $983.0 million. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in

$464.4 million of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The expiration dates of these commitments are as follows: $420.0 million in 2004, $405.0 million in 2005 and $158.0 million in 2006.

REGULATION

      The Company, in common with other insurers, is subject to regulation and supervision by the states and other jurisdictions in which it does business. Within the United States, the method of such regulation varies but generally has its source in statutes that delegate regulatory and supervisory powers to an insurance official. The regulation and supervision relate primarily to approval of policy forms and rates, the standards of solvency that must be met and maintained, including risk based capital measurements, the licensing of insurers and their agents, the nature of and limitations on investments, restrictions on the size of risks which may be insured under a single policy, deposits on securities for the benefit of policyholders, methods of accounting, periodic examinations of the affairs of insurance companies, the form and content of reports of financial condition required to be filed, and reserves for unearned premiums, losses and other purposes. In general, such regulation is for the protection of policyholders rather than security holders.

      Risk based capital ("RBC") standards are designed to measure the adequacy of an insurer's statutory capital and surplus in relation to the risks inherent in its business. The standards are intended to help identify inadequately capitalized companies and require specific regulatory actions in the event an insurer's RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only as a result of the insurer's size, but also on the risk profile of the insurer's operations. The RBC Model Law provides four incremental levels of regulatory attention for insurers whose surplus is below the calculated RBC target. These levels of attention range in severity from requiring the insurer to submit a plan for corrective action to actually placing the insurer under regulatory control. The statutory capital and surplus of the Company exceeded its RBC requirements as of June 30, 2002.

      In 1998, the NAIC adopted the codification of statutory accounting principles ("Codification") which replaced the NAIC's previous primary guidance on statutory accounting, which became effective January 1, 2001. Codification changed prescribed statutory accounting practices and has resulted in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. Codification has been adopted by all fifty states as the prescribed basis of accounting, including Arizona. The adoption of Codification resulted in an increase to the Company's statutory surplus of approximately $92.4 million and was recorded as a cumulative effect of changes in accounting principles in 2001.

      Privacy provisions of the Gramm-Leach-Bliley Act are fully effective in 2001 and establish new consumer protections regarding the security, confidentiality, and uses of nonpublic personal information of individuals. The law also requires financial institutions to fully disclose their privacy policies to their customers. Additional privacy legislation pending in the United States Congress and several states is designed to provide further privacy protections to consumers of financial products and services. These statutes and regulations may result in additional regulatory compliance costs, may limit the Company's ability to market its products, and may otherwise constrain the nature or scope of the Company's insurance and financial services operations. The Gramm-Leach-Bliley Act also allows combinations between insurance companies, banks and other entities. In addition, from time to time, Federal initiatives are proposed that could affect the Company's businesses. Such initiatives include employee benefit plan regulations and tax law changes affecting the taxation of insurance companies and the tax treatment of insurance and other investment products. Proposals made in recent years to limit the tax deferral of annuities or otherwise modify the tax rules related to the treatment of annuities have not been enacted. While certain of such proposals, if implemented, could have an adverse effect on the Company's sales of affected products, and, consequently, on its results of operations, the Company believes these proposals have a small likelihood of being enacted, because they would discourage retirement savings and there is strong public and industry opposition to them.

           QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

      The quantitative and qualitative disclosures about market risk are contained in the Asset-Liability Matching section of Management's Discussion and Analysis of Financial Condition and Results of Operations on pages 29 to 31 herein.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                OTHER INFORMATION

Item 1. Legal Proceedings

      Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company, with the potential exception of McMurdie et al. v. SunAmerica et al., Case No. BC 194082, filed on July 10, 1998 in the Superior Court for the County of Los Angeles. The lawsuit is a representative action wherein the plaintiffs allege violations of California's Business and Professions Code Sections 17200 et seq. The Company is vigorously defending the lawsuit. The probability of any particular outcome is not reasonably estimable at this time.

Item 2. Changes in Securities and Use of Proceeds

      Not applicable.

Item 3. Defaults Upon Senior Securities

      Not applicable.

Item 4. Submissions of Matters to a Vote of Security Holders

      Not applicable.

Item 5. Other Information

      Not applicable.

Item 6. Exhibits and Reports on Form 8-K

EXHIBITS

There were no exhibits filed during the three months ended June 30, 2002.

REPORTS FOR FORM 8-K

There were no current reports on Form 8-K filed during the three months ended June 30, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                         Registrant


Date:  August 14, 2002                   /s/ N. SCOTT GILLIS
----------------------                   ---------------------------------------
                                         N. Scott Gillis
                                         Senior Vice President
                                           (Principal Financial
                                           Officer)


Date:  August 14, 2002                   /s/ MAURICE S. HEBERT
----------------------                   ---------------------------------------
                                         Maurice S. Hebert
                                         Vice President and
                                           Controller (Principal
                                           Accounting Officer)

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 10-Q

(Mark One)
|X| QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                       OR

| | TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                For the quarterly period ended September 30, 2002

                          Commission File No. 33-47472

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
               formerly known as and currently doing business as:
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

      Incorporated in Arizona                            86-0198983
                                                        IRS Employer
                                                      Identification No.

             1 SunAmerica Center, Los Angeles, California 90067-6022 Registrant's telephone number, including area code: (310) 772-6000

      INDICATE BY CHECK MARK WHETHER THE REGISTRANT (1) HAS FILED ALL REPORTS REQUIRED TO BE FILED BY SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934 DURING THE PRECEDING 12 MONTHS (OR FOR SUCH SHORTER PERIOD THAT THE REGISTRANT WAS REQUIRED TO FILE SUCH REPORTS), AND (2) HAS BEEN SUBJECT TO SUCH FILING REQUIREMENTS FOR THE PAST 90 DAYS Yes |X| No | |

      THE NUMBER OF SHARES OUTSTANDING OF THE REGISTRANT'S COMMON STOCK ON NOVEMBER 12, 2002 WAS FOLLOWS:

Common Stock (par value $1,000 per share)           3,511 shares outstanding

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                      INDEX

                                                                          Page
                                                                        Number(s)
                                                                        ---------
Part I - Financial Information

     Balance Sheet (Unaudited) - September 30, 2002
     and December 31, 2001                                                  3-4

     Statement of Operations and Comprehensive Income
     (Unaudited) - Three Months and Nine Months
     Ended September 30, 2002 and 2001                                      5-6

     Statement of Cash Flows (Unaudited) -
     Nine Months Ended September 30, 2002 and 2001                          7-8

     Notes to Financial Statements (Unaudited)                             9-16

     Management's Discussion and Analysis of Financial
     Condition and Results of Operations                                  17-37

     Quantitative and Qualitative Disclosures About
     Market Risk                                                             38

     Controls and Procedures                                                 39

Part II - Other Information                                               39-44

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                  BALANCE SHEET
                                   (Unaudited)

                                                  September 30,     December 31,
                                                          2002             2001
                                                  ------------      -----------
                                                          (In thousands)
ASSETS

Investments and cash:
   Cash and short-term investments                 $   217,713      $   200,064
   Bonds, notes and redeemable
      preferred stocks available for sale,
      at fair value (amortized cost:
      September 30, 2002, $5,198,481;
      December 31, 2001, $4,607,901)                 5,267,561        4,545,075
   Mortgage loans                                      716,096          692,392
   Policy loans                                        217,371          226,961
   Separate account seed money                          24,526           50,560
   Common stocks available for sale, at
      fair value (cost: September 30, 2002,
      $4,203; December 31, 2001, $1,288)                 3,031              861
   Partnerships                                          8,610          451,583
   Real estate                                          20,091           20,091
   Other invested assets                               698,036          563,739
                                                   -----------      -----------

   Total investments and cash                        7,173,035        6,751,326

Variable annuity assets held in separate
   accounts                                         14,195,232       18,526,413
Accrued investment income                               76,049           65,272
Deferred acquisition costs                           1,313,838        1,419,498
Contribution receivable from Parent                    200,000               --
Income taxes currently receivable from Parent          102,993           61,435
Goodwill                                                 4,603           20,150
Other assets                                            21,763           96,011
                                                   -----------      -----------

TOTAL ASSETS                                       $23,087,513      $26,940,105
                                                   ===========      ===========

                 See accompanying notes to financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                            BALANCE SHEET (Continued)
                                   (Unaudited)

                                                 September 30,      December 31,
                                                          2002              2001
                                                 -------------     -------------
                                                        (In thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts          $   4,150,176     $   3,498,917
   Reserves for universal life insurance
      contracts                                      1,688,664         1,738,493
   Reserves for guaranteed investment
      contracts                                        409,522           483,861
   Collateral held under securities
      lending agreements                               698,036           541,899
   Modified coinsurance deposit liability               38,164            61,675
   Payable to brokers                                   41,052             4,479
   Other liabilities                                   183,345           220,588
                                                 -------------     -------------

   Total reserves, payables and accrued
      liabilities                                    7,208,959         6,549,912
                                                 -------------     -------------

Variable annuity liabilities related to
   separate accounts                                14,195,232        18,526,413
                                                 -------------     -------------

Subordinated notes payable to affiliates                    --            58,814
                                                 -------------     -------------

Deferred income taxes                                  343,842           210,970
                                                 -------------     -------------

Shareholder's equity:
   Common stock                                          3,511             3,511
   Additional paid-in capital                        1,125,753           925,753
   Retained earnings                                   179,596           694,004
   Accumulated other comprehensive
      income (loss)                                     30,620           (29,272)
                                                 -------------     -------------

   Total shareholder's equity                        1,339,480         1,593,996
                                                 -------------     -------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY       $  23,087,513     $  26,940,105
                                                 =============     =============

                 See accompanying notes to financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
     For the three months and nine months ended September 30, 2002 and 2001
                                   (Unaudited)

                                                   Three Months                    Nine Months
                                            -------------------------       -------------------------
                                                 2002            2001            2002            2001
                                            ---------       ---------       ---------       ---------
                                                                 (In thousands)
Investment income                           $  98,633       $  85,330       $ 289,853       $ 274,313
Interest expense on:
   Fixed annuity contracts                    (36,689)        (33,415)       (104,524)        (96,531)
   Universal life insurance contracts         (20,658)        (20,636)        (60,292)        (61,424)
   Guaranteed investment contracts             (2,679)         (5,238)         (8,776)        (21,342)
   Security lending agreements                 (3,653)            (73)         (9,688)            (73)
   Subordinated notes payable to
      affiliates                                   --          (1,117)             --          (3,352)
                                            ---------       ---------       ---------       ---------
   Total interest expense                     (63,679)        (60,479)       (183,280)       (182,722)
                                            ---------       ---------       ---------       ---------

NET INVESTMENT INCOME                          34,954          24,851         106,573          91,591
                                            ---------       ---------       ---------       ---------

NET REALIZED INVESTMENT LOSSES                (17,478)        (17,847)        (31,192)        (57,430)
                                            ---------       ---------       ---------       ---------

Fee income:
   Variable annuity fees                       74,076          88,528         245,535         274,777
   Net retained commissions                        --          11,923              --          36,959
   Asset management fees                           --          15,709              --          49,905
   Universal life insurance fees, net           3,923           5,389          14,269          15,463
   Surrender charges                            9,143           6,127          24,001          17,952
   Other fees                                     932           3,438           2,964          10,382
                                            ---------       ---------       ---------       ---------

TOTAL FEE INCOME                               88,074         131,114         286,769         405,438
                                            ---------       ---------       ---------       ---------

GENERAL AND ADMINISTRATIVE EXPENSES           (18,895)        (28,872)        (66,977)       (109,928)
                                            ---------       ---------       ---------       ---------

AMORTIZATION OF DEFERRED
   ACQUISITION COSTS                          (50,701)        (54,671)       (158,058)       (148,087)
                                            ---------       ---------       ---------       ---------

ANNUAL COMMISSIONS                            (13,607)        (14,297)        (45,227)        (42,862)
                                            ---------       ---------       ---------       ---------

GUARANTEED MINIMUM DEATH BENEFITS,
   NET OF REINSURANCE RECOVERIES              (30,935)         (5,812)        (48,687)        (10,987)
                                            ---------       ---------       ---------       ---------

PRETAX (LOSS) INCOME BEFORE CUMULATIVE
   EFFECT OF ACCOUNTING CHANGE                 (8,588)         34,466          43,201         127,735
                                            ---------       ---------       ---------       ---------

Income tax benefit (expense)                    2,544          (6,806)         (5,225)        (30,123)
                                            ---------       ---------       ---------       ---------

(LOSS) INCOME BEFORE CUMULATIVE EFFECT
   OF ACCOUNTING CHANGE                        (6,044)         27,660          37,976          97,612
                                            ---------       ---------       ---------       ---------

CUMULATIVE EFFECT OF ACCOUNTING
   CHANGE, NET OF TAX                              --              --              --         (10,342)
                                            ---------       ---------       ---------       ---------

NET (LOSS) INCOME                              (6,044)         27,660          37,976          87,270
                                            ---------       ---------       ---------       ---------

                 See accompanying notes to financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
          STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (Continued)
     For the three months and nine months ended September 30, 2002 and 2001
                                   (Unaudited)

                                                  Three Months                 Nine Months
                                             ----------------------      -----------------------
                                                 2002          2001          2002           2001
                                             --------      --------      --------       --------
                                                                (In thousands)
OTHER COMPREHENSIVE INCOME,
   NET OF TAX:
   Net unrealized gains on
      debt and equity securities
      available for sale identified
      in the current period (net of
      income tax expense of $17,539
      and $18,336 for the three months
      ended September 30, 2002 and
      2001, respectively, and $24,814
      and $23,990 for the nine months
      of 2002 and 2001, respectively)          32,572        34,053        46,084         38,110

   Less reclassification adjustment
      for net realized losses included
      in net income (net of income tax
      benefit of $4,421 and $9,930 for
      the three months ended September
      30, 2002 and 2001, respectively,
      and $8,212 and $21,326 for the
      nine months of 2002 and 2001,
      respectively)                             8,210        18,442        15,250         39,606

   CUMULATIVE EFFECT OF ACCOUNTING
      CHANGE                                       --            --            --          1,389

   Net change related to cash flow
      hedges (net of income tax expense
      of $71 for the three months ended
      September 30, 2001 and income tax
      benefit of $776 and income tax
      expense of $338 for the nine
      months of 2002 and 2001,
      respectively)                                --           131        (1,442)           628
                                             --------      --------      --------       --------

   OTHER COMPREHENSIVE INCOME                  40,782        52,626        59,892         79,733
                                             --------      --------      --------       --------

COMPREHENSIVE INCOME                         $ 34,738      $ 80,286      $ 97,868       $167,003
                                             ========      ========      ========       ========

                 See accompanying notes to financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             STATEMENT OF CASH FLOWS
              For the nine months ended September 30, 2002 and 2001
                                   (Unaudited)

                                                                2002              2001
                                                         -----------       -----------
                                                              (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                               $    37,976       $    87,270
Adjustment to reconcile net income to net
   cash provided by operating activities:
   Cumulative effect of accounting change,
      net of tax                                                  --            10,342
   Interest credited to:
      Fixed annuity contracts                                104,524            96,531
      Universal life insurance contracts                      60,292            61,424
      Guaranteed investment contracts                          8,776            21,342
   Net realized investment losses                             31,192            57,430
   Amortization of net premiums on investments                   185            10,839
   Universal life insurance fees, net                        (14,269)          (15,463)
   Amortization of goodwill                                       --             1,088
   Amortization of deferred acquisition costs                158,058           148,087
   Acquisition costs deferred                               (187,626)         (273,658)
   Provision for deferred income taxes                       113,116            99,920
   Change in:
      Accrued investment income                              (10,822)          (10,769)
      Other assets                                                51            13,873
      Income taxes currently receivable from Parent          (53,341)          (80,241)
      Due from/to affiliates                                 (11,542)            4,321
      Other liabilities                                       13,293           (15,020)
   Other, net                                                 30,110            23,668
                                                         -----------       -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                    279,973           240,984
                                                         -----------       -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of:
      Bonds, notes and redeemable preferred stocks        (1,679,989)       (1,558,021)
      Mortgage loans                                         (94,360)          (45,424)
      Other investments, excluding short-term
         investments                                         (12,741)           (7,587)
   Sales of:
      Bonds, notes and redeemable preferred stocks           684,746           595,957
      Other investments, excluding short-term
         investments                                             609             5,087
   Redemptions and maturities of:
      Bonds, notes and redeemable preferred stocks           418,899           400,005
      Mortgage loans                                          71,964            51,344
      Other investments, excluding short-term
         investments                                         110,345            64,950
                                                         -----------       -----------

NET CASH USED IN INVESTING ACTIVITIES                       (500,527)         (493,689)
                                                         -----------       -----------

                 See accompanying notes to financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                       STATEMENT OF CASH FLOWS (Continued)
              For the nine months ended September 30, 2002 and 2001
                                   (Unaudited)

                                                             2002              2001
                                                      -----------       -----------
                                                             (In thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Deposits received on:
      Fixed annuity contracts                         $ 1,259,701       $ 1,871,375
      Universal life insurance contracts                   36,658            39,006
      Guaranteed investment contracts                          --            40,000
   Net exchanges from the fixed accounts
      of variable annuity contracts                      (281,274)         (993,929)
   Withdrawal payments on:
      Fixed annuity contracts                            (392,719)         (203,038)
      Universal life insurance contracts                  (52,433)          (43,706)
      Guaranteed investment contracts                     (83,119)         (185,959)
   Claims and annuity payments on:
      Fixed annuity contracts                             (72,794)          (38,029)
      Universal life insurance contracts                  (76,362)         (112,563)
   Net receipts from other short-term financings            6,929            10,436
   Net payment related to a modified
      coinsurance transaction                             (23,511)          (28,542)
   Dividends paid to Parent                                    --           (94,095)
   Net cash and short-term investments
      transferred to the Parent in distribution
      of Saamsun Holdings Corp.                           (82,873)               --
                                                      -----------       -----------

NET CASH PROVIDED BY FINANCING ACTIVITIES                 238,203           260,956
                                                      -----------       -----------

NET INCREASE IN CASH AND SHORT-TERM
   INVESTMENTS                                             17,649             8,251

CASH AND SHORT-TERM INVESTMENTS AT
   BEGINNING OF PERIOD                                    200,064           169,701
                                                      -----------       -----------

CASH AND SHORT-TERM INVESTMENTS AT
   END OF PERIOD                                      $   217,713       $   177,952
                                                      ===========       ===========

SUPPLEMENTAL CASH FLOW INFORMATION:

Interest paid on indebtedness                         $     9,688       $       550
                                                      ===========       ===========

Net income taxes refunded by (paid to) Parent         $    54,550       $   (10,477)
                                                      ===========       ===========

                 See accompanying notes to financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

1.    BASIS OF PRESENTATION

      AIG SunAmerica Life Assurance Company (formerly known as and currently doing business as Anchor National Life Insurance Company) (the "Company"), is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is an Arizona-domiciled life insurance company engaged in the business of writing fixed and variable annuities directed to the market for tax-deferred, long-term savings products, administering a closed block of universal life policies and writing guaranteed investment contracts ("GICs") directed to the institutional marketplace.

      The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. However, the Company is continuing to do business as Anchor National Life Insurance Company. The Company is seeking regulatory approval to change its name in each state in which it does business to AIG SunAmerica Life Assurance Company effective sometime in the first quarter of 2003.

      In the opinion of the Company, the accompanying unaudited financial statements contain all adjustments necessary, consisting of normal recurring items, to present fairly the Company's financial position as of September 30, 2002 and consolidated financial position as of December 31, 2001, the results of its operations for the three months and nine months ended September 30, 2002 and consolidated operations for the three months and nine months ended September 30, 2001 and its cash flows for the nine months ended September 30, 2002 and consolidated cash flows for the nine months ended September 30, 2001. The results of operations for the three months and nine months ended September 30, 2002 are not necessarily indicative of the results to be expected for the full year. The accompanying unaudited financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2001, contained in the Company's 2001 Annual Report on Form 10K/A. Certain prior period items have been reclassified to conform to the current period's presentation.

2.    RELATED PARTY TRANSACTIONS

      The Company declared a distribution to its Parent, effective January 1, 2002, of 100% of the outstanding capital stock of its consolidated subsidiary, Saamsun Holdings Corporation ("Saamsun"). Pursuant to this distribution, Saamsun became a direct wholly owned subsidiary of the Parent. Saamsun comprised the Company's asset management and broker-dealer segments (see Note 3). This distribution had a material effect on the Company's shareholder's equity, reducing it by $552,384,000. This distribution had the effect of reducing cash and short-term investments by $82,873,000, partnerships by $443,369,000, deferred acquisition costs by $98,428,000, other assets by $108,163,000, other liabilities by $121,635,000 and subordinated notes payable to affiliates by $58,814,000. Pretax income in future periods will be reduced by the earnings of the Company's asset management and broker-dealer operations, substantially offset by a profit sharing agreement on fees earned on variable annuity subaccounts (see below). Pretax income from these operations, on a combined basis, totaled $12,089,000 for the three months ended September 30, 2001 and $32,721,000 for the nine months ended September 30, 2001.

      On June 10, 2002, the Company entered into a profit sharing agreement with SunAmerica Asset Management Corp. ("SAAMCO"), a registered investment advisor and affiliate of the Company, whereby SAAMCO will contribute to the Company on a quarterly basis its profits earned in connection with its role as investment advisor and/or business manager to several open-end investment management companies registered under the Investment Company Act of 1940, as amended, that fund the variable investment options available to investors through the Company's variable annuity contracts (the "SAAMCO Agreement"). The SAAMCO Agreement was retroactive to January 1, 2002. Variable annuity fees of $48,414,000 were included in the statement of operations relating to the SAAMCO Agreement for the nine months ended September 30, 2002. Of this amount, $43,744,000 has been paid to the Company in 2002 and $4,670,000 remains in receivable at September 30, 2002.

      On September 30, 2002, the Parent declared a $200,000,000 capital contribution to the Company pending approval by the State of Arizona Department of Insurance. The Parent received approval in October 2002 and the contribution to the Company was made on October 30, 2002. At September 30, 2002, the Company has recorded a receivable from Parent for this contribution.

3.    SEGMENT INFORMATION

      As of January 1, 2002, the Company conducted its business through one business segment, annuity operations. Prior to January 1, 2002, the Company conducted its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations consisted of the sale and administration of deposit-type insurance contracts, including fixed and variable annuities, universal life insurance contracts and GICs. Asset management operations, which included the distribution and management of mutual funds, were conducted by SAAMCO and its related distributor, SunAmerica Capital Services, Inc. ("SACS"). Broker-dealer operations involved the sale of securities and financial services products, and were conducted by Royal Alliance Associates, Inc. ("Royal Alliance"), formerly a wholly owned subsidiary of the Company.

      Pursuant to the distribution of Saamsun to the Parent on January 1, 2002, the Company has only one business segment, annuity operations. For the three months and nine months ended September 30, 2001, the Company had three business segments: annuity operations, asset management operations and broker-dealer operations. Following is selected information pertaining to the Company's business segments.

                                                       Asset              Broker-
                                    Annuity          Management           Dealer
                                  Operations         Operations         Operations           Total
                                 ------------       ------------       ------------       ------------
                                                             (In thousands)
THREE MONTHS ENDED
SEPTEMBER 30, 2002:

Investment income                $     98,633       $         --       $         --       $     98,633
Interest expense                      (63,679)                --                 --            (63,679)
                                 ------------       ------------       ------------       ------------

Net investment income                  34,954                 --                 --             34,954

Net realized investment
    losses                            (17,478)                --                 --            (17,478)

Variable annuity fees                  74,076                 --                 --             74,076
Universal life insurance
  fees, net                             3,923                 --                 --              3,923
Surrender charges                       9,143                 --                 --              9,143
Other fees                                932                 --                 --                932
                                 ------------       ------------       ------------       ------------

Total fee income                       88,074                 --                 --             88,074

General and
    administrative expenses           (18,895)                --                 --            (18,895)

Amortization of deferred
    acquisition costs                 (50,701)                --                 --            (50,701)

Annual commissions                    (13,607)                --                 --            (13,607)

Guaranteed minimum
  death benefits, net of
    reinsurance recoveries            (30,935)                --                 --            (30,935)
                                 ------------       ------------       ------------       ------------

Pretax loss before
    Cumulative effect
    of accounting change         $     (8,588)      $         --       $         --       $     (8,588)
                                 ============       ============       ============       ============

Total assets                     $ 23,087,513       $         --       $         --       $ 23,087,513
                                 ============       ============       ============       ============

                                                       Asset              Broker-
                                    Annuity          Management           Dealer
                                  Operations         Operations         Operations           Total
                                 ------------       ------------       ------------       ------------
                                                             (In thousands)
THREE MONTHS ENDED
SEPTEMBER 30, 2001:

Investment income                $     85,251       $        (33)      $        112       $     85,330
Interest expense                      (59,362)            (1,027)               (90)           (60,479)
                                 ------------       ------------       ------------       ------------

Net investment income                  25,889             (1,060)                22             24,851

Net realized investment
    losses (gains)                    (19,397)             1,550                 --            (17,847)

Variable annuity fees                  85,705              2,823                 --             88,528
Net retained commissions                   --                475             11,448             11,923
Asset management fees                      --             15,709                 --             15,709
Universal life insurance
    fees, net                           5,389                 --                 --              5,389
Surrender charges                       6,127                 --                 --              6,127
Other fees                                946              2,059                433              3,438
                                 ------------       ------------       ------------       ------------

Total fee income                       98,167             21,066             11,881            131,114

General and
    administrative expenses           (18,455)            (3,386)            (7,031)           (28,872)

Amortization of deferred
    acquisition costs                 (43,718)           (10,953)                --            (54,671)

Annual commissions                    (14,297)                --                 --            (14,297)

Guaranteed minimum
    death benefits, net of
    reinsurance recoveries             (5,812)                --                 --             (5,812)
                                 ------------       ------------       ------------       ------------

Pretax income before
    cumulative effect of
    accounting change            $     22,377       $      7,217       $      4,872       $     34,466
                                 ============       ============       ============       ============

Total assets                     $ 24,035,054       $    677,972       $     71,815       $ 24,784,841
                                 ============       ============       ============       ============

                                                       Asset              Broker-
                                    Annuity          Management           Dealer
                                  Operations         Operations         Operations           Total
                                 ------------       ------------       ------------       ------------
                                                             (In thousands)
NINE MONTHS ENDED
SEPTEMBER 30, 2002:

Investment income                $    289,853       $         --       $         --       $    289,853
Interest expense                     (183,280)                --                 --           (183,280)
                                 ------------       ------------       ------------       ------------

Net investment income                 106,573                 --                 --            106,573

Net realized investment
    losses                            (31,192)                --                 --            (31,192)

Variable annuity fees                 245,535                 --                 --            245,535
Universal life insurance
  fees, net                            14,269                 --                 --             14,269
Surrender charges                      24,001                 --                 --             24,001
Other fees                              2,964                 --                 --              2,964
                                 ------------       ------------       ------------       ------------

Total fee income                      286,769                 --                 --            286,769

General and
    administrative expenses           (66,977)                --                 --            (66,977)

Amortization of deferred
    acquisition costs                (158,058)                --                 --           (158,058)

Annual commissions                    (45,227)                --                 --            (45,227)

Guaranteed minimum
  death benefits, net of
    reinsurance recoveries            (48,687)                --                 --            (48,687)
                                 ------------       ------------       ------------       ------------

Pretax income before
    cumulative effect of
    accounting change            $     43,201       $         --       $         --       $     43,201
                                 ============       ============       ============       ============

Total assets                     $ 23,087,513       $         --       $         --       $ 23,087,513
                                 ============       ============       ============       ============

                                                       Asset              Broker-
                                    Annuity          Management           Dealer
                                  Operations         Operations         Operations           Total
                                 ------------       ------------       ------------       ------------
                                                             (In thousands)
NINE MONTHS ENDED
SEPTEMBER 30, 2001:

Investment income                $    264,488       $      9,379       $        446       $    274,313
Interest expense                     (179,370)            (3,082)              (270)          (182,722)
                                 ------------       ------------       ------------       ------------

Net investment income                  85,118              6,297                176             91,591

Net realized investment
    losses                            (49,930)            (7,500)                --            (57,430)

Variable annuity fees                 266,061              8,716                 --            274,777
Net retained commissions                   --              1,754             35,205             36,959
Asset management fees                      --             49,905                 --             49,905
Universal life insurance
    fees, net                          15,463                 --                 --             15,463
Surrender charges                      17,952                 --                 --             17,952
Other fees                              2,819              6,293              1,270             10,382
                                 ------------       ------------       ------------       ------------

Total fee income                      302,295             66,668             36,475            405,438

General and
    administrative expenses           (71,134)           (16,552)           (22,242)          (109,928)

Amortization of deferred
    acquisition costs                (117,486)           (30,601)                --           (148,087)

Annual commissions                    (42,862)                --                 --            (42,862)

Guaranteed minimum
    death benefits, net of
    reinsurance recoveries            (10,987)                --                 --            (10,987)
                                 ------------       ------------       ------------       ------------

Pretax income before
    cumulative effect of
    accounting change            $     95,014       $     18,312       $     14,409       $    127,735
                                 ============       ============       ============       ============

Total assets                     $ 24,035,054       $    677,972       $     71,815       $ 24,784,841
                                 ============       ============       ============       ============

4.    DERIVATIVES

      As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets into fixed-rate instruments. The Company had one outstanding Swap Agreement subject to the provisions of SFAS 133 with a notional principal of $97,000,000 which matured in June 2002. This agreement effectively converted a $97,000,000 floating rate commercial mortgage to a fixed rate instrument. The agreement was designated as a cash flow hedge. Changes in the market value of this Swap Agreement, net of taxes, were recognized as a component of other comprehensive income. There was no inefficiency associated with this Swap Agreement in 2002.

5.    RECENTLY ISSUED ACCOUNTING STANDARDS

      In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). As of January 1, 2002, the Company adopted SFAS 142. SFAS 142 requires the Company to discontinue the amortization of goodwill in its income statement. Amortization expense recorded in the Company's statement of income amounted to $393,000 for the three months ended September 30, 2001 and $1,088,000 for the nine months ended September 30, 2001, of which $269,000 and $715,000 related to the asset management and broker-dealer segments which were distributed to its Parent, effective January 1, 2002.

      SFAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process prescribed in SFAS 142, whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. SFAS 142 also requires the completion of a transitional impairment test in the year of adoption, with any identified impairments recognized as a cumulative effect of a change in accounting principle. The Company has evaluated the impact of the impairment provisions of SFAS 142 as of January 1, 2002, and has determined that no impairment is required to be recorded to the carrying value of the Company's goodwill balance. Pursuant to the distribution of Saamsun to the Parent on January 1, 2002, the Company transferred $15,547,000 of goodwill belonging to the asset management operations and broker-dealer operations to the Parent.

6.    CONTINGENT LIABILITIES

      The Company has entered into eight agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at September 30, 2002 is $983,000,000. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $464,350,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The expiration dates of these commitments are as follows: $420,000,000 in 2004, $405,000,000 in 2005 and $158,000,000 in 2006. Management does not anticipate any material losses with respect to these commitments.

      The Company has entered into an agreement whereby it is committed to purchase the remaining principal amount, $66,513,000 as of September 30, 2002, of various mortgage-backed securities at par value in March 2006. As of September 30, 2002, the estimated fair value exceeded the principal amount of the securities. At the present time, management does not anticipate any material losses with respect to this agreement.

      Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      Management's discussion and analysis of financial condition and results of operations of AIG SunAmerica Life Assurance Company (FKA and currently DBA Anchor National Life Insurance Company) (the "Company") for the three months and nine months ended September 30, 2002 and September 30, 2001 follows. Certain prior period amounts have been reclassified to conform to the current period's presentation.

      In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions readers regarding certain forward-looking statements contained in this report and in any other statements made by, or on behalf of, the Company, whether or not in future filings with the Securities and Exchange Commission (the "SEC"). Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. Statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Company's beliefs concerning future levels of sales and redemptions of the Company's products, investment spreads and yields, or the earnings and profitability of the Company's activities.

      Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which are subject to change. These uncertainties and contingencies could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable developments. Some may be national in scope, such as general economic conditions, changes in tax law and changes in interest rates. Some may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation. Others may relate to the Company specifically, such as credit, volatility and other risks associates with the Company's investment portfolio. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the SEC. The Company disclaims any obligation to update forward-looking information.

CRITICAL ACCOUNTING POLICIES

      The Company considers among its most critical accounting policies those policies with respect to valuation of certain financial instruments and amortization of deferred acquisition costs. In the implementation of each of the aforementioned policies, management is required to exercise its judgment on both a quantitative and qualitative basis. Further explanation of how management exercises that judgment follows:

      Valuation of CERTAIN Financial Instruments: Gross unrealized losses on debt and equity securities available for sale amounted to $148.8 million at September 30, 2002. In determining if and when a decline in fair value below amortized cost is other-than-temporary, we evaluate at each reporting period the market conditions, offering prices, trends of earnings, price multiples, and other key measures for our investments in debt and marketable equity securities. In particular, for debt securities, the Company assesses the probability that all amounts due are collectible according to the contractual terms of the obligation. When such a decline in value is deemed to be other-than-temporary, we recognize an impairment loss in the current period operating results to the extent of the decline.

      Securities in our portfolio with a carrying value of approximately $1.03 billion at September 30, 2002 do not have readily determinable market prices. For these securities, we estimate their fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, we use our most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities. All such securities are classified as available for sale. Our ability to liquidate our positions in these securities will be impacted to a significant degree by the lack of an actively traded market, and we may not be able to dispose of these investments in a timely manner. Although we believe our estimates reasonably reflect the fair value of those securities, our key assumptions about the risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

      AMORTIZATION OF DEFERRED ACQUISITION COSTS: Deferred acquisition costs ("DAC") are amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, the growth rate of the separate account assets (with respect to variable annuities) or general account assets (with respect to fixed annuities) supporting the annuity obligations, and the level of expenses necessary to maintain the policies. The Company adjusts DAC amortization (a "DAC unlocking") when estimates of current or future gross profits to be realized from its annuity policies are revised.

      The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity policies is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

BUSINESS SEGMENTS

      Effective January 1, 2002, the Company declared a distribution to its Parent, SunAmerica Life Insurance Company (the "Parent"), of 100% of the outstanding capital stock of its then wholly owned subsidiary, Saamsun Holdings Corporation ("Saamsun"). Saamsun was comprised of the Company's asset management and broker-dealer segments. This distribution decreased the Company's shareholder's equity by approximately $552.4 million. Subsequent to this distribution and effective January 1, 2002, the Company's earnings will no longer include the asset management and broker-dealer operations (see Note 2 of Notes to Financial Statements). This distribution was approved by the Arizona Department of Insurance.

      Beginning January 1, 2002, the Company has one business segment, annuity operations, which consists of the sale and administration of deposit-type insurance contracts, such as fixed and variable annuities, universal life insurance contracts and guaranteed investment contracts ("GICs"). The Company focuses primarily on the marketing of variable annuity products and the administration of a closed block of universal life business. The variable annuity products offer investors a broad spectrum of fund alternatives, with a choice of investment managers, as well as guaranteed fixed-rate account options. The Company earns fee income on investments in the variable account options and net investment income on the fixed-rate account options.

      Prior to January 1, 2002, the Company had three business segments: annuity operations (as discussed above), asset management operations and broker-dealer operations. The asset management operations were conducted by the Company's former registered investment advisor subsidiary, SunAmerica Asset Management Corp. ("SAAMCO"), and its related distributor, SunAmerica Capital Services, Inc. ("SACS"). SAAMCO and SACS earn fee income by distributing and managing a diversified family of mutual funds, managing certain subaccounts within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios. The broker-dealer operations were conducted by the Company's former broker-dealer subsidiary, Royal Alliance Associates, Inc. ("Royal Alliance"), which sells proprietary annuities and mutual funds and non-proprietary investment products. Royal Alliance earned income from commissions on sales of these products, net of the portion that is passed on to the registered representatives.

RESULTS OF OPERATIONS

      On June 10, 2002, the Company entered into a profit sharing agreement with SAAMCO whereby SAAMCO will contribute to the Company on a quarterly basis its profits earned in connection with its role as investment advisor and/or business manager to several open-end investment management companies registered under the Investment Company Act of 1940, as amended, that fund the variable investment options available to investors through the Company's variable annuity contracts (the "SAAMCO Agreement"). The SAAMCO Agreement was retroactive to January 1, 2002.

      NET LOSS totaled $6.0 million in the third quarter of 2002, compared to net income of $27.7 million in the third quarter of 2001. For the nine months, net income amounted to $38.0 million in 2002, compared to $87.3 million in 2001. The operating results of the third quarter and nine months of 2002 include fees contributed to the Company from SAAMCO pursuant to the SAAMCO Agreement. The operating results of 2001 include those of the asset management and broker-dealer operations. Assuming the Saamsun distribution had occurred on January 1, 2001, the beginning of the prior year periods discussed herein, net income would have been $17.2 million for the third quarter of 2001 and $59.4 million for the nine months of 2001.

      CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX reflected the adoption of EITF 99-20 in 2001. The Company recorded a loss of $10.3 million, net of tax, which is recognized in the consolidated statement of operations and comprehensive income as a cumulative effect of accounting change for the nine months ended September 30, 2001.

      PRETAX INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled ($8.6) million in the third quarter of 2002 compared with $34.5 million in the third quarter of 2001. For the nine months, pretax income before cumulative effect of accounting change totaled $43.2 million in 2002, compared with $127.7 million in 2001. Assuming the Saamsun distribution had occurred on January 1, 2001, the beginning of the prior year periods discussed herein, pretax income before cumulative effect of accounting change would have been $22.4 million for the third quarter of 2001 and $95.0 million for the nine months of 2001. The decline in 2002 results compared to 2001 primarily resulted from lower fee income and increased guaranteed minimum death benefits on variable annuities, partially offset by decreased general and administrative expenses and decreased net realized investment losses.

      INCOME TAXES totaled $2.5 million of tax benefit in the third quarter of 2002, $6.8 million of tax expense in the third quarter of 2001, $5.2 million of tax expense in the nine months of 2002 and $30.1 million of tax expense in the nine months of 2001, representing effective annualized tax rates of a benefit rate of 30% for the third quarter of 2002 and tax expense rates of 20%, 12% and 24% for the third quarter of 2001, the nine months of 2002 and the nine months of 2001, respectively. The benefit recorded in the third quarter of 2002 is the result of an adjustment reducing the current estimated annual tax rate as a result of lower than expected relative pretax income without corresponding reductions in permanent tax differences. The decrease in the effective tax rates for 2002 is due primarily to the lower relative pretax income in 2002 without corresponding reductions in permanent tax differences. Assuming that the Saamsun distribution had occurred on January 1, 2001, the beginning of the prior year periods discussed herein, income tax expense would have been $5.2 million for the third quarter of 2001 and $25.2 million for the nine months of 2001, representing an effective tax rate of 23% and 27%, respectively.

      Effective January 1, 2002, the Company has one business segment. Therefore, the following discussions include only the annuity operations for the quarters and nine months ended 2002 and 2001.

      NET INVESTMENT INCOME, which is the spread between the income earned on invested assets and the interest paid on fixed annuities and other interest-bearing liabilities, totaled $35.0 million in the third quarter of 2002 and $25.9 million in the third quarter of 2001. These amounts equal 2.01% on average invested assets (computed on a daily basis) of $6.96 billion in the third quarter of 2002 and 1.94% on average invested assets of $5.34 billion in the third quarter of 2001. For the nine months, net investment income increased to $106.6 million in 2002 from $85.1 million in 2001, representing 2.17% of average invested assets of $6.56 billion in 2002 and 2.16% of average invested assets of $5.25 billion in 2001.

      Net investment spreads include the effect of income earned or interest paid on the difference between average invested assets and average interest-bearing liabilities. In the third quarter of 2002, average invested assets exceeded average interest-bearing liabilities by $110.5 million, whereas average interest-bearing liabilities exceeded average invested assets by $0.3 million in 2001. For the nine months, average invested assets exceeded average interest-bearing liabilities by $87.6 million in 2002, compared with $42.5 million in 2001. The increase in 2002 reflects $120.5 million of net income tax refunds received from the Parent in the fourth quarter of 2001. The difference between the Company's yield on average invested assets and the rate paid on average interest-bearing liabilities (the "Spread Difference") was 1.96% in the third quarter of 2002 and 1.94% in the third quarter of 2001. For the nine months, the Spread Difference was 2.11% in 2002 and 2.13% 2001.

      Investment income (and the related yields on average invested assets) totaled $98.6 million (5.67%) in the third quarter of 2002, $85.3 million (6.39%) in the third quarter of 2001, $289.9 million (5.89%) in the nine months of 2002 and $264.5 million (6.72%) in the nine months of 2001. The decrease in the investment yield in 2002 compared to 2001 primarily reflects a lower prevailing interest rate environment. Expenses incurred to manage the investment portfolio amounted to $0.5 million in the third quarter of 2002, $1.7 million in the third quarter of 2001, $1.5 million in the nine months of 2002 and $4.8 million in the nine months of 2001.

      Interest expense totaled $63.7 million in the third quarter of 2002 and $59.4 million in the third quarter of 2001. For the nine months, interest expense aggregated $183.3 million in 2002, compared with $179.4 million in 2001. The average rate paid on all interest-bearing liabilities was 3.72% in the third quarter of 2002, compared with 4.45% in the third quarter of 2001. For the nine months, the average rate paid on all interest-bearing liabilities was 3.78% in 2002 and 4.59% in 2001. Interest-bearing liabilities averaged $6.85 billion during the third quarter of 2002, $5.34 billion during the third quarter of 2001, $6.47 billion during the nine months of 2002 and $5.21 billion during the nine months of 2001. The decline in the overall rates paid in 2002 compared to 2001 resulted primarily from the impact of a declining interest rate environment and the impact of securities lending in 2002 at short-term rates. The Company lends its securities and primarily takes cash as collateral with respect to the securities lent. This collateral is an amount in excess of the fair value of the securities lent. Collateral received that is other than cash also exceeds the fair value of the securities lent. Income earned on the collateral is recorded as net investment income while interest paid on the securities lending agreements and the related management fees paid to administer the program are recorded as interest expense in the statement of operations and comprehensive income. Excluding the impact of the securities lending program, the average rate paid would have been 3.91% and 3.96% in the third quarter and nine months of 2002, respectively.

      Growth in average invested assets resulted from cash received from the securities lending program and from sales of the fixed account options of the Company's variable annuity products ("Fixed Annuity Deposits"), and renewal deposits on its universal life product ("UL Deposits"), partially offset by net exchanges from fixed accounts into the separate accounts of variable annuity contracts. Fixed Annuity Deposits and UL Deposits totaled $456.4 million in the third quarter of 2002, $983.5 million in the third quarter of 2001, $1.30 billion in the nine months of 2002 and $1.91 billion in the nine months of 2001, and are largely deposits for the fixed accounts of variable annuities. On an annualized basis, these deposits represent 34%, 86%, 33% and 55%, respectively, of the related reserve balances at the beginning of the respective periods. Fixed Annuity Deposits were higher by approximately $500 million in the third quarter of 2001 due to a one-month promotion on the Company's Advisor product, which was not repeated in 2002.

      No GIC deposits were received in all of 2002 or the third quarter of 2001. GIC deposits totaled $40.0 million in the nine months of 2001. GIC surrenders and maturities totaled $77.8 million in the third quarter of 2002, $10.1 million in the third quarter of 2001, $83.1 million in the nine months of 2002 and $186.0 million in the nine months of 2001. The GICs issued by the Company are generally variable rate contracts which guarantee the payment of principal and interest for a term of three to five years. GICs purchased by asset management firms for their short-term portfolios either prohibit withdrawals or permit withdrawals with notice ranging from 90 to 270 days. GICS that are purchased by banks for their long-term portfolios or by state and local governmental entities either prohibit withdrawals or permit scheduled book value withdrawals subject to the terms of the underlying indenture or agreement. In pricing GICs, the Company analyzes cash flow information and prices accordingly so that it is compensated for possible withdrawals prior to maturity.

      NET REALIZED INVESTMENT LOSSES totaled $17.5 million in the third quarter of 2002, compared with $19.4 million in the third quarter of 2001 and include impairment writedowns of $10.5 million and $23.6 million, respectively. For the nine months, net realized investment losses totaled $31.2 million in 2002, compared with $49.9 million in 2001 and include impairment writedowns of $22.0 million and $58.3 million, respectively. Thus, net realized losses from sales and redemptions of investments totaled $7.0 million in the third quarter of 2002, compared to $4.2 million of net realized gains in the third quarter of 2001. For the nine months, net realized losses from sales and redemptions of investments totaled $9.2 million in 2002, compared to $8.4 million of net realized gains in 2001.

      The Company sold or redeemed invested assets, principally bonds and notes, aggregating $517.9 million in the third quarter of 2002, $377.8 million in the third quarter of 2001, $1.22 billion in the nine months of 2002 and $1.11 billion in the nine months of 2001. Sales of investments result from the active management of the Company's investment portfolio. Because redemptions of investments are generally involuntary and sales of investments are made in both rising and falling interest rate environments, net gains and losses from sales and redemptions of investments fluctuate from period to period, and represent, on an annualized basis, 0.40%, 0.31%, 0.19% and 0.21% of average invested assets in the third quarter of 2002, the third quarter of 2001, the nine months of 2002 and the nine months of 2001, respectively. Active portfolio management involves the ongoing evaluation of asset sectors, individual securities within the investment portfolio and the reallocation of investments from sectors that are perceived to be relatively overvalued to sectors that are perceived to be relatively undervalued. The intent of the Company's active portfolio management is to maximize total returns on the investment portfolio, taking into account credit, option, liquidity and interest-rate risk.

      Impairment writedowns include $10.5 million, $23.6 million, $22.0 million and $58.3 million of provisions applied to bonds and other invested assets in the third quarter of 2002, the third quarter of 2001, the nine months of 2002 and the nine months of 2001, respectively. On an annualized basis, impairment writedowns represent 0.60%, 1.77%, 0.45% and 1.48% of average invested assets in the third quarter of 2002, the third quarter of 2001, the nine months of 2002 and the nine months of 2001, respectively. For the twenty quarters ended September 30, 2002, impairment writedowns as an annualized percentage of average invested assets have ranged up to 1.94% and have averaged 0.49%. Such writedowns are based upon estimates of the net realizable value of invested assets and recorded when declines in value of such assets are considered to be other than temporary. Actual realization will be dependent upon future events. The Company recorded $15.9 million ($10.3 million, net of tax) of additional impairments in 2001 pursuant to the implementation of EITF 99-20. This adjustment was recorded as a cumulative effect of accounting change in the accompanying consolidated statement of operations and comprehensive income for 2001.

      VARIABLE ANNUITY FEES are based on the market value of assets in separate accounts supporting variable annuity contracts. Such fees totaled $74.1 million in the third quarter 2002 and $85.7 million in the third quarter 2001. For the nine months, variable annuity fees totaled $245.5 million in 2002, compared with $266.1 million in 2001. The 2002 amounts include $14.6 million and $48.4 million of fees relating to the SAAMCO Agreement for the three and nine months periods ended September 30, 2002. The decreased fees in the nine months of 2002 reflect the unfavorable equity market conditions in 2002, and the resulting unfavorable impact on market values of assets in the separate accounts. On an annualized basis, variable annuity fees represent 2.0%, 1.9%, 1.9% and 1.8% of average variable annuity assets in the third quarters of 2002 and 2001 and the nine months of 2002 and 2001, respectively. Variable annuity assets averaged $15.14 billion, $18.32 billion, $17.03 billion and $19.20 billion during the respective periods. Variable annuity deposits, which exclude deposits allocated to the fixed accounts of variable annuity products, totaled $236.5 million and $307.4 in the third quarters of 2002 and 2001, respectively. For the nine months, variable annuity deposits totaled $873.2 million in 2002, compared with $1.15 billion in 2001. On an annualized basis, these amounts represent 6%, 6%, 6% and 7% of variable annuity liabilities at the beginning of the respective periods. The decrease in variable annuity deposits in 2002 reflected lower demand for the variable account options of the Company's variable annuity products due to the unfavorable equity market conditions discussed above. Transfers from the fixed accounts of the Company's variable annuity products to the separate accounts are not classified as variable annuity deposits. Accordingly, changes in variable annuity deposits are not necessarily indicative of the ultimate allocation by customers among fixed and variable account options of the Company's variable annuity products.

      Sales of variable annuity products (which include deposits allocated to the fixed accounts) ("Variable Annuity Product Sales") amounted to $680.3 million, $1.28 billion, $2.13 billion and $3.02 billion in the third quarters of 2002 and 2001 and the nine months of 2002 and 2001, respectively. Such sales primarily reflect those of the Company's Polaris and Seasons variable annuity product lines. Sales were higher by approximately $500 million in the third quarter of 2001, due to a one-month promotion on the Company's Advisor product, which was not repeated in 2002. The Company's variable annuity products are multi-manager variable annuities that offer investors a choice of several variable funds as well as a number of guaranteed fixed-rate funds. Investors can select from a choice of 4 to 41 variable funds and up to 8 guaranteed fixed-rate funds depending on the product.

      The Company has encountered increased competition in the variable annuity marketplace during recent years and anticipates that the market will remain highly competitive for the foreseeable future. Also, from time to time, Federal initiatives are proposed that could affect the taxation of variable annuities and annuities generally (See "Regulation").

      UNIVERSAL LIFE INSURANCE FEES, NET amounted to $3.9 million in the third quarter of 2002 and $5.4 million in the third quarter of 2001. For the nine months, universal life insurance fees totaled $14.3 million in 2002 and $15.5 million in 2001. Universal life insurance fees consist of mortality changes, up-front fees earned on deposits received and administrative fees, net of the excess mortality expense on these contracts. The administrative fees are assessed based on the number of policies in force as of the end of each month. The Company does not actively market universal life insurance contracts. Such fees annualized represent 0.94%, 1.22%, 1.13% and 1.15% of average reserves for universal life insurance contracts in the respective periods.

      SURRENDER CHARGES on fixed and variable annuity contracts and universal life contracts totaled $9.1 million in the third quarter of 2002 and $6.1 million in the third quarter of 2001. For the nine months, such surrender charges totaled $24.0 million in 2002 and $18.0 million in 2001. Surrender charges generally are assessed on withdrawals at declining rates during the first seven years of a contract. Withdrawal payments, which exclude claims and lump-sum annuity benefits, totaled $630.1 million in the third quarter of 2002, compared with $481.4 million in the third quarter of 2001. For the nine months, such withdrawal payments totaled $1.68 billion in 2002 and $1.50 billion in 2001. Annualized, these payments when expressed as a percentage of average fixed and variable annuity and universal life reserves represent 12.3%, 8.4%, 10.1% and 8.5% for the third quarters of 2002 and 2001 and the nine months of 2002 and 2001, respectively. Withdrawals include variable annuity payments from the separate accounts totaling $403.3 million (10.7% of average variable annuity liabilities), $409.5 million (9.0% of average variable annuity liabilities), $1.24 billion (9.7% of average variable annuity liabilities) and $1.25 billion (8.7% of average variable annuity liabilities) in the third quarters of 2002 and 2001 and the nine months of 2002 and 2001, respectively. The increase in withdrawal rates in 2002 reflects an increase in surrenders of the Company's Advisor product.

      GENERAL AND ADMINISTRATIVE EXPENSES totaled $18.9 million in the third quarter of 2002 and $18.5 million in the third quarter of 2001. For the nine months, general and administrative expenses totaled $67.0 million in 2002 and

$71.1 million in 2001. General and administrative expenses decreased in due to lower costs associated with servicing its fixed annuities and universal life policies. General and administrative expenses remain closely controlled through a company-wide cost containment program and continue to represent less than 1% of average total assets.

      AMORTIZATION OF DEFERRED ACQUISITION COSTS totaled $50.7 million in the third quarter of 2002, compared to $43.7 million in the third quarter of 2001. For the nine months, such amortization totaled $158.1 million in 2002, compared with $117.5 million in 2001. The increase in amortization was primarily related to lower estimates of future gross profits on variable annuity contracts compared to the prior year in light of the downturn in the equity markets in 2002, and additional fixed and variable annuity sales over the last twelve months and the subsequent amortization of related deferred commissions and other direct selling costs.

      ANNUAL COMMISSIONS totaled $13.6 million in the third quarter of 2002, compared to $14.3 million in the third quarter of 2001. For the nine months, annual commissions amounted to $45.2 million in 2002 and $42.9 million in 2001. Annual commissions represent renewal commissions paid quarterly in arrears to maintain the persistency of certain of the Company's variable annuity contracts. Substantially all of the Company's currently available variable annuity products allow for an annual commission payment option in return for a lower immediate commission. The Company estimates that approximately 56% of the average balances of its variable annuity products is currently subject to such annual commissions. Based on current sales, this percentage is expected to increase in future periods.

      GUARANTEED MINIMUM DEATH BENEFITS, NET OF REINSURANCE RECOVERIES ("Net GMDB") totaled $30.9 million in the third quarter of 2002, compared to $5.8 million in the third quarter of 2001 (net of reinsurance recoveries of $6.0 million and $0.9 million, respectively). For the nine months, Net GMDB amounted to $48.7 million in 2002 and $11.0 million in 2001 (net of reinsurance recoveries of $8.7 million and $2.2 million, respectively). Net GMDB consists primarily of guaranteed minimum death benefits as well as immaterial amounts of earnings enhancement benefits, guaranteed minimum income benefits, and guaranteed minimum account value. These guarantees are described in more detail in the following paragraphs. The increase in Net GMDB pursuant to the Company's variable annuity separate account contracts reflects the downturn in the equity markets in 2002. Further downturns in the equity markets could increase these expenses.

      GUARANTEED MINIMUM DEATH BENEFITS ("GMDB"): A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or (2) a guaranteed minimum death benefit that varies by product (the GMDB). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; the principal invested, adjusted for withdrawals, accumulated at up to 5% per annum (subject to certain caps); or an amount equal to the highest account value in effect on any anniversary date under the contract. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contractholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. At September 30, 2002, a portion of the GMDB risk on approximately 30% (calculated based on account value) of the contracts with such features had been reinsured. Approximately half of this reinsurance will cease at the time the modified coinsurance deposit liability is fully paid down, which is presently estimated to occur in late 2003. However, substantially all new contracts sold have reinsurance coverage. Reinsurance coverage is subject to limitations such as caps and deductibles. GMDB-related contractholder benefits incurred, net of related reinsurance, were $48.7 million (net of $8.7 million of reinsurance recoveries), and $11.0 million (net of $2.2 million of reinsurance recoveries) for the nine months ended September 30, 2002 and 2001, respectively. In accordance with Generally Accepted Accounting Principles, the Company expenses such benefits in the period incurred, and therefore does not provide reserves for future benefits.

      EARNINGS ENHANCEMENT BENEFIT ("EEB"): The Company issues certain variable annuity products that offer an optional Earnings Enhancement Benefit (EEB) feature. This optional feature provides an additional death benefit, for which the Company assesses a separate charge to contractholders who elect the feature. The EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The percentages vary by issue age and policy duration. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. As of September 30, 2002, approximately 7% of inforce contracts include EEB coverage, with 83% of the EEB risk reinsured.

      GUARANTEED MINIMUM INCOME BENEFIT ("GMIB"): The Company issues certain variable annuity products that contain or offer a Guaranteed Minimum Income Benefit (GMIB) living benefit feature. This feature provides a minimum annuity payment guarantee for those contractholders who choose to receive fixed lifetime annuity payments after a seven or ten-year waiting period in their deferred annuity contracts. Over 90% of the contracts (calculated based on account values) with the GMIB feature guarantee fixed lifetime annuity payments based on principal, adjusted for withdrawals, invested in the contract. The remaining contracts also offer a GMIB based on principal accumulated at 3% to 6.5% per annum. The charges for this feature vary by contract and in certain instances there is no charge for the benefit. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated policyholder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Substantially all of the Company's GMIB risk has been reinsured as of September 30, 2002.

      GUARANTEED MINIMUM ACCOUNT VALUE ("GMAV"): In the third quarter of 2002, the Company began issuing certain variable annuity products which offer an optional Guaranteed Minimum Account Value (GMAV) living benefit. If elected by the policyholder at the time of contract issuance, this feature guarantees that the account value under the contract will equal or exceed the amount of the initial principal invested, adjusted for withdrawals, at the end of a ten-year waiting period. There is a separate charge to the contractholder for this feature. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contractholder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. As of September 30, 2002, the premiums subject to guarantee were less than $25 million, and the estimated fair values of the GMAV were not material.

      With respect to its reinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. Due to the high credit ratings and continuous monitoring of these ratings of the reinsurers, such risks are considered to be minimal.

CAPITAL RESOURCES AND LIQUIDITY

      SHAREHOLDER'S EQUITY decreased to $1.34 billion at September 30, 2002 from $1.59 billion at December 31, 2001, due principally to a $552.4 million distribution to the Parent of its wholly-owned subsidiary, Saamsun, on January 1, 2002 (see Note 2 of Notes to Financial Statements), partially offset by a $200.0 million capital contribution from its Parent, net income of $38.0 million and other comprehensive income of $59.9 million.

      INVESTED ASSETS at September 30, 2002 totaled $7.17 billion, compared with $6.75 billion at December 31, 2001. The Company manages most of its invested assets internally. The Company's general investment philosophy is to hold fixed-rate assets for long-term investment. Thus, it does not have a trading portfolio. However, the Company has determined that all of its portfolio of bonds, notes and redeemable preferred stocks (the "Bond Portfolio") is available to be sold in response to changes in market interest rates, changes in relative value of asset sectors and individual securities, changes in prepayment risk, changes in the credit quality outlook for certain securities, the Company's need for liquidity and other similar factors.

      THE BOND PORTFOLIO, which constituted 73% of the Company's total investment portfolio at September 30, 2002, had an aggregate fair value that was $69.1 million greater than its amortized cost at September 30, 2002 and an amortized cost that was $62.8 million greater than its aggregate fair value at December 31, 2001. The decrease in net unrealized losses and increase in net unrealized gains on the Bond Portfolio during 2002 principally reflects the decline in prevailing interest rates and the corresponding effect on the fair value of the Bond Portfolio at September 30, 2002.

      At September 30, 2002, the Bond Portfolio (excluding $21.5 million of redeemable preferred stocks) included $5.12 billion of bonds rated by Standard & Poor's ("S&P"), Moody's Investors Service ("Moody's"), Fitch ("Fitch") or the Securities Valuation Office of the National Association of Insurance Commissioners ("NAIC"), and $124.5 million of bonds rated by the Company pursuant to statutory ratings guidelines established by the NAIC. At September 30, 2002, approximately $5.03 billion of the Bond Portfolio was investment grade, including $1.59 billion of mortgage-backed securities ("MBS") and U.S. government/agency securities.

      At September 30, 2002, the Bond Portfolio included $218.0 million of bonds that were not investment grade. These non-investment-grade bonds accounted for approximately 1.0% of the Company's total assets and approximately 3.0% of its invested assets.

      Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. These non-investment-grade securities are comprised of bonds spanning 30 industries with 14% of these assets concentrated in telecommunications, 11% concentrated in airlines and 11% concentrated in financial institutions. No other industry concentration constituted more than 10% of these assets.

      The table on the following page summarizes the Company's rated bonds by rating classification as of September 30, 2002.

                      RATED BONDS BY RATING CLASSIFICATION
                             (Dollars in thousands)

                                                         Issues not rated by S&P/Moody's/
                Issues Rated by S&P/Moody's/Fitch                 Fitch, by NAIC Category                                    Total
-------------------------------------------------    ------------------------------------     -------------------------------------
S&P/Moody's/                            Estimated        NAIC                   Estimated                     Estimated  Percent of
       Fitch             Amortized           fair    category     Amortized          fair      Amortized           fair    invested
category (1)                  cost          value         (2)          cost         value           cost          value      assets
------------            ----------     ----------    --------     ---------     ---------     ----------     ----------  ----------
AAA+ to A-
  (Aaa to A3)
  [AAA to A-]
  {AAA to A-}          $ 3,037,557    $ 3,151,998           1     $ 454,966     $ 477,115    $ 3,492,523    $ 3,629,113       50.59%

BBB+ to BBB-
  (Baa1 to Baa3)
  [BBB+ to BBB-]
  {BBB+ to BBB-}         1,082,458      1,075,105           2       317,932       323,790      1,400,390      1,398,895       19.50%

BB+ to BB-
  (Ba1 to Ba3)
  [BB+ to BB-]
  {BB+ to BB-}             124,232        100,422           3         7,635         7,054        131,867        107,476        1.50%

B+ to B-
  (B1 to B3)
  [B+ to B-]
  {B+ to B-}                87,666         61,663           4         7,574         6,839         95,240         68,502        0.95%

CCC+ to C
  (Caa to C)
  [CCC]
  {CCC+ to C-}              38,206         24,943           5        18,701        16,859         56,907         41,802        0.58%

CI to D
  [DD]
  {D}                           --             --           6            39           258             39            258        0.00%
                       -----------    -----------                 ---------    ----------    -----------    -----------

TOTAL RATED ISSUES     $ 4,370,119    $ 4,414,131                 $ 806,847    $  831,915    $ 5,176,966    $ 5,246,046
                       ===========    ===========                 =========    ==========    ===========    ===========

Footnotes appear on the following page.

      Footnotes to the table of Rated Bonds by Rating Classification

(1) S&P and Fitch rate debt securities in rating categories ranging from AAA (the highest) to D (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Moody's rates debt securities in rating categories ranging from Aaa (the highest) to C (extremely poor prospects of ever attaining any real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. Issues are categorized based on the highest of the S&P, Moody's and Fitch ratings if rated by multiple agencies.

(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for nondefaulted bonds plus one category, 6, for bonds in or near default. These six categories correspond with the S&P/Moody's/Fitch rating groups listed above, with categories 1 and 2 considered investment grade. The NAIC categories include $124.5 million of assets that were rated by the Company pursuant to applicable NAIC rating guidelines.

      Senior secured loans ("Secured Loans") are included in the Bond Portfolio and aggregated $239.6 million at September 30, 2002. Secured Loans are senior to subordinated debt and equity and are secured by assets of the issuer. At September 30, 2002, Secured Loans consisted of $191.2 million of privately traded securities and $48.4 million of publicly traded securities. These Secured Loans are composed of loans to 53 borrowers spanning 19 industries, with 17% of these assets concentrated in energy, 16% concentrated in airlines, 12% concentrated in non-cable media and 11% concentrated in financial institutions. No other industry constituted more than 10% of these assets.

      While the trading market for the Company's privately traded Secured Loans is more limited than for publicly traded issues, management believes that participation in these transactions has enabled the Company to improve its investment yield. As a result of restrictive financial covenants, these Secured Loans involve greater risk of technical default than do publicly traded investment-grade securities. However, management believes that the risk of loss upon default for these Secured Loans is mitigated by such financial covenants and the collateral values underlying the Secured Loans. The Company's Secured Loans are rated by S&P, Moody's, Fitch, the NAIC or by the Company, pursuant to comparable statutory ratings guidelines established by the NAIC.

      MORTGAGE LOANS aggregated $716.1 million at September 30, 2002 and consisted of 117 commercial first mortgage loans with an average loan balance of approximately $6.1 million, collateralized by properties located in 28 states. Approximately 31% of this portfolio was office, 21% was multifamily residential, 16% was manufactured housing, 10% was industrial, 10% was hotels, 5% was retail, and 7% was other types. At September 30, 2002, approximately 29% and 10% of this portfolio were secured by properties located in California and New York, respectively, and no more than 9% of this portfolio was secured by properties located in any other single state. At September 30, 2002, 14 mortgage loans have an outstanding balance of $10 million or more, which collectively aggregated approximately 46% of this portfolio. At September 30, 2002, approximately 20% of the mortgage loan portfolio consisted of loans with balloon payments due before October 1, 2005. During 2002 and 2001, loans delinquent by more than 90 days, foreclosed loans and restructured loans have not been significant in relation to the total mortgage loan portfolio.

      Substantially all of the mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multifamily residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company's strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

      POLICY LOANS totaled $217.4 million at September 30, 2002, compared to $227.0 million at December 31, 2001, and primarily represent loans taken against universal life insurance policies.

      SEPARATE ACCOUNT SEED MONEY totaled $24.5 million at September 30, 2002, compared to $50.6 million at December 31, 2001, and consisted principally of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts. The decrease in 2002 is due primarily to redemptions in 2002 and amounts related to SAAMCO which was distributed to its Parent effective January 1, 2002. At December 31, 2001, separate account seed money included $5.0 million of investments for SAAMCO's mutual funds.

      PARTNERSHIPS totaled $8.6 million at September 30, 2002, constituting investments in 5 partnerships with an average size of approximately $1.7 million. These partnerships are managed by independent money managers that invest in a broad selection of equity and fixed-income securities, currently including 407 separate issuers. The risks generally associated with partnerships include those related to their underlying investments (i.e., equity securities and debt securities), plus a level of illiquidity, which is mitigated to some extent by the existence of contractual termination provisions. At December 31, 2001, partnerships totaled $451.6 million, most of which are partnership assets of SA Affordable Housing, LLC, an indirect wholly owned subsidiary of Saamsun, which was transferred to the Parent as part of the distribution of Saamsun on January 1, 2002.

      OTHER INVESTED ASSETS principally included a securities lending agreement with an affiliated agent. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives cash collateral in an amount in excess of the market value of the securities loaned. Other collateral received also exceeds the market value of the securities loaned. The Company monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company.

      ASSET-LIABILITY MATCHING is utilized by the Company to minimize the risks of interest rate fluctuations and disintermediation (i.e. the risk of being forced to sell investments during unfavorable market conditions). The Company believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed-rate investments that generate predictable rates of return. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, default rates and general economic conditions. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety. The Company's fixed-rate products incorporate surrender charges or other restrictions in order to encourage persistency. Approximately 81% of the Company's fixed annuity, universal life and GIC reserves had surrender penalties or other restrictions at September 30, 2002.

      As part of its asset-liability matching discipline, the Company conducts detailed computer simulations that model its fixed-rate assets and liabilities under commonly used stress-test interest rate scenarios. With the results of these computer simulations, the Company can measure the potential gain or loss in fair value of its interest-rate sensitive instruments and seek to protect its economic value and achieve a predictable spread between what it earns on its invested assets and what it pays on its liabilities by designing its fixed-rate products and conducting its investment operations to closely match the duration of the fixed-rate assets to that of its fixed-rate liabilities. The Company's fixed-rate assets include: cash and short-term investments; bonds, notes and redeemable preferred stocks; mortgage loans; policy loans; and investments in limited partnerships that invest primarily in fixed-rate securities. At September 30, 2002, these assets had an aggregate fair value of $7.17 billion with a duration of 3.6. The Company's fixed-rate liabilities include fixed annuity, universal life and GIC reserves. At September 30, 2002, these liabilities had an aggregate fair value (determined by discounting future contractual cash flows by related market rates of interest) of $6.46 billion with a duration of 2.7. The Company's potential exposure due to a 10% increase in prevailing interest rates from their September 30, 2002 levels is a loss of approximately $21.7 million, representing a decrease in fair value of its fixed-rate assets that is not offset by a decrease in fair value of its fixed-rate liabilities. Because the Company actively manages its assets and liabilities and has strategies in place to minimize its exposure to loss as interest rate changes occur, it expects that actual losses would be less than the estimated potential loss.

      Duration is a common option-adjusted measure for the price sensitivity of a fixed-maturity portfolio to changes in interest rates. It measures the approximate percentage change in the market value of a portfolio if interest rates change by 100 basis points (i.e. 1%), recognizing the changes in cash flows resulting from embedded options such as policy surrenders, investment prepayments and bond calls. It also incorporates the assumption that the Company will continue to utilize its existing strategies of pricing its fixed annuity, universal life and GIC products, allocating its available cash flow amongst its various investment portfolio sectors and maintaining sufficient levels of liquidity. Because the calculation of duration involves estimation and incorporates assumptions, potential changes in portfolio value indicated by the portfolio's duration will likely be different from the actual changes experienced under given interest rate scenarios, and the differences may be material.

      As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities into fixed-rate instruments. At September 30, 2002, the Company had one outstanding Swap Agreement with a notional principal of $32.2 million. This agreement matures in December 2024.

      The Company seeks to enhance its spread income with reverse repurchase agreements ("Reverse Repos"). Reverse Repos involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed upon price and are generally over-collateralized. The Company also seeks to provide liquidity by investing in MBSs. MBSs are generally investment-grade securities collateralized by large pools of mortgage loans. MBSs generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of repayments of the underlying mortgage loans.

      There are risks associated with some of the techniques the Company uses to provide liquidity, enhance its spread income and match its assets and liabilities. The primary risk associated with the Company's Reverse Repos and Swap Agreements is counterparty risk. The Company believes, however, that the counterparties to its Reverse Repos and Swap Agreements are financially responsible and that the counterparty risk associated with those transactions is minimal. It is the Company's policy that these agreements are entered into with counterparties who have a debt rating of A/A2 or better from both S&P and Moody's. The Company continually monitors its credit exposure with respect to these agreements. In addition to counterparty risk, Swap Agreements also have interest rate risk. However, the Company's Swap Agreements typically hedge variable-rate assets or liabilities, and interest rate fluctuations that adversely affect the net cash received or paid under the terms of a Swap Agreement would be offset by increased interest income earned on the variable-rate assets or reduced interest expense paid on the variable-rate liabilities. The primary risk associated with MBSs is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase. As part of its decision to purchase an MBS, the Company assesses the risk of prepayment by analyzing the security's projected performance over an array of interest-rate scenarios. Once an MBS is purchased, the Company monitors its actual prepayment experience monthly to reassess the relative attractiveness of the security with the intent to maximize total return.

      INVESTED ASSETS EVALUATION is routinely conducted by the Company. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying values of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In making these reviews for bonds, management principally considers the adequacy of any collateral, compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral. For investments in partnerships, management reviews the financial statements and other information provided by the general partners.

      The carrying values of investments that are determined to have declines in value that are other than temporary are reduced to net realizable value and, in the case of bonds, no further accruals of interest are made. The provisions for impairment on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days.

      DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $4.5 million ($2.3 million of bonds and $2.2 million of mortgage loans) at September 30, 2002, and constituted less than 0.1% of total invested assets. At December 31, 2001, defaulted investments totaled $12.0 million ($9.8 million of bonds and $2.2 million of mortgage loans), and constituted approximately 0.4% of total invested assets.

      SOURCES OF LIQUIDITY are readily available to the Company in the form of the Company's existing portfolio of cash and short-term investments, Reverse Repo capacity on invested assets and, if required, proceeds from invested asset sales. The Company's liquidity is primarily derived from operating cash flows. At September 30, 2002, approximately $4.10 billion of the Company's Bond Portfolio had an aggregate unrealized gain of $216.7 million, while approximately $1.16 billion of the Bond Portfolio had an aggregate unrealized loss of $147.6 million. In addition, the Company's investment portfolio currently provides approximately $51.0 million of monthly cash flow from scheduled principal and interest payments. Historically, cash flows from operations and from the sale of the Company's annuity and GIC products have been more than sufficient in amount to satisfy the Company's liquidity needs.

      Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, the Company's average cost of funds would increase over time as it prices its new and renewing annuities and GICs to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. The Company believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or Reverse Repos on the Company's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.

      In a declining rate environment, the Company's cost of funds would decrease over time, reflecting lower interest crediting rates on its fixed annuities and GICs. Should increased liquidity be required for withdrawals, the Company believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.

      If a substantial portion of the Company's Bond Portfolio diminished significantly in value and/or defaulted, the Company would need to liquidate other portions of its investment portfolio and/or arrange financing. Such events that may cause such a liquidity strain could be the result of economic collapse or terrorist acts.

      The Company has entered into eight agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at September 30, 2002 is $983.0 million. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in

$464.4 million of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The expiration dates of these commitments are as follows: $420.0 million in 2004, $405.0 million in 2005 and $158.0 million in 2006.

REGULATION

      The Company, in common with other insurers, is subject to regulation and supervision by the states and other jurisdictions in which it does business. Within the United States, the method of such regulation varies but generally has its source in statutes that delegate regulatory and supervisory powers to an insurance official. The regulation and supervision relate primarily to approval of policy forms and rates, the standards of solvency that must be met and maintained, including risk based capital measurements, the licensing of insurers and their agents, the nature of and limitations on investments, restrictions on the size of risks which may be insured under a single policy, deposits on securities for the benefit of policyholders, methods of accounting, periodic examinations of the affairs of insurance companies, the form and content of reports of financial condition required to be filed, and reserves for unearned premiums, losses and other purposes. In general, such regulation is for the protection of policyholders rather than security holders.

      Risk based capital ("RBC") standards are designed to measure the adequacy of an insurer's statutory capital and surplus in relation to the risks inherent in its business. The standards are intended to help identify inadequately capitalized companies and require specific regulatory actions in the event an insurer's RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only as a result of the insurer's size, but also on the risk profile of the insurer's operations. The RBC Model Law provides four incremental levels of regulatory attention for insurers whose surplus is below the calculated RBC target. These levels of attention range in severity from requiring the insurer to submit a plan for corrective action to actually placing the insurer under regulatory control. The statutory capital and surplus of the Company exceeded its RBC requirements as of September 30, 2002.

      In 1998, the NAIC adopted the codification of statutory accounting principles ("Codification") which replaced the NAIC's previous primary guidance on statutory accounting, which became effective January 1, 2001. Codification changed prescribed statutory accounting practices and has resulted in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. Codification has been adopted by all fifty states as the prescribed basis of accounting, including Arizona. The adoption of Codification resulted in an increase to the Company's statutory surplus of approximately $92.4 million and was recorded as a cumulative effect of changes in accounting principles in 2001.

      Privacy provisions of the Gramm-Leach-Bliley Act are fully effective in 2001 and establish new consumer protections regarding the security, confidentiality, and uses of nonpublic personal information of individuals. The law also requires financial institutions to fully disclose their privacy policies to their customers. Additional privacy legislation pending in the United States Congress and several states is designed to provide further privacy protections to consumers of financial products and services. These statutes and regulations may result in additional regulatory compliance costs, may limit the Company's ability to market its products, and may otherwise constrain the nature or scope of the Company's insurance and financial services operations. The Gramm-Leach-Bliley Act also allows combinations between insurance companies, banks and other entities. In addition, from time to time, Federal initiatives are proposed that could affect the Company's businesses. Such initiatives include employee benefit plan regulations and tax law changes affecting the taxation of insurance companies and the tax treatment of insurance and other investment products. Proposals made in recent years to limit the tax deferral of annuities or otherwise modify the tax rules related to the treatment of annuities have not been enacted. While certain of such proposals, if implemented, could have an adverse effect on the Company's sales of affected products, and, consequently, on its results of operations, the Company believes these proposals have a small likelihood of being enacted, because they would discourage retirement savings and there is strong public and industry opposition to them.

           QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

      The quantitative and qualitative disclosures about market risk are contained in the Asset-Liability Matching section of Management's Discussion and Analysis of Financial Condition and Results of Operations on pages 32 to 35 herein.

                              CONTROLS & PROCEDURES

(A) Evaluation of disclosure controls and procedures. The conclusions of our principal executive officer and principal financial officer about the effectiveness of the Company's disclosure controls and procedures based on their evaluation of these controls and procedures within 90 days prior to filing the September 30, 2002 Form 10-Q are as follows:

      The Company's disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company is recorded, processed, summarized and reported within required timeframes. The Company's disclosure controls and procedures include controls and procedures designed to ensure that information required to be disclosed is accumulated and communicated to the Company's management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

      The Company's management, including its principal executive officer and principal financial officer, assesses the adequacy of our disclosure controls and procedures quarterly. Based on these assessments, management has concluded that the disclosure controls and procedures have functioned effectively.

(B) Changes in internal control. There were no significant changes in the Company's internal controls or in other factors that could significantly affect these controls subsequent to the date of management's most recent evaluation, including any corrective actions with regard to any significant deficiencies and material weaknesses.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                OTHER INFORMATION

Item 1. Legal Proceedings

Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company. The Company previously reported on a matter, McMurdie et al. v. SunAmerica et al., Case No. BC 194082, filed on July 10, 1998 in the Superior Court for the County of Los Angeles. The lawsuit was settled in September 2002.

Item 2. Changes in Securities and Use of Proceeds

      Not applicable.

Item 3. Defaults Upon Senior Securities

      Not applicable.

Item 4. Submissions of Matters to a Vote of Security Holders

      Not applicable.

Item 5. Other Information

      Not applicable.

Item 6. Exhibits and Reports on Form 8-K

EXHIBITS

There were no exhibits filed during the three months ended September 30, 2002.

REPORTS FOR FORM 8-K

Current Report of Form 8-K dated August 14, 2002 was furnished under Item 9 of Form 8-K pursuant to Regulation FD with respect to certifications made by the Principal Executive Officer and the Principal Financial Officer of the Company to accompany the quarterly report on Form 10-Q for the quarter ended June 30, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                           -------------------------------------
                                           Registrant


Date:  November 12, 2002                   /s/ N. SCOTT GILLIS
------------------------                   -------------------------------------
                                           N. Scott Gillis
                                           Senior Vice President
                                             (Principal Financial
                                             Officer)


Date:  November 12, 2002                   /s/ MAURICE S. HEBERT
------------------------                   -------------------------------------
                                           Maurice S. Hebert
                                           Vice President and
                                             Controller (Principal
                                             Accounting Officer)

                                 CERTIFICATIONS

I, Jay S. Wintrob, Chief Executive Officer of AIG SunAmerica Life Assurance Company, certify that:

1. I have reviewed this quarterly report on Form 10-Q of AIG SunAmerica Life Assurance Company;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition and results of operations of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

      a. designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known to us by others within the entity, particularly during the period in which this quarterly report is being prepared;

      b. evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days of the date of this quarterly report (the "Evaluation Date"]; and

      c. presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and to the audit committee of registrant's board of directors (or persons performing the equivalent function):

      a. all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

      b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's in internal controls; and

6. The registrant's other certifying officer and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: November 12, 2002


/s/  JAY S. WINTROB
-----------------------------
Jay S. Wintrob
Chief Executive Officer

                                 CERTIFICATIONS

I, N. Scott Gillis, Senior Vice President (Principal Financial Officer) of AIG SunAmerica Life Assurance Company, certify that:

1. I have reviewed this quarterly report on Form 10-Q of AIG SunAmerica Life Assurance Company;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition and results of operations of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

      a. designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known to us by others within the entity, particularly during the period in which this quarterly report is being prepared;

      b. evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days of the date of this quarterly report (the "Evaluation Date"]; and

      c. presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and to the audit committee of registrant's board of directors (or persons performing the equivalent function):

      a. all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

      b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: November 12, 2002


/s/ N. SCOTT GILLIS
-----------------------------------
N. Scott Gillis,
Senior Vice President
(Principal Financial Officer)

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002
                                  (UNAUDITED)

                                                                    Government
                                                       Capital         and                      Natural   Aggressive   Alliance
                                                    Appreciation   Quality Bond    Growth      Resources    Growth      Growth
                                                      Portfolio      Portfolio    Portfolio    Portfolio  Portfolio    Portfolio
                                                      (Class 2)      (Class 2)    (Class 2)    (Class 2)  (Class 2)    (Class 2)
                                                    -----------------------------------------------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at fair value                                 $25,781,090   $56,060,823  $11,873,213  $2,441,804  $        0  $         0
     Investments in SunAmerica Series Trust,
        at fair value                                           0             0            0           0   4,137,250   19,498,540
     Investments in WM Variable Trust,
        at fair value                                           0             0            0           0           0            0
     Investments in Van Kampen Life Investment
        Trust, at fair value                                    0             0            0           0           0            0
     Investments in Lord Abbett Series Fund, Inc.,
        at fair value                                           0             0            0           0           0            0

Liabilities                                                     0             0            0           0           0            0
                                                    -----------------------------------------------------------------------------

Net Assets                                            $25,781,090   $56,060,823  $11,873,213  $2,441,804  $4,137,250  $19,498,540
                                                    =============================================================================

Accumulation units outstanding                          1,066,532     3,426,263      611,758     177,790     413,397      891,731
                                                    =============================================================================

Series Without Enhanced Death Benefit:

     Net Assets                                       $21,131,980   $43,344,069  $ 9,676,191  $1,767,134  $3,407,122  $16,206,812

     Accumulation units outstanding                       873,843     2,647,835      498,327     128,493  $  340,302  $   740,696

     Unit value of accumulation units                 $     24.18   $     16.37  $     19.42  $    13.75  $    10.01  $     21.88

Series With Enhanced Death Benefit:

     Net Assets                                       $ 4,649,110   $12,716,754  $ 2,197,022  $  674,670  $  730,128  $ 3,291,728

     Accumulation units outstanding                       192,689       778,428      113,431      49,297  $   73,095  $   151,035

     Unit value of accumulation units                 $     24.13   $     16.34  $     19.37  $    13.69  $     9.99  $     21.79

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002
                                  (UNAUDITED)
                                  (CONTINUED)

                                                                                              Davis
                                                       Blue Chip      Cash      Corporate     Venture    "Dogs" of     Emerging
                                                        Growth     Management     Bond         Value     Wall Street    Markets
                                                       Portfolio   Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                                       (Class 2)   (Class 2)    (Class 2)    (Class 2)    (Class 2)    (Class 2)
                                                      --------------------------------------------------------------------------
Assets:
    Investments in Anchor Series Trust,
       at fair value                                  $        0  $         0  $         0  $         0   $        0  $        0
    Investments in SunAmerica Series Trust,
       at fair value                                   3,128,374   27,516,760   17,637,137   38,542,229    3,325,754   1,442,213
    Investments in WM Variable Trust,
       at fair value                                           0            0            0            0            0           0
    Investments in Van Kampen Life Investment Trust,
       at fair value                                           0            0            0            0            0           0
    Investments in Lord Abbett Series Fund, Inc.,
       at fair value                                           0            0            0            0            0           0

Liabilities                                                    0            0            0            0            0           0
                                                      --------------------------------------------------------------------------

Net Assets                                            $3,128,374  $27,516,760  $17,637,137  $38,542,229   $3,325,754  $1,442,213
                                                      ==========================================================================

Accumulation units outstanding                           691,047    2,113,343    1,226,445    1,917,986      408,424     263,023
                                                      ==========================================================================

Series Without Enhanced Death Benefit:

    Net Assets                                        $2,427,014  $22,177,608  $12,783,418  $30,980,252   $2,663,226  $1,174,616

    Accumulation units outstanding                    $  535,788    1,702,849  $   888,118  $ 1,540,726   $  326,803  $  214,131

    Unit value of accumulation units                  $     4.53  $     13.02  $     14.39  $     20.11   $     8.15  $     5.49

Series With Enhanced Death Benefit:

    Net Assets                                        $  701,360  $ 5,339,152  $ 4,853,719  $ 7,561,977   $  662,528  $  267,597

    Accumulation units outstanding                    $  155,259      410,494  $   338,327  $   377,260   $   81,621  $   48,892

    Unit value of accumulation units                  $     4.52  $     13.01  $     14.35  $     20.04   $     8.12  $     5.47

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002
                                  (UNAUDITED)
                                  (continued)

                                                                                                           Goldman
                                                        Federated                  Global       Global      Sachs        Growth
                                                          Value    Foreign Value    Bond       Equities    Research   Opportunities
                                                        Portfolio    Portfolio    Portfolio   Portfolio   Portfolio     Portfolio
                                                        (Class 2)    (Class 2)    (Class 2)   (Class 2)   (Class 2)     (Class 2)
                                                       --------------------------------------------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at fair value                                  $        0   $        0    $        0  $        0  $        0   $        0
     Investments in SunAmerica Series Trust,
        at fair value                                   6,674,945       41,642     4,704,048   4,327,627   1,217,085    1,587,140
     Investments in WM Variable Trust,
        at fair value                                           0            0             0           0           0            0
     Investments in Van Kampen Life Investment Trust,
        at fair value                                           0            0             0           0           0            0
     Investments in Lord Abbett Series Fund, Inc.,
        at fair value                                           0            0             0           0           0            0

Liabilities                                                     0            0             0           0           0            0
                                                       --------------------------------------------------------------------------

Net Assets                                             $6,674,945   $   41,642    $4,704,048  $4,327,627  $1,217,085   $1,587,140
                                                       ==========================================================================

Accumulation units outstanding                            561,476        4,643       292,408     369,841     260,485      491,660
                                                       ==========================================================================

Series Without Enhanced Death Benefit:

     Net Assets                                        $4,853,564   $   30,057    $4,018,007  $3,514,965  $  995,648   $1,335,215

     Accumulation units outstanding                    $  408,035   $    3,351    $  249,666  $  300,189  $  212,987   $  413,333

     Unit value of accumulation units                  $    11.90   $     8.97    $    16.10  $    11.71  $     4.67   $     3.23

Series With Enhanced Death Benefit:

     Net Assets                                        $1,821,381   $   11,585    $  686,041  $  812,662  $  221,437   $  251,925

     Accumulation units outstanding                    $  153,441   $    1,292    $   42,742  $   69,652  $   47,498   $   78,327

     Unit value of accumulation units                  $    11.87   $     8.96    $    16.05  $    11.67  $     4.66   $     3.22

                 See accompanying notes to financial statements.

                           VARIABLE SEPARATE ACCOUNT
          (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30,2002
                                  (UNAUDITED)
                                  (continued)

                                                                                         International
                                                             Growth-      High-Yield      Diversified
                                                             Income          Bond          Equities
                                                            Portfolio      Portfolio       Portfolio
                                                            (Class 2)      (Class 2)       (Class 2)
                                                         ---------------------------------------------
Assets:
    Investments in Anchor Series Trust,
       at fair value                                     $         0     $           0   $           0
    Investments in SunAmerica Series Trust,
       at fair value                                      16,670,156         6,106,212       2,635,958
    Investments in WM Variable Trust,
       at fair value                                               0                 0               0
    Investments in Van Kampen Life Investment Trust,
       at fair value                                               0                 0               0
    Investments in Lord Abbett Series Fund, Inc.,
       at fair value                                               0                 0               0

Liabilities                                                        0                 0               0
                                                         ---------------------------------------------
Net Assets                                               $16,670,156     $   6,106,212   $   2,635,958
                                                         =============================================

Accumulation units outstanding                               829,552           557,893         376,986
                                                         =============================================

Series Without Enhanced Death Benefit:

    Net Assets                                           $13,878,888     $   4,852,561   $   2,090,407

    Accumulation units outstanding                       $   690,410     $     443,105   $     298,665

    Unit value of accumulation units                     $     20.10     $       10.95   $        6.99

Series With Enhanced Death Benefit:

    Net Assets                                           $ 2,791,268     $   1,253,651   $     545,551

    Accumulation units outstanding                       $   139,142     $     114,788   $      78,321

    Unit value of accumulation units                     $     20.06     $       10.92   $        6.97

                                                          International         Marsico       MFS Growth
                                                         Growth & Income        Growth         & Income
                                                            Portfolio          Portfolio       Portfolio
                                                            (Class 2)          (Class 2)       (Class 2)
                                                         ------------------------------------------------
Assets:
    Investments in Anchor Series Trust,
       at fair value                                     $             0      $         0     $         0
    Investments in SunAmerica Series Trust,
       at fair value                                           5,698,533        9,687,493       7,257,505
    Investments in WM Variable Trust,
       at fair value                                                   0                0               0
    Investments in Van Kampen Life Investment Trust,
       at fair value                                                   0                0               0
    Investments in Lord Abbett Series Fund, Inc.,
       at fair value                                                   0                0               0

Liabilities                                                            0                0               0
                                                         ------------------------------------------------
Net Assets                                               $     5,698,533      $ 9,687,493     $ 7,257,505
                                                         ================================================

Accumulation units outstanding                                   712,668        1,270,380         515,519
                                                         ================================================

Series Without Enhanced Death Benefit:

    Net Assets                                           $     3,995,132      $ 7,601,696     $ 5,992,093

    Accumulation units outstanding                       $       499,320      $   996,574     $   425,445

    Unit value of accumulation units                     $          8.00      $      7.63     $     14.08

Series With Enhanced Death Benefit:

    Net Assets                                           $     1,703,401      $ 2,085,797     $ 1,265,412

    Accumulation units outstanding                       $       213,348      $   273,806     $    90,074

    Unit value of accumulation units                     $          7.98      $      7.62     $     14.05

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002
                                  (UNAUDITED)
                                  (continued)

                                                        MFS Mid Cap   MFS Total     Putnam        Real
                                                          Growth       Return       Growth       Estate
                                                         Portfolio    Portfolio    Portfolio    Portfolio
                                                         (Class 2)    (Class 2)    (Class 2)    (Class 2)
                                                       ---------------------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at fair value                                  $         0   $         0  $         0  $         0
     Investments in SunAmerica Series Trust,
        at fair value                                    9,683,295    40,343,648    4,569,541    6,360,093
     Investments in WM Variable Trust,
        at fair value                                            0             0            0            0
     Investments in Van Kampen Life Investment Trust,
        at fair value                                            0             0            0            0
     Investments in Lord Abbett Series Fund, Inc.,
        at fair value                                            0             0            0            0

Liabilities                                                      0             0            0            0
                                                       ---------------------------------------------------

Net Assets                                             $ 9,683,295   $40,343,648  $ 4,569,541  $ 6,360,093
                                                       ===================================================

Accumulation units outstanding                           1,484,756     2,128,834      346,831      551,538
                                                       ===================================================

Series Without Enhanced Death Benefit:

     Net Assets                                        $ 7,759,211   $32,208,000  $ 3,999,970  $ 4,603,898

     Accumulation units outstanding                    $ 1,189,051   $ 1,698,614  $   303,521  $   398,844

     Unit value of accumulation units                  $      6.53   $     18.96  $     13.18  $     11.54

Series With Enhanced Death Benefit:

     Net Assets                                        $ 1,924,084   $ 8,135,648  $   569,571  $ 1,756,195

     Accumulation units outstanding                    $   295,705   $   430,220  $    43,310  $   152,694

     Unit value of accumulation units                  $      6.51   $     18.91  $     13.15  $     11.50

                                                            Small &      SunAmerica
                                                         Mid-Cap Value    Balanced
                                                           Portfolio     Portfolio
                                                           (Class 2)     (Class 2)
                                                         --------------------------
Assets:
     Investments in Anchor Series Trust,
        at fair value                                     $         0   $         0
     Investments in SunAmerica Series Trust,
        at fair value                                         256,531     8,509,310
     Investments in WM Variable Trust,
        at fair value                                               0             0
     Investments in Van Kampen Life Investment Trust,
        at fair value                                               0             0
     Investments in Lord Abbett Series Fund, Inc.,
        at fair value                                               0             0

Liabilities                                                         0             0
                                                          -------------------------
Net Assets                                                $   256,531   $ 8,509,310

                                                          =========================

Accumulation units outstanding                                 27,948       680,017
                                                          =========================

Series Without Enhanced Death Benefit:

     Net Assets                                           $   231,518   $ 6,831,486

     Accumulation units outstanding                       $    25,221   $   545,722

     Unit value of accumulation units                     $      9.18   $     12.52

Series With Enhanced Death Benefit:

     Net Assets                                           $    25,013   $ 1,677,824

     Accumulation units outstanding                       $     2,727   $   134,295

     Unit value of accumulation units                     $      9.17   $     12.49

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                SEPTEMBER 30,2002
                                  (UNAUDITED)
                                   (continued)

                                                                          Telecom        Worldwide
                                                          Technology      Utility       High Income
                                                          Portfolio      Portfolio       Portfolio
                                                          (Class 2)      (Class 2)       (Class 2)
                                                          -----------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at fair value                                     $        0     $        0     $         0
     Investments in SunAmerica Series Trust,
        at fair value                                      1,483,866        979,453       1,238,660
     Investments in WM Variable Trust,
        at fair value                                              0              0               0
     Investments in Van Kampen Life Investment Trust,
        at fair value                                              0              0               0
     Investments in Lord Abbett Series Fund, Inc.,
        at fair value                                              0              0               0

Liabilities                                                        0              0               0
                                                          -----------------------------------------

Net Assets                                                $1,483,866     $  979,453     $ 1,238,660
                                                          =========================================

Accumulation units outstanding                             1,036,759        121,950          96,005
                                                          =========================================
Series Without Enhanced Death Benefit:

     Net Assets                                           $  927,093     $  726,373     $   848,903

     Accumulation units outstanding                       $  647,397     $   90,416     $    65,737

     Unit value of accumulation units                     $     1.43     $     8.03     $     12.91

Series With Enhanced Death Benefit:

     Net Assets                                           $  556,773     $  253,080     $   389,757

     Accumulation units outstanding                       $  389,362     $   31,534     $    30,268

     Unit value of accumulation units                     $     1.43     $     8.03     $     12.88

                                                                         Conservative       Strategic
                                                           Balanced         Growth           Growth
                                                          Portfolio        Portfolio        Portfolio
                                                          (Class A)        (Class A)        (Class A)
                                                          --------------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at fair value                                     $        0     $          0      $         0
     Investments in SunAmerica Series Trust,
        at fair value                                              0                0                0
     Investments in WM Variable Trust,
        at fair value                                      7,989,005        5,503,012        1,754,914
     Investments in Van Kampen Life Investment Trust,
        at fair value                                              0                0                0
     Investments in Lord Abbett Series Fund, Inc.,
        at fair value                                              0                0                0

Liabilities                                                        0                0                0
                                                          --------------------------------------------

Net Assets                                                $7,989,005     $  5,503,012      $ 1,754,914
                                                          ============================================

Accumulation units outstanding                             1,246,932          889,905          275,013
                                                          ============================================
Series Without Enhanced Death Benefit:

     Net Assets                                           $6,309,138     $  4,500,077      $ 1,097,019

     Accumulation units outstanding                          984,226          727,836          171,783

     Unit value of accumulation units                     $     6.41     $       6.18      $      6.39

Series With Enhanced Death Benefit:

     Net Assets                                           $1,679,867     $  1,002,935      $   657,895

     Accumulation units outstanding                          262,706          162,069          103,230

     Unit value of accumulation units                     $     6.39     $       6.19      $      6.37

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002
                                  (UNAUDITED)
                                  (continued)

                                                                                                       Lord Abbett
                                                                          Emerging       Growth &        Growth &
                                                           Comstock        Growth         Income          Income
                                                           Portfolio     Portfolio      Portfolio       Portfolio
                                                          (Class II)     (Class II)     (Class II)      (Class VC)
                                                          --------------------------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at fair value                                     $        0     $        0     $        0     $        0
     Investments in SunAmerica Series Trust,
        at fair value                                              0              0              0              0
     Investments in WM Variable Trust,
        at fair value                                              0              0              0              0
     Investments in Van Kampen Life Investment Trust,
        at fair value                                      9,198,383      2,054,485      4,012,464              0
     Investments in Lord Abbett Series Fund, Inc.,
        at fair value                                              0              0              0         54,596

Liabilities                                                        0              0              0              0
                                                          -------------------------------------------------------

Net Assets                                                $9,198,383     $2,054,485     $4,012,464     $   54,596
                                                          =======================================================

Accumulation units outstanding                             1,260,525        287,822        490,495          7,296
                                                          =======================================================

Series Without Enhanced Death Benefit:

     Net Assets                                           $7,108,680     $1,679,865     $3,275,308     $   43,775

     Accumulation units outstanding                          974,096        235,303        400,374          5,848

     Unit value of accumulation units                     $     7.30     $     7.14     $     8.18     $     7.49

Series With Enhanced Death Benefit:

     Net Assets                                           $2,089,703     $  374,620     $  737,156     $   10,821

     Accumulation units outstanding                          286,429         52,519         90,121          1,448

     Unit value of accumulation units                     $     7.30     $     7.13     $     8.18     $     7.47

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                                     Market Value          Market
            Variable Accounts                            Shares       Per Share             Value           Cost
--------------------------------------------------------------------------------------------------------------------
ANCHOR SERIES TRUST (Class 2):
     Capital Appreciation Portfolio                     1,207,597     $   21.35          $25,781,090     $32,903,039
     Government and Quality Bond Portfolio              3,631,819         15.44           56,060,823      55,209,932
     Growth Portfolio                                     661,636         17.95           11,873,213      15,296,483
     Natural Resources Portfolio                          151,795         16.09            2,441,804       2,855,130

SUNAMERICA SERIES TRUST (Class 2):
     Aggressive Growth Porfolio                           616,481          6.71            4,137,250       5,208,322
     Alliance Growth Portfolio                          1,405,029         13.88           19,498,540      25,694,670
     Blue Chip Growth Portfolio                           666,785          4.69            3,128,374       4,118,415
     Cash Management Portfolio                          2,552,814         10.78           27,516,760      28,195,610
     Corporate Bond Portfolio                           1,625,147         10.85           17,637,137      18,223,620
     Davis Venture Value Portfolio                      2,350,263         16.40           38,542,229      47,798,074
     Dogs of Wall Street Portfolio                        427,024          7.79            3,325,754       4,031,395
     Emerging Markets Portfolio                           257,417          5.60            1,442,213       1,671,764
     Federated Value Portfolio                            607,226         10.99            6,674,945       8,588,869
     Foreign Value Portfolio                                4,631          8.99               41,642          43,245
     Global Bond Portfolio                                439,553         10.70            4,704,048       4,714,045
     Global Equities Portfolio                            570,519          7.59            4,327,627       5,610,615
     Goldman Sachs Research Portfolio                     252,950          4.81            1,217,085       1,371,198
     Growth Opprotunities Portfolio                       479,463          3.31            1,587,140       1,986,901
     Growth-Income Portfolio                              998,875         16.69           16,670,156      20,957,259
     High-Yield Bond Portfolio                          1,174,736          5.20            6,106,212       7,595,610
     International Diversified Equities Portfolio         499,686          5.28            2,635,958       2,935,313
     International Growth & Income Portfolio              803,822          7.09            5,698,533       6,683,845
     Marsico Growth Portfolio                           1,239,894          7.81            9,687,493      10,649,563
     MFS Growth & Income Portfolio                        898,244          8.08            7,257,505       9,133,133
     MFS Mid Cap Growth Portfolio                       1,796,144          5.39            9,683,295      15,391,827
     MFS Total Return Portfolio                         2,982,776         13.53           40,343,648      45,516,638
     Putnam Growth Portfolio                              426,255         10.72            4,569,541       5,910,810
     Real Estate Portfolio                                585,791         10.86            6,360,093       6,643,353
     Small & Mid-Cap Value Portfolio                       27,884          9.20              256,531         273,342
     SunAmerica Balanced Portfolio                        722,779         11.77            8,509,310       9,815,346
     Technology Portfolio                               1,000,672          1.48            1,483,866       2,725,340
     Telecom Utility Portfolio                            149,583          6.55              979,453       1,337,388
     Worldwide High Income Portfolio                      209,181          5.92            1,238,660       1,502,499

WM VARIABLE TRUST (Class A):
     Balanced Portfolio                                   682,238         11.71            7,989,005       8,936,304
     Conservative Growth Portfolio                        484,847         11.35            5,503,012       6,619,755
     Strategic Growth Portfolio                           151,155         11.61            1,754,914       2,230,415

VAN KAMPEN LIFE INVESTMENT TRUST (Class II):
     Comstock                                           1,130,022          8.14            9,198,383      11,709,588
     Emerging Growth                                      104,874         19.59            2,054,485       2,575,016
     Growth & Income                                      323,065         12.42            4,012,464       4,817,291

LORD ABBETT SERIES FUND, INC. (Class VC):
     Growth & Income                                        3,161         17.27               54,596          58,507

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                              FOR NINE MONTHS ENDED
                                SEPTEMBER 30,2002
                                  (UNAUDITED)

                                                                                Government
                                                                  Capital          and
                                                               Appreciation     Quality Bond       Growth
                                                                Portfolio        Portfolio        Portfolio
                                                                (Class 2)        (Class 2)        (Class 2)
                                                               ---------------------------------------------
Investment income:
   Dividends                                                   $         0      $ 1,649,279      $    32,423
                                                               ---------------------------------------------
      Total investment income                                            0        1,649,279           32,423
                                                               ---------------------------------------------

Expenses:
      Mortality and expense risk charge                           (224,299)        (295,399)        (100,333)
      Distribution expense charge                                  (23,689)         (31,099)         (10,583)
                                                               ---------------------------------------------
          Total expenses                                          (247,988)        (326,498)        (110,916)
                                                               ---------------------------------------------

Net investment income (loss)                                      (247,988)       1,322,781          (78,493)
                                                               ---------------------------------------------

Net Realized gains (losses) from securities transactions:
      Proceeds from shares sold                                  1,685,156        9,060,145          792,202
      Cost of shares sold                                       (1,980,506)      (9,055,422)        (920,449)
                                                               ---------------------------------------------
Net realized gains (losses) from
    securities transactions                                       (295,350)           4,723         (128,247)
Realized gain distributions                                              0                0                0
                                                               ---------------------------------------------

Net realized gains (losses)                                       (295,350)           4,723         (128,247)
                                                               ---------------------------------------------

Net unrealized appreciation (depreciation) of investments:
      Beginning of period                                          209,847          (95,685)          87,345
      End of period                                             (7,121,949)         850,891       (3,423,270)
                                                               ---------------------------------------------

Change in net unrealized appreciation (depreciation)
    of investments                                              (7,331,796)         946,576       (3,510,615)
                                                               ---------------------------------------------

Increase (decrease) in net assets from operations              $(7,875,134)     $ 2,274,080      $(3,717,355)
                                                               =============================================

                                                                 Natural        Aggressive         Alliance
                                                                Resources         Growth           Growth
                                                                Portfolio        Portfolio        Portfolio
                                                                (Class 2)        (Class 2)        (Class 2)
                                                               ---------------------------------------------
Investment income:
   Dividends                                                   $   139,826      $     9,579      $    40,114
                                                               ---------------------------------------------
      Total investment income                                      139,826            9,579           40,114
                                                               ---------------------------------------------

Expenses:
      Mortality and expense risk charge                            (17,456)         (37,423)        (182,114)
      Distribution expense charge                                   (1,828)          (3,944)         (19,309)
                                                               ---------------------------------------------
          Total expenses                                           (19,284)         (41,367)        (201,423)
                                                               ---------------------------------------------

Net investment income (loss)                                       120,542          (31,788)        (161,309)
                                                               ---------------------------------------------

Net Realized gains (losses) from securities transactions:
      Proceeds from shares sold                                  1,017,777        1,860,937        3,293,659
      Cost of shares sold                                       (1,066,091)      (2,025,444)      (3,912,817)
                                                               ---------------------------------------------
Net realized gains (losses) from
    securities transactions                                        (48,314)        (164,507)        (619,158)
Realized gain distributions                                              0                0                0
                                                               ---------------------------------------------

Net realized gains (losses)                                        (48,314)        (164,507)        (619,158)
                                                               ---------------------------------------------

Net unrealized appreciation (depreciation) of investments:
      Beginning of period                                           30,419          (94,222)         128,130
      End of period                                               (413,326)      (1,071,072)      (6,196,130)
                                                               ---------------------------------------------

Change in net unrealized appreciation (depreciation)
    of investments                                                (443,745)        (976,850)      (6,324,260)
                                                               ---------------------------------------------

Increase (decrease) in net assets from operations              $  (371,517)     $(1,173,145)     $(7,104,727)
                                                               =============================================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                             FOR NINE MONTHS ENDED
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)
                                  (continued)

                                                                                           Davis
                                         Blue Chip          Cash         Corporate        Venture        "Dogs" of       Emerging
                                          Growth         Management        Bond            Value        Wall Street      Markets
                                         Portfolio       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                         (Class 2)       (Class 2)       (Class 2)       (Class 2)       (Class 2)       (Class 2)
                                        -------------------------------------------------------------------------------------------
Investment income:
  Dividends                             $      6,844    $    800,995    $  1,013,522    $    231,596   $     66,402    $      3,036
                                        -------------------------------------------------------------------------------------------
    Total investment income                    6,844         800,995       1,013,522         231,596         66,402           3,036
                                        -------------------------------------------------------------------------------------------

Expenses:
    Mortality and expense risk charge        (27,935)       (190,582)       (118,961)       (326,978)       (29,719)        (14,870)
    Distribution expense charge               (2,931)        (19,965)        (12,403)        (34,543)        (3,139)         (1,578)
                                        -------------------------------------------------------------------------------------------
        Total expenses                       (30,866)       (210,547)       (131,364)       (361,521)       (32,858)        (16,448)
                                        -------------------------------------------------------------------------------------------

Net investment income (loss)                 (24,022)        590,448         882,158        (129,925)        33,544         (13,412)
                                        -------------------------------------------------------------------------------------------

Net Realized gains (losses) from
  securities transactions:
    Proceeds from shares sold                498,915      59,559,857       2,553,794       1,981,749      1,952,119       4,997,231
    Cost of shares sold                     (581,984)    (59,572,455)     (2,552,327)     (2,343,774)    (2,061,327)     (5,105,002)
                                        -------------------------------------------------------------------------------------------
Net realized gains (losses) from
  securities transactions                    (83,069)        (12,598)          1,467        (362,025)      (109,208)       (107,771)
Realized gain distributions                        0               0               0               0              0               0
                                        -------------------------------------------------------------------------------------------

Net realized gains (losses)                  (83,069)        (12,598)          1,467        (362,025)      (109,208)       (107,771)
                                        -------------------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation) of investments:
    Beginning of period                       10,980         (47,774)        (69,284)       (118,013)        26,975          16,236
    End of period                           (990,041)       (678,850)       (586,483)     (9,255,845)      (705,641)       (229,551)
                                        -------------------------------------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investments           (1,001,021)       (631,076)       (517,199)     (9,137,832)      (732,616)       (245,787)
                                        -------------------------------------------------------------------------------------------
Increase (decrease) in net assets
  from operations                       $ (1,108,112)   $    (53,226)   $    366,426    $ (9,629,782)  $   (808,280)   $   (366,970)
                                        ===========================================================================================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                              FOR NINE MONTHS ENDED
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)
                                  (continued)

                                                                                                       Goldman
                                         Federated                        Global         Global         Sachs         Growth
                                           Value       Foreign Value       Bond         Equities      Research     Opportunities
                                         Portfolio       Portfolio       Portfolio     Portfolio      Portfolio      Portfolio
                                         (Class 2)      (Class 2) *      (Class 2)     (Class 2)      (Class 2)      (Class 2)
                                        -----------------------------------------------------------------------------------------
Investment income:
  Dividends                             $    79,141    $         0    $   133,020    $         0    $         0    $         0
                                        --------------------------------------------------------------------------------------
    Total investment income                  79,141              0        133,020              0              0              0
                                        --------------------------------------------------------------------------------------
Expenses:
    Mortality and expense risk charge       (61,705)           (20)       (34,107)       (41,482)       (11,214)       (15,748)
    Distribution expense charge              (6,409)            (2)        (3,573)        (4,399)        (1,184)        (1,664)
                                        --------------------------------------------------------------------------------------
        Total expenses                      (68,114)           (22)       (37,680)       (45,881)       (12,398)       (17,412)
                                        --------------------------------------------------------------------------------------

Net investment income (loss)                 11,027            (22)        95,340        (45,881)       (12,398)       (17,412)
                                        --------------------------------------------------------------------------------------
Net Realized gains (losses) from
  securities transactions:
    Proceeds from shares sold             1,561,577         14,992      1,018,836      4,026,336      2,803,941      2,834,884
    Cost of shares sold                  (1,734,338)       (15,252)    (1,017,463)    (4,386,384)    (3,066,813)    (3,329,057)
                                        --------------------------------------------------------------------------------------
Net realized gains (losses) from
  securities transactions                  (172,761)          (260)         1,373       (360,048)      (262,872)      (494,173)
Realized gain distributions                       0              0              0              0              0              0
                                        --------------------------------------------------------------------------------------

Net realized gains (losses)                (172,761)          (260)         1,373       (360,048)      (262,872)      (494,173)
                                        --------------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation) of investments:
    Beginning of period                      70,799              0        (30,128)        22,241         13,513         25,692
    End of period                        (1,913,924)        (1,603)        (9,997)    (1,282,988)      (154,113)      (399,761)
                                        --------------------------------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investments          (1,984,723)        (1,603)        20,131     (1,305,229)      (167,626)      (425,453)
                                        --------------------------------------------------------------------------------------
Increase (decrease) in net assets
  from operations                       $(2,146,457)   $    (1,885)   $   116,844    $(1,711,158)   $  (442,896)   $  (937,038)
                                        ======================================================================================

* For the period from August 1, 2002 (inception) to September 30, 2002.

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                              FOR NINE MONTHS ENDED
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)
                                  (continued)

                                                                       International
                                            Growth-      High-Yield     Diversified     International      Marsico      MFS Growth
                                            Income          Bond         Equities      Growth & Income      Growth       & Income
                                           Portfolio      Portfolio      Portfolio        Portfolio       Portfolio      Portfolio
                                           (Class 2)      (Class 2)      (Class 2)        (Class 2)       (Class 2)      (Class 2)
                                        -------------------------------------------------------------------------------------------
Investment income:
  Dividends                             $    149,322    $    959,217   $          0    $     32,696     $         0   $     60,360
                                        ------------------------------------------------------------------------------------------
    Total investment income                  149,322         959,217              0          32,696               0         60,360
                                        ------------------------------------------------------------------------------------------
Expenses:
    Mortality and expense risk charge       (152,594)        (55,270)       (23,193)        (51,342)        (69,752)       (55,981)
    Distribution expense charge              (16,161)         (5,743)        (2,427)         (5,321)         (7,334)        (5,899)
                                        ------------------------------------------------------------------------------------------
        Total expenses                      (168,755)        (61,013)       (25,620)        (56,663)        (77,086)       (61,880)
                                        ------------------------------------------------------------------------------------------

Net investment income (loss)                 (19,433)        898,204        (25,620)        (23,967)        (77,086)        (1,520)
                                        ------------------------------------------------------------------------------------------
Net Realized gains (losses) from
  securities transactions:
    Proceeds from shares sold              2,770,469       3,087,479     19,263,150      17,236,491       1,254,618        538,363
    Cost of shares sold                   (3,279,363)     (3,411,207)   (19,640,740)    (17,797,480)     (1,285,562)      (605,302)
                                        ------------------------------------------------------------------------------------------

Net realized gains (losses) from
  securities transactions                   (508,894)       (323,728)      (377,590)       (560,989)        (30,944)       (66,939)
Realized gain distributions                        0               0              0               0               0              0
                                        ------------------------------------------------------------------------------------------

Net realized gains (losses)                 (508,894)       (323,728)      (377,590)       (560,989)        (30,944)       (66,939)
                                        ------------------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation) of investments:
    Beginning of period                       70,823         (56,197)          (300)         18,186          83,096            391
    End of period                         (4,287,103)     (1,489,398)      (299,355)       (985,312)       (962,070)    (1,875,628)
                                        ------------------------------------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investments           (4,357,926)     (1,433,201)      (299,055)     (1,003,498)     (1,045,166)    (1,876,019)
                                        ------------------------------------------------------------------------------------------
Increase (decrease) in net assets
  from operations                       $ (4,886,253)   $   (858,725)  $   (702,265)   $ (1,588,454)    $(1,153,196)  $ (1,944,478)
                                        ==========================================================================================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                              FOR NINE MONTHS ENDED
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)
                                   (continued)

                                        MFS Mid Cap       MFS Total         Putnam          Real            Small &     SunAmerica
                                          Growth           Return           Growth         Estate        Mid-Cap Value   Balanced
                                         Portfolio        Portfolio        Portfolio      Portfolio        Portfolio     Portfolio
                                         (Class 2)        (Class 2)        (Class 2)      (Class 2)        (Class 2)*    (Class 2)
                                        -------------------------------------------------------------------------------------------
Investment income:
  Dividends                             $         0      $ 1,297,323      $     4,241   $   147,875      $         0    $   233,635
                                        -------------------------------------------------------------------------------------------
    Total investment income                       0        1,297,323            4,241       147,875                0        233,635
                                        -------------------------------------------------------------------------------------------

Expenses:
    Mortality and expense risk charge       (94,239)        (293,116)         (40,459)      (41,090)            (324)       (66,917)
    Distribution expense charge              (9,889)         (30,897)          (4,293)       (4,290)             (34)        (7,070)
                                        -------------------------------------------------------------------------------------------
         Total expenses                    (104,128)        (324,013)         (44,752)      (45,380)            (358)       (73,987)
                                        -------------------------------------------------------------------------------------------

Net investment income (loss)               (104,128)         973,310          (40,511)      102,495             (358)       159,648
                                        -------------------------------------------------------------------------------------------

Net Realized gains (losses) from
  securities transactions:
    Proceeds from shares sold             2,730,227        1,636,854        1,744,084     1,985,200              184      1,067,506
    Cost of shares sold                  (3,449,190)      (1,726,480)      (1,920,834)   (2,034,954)            (182)    (1,161,635)
                                        -------------------------------------------------------------------------------------------

Net realized gains (losses) from
  securities transactions                  (718,963)         (89,626)        (176,750)      (49,754)               2        (94,129)
Realized gain distributions                       0                0                0             0                0              0
                                        -------------------------------------------------------------------------------------------

Net realized gains (losses)                (718,963)         (89,626)        (176,750)      (49,754)               2        (94,129)
                                        -------------------------------------------------------------------------------------------

Net unrealized appreciation
  (depreciation) of investments:
    Beginning of period                      18,572           83,086           10,214        29,853                0        (15,983)
    End of period                        (5,708,532)      (5,172,990)      (1,341,269)     (283,260)         (16,811)    (1,306,036)
                                        -------------------------------------------------------------------------------------------

Change in net unrealized appreciation
  (depreciation) of investments          (5,727,104)      (5,256,076)      (1,351,483)     (313,113)         (16,811)    (1,290,053)
                                        -------------------------------------------------------------------------------------------

Increase (decrease) in net assets
  from operations                       $(6,550,195)     $(4,372,392)     $(1,568,744)  $  (260,372)     $   (17,167)   $(1,224,534)
                                        ===========================================================================================

* For the period from August 1, 2002 (inception) to September 30, 2002.

                 See accompanying notes to financial statements.

                           VARIABLE SEPARATE ACCOUNT
          (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                             FOR NINE MONTHS ENDED
                               SEPTEMBER 30, 2002
                                  (UNAUDITED)
                                  (continued)

                                                                Telecom      Worldwide                   Conservative    Strategic
                                                  Technology    Utility     High Income     Balanced        Growth        Growth
                                                   Portfolio   Portfolio     Portfolio     Portfolio      Portfolio      Portfolio
                                                  (Class 2)    (Class 2)     (Class 2)     (Class A)      (Class A)      (Class A)
                                                ----------------------------------------------------------------------------------
Investment income:
  Dividends                                     $         0    $  106,100   $   177,076    $  123,422    $   138,751    $  56,983
                                                ---------------------------------------------------------------------------------
    Total investment income                               0       106,100       177,076       123,422        138,751       56,983
                                                ---------------------------------------------------------------------------------
Expenses:
    Mortality and expense risk charge               (17,902)       (8,009)      (12,328)      (49,382)       (38,845)     (13,497)
    Distribution expense charge                      (1,830)         (830)       (1,233)       (5,227)        (4,100)      (1,372)
                                                ---------------------------------------------------------------------------------
        Total expenses                              (19,732)       (8,839)      (13,561)      (54,609)       (42,945)     (14,869)
                                                ---------------------------------------------------------------------------------

Net investment income (loss)                        (19,732)       97,261       163,515        68,813         95,806       42,114
                                                ---------------------------------------------------------------------------------
Net Realized gains (losses) from securities
  transactions:
    Proceeds from shares sold                       628,981       329,878       779,777       902,947        501,673      186,529
    Cost of shares sold                            (818,272)     (366,727)     (823,846)     (938,637)      (551,309)    (214,897)
                                                ---------------------------------------------------------------------------------
Net realized gains (losses) from
  securities transactions                          (189,291)      (36,849)      (44,069)      (35,690)       (49,636)     (28,368)
Realized gain distributions                               0             0             0             0          7,072        4,432
                                                ---------------------------------------------------------------------------------

Net realized gains (losses)                        (189,291)      (36,849)      (44,069)      (35,690)       (42,564)     (23,936)
                                                ---------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investments:
    Beginning of period                              67,060       (10,908)          503        31,642         20,465       13,742
    End of period                                (1,241,474)     (357,935)     (263,839)     (947,299)    (1,116,743)    (475,501)
                                                ---------------------------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investments                  (1,308,534)     (347,027)     (264,342)     (978,941)    (1,137,208)    (489,243)
                                                ---------------------------------------------------------------------------------
Increase (decrease) in net assets from
  operations                                    $(1,517,557)   $ (286,615)  $  (144,896)   $ (945,818)   $(1,083,966)   $(471,065)
                                                =================================================================================

                See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                              FOR NINE MONTHS ENDED
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)
                                   (continued)

                                                                                                    Lord Abbett
                                                                  Emerging         Growth &          Growth &
                                                  Comstock         Growth           Income            Income
                                                 Portfolio        Portfolio        Portfolio        Portfolio
                                                 (Class II)      (Class II)       (Class II)       (Class VC)*
                                                ---------------------------------------------------------------
Investment income:
  Dividends                                     $    12,538      $       421      $     5,680      $         0
                                                --------------------------------------------------------------
    Total investment income                          12,538              421            5,680                0
                                                --------------------------------------------------------------
Expenses:
    Mortality and expense risk charge               (57,125)         (13,878)         (21,362)             (48)
    Distribution expense charge                      (5,981)          (1,469)          (2,251)              (5)
                                                --------------------------------------------------------------
        Total expenses                              (63,106)         (15,347)         (23,613)             (53)
                                                --------------------------------------------------------------

Net investment income (loss)                        (50,568)         (14,926)         (17,933)             (53)
                                                --------------------------------------------------------------
Net Realized gains (losses) from securities
  transactions:
    Proceeds from shares sold                       781,691          308,144          515,363              502
    Cost of shares sold                            (889,239)        (340,917)        (571,467)            (520)
                                                --------------------------------------------------------------
Net realized gains (losses) from
  securities transactions                          (107,548)         (32,773)         (56,104)             (18)
Realized gain distributions                          23,240                0                0                0
                                                --------------------------------------------------------------

Net realized gains (losses)                         (84,308)         (32,773)         (56,104)             (18)
                                                --------------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investments:
    Beginning of period                               7,378            3,701            2,217                0
    End of period                                (2,511,205)        (520,531)        (804,827)          (3,911)
                                                --------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investments                  (2,518,583)        (524,232)        (807,044)          (3,911)
                                                --------------------------------------------------------------
Increase (decrease) in net assets from
  operations                                    $(2,653,459)     $  (571,931)     $  (881,081)     $    (3,982)
                                                ==============================================================

* For the period from August 1, 2002 (inception) to September 30, 2002.

                See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                              FOR NINE MONTHS ENDED
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                                Government
                                                  Capital           and                       Natural      Aggressive     Alliance
                                               Appreciation    Quality Bond      Growth      Resources       Growth        Growth
                                                 Portfolio       Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                                 (Class 2)       (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 2)
                                               ------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                 (247,988)       1,322,781       (78,493)     120,542      (31,788)     (161,309)

     Net realized gains (losses)                  (295,350)           4,723      (128,247)     (48,314)     (164,507)     (619,158)
     Change in net unrealized appreciation
         (depreciation) of investments          (7,331,796)         946,576    (3,510,615)    (443,745)     (976,850)   (6,324,260)
                                               -----------------------------------------------------------------------------------
         Increase (decrease) in net assets
           from operations                      (7,875,134)       2,274,080    (3,717,355)    (371,517)   (1,173,145)   (7,104,727)
                                               -----------------------------------------------------------------------------------

From capital transactions:
     Net proceeds from units sold               13,239,808       12,742,067     5,792,220    1,068,397     1,701,723     9,103,934
     Cost of units redeemed                       (674,534)      (1,174,328)     (261,013)     (52,464)     (164,292)     (575,696)
     Net transfers                              11,670,917       30,305,896     6,041,628    1,262,395     2,205,406     8,714,542
     Contract maintenance charge                     1,063              981           469          106           259         1,252
                                               -----------------------------------------------------------------------------------
     Increase in net assets from capital
       transactions                             24,237,254       41,874,616    11,573,304    2,278,434     3,743,096    17,244,032
                                               -----------------------------------------------------------------------------------

Increase in net assets                          16,362,120       44,148,696     7,855,949    1,906,917     2,569,951    10,139,305
                                               -----------------------------------------------------------------------------------

Net assets at beginning of period                9,418,970       11,912,127     4,017,264      534,887     1,567,299     9,359,235
                                               -----------------------------------------------------------------------------------
Net assets at end of period                     25,781,090       56,060,823    11,873,213    2,441,804     4,137,250    19,498,540
                                               ===================================================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
SERIES WITHOUT ENHANCED DEATH BENEFIT:
     Units sold                                    361,616          683,401       191,602       50,437       110,155       279,418
     Units redeemed                                (18,893)         (65,078)      (10,263)      (2,163)       (8,585)      (18,909)
     Units transferred                             314,212        1,425,114       202,530       54,834       164,413       250,737
                                               -----------------------------------------------------------------------------------
Increase in units outstanding                      656,935        2,043,437       383,869      103,108       265,983       511,246
Beginning units                                    216,908          604,398       114,458       25,385        74,319       229,450
                                               -----------------------------------------------------------------------------------
Ending units                                       873,843        2,647,835       498,327      128,493       340,302       740,696
                                               ===================================================================================
SERIES WITH ENHANCED DEATH BENEFIT:
     Units sold                                     66,319          127,370        37,695       16,604        23,613        37,351
     Units redeemed                                 (3,527)          (6,848)         (830)      (1,121)       (3,828)       (2,353)
     Units transferred                              68,937          484,844        43,487       21,892        12,595        57,037
                                               -----------------------------------------------------------------------------------
Increase in units outstanding                      131,729          605,366        80,352       37,375        32,380        92,035
Beginning units                                     60,960          173,062        33,079       11,922        40,715        59,000
                                               -----------------------------------------------------------------------------------
Ending units                                       192,689          778,428       113,431       49,297        73,095       151,035
                                               ===================================================================================

                See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                              FOR NINE MONTHS ENDED
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)
                                   (continued)

                                                                  Blue Chip        Cash          Corporate
                                                                   Growth        Management        Bond
                                                                  Portfolio       Portfolio      Portfolio
                                                                 (Class 2)       (Class 2)       (Class 2)
                                                                 -----------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
        Net investment income (loss)                                (24,022)       590,448        882,158

        Net realized gains (losses)                                 (83,069)       (12,598)         1,467
        Change in net unrealized appreciation
            (depreciation) of investments                        (1,001,021)      (631,076)      (517,199)
                                                                 ----------------------------------------
            Increase (decrease) in net assets from operations    (1,108,112)       (53,226)       366,426
                                                                 ----------------------------------------

From capital transactions:
        Net proceeds from units sold                              2,013,087     18,196,300      4,319,262
        Cost of units redeemed                                     (139,519)    (1,673,378)      (537,872)
        Net transfers                                             1,105,706      1,679,515      8,934,524
        Contract maintenance charge                                     193            621            536
                                                                 ----------------------------------------
        Increase in net assets from capital transactions          2,979,467     18,203,058     12,716,450
                                                                 ----------------------------------------

Increase in net assets                                            1,871,355     18,149,832     13,082,876
                                                                 ----------------------------------------

Net assets at beginning of period                                 1,257,019      9,366,928      4,554,261
                                                                 ----------------------------------------
Net assets at end of period                                       3,128,374     27,516,760     17,637,137
                                                                 ========================================

ANALYSIS OF INCREASE (DECREASE)
        IN UNITS OUTSTANDING:
SERIES WITHOUT ENHANCED DEATH BENEFIT:
        Units sold                                                  272,839      1,135,744        251,955
        Units redeemed                                              (17,830)      (112,968)       (28,791)
        Units transferred                                           144,302        207,009        465,744
                                                               ------------------------------------------
Increase in units outstanding                                       399,311      1,229,785        688,908
Beginning units                                                     136,477        473,064        199,210
                                                               ------------------------------------------
Ending units                                                        535,788      1,702,849        888,118
                                                               ==========================================
SERIES WITH ENHANCED DEATH BENEFIT:
        Units sold                                                   62,235        244,703         52,761
        Units redeemed                                               (2,723)        (3,445)        (7,963)
        Units transferred                                            44,600        (74,938)       166,609
                                                               ------------------------------------------
Increase in units outstanding                                       104,112        166,320        211,407
Beginning units                                                      51,147        244,174        126,920
                                                               ------------------------------------------
Ending units                                                        155,259        410,494        338,327
                                                               ==========================================

                                                                    Davis
                                                                   Venture        "Dogs" of      Emerging
                                                                    Value         Wall Street    Markets
                                                                  Portfolio        Portfolio    Portfolio
                                                                  (Class 2)       (Class 2)     (Class 2)
                                                                 ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
        Net investment income (loss)                               (129,925)        33,544        (13,412)

        Net realized gains (losses)                                (362,025)      (109,208)      (107,771)
        Change in net unrealized appreciation
            (depreciation) of investments                        (9,137,832)      (732,616)      (245,787)
                                                                 ----------------------------------------
            Increase (decrease) in net assets from operations    (9,629,782)      (808,280)      (366,970)
                                                                 ----------------------------------------

From capital transactions:
        Net proceeds from units sold                             17,824,978      1,378,358        856,234
        Cost of units redeemed                                     (958,168)       (88,196)       (46,570)
        Net transfers                                            18,491,751      1,812,118        794,035
        Contract maintenance charge                                   1,828            132             39
                                                                 ----------------------------------------
        Increase in net assets from capital transactions         35,360,389      3,102,412      1,603,738
                                                                 ----------------------------------------

Increase in net assets                                           25,730,607      2,294,132      1,236,768
                                                                 ----------------------------------------

Net assets at beginning of period                                12,811,622      1,031,622        205,445
                                                                 ----------------------------------------
Net assets at end of period                                      38,542,229      3,325,754      1,442,213
                                                                 ========================================

ANALYSIS OF INCREASE (DECREASE)
        IN UNITS OUTSTANDING:
SERIES WITHOUT ENHANCED DEATH BENEFIT:
        Units sold                                                  586,468        124,310        107,006
        Units redeemed                                              (32,843)        (7,633)        (3,714)
        Units transferred                                           601,304        130,691         90,190
                                                                 ----------------------------------------
Increase in units outstanding                                     1,154,929        247,368        193,482
Beginning units                                                     385,797         79,435         20,649
                                                                 ----------------------------------------
Ending units                                                      1,540,726        326,803        214,131
                                                                 ========================================
SERIES WITH ENHANCED DEATH BENEFIT:
        Units sold                                                  131,843         14,935         16,539
        Units redeemed                                               (5,398)        (1,015)        (2,084)
        Units transferred                                           147,603         40,757         23,638
                                                                 ----------------------------------------
Increase in units outstanding                                       274,048         54,677         38,093
Beginning units                                                     103,212         26,944         10,799
                                                                 ----------------------------------------
Ending units                                                        377,260         81,621         48,892
                                                                 ========================================

                See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                              FOR NINE MONTHS ENDED
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)
                                   (continued)

                                                                  Federated                             Global
                                                                    Value          Foreign Value         Bond
                                                                  Portfolio          Portfolio        Portfolio
                                                                  (Class 2)         (Class 2) *       (Class 2)
                                                                  ---------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
        Net investment income (loss)                                   11,027              (22)          95,340

        Net realized gains (losses)                                  (172,761)            (260)           1,373
        Change in net unrealized appreciation
            (depreciation) of investments                          (1,984,723)          (1,603)          20,131
                                                                  ---------------------------------------------
            Increase (decrease) in net assets from operations      (2,146,457)          (1,885)         116,844
                                                                  ---------------------------------------------

From capital transactions:
        Net proceeds from units sold                                2,657,520           38,205        1,738,156
        Cost of units redeemed                                       (177,283)          (3,365)        (190,819)
        Net transfers                                               3,607,573            8,687        1,853,169
        Contract maintenance charge                                       432                0               92
                                                                  ---------------------------------------------
        Increase in net assets from capital transactions            6,088,242           43,527        3,400,598
                                                                  ---------------------------------------------

Increase in net assets                                              3,941,785           41,642        3,517,442
                                                                  ---------------------------------------------

Net assets at beginning of period                                   2,733,160                0        1,186,606
                                                                  ---------------------------------------------
Net assets at end of period                                         6,674,945           41,642        4,704,048
                                                                  =============================================

ANALYSIS OF INCREASE (DECREASE)
        IN UNITS OUTSTANDING:
SERIES WITHOUT ENHANCED DEATH BENEFIT:
        Units sold                                                    142,263            2,865           87,828
        Units redeemed                                                 (8,606)              (1)         (11,240)
        Units transferred                                             164,443              487          130,267
                                                                  ---------------------------------------------
Increase in units outstanding                                         298,100            3,351          206,855
Beginning units                                                       109,935                0           42,811
                                                                  ---------------------------------------------
Ending units                                                          408,035            3,351          249,666
                                                                  =============================================
SERIES WITH ENHANCED DEATH BENEFIT:
        Units sold                                                     31,192              845           22,471
        Units redeemed                                                 (2,354)               0             (410)
        Units transferred                                              67,665              447          (12,299)
                                                                  ---------------------------------------------
Increase in units outstanding                                          96,503            1,292            9,762
Beginning units                                                        56,938                0           32,980
                                                                  ---------------------------------------------
Ending units                                                          153,441            1,292           42,742
                                                                  =============================================

                                                                                      Goldman
                                                                     Global             Sachs          Growth
                                                                    Equities          Research       Opportunities
                                                                   Portfolio          Portfolio        Portfolio
                                                                   (Class 2)         (Class 2)         (Class 2)
                                                                   -----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
        Net investment income (loss)                                  (45,881)         (12,398)         (17,412)

        Net realized gains (losses)                                  (360,048)        (262,872)        (494,173)
        Change in net unrealized appreciation
            (depreciation) of investments                          (1,305,229)        (167,626)        (425,453)
                                                                   --------------------------------------------
            Increase (decrease) in net assets from operations      (1,711,158)        (442,896)        (937,038)
                                                                   --------------------------------------------

From capital transactions:
        Net proceeds from units sold                                1,985,006          612,871        1,023,087
        Cost of units redeemed                                       (112,016)         (58,199)        (115,219)
        Net transfers                                               2,848,036          436,219          976,519
        Contract maintenance charge                                       144               66              144
                                                                   --------------------------------------------
        Increase in net assets from capital transactions            4,721,170          990,957        1,884,531
                                                                   --------------------------------------------

Increase in net assets                                              3,010,012          548,061          947,493
                                                                   --------------------------------------------

Net assets at beginning of period                                   1,317,615          669,024          639,647
                                                                   --------------------------------------------
Net assets at end of period                                         4,327,627        1,217,085        1,587,140
                                                                   ============================================

ANALYSIS OF INCREASE (DECREASE)
        IN UNITS OUTSTANDING:
SERIES WITHOUT ENHANCED DEATH BENEFIT:
        Units sold                                                    103,320           70,492          188,545
        Units redeemed                                                 (6,207)          (7,064)         (19,186)
        Units transferred                                             144,168           68,684          167,548
                                                                   --------------------------------------------
Increase in units outstanding                                         241,281          132,112          336,907
Beginning units                                                        58,908           80,875           76,426
                                                                   --------------------------------------------
Ending units                                                          300,189          212,987          413,333
                                                                   ============================================

SERIES WITH ENHANCED DEATH BENEFIT:
        Units sold                                                     20,456           26,644           11,673
        Units redeemed                                                 (1,467)            (834)          (2,640)
        Units transferred                                              34,163            9,259           35,635
                                                                   --------------------------------------------
Increase in units outstanding                                          53,152           35,069           44,668
Beginning units                                                        16,500           12,429           33,659
                                                                   --------------------------------------------
Ending units                                                           69,652           47,498           78,327
                                                                   ============================================

* For the period from August 1, 2002 (inception) to September 30, 2002.

                See accompanying notes to financial statements.

                           VARIABLE SEPARATE ACCOUNT
          (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                             FOR NINE MONTHS ENDED
                               SEPTEMBER 30,2002
                                  (UNAUDITED)
                                  (continued)


                                                                           International
                                                 Growth-     High-Yield     Diversified     International      Marsico    MFS Growth
                                                 Income        Bond          Equities      Growth & Income     Growth      & Income
                                               Portfolio     Portfolio       Portfolio        Portfolio       Portfolio   Portfolio
                                               (Class 2)     (Class 2)       (Class 2)        (Class 2)       (Class 2)   (Class 2)
                                              -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                (19,433)      898,204         (25,620)          (23,967)     (77,086)       (1,520)

     Net realized gains (losses)                (508,894)     (323,728)       (377,590)         (560,989)     (30,944)      (66,939)
     Change in net unrealized appreciation
       (depreciation) of investments          (4,357,926)   (1,433,201)       (299,055)       (1,003,498)  (1,045,166)   (1,876,019)
                                              -------------------------------------------------------------------------------------
       Increase (decrease) in net assets
         from operations                      (4,886,253)     (858,725)       (702,265)       (1,588,454)  (1,153,196)   (1,944,478)
                                              -------------------------------------------------------------------------------------

From capital transactions:
     Net proceeds from units sold              6,972,411     3,083,612       1,044,758         2,952,552    3,579,843     3,708,881
     Cost of units redeemed                     (466,008)     (214,919)        (59,463)         (193,585)    (294,792)     (218,156)
     Net transfers                             8,440,596     1,814,120       1,587,751         2,758,418    5,124,350     3,469,597
     Contract maintenance charge                     236           828              69               216          416           312
                                              -------------------------------------------------------------------------------------
     Increase in net assets from capital
        transactions                          14,947,235     4,683,641       2,573,115         5,517,601    8,409,817     6,960,634
                                              -------------------------------------------------------------------------------------

Increase in net assets                        10,060,982     3,824,916       1,870,850         3,929,147    7,256,621     5,016,156
                                              -------------------------------------------------------------------------------------

Net assets at beginning of period              6,609,174     2,281,296         765,108         1,769,386    2,430,872     2,241,349
                                              -------------------------------------------------------------------------------------
Net assets at end of period                   16,670,156     6,106,212       2,635,958         5,698,533    9,687,493     7,257,505
                                              =====================================================================================
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
SERIES WITHOUT ENHANCED DEATH BENEFIT:
     Units sold                                  230,659       195,209          86,970           170,642      368,500       176,965
     Units redeemed                              (15,903)      (16,152)         (3,277)          (16,377)     (29,426)      (10,248)
     Units transferred                           290,287       166,804         180,662           239,943      467,745       178,314
                                              -------------------------------------------------------------------------------------
Increase in units outstanding                    505,043       345,861         264,355           394,208      806,819       345,031
Beginning units                                  185,367        97,244          34,310           105,112      189,755        80,414
                                              -------------------------------------------------------------------------------------
Ending units                                     690,410       443,105         298,665           499,320      996,574       425,445
                                              =====================================================================================
SERIES WITH ENHANCED DEATH BENEFIT:
     Units sold                                   44,664        60,866          23,078           113,802       48,118        31,952
     Units redeemed                               (2,879)       (1,073)         (1,707)           (2,079)      (3,122)       (2,328)
     Units transferred                            36,105       (30,257)         16,169            42,132      133,135        24,208
                                              -------------------------------------------------------------------------------------
Increase in units outstanding                     77,890        29,536          37,540           153,855      178,131        53,832
Beginning units                                   61,252        85,252          40,781            59,493       95,675        36,242
                                              -------------------------------------------------------------------------------------
Ending units                                     139,142       114,788          78,321           213,348      273,806        90,074
                                              =====================================================================================

                 See accompanying notes to financial statements.

                           VARIABLE SEPARATE ACCOUNT
          (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                             FOR NINE MONTHS ENDED
                               SEPTEMBER 30,2002
                                  (UNAUDITED)
                                  (continued)

                                              MFS Mid Cap     MFS Total       Putnam         Real         Small &        SunAmerica
                                                 Growth         Return        Growth        Estate     Mid-Cap Value      Balanced
                                               Portfolio      Portfolio     Portfolio      Portfolio     Portfolio       Portfolio
                                               (Class 2)      (Class 2)     (Class 2)      (Class 2)    (Class 2) *      (Class 2)
                                              -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                (104,128)      973,310       (40,511)       102,495            (358)      159,648

     Net realized gains (losses)                 (718,963)      (89,626)     (176,750)       (49,754)              2       (94,129)
     Change in net unrealized appreciation
         (depreciation) of investments         (5,727,104)   (5,256,076)    (1,351,483)      (313,113)        (16,811)  (1,290,053)
                                              ------------------------------------------------------------------------------------
         Increase (decrease) in net assets
           from operations                     (6,550,195)   (4,372,392)    (1,568,744)      (260,372)        (17,167)  (1,224,534)
                                              ------------------------------------------------------------------------------------

From capital transactions:
     Net proceeds from units sold               5,821,244    15,978,499     2,061,231      1,970,981         171,846     2,640,509
     Cost of units redeemed                      (276,163)   (1,009,443)     (173,561)       (86,720)       (208,827)     (235,379)
     Net transfers                              5,507,951    20,292,650     2,432,030      3,713,297         310,679     4,750,267
     Contract maintenance charge                      634         1,490           247            213               0           569
                                              ------------------------------------------------------------------------------------
     Increase in net assets from capital
        transactions                           11,053,666    35,263,196     4,319,947      5,597,771         273,698     7,155,966
                                              ------------------------------------------------------------------------------------

Increase in net assets                          4,503,471    30,890,804     2,751,203      5,337,399         256,531     5,931,432
                                              ------------------------------------------------------------------------------------

Net assets at beginning of period               5,179,824     9,452,844     1,818,338      1,022,694               0     2,577,878
                                              ------------------------------------------------------------------------------------
Net assets at end of period                     9,683,295    40,343,648     4,569,541      6,360,093         256,531     8,509,310
                                              ====================================================================================
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
SERIES WITHOUT ENHANCED DEATH BENEFIT:

     Units sold                                   468,212       600,469        99,955        118,869           5,636       164,473
     Units redeemed                               (26,643)      (39,269)       (9,801)        (5,945)            (29)      (15,309)
     Units transferred                            469,778       805,271       140,620        226,958          19,614       270,938
                                              ------------------------------------------------------------------------------------
Increase in units outstanding                     911,347     1,366,471       230,774        339,882          25,221       420,102
Beginning units                                   277,704       332,143        72,747         58,962               0       125,620
                                              ------------------------------------------------------------------------------------
Ending units                                    1,189,051     1,698,614       303,521        398,844          25,221       545,722
                                              ====================================================================================
SERIES WITH ENHANCED DEATH BENEFIT:
     Units sold                                    97,360       155,773        17,811         46,670             663         21,029
     Units redeemed                                (2,734)       (5,027)         (848)        (1,094)              0         (1,726)
     Units transferred                             92,349       166,058         3,740         75,835           2,064         68,806
                                              -------------------------------------------------------------------------------------
Increase in units outstanding                     186,975       316,804        20,703        121,411           2,727         88,109
Beginning units                                   108,730       113,416        22,607         31,283               0         46,186
                                              -------------------------------------------------------------------------------------
Ending units                                      295,705       430,220        43,310        152,694           2,727        134,295
                                              =====================================================================================

* For the period from August 1, 2002 (inception) to September 30, 2002.

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                              FOR NINE MONTHS ENDED
                                SEPTEMBER 30,2002
                                   (UNAUDITED)
                                   (continued)

                                                               Telecom      Worldwide                  Conservative     Strategic
                                               Technology      Utility     High Income      Balanced      Growth         Growth
                                                Portfolio     Portfolio     Portfolio      Portfolio    Portfolio       Portfolio
                                                (Class 2)     (Class 2)     (Class 2)      (Class A)    (Class A)       (Class A)
                                               ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:

   Net investment income (loss)                   (19,732)       97,261       163,515         68,813         95,806        42,114

    Net realized gains (losses)                  (189,291)      (36,849)      (44,069)       (35,690)       (42,564)      (23,936)
    Change in net unrealized appreciation
         (depreciation) of investments         (1,308,534)     (347,027)     (264,342)      (978,941)    (1,137,208)     (489,243)
                                               ----------------------------------------------------------------------------------
         Increase (decrease) in net assets
             from operations                   (1,517,557)     (286,615)     (144,896)      (945,818)    (1,083,966)     (471,065)
                                               ----------------------------------------------------------------------------------

From capital transactions:
     Net proceeds from units sold               1,394,859       576,301       830,347      4,784,005      2,565,894       733,532
     Cost of units redeemed                      (125,723)      (30,983)      (30,913)      (242,299)      (310,024)      (52,491)
     Net transfers                                837,129       253,646        20,106      3,236,305      3,135,348     1,058,416
     Contract maintenance charge                       91            73            27            272            154           132
                                               ----------------------------------------------------------------------------------
     Increase in net assets from capital
        transactions                            2,106,356       799,037       819,567      7,778,283      5,391,372     1,739,589
                                               ----------------------------------------------------------------------------------

Increase in net assets                            588,799       512,422       674,671      6,832,465      4,307,406     1,268,524
                                               ----------------------------------------------------------------------------------

Net assets at beginning of period                 895,067       467,031       563,989      1,156,540      1,195,606       486,390
                                               ----------------------------------------------------------------------------------
Net assets at end of period                     1,483,866       979,453     1,238,660      7,989,005      5,503,012     1,754,914
                                               ==================================================================================
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
SERIES WITHOUT ENHANCED DEATH BENEFIT:
     Units sold                                   309,352        46,544        42,227        528,959        260,619        77,538
     Units redeemed                               (22,462)       (1,304)       (1,726)       (14,810)       (24,911)       (3,529)
     Units transferred                            187,498        17,236        16,952        344,426        384,234        78,906
                                               ----------------------------------------------------------------------------------
Increase in units outstanding                     474,388        62,476        57,453        858,575        619,942       152,915
Beginning units                                   173,009        27,940         8,284        125,651        107,894        18,868
                                               ----------------------------------------------------------------------------------
Ending units                                      647,397        90,416        65,737        984,226        727,836       171,783
                                               ==================================================================================
SERIES WITH ENHANCED DEATH BENEFIT:
     Units sold                                   193,907        10,948        16,087        124,050         67,205        10,830
     Units redeemed                                (1,317)         (943)         (499)          (259)          (342)       (1,556)
     Units transferred                            110,323         8,892       (16,503)       111,116         52,446        57,450
                                               ----------------------------------------------------------------------------------
Increase in units outstanding                     302,913        18,897          (915)       234,907        119,309        66,724
Beginning units                                    86,449        12,637        31,183         27,799         42,760        36,506
                                               ----------------------------------------------------------------------------------
Ending units                                      389,362        31,534        30,268        262,706        162,069       103,230
                                               ==================================================================================

                 See accompanying notes to financial statements.

                           VARIABLE SEPARATE ACCOUNT
          (Portion relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                             FOR NINE MONTHS ENDED
                               SEPTEMBER 30,2002
                                  (UNAUDITED)
                                  (continued)

                                                                                         Lord Abbett
                                                               Emerging    Growth &        Growth &
                                                 Comstock       Growth      Income          Income
                                                Portfolio     Portfolio    Portfolio      Portfolio
                                               (Class II)     (Class II)  (Class II)     (Class VC)*
                                               -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:

     Net investment income (loss)                 (50,568)      (14,926)      (17,933)           (53)

      Net realized gains (losses)                 (84,308)      (32,773)      (56,104)           (18)
      Change in net unrealized appreciation
        (depreciation) of investments          (2,518,583)     (524,232)     (807,044)        (3,911)
                                               -----------------------------------------------------
        Increase (decrease) in net assets
           from operations                     (2,653,459)     (571,931)     (881,081)        (3,982)
                                               -----------------------------------------------------
From capital transactions:

     Net proceeds from units sold               5,432,756     1,608,823     3,389,753         15,145
     Cost of units redeemed                      (297,272)     (102,888)     (266,751)          (590)
     Net transfers                              5,765,710       861,989     1,622,304         44,023
     Contract maintenance charge                       19             3            20              0
                                               -----------------------------------------------------
     Increase in net assets from capital
           transactions                        10,901,213     2,367,927     4,745,326         58,578
                                               -----------------------------------------------------

Increase in net assets                          8,247,754     1,795,996     3,864,245         54,596
                                               -----------------------------------------------------

Net assets at beginning of period                 950,629       258,489       148,219              0
                                               -----------------------------------------------------
Net assets at end of period                     9,198,383     2,054,485     4,012,464         54,596
                                               =====================================================
ANALYSIS OF INCREASE (DECREASE)
       IN UNITS OUTSTANDING:
SERIES WITHOUT ENHANCED DEATH BENEFIT:

       Units sold                                 463,409       147,017       279,647          1,775
       Units redeemed                             (17,243)       (4,270)      (10,862)             0
       Units transferred                          463,760        73,148       119,078          4,073
                                               -----------------------------------------------------
Increase in units outstanding                     909,926       215,895       387,863          5,848
Beginning units                                    64,170        19,408        12,511              0
                                               -----------------------------------------------------
Ending units                                      974,096       235,303       400,374          5,848
                                               =====================================================
SERIES WITH ENHANCED DEATH BENEFIT:
       Units sold                                  92,166        20,802        44,190             35
       Units redeemed                              (2,071)         (405)       (1,394)             0
       Units transferred                          167,594        26,743        45,765          1,413
                                               -----------------------------------------------------
Increase in units outstanding                     257,689        47,140        88,561          1,448
Beginning units                                    28,740         5,379         1,560              0
                                               -----------------------------------------------------
Ending units                                      286,429        52,519        90,121          1,448
                                               =====================================================

 * For the period from August 1, 2002 (inception) to September 30, 2002.

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
             (Portion relating to POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                                FOR PERIOD ENDED
                                SEPTEMBER 30,2001
                                   (UNAUDITED)

                                                                Government
                                                  Capital           and                        Natural     Aggressive     Alliance
                                               Appreciation    Quality Bond      Growth       Resources      Growth        Growth
                                                 Portfolio      Portfolio       Portfolio     Portfolio    Portfolio      Portfolio
                                                (Class 2)*      (Class 2)*      (Class 2)*    (Class 2)*   (Class 2)*     (Class 2)*
                                               ------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)               $      503      $   38,253      $   (332)     $     30      $   (695)   $   (2,193)

      Net realized gains (losses)                   277,184              55        67,987         3,242           (20)           (9)
      Change in net unrealized appreciation
          (depreciation) of investments            (410,728)        (25,149)     (101,723)       (9,640)      (66,779)      (78,314)
                                                 ----------------------------------------------------------------------------------
          Increase (decrease) in net assets
             from operations                       (133,041)         13,159       (34,068)       (6,368)      (67,494)      (80,516)
                                                 ----------------------------------------------------------------------------------

From capital transactions:
      Net proceeds from units sold                1,616,824       1,450,910       713,171       142,569       428,257     1,647,590
      Cost of units redeemed                           (455)         (1,784)         (841)          (14)         (185)         (832)
      Net transfers                                 225,823         142,689       128,007        14,223        17,120       180,428
      Contract maintenance charges                        0               0             0             0             0             0
                                                 ----------------------------------------------------------------------------------
      Increase in net assets from capital
          transactions                            1,842,192       1,591,815       840,337       156,778       445,192     1,827,186
                                                 ----------------------------------------------------------------------------------

Increase in net assets                            1,709,151       1,604,974       806,269       150,410       377,698     1,746,670
                                                 ----------------------------------------------------------------------------------

Net assets at beginning of period                         0               0             0             0             0             0
                                                 ----------------------------------------------------------------------------------
Net assets at end of period                      $1,709,151      $1,604,974      $806,269      $150,410      $377,698    $1,746,670
                                                 ==================================================================================

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
SERIES WITHOUT ENHANCED DEATH BENEFIT:
      Units sold                                     33,759          54,571        23,465         3,011        18,991        35,917
      Units redeemed                                    (15)           (108)          (31)           (1)          (14)          (28)
      Units transferred                               5,700           6,728         3,361           839           924         5,177
                                               ------------------------------------------------------------------------------------
Increase in units outstanding                        39,444          61,191        26,795         3,849        19,901        41,066
Beginning units                                           0               0             0             0             0             0
                                               ------------------------------------------------------------------------------------
Ending units                                         39,444          61,191        26,795         3,849        19,901        41,066
                                               ====================================================================================
SERIES WITH ENHANCED DEATH BENEFIT:
      Units sold                                     17,948          40,462         4,632         7,763        11,059        19,230
      Units redeemed                                      0              (9)            0             0             0             0
      Units transferred                               1,961           2,617         1,782           235           466         1,238
                                               ------------------------------------------------------------------------------------
Increase in units outstanding                        19,909          43,070         6,414         7,998        11,525        20,468
Beginning units                                           0               0             0             0             0             0
                                               ------------------------------------------------------------------------------------
Ending units                                         19,909          43,070         6,414         7,998        11,525        20,468
                                               ====================================================================================

* For the period from July 9, 2001 (inception) to September 30, 2001.

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)

                       STATEMENT OF CHANGES IN NET ASSETS
                                FOR PERIOD ENDED
                                SEPTEMBER 30,2001
                                   (UNAUDITED)
                                   (continued)


                                                  Blue Chip     Cash         Corporate     Davis Venture   "Dogs" of      Emerging
                                                   Growth     Management      Bond            Value        Wall Street     Markets
                                                  Portfolio    Portfolio     Portfolio       Portfolio      Portfolio     Portfolio
                                                  (Class 2)*   (Class 2)*    (Class 2)*      (Class 2)*     (Class 2)*    (Class 2)*
                                               -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)               ($    487)  ($    4,461)     ($ 1,092)      ($   3,668)      ($   133)    ($     93)

     Net realized gains (losses)                     (213)        2,092             6             (300)            (4)          (79)
     Change in net unrealized appreciation
         (depreciation) of investments            (33,034)        6,414        (4,277)        (156,427)        (5,044)       (6,720)
                                                 ----------------------------------------------------------------------------------
         Increase (decrease) in net assets
           from operations                        (33,734)        4,045        (5,363)        (160,395)        (5,181)       (6,892)
                                                 ----------------------------------------------------------------------------------

From capital transactions:
     Net proceeds from units sold                 305,705     3,066,887       829,918        2,432,564        112,662        73,267
     Cost of units redeemed                          (212)       (8,204)       (1,506)          (3,351)           (11)          (63)
     Net transfers                                     39      (430,260)      168,219          410,986         10,776        (9,144)
     Contract maintenance charges                       0             0             0                0              0             0
                                                 ----------------------------------------------------------------------------------
     Increase in net assets from capital
       transactions                               305,532     2,628,423       996,631        2,840,199        123,427        64,060
                                                 ----------------------------------------------------------------------------------

Increase in net assets                            271,798     2,632,468       991,268        2,679,804        118,246        57,168
                                                 ----------------------------------------------------------------------------------

Net assets at beginning of period                       0             0             0                0              0             0
                                                 ----------------------------------------------------------------------------------
Net assets at end of period                      $271,798    $2,632,468      $991,268       $2,679,804       $118,246      $ 57,168
                                                 ==================================================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
SERIES WITHOUT ENHANCED DEATH BENEFIT:
     Units sold                                    33,726       121,626        34,798           67,661          7,680         9,333
     Units redeemed                                   (32)          (12)         (100)             (84)            (1)          (10)
     Units transferred                               (242)      (33,939)        7,595           10,637            788        (1,529)
                                                 ----------------------------------------------------------------------------------
Increase in units outstanding                      33,452        87,675        42,293           78,214          8,467         7,794
Beginning units                                         0             0             0                0              0             0
                                                 ----------------------------------------------------------------------------------
Ending units                                       33,452        87,675        42,293           78,214          8,467         7,794
                                                 ==================================================================================
SERIES WITH ENHANCED DEATH BENEFIT:
     Units sold                                    11,592       113,710        24,775           28,776          4,702         2,941
     Units redeemed                                     0          (617)           (8)             (52)             0             0
     Units transferred                                502           914         4,431            6,435            430           142
                                                 ----------------------------------------------------------------------------------
Increase in units outstanding                      12,094       114,007        29,198           35,159          5,132         3,083
Beginning units                                         0             0             0                0              0             0
                                                 ----------------------------------------------------------------------------------
Ending units                                       12,094       114,007        29,198           35,159          5,132         3,083
                                                 ==================================================================================

      * For the period from July 9, 2001 (inception) to September 30, 2001.

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)

                       STATEMENT OF CHANGES IN NET ASSETS
                                FOR PERIOD ENDED
                               SEPTEMBER 30, 2001
                                   (UNAUDITED)
                                   (continued)

                                                                                        Goldman
                                                Federated      Global       Global       Sachs         Growth          Growth-
                                                  Value         Bond       Equities     Research    Opportunities      Income
                                                Portfolio     Portfolio    Portfolio   Portfolio       Portfolio      Portfolio
                                               (Class 2)*    (Class 2)*   (Class 2)*   (Class 2)*     (Class 2)*     (Class 2)*
                                               -------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                 ($     767)  ($     330)  ($     529)  ($     237)    ($     219)   ($    1,818)

  Net realized gains (losses)                      (1,530)         312      (39,767)         (16)          (622)            (7)
  Change in net unrealized appreciation
    (depreciation) of investments                 (25,834)         957        4,165      (19,950)       (16,723)      (120,839)
                                               -------------------------------------------------------------------------------
    Increase (decrease) in net assets
      from operations                             (28,131)         939      (36,131)     (20,203)       (17,564)      (122,664)
                                               -------------------------------------------------------------------------------

From capital transactions:
    Net proceeds from units sold                  610,660      163,285      203,186      153,818        159,226      1,350,745
    Cost of units redeemed                           (199)        (139)      (1,205)        (399)           (50)        (2,782)
    Net transfers                                  29,625         (942)     333,745       44,061         (2,110)       207,832
    Contract maintenance charges                        0            0            0            0              0              0
                                               -------------------------------------------------------------------------------
    Increase in net assets from capital
      transactions                                640,086      162,204      535,726      197,480        157,066      1,555,795
                                               -------------------------------------------------------------------------------

Increase in net assets                            611,955      163,143      499,595      177,277        139,502      1,433,131
                                               -------------------------------------------------------------------------------

Net assets at beginning of period                       0            0            0            0              0              0
                                               -------------------------------------------------------------------------------
Net assets at end of period                    $  611,955    $ 163,143    $ 499,595    $ 177,277      $ 139,502     $1,433,131
                                               ===============================================================================

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
SERIES WITHOUT ENHANCED DEATH BENEFIT:
    Units sold                                     15,200        3,604        8,778       19,277         13,940         32,962
    Units redeemed                                    (13)           0          (67)         (56)            (9)          (101)
    Units transferred                               4,480         (196)      19,553        6,723           (480)         6,539
                                               -------------------------------------------------------------------------------
Increase in units outstanding                      19,667        3,408       28,264       25,944         13,451         39,400
Beginning units                                         0            0            0            0              0              0
                                               -------------------------------------------------------------------------------
Ending units                                       19,667        3,408       28,264       25,944         13,451         39,400
                                               ===============================================================================
SERIES WITH ENHANCED DEATH BENEFIT:
    Units sold                                     23,115        6,860        3,517        1,897         14,498         18,282
    Units redeemed                                      0           (9)           0            0              0              0
    Units transferred                              (2,333)         136        1,211           81            378          2,488
                                               -------------------------------------------------------------------------------
Increase in units outstanding                      20,782        6,987        4,728        1,978         14,876         20,770
Beginning units                                         0            0            0            0              0              0
                                               -------------------------------------------------------------------------------
Ending units                                       20,782        6,987        4,728        1,978         14,876         20,770
                                               ===============================================================================

* For the period from July 9, 2001 (inception) to September 30, 2001.

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)

                       STATEMENT OF CHANGES IN NET ASSETS
                                FOR PERIOD ENDED
                               SEPTEMBER 30, 2001
                                   (UNAUDITED)
                                   (continued)

                                                         International
                                            High-Yield    Diversified    International      Marsico      MFS Growth      MFS Mid Cap
                                               Bond         Equities    Growth & Income     Growth        & Income         Growth
                                             Portfolio     Portfolio       Portfolio       Portfolio     Portfolio       Portfolio
                                            (Class 2)*    (Class 2)*       (Class 2)*      (Class 2)*    (Class 2)*      (Class 2)*
                                            ----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)              ($    434)    ($    203)      ($      913)     ($  1,003)     ($    795)    ($    1,482)

  Net realized gains (losses)                       6         2,002           (35,196)           (18)          (196)         (5,287)
  Change in net unrealized appreciation
    (depreciation) of investments             (15,057)       (5,563)          (15,770)       (35,657)       (34,440)       (183,178)
                                            ---------------------------------------------------------------------------------------
    Increase (decrease) in net assets
     from operations                          (15,485)       (3,764)          (51,879)       (36,678)       (35,431)       (189,947)
                                            ---------------------------------------------------------------------------------------

From capital transactions:
    Net proceeds from units sold              228,311       150,036           479,064        704,175        647,896       1,249,007
    Cost of units redeemed                       (927)            0              (114)          (993)          (231)           (502)
    Net transfers                             126,525         5,236           273,368         68,243         30,634         126,540
    Contract maintenance charges                    0             0                 0              0              0               0
                                            ---------------------------------------------------------------------------------------
    Increase in net assets from capital
     transactions                             353,909       155,272           752,318        771,425        678,299       1,375,045
                                            ---------------------------------------------------------------------------------------

Increase in net assets                        338,424       151,508           700,439        734,747        642,868       1,185,098
                                           ----------------------------------------------------------------------------------------

Net assets at beginning of period                   0             0                 0              0              0               0
                                            ---------------------------------------------------------------------------------------
Net assets at end of period                  $338,424      $151,508        $  700,439       $734,747       $642,868      $1,185,098
                                            =======================================================================================

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
SERIES WITHOUT ENHANCED DEATH BENEFIT:
    Units sold                                  9,378         8,750            26,794         58,868         25,292          57,455
    Units redeemed                                (71)            0               (10)          (123)           (12)            (40)
    Units transferred                           7,187           481            25,237          7,739            427           8,445
                                            ---------------------------------------------------------------------------------------
Increase in units outstanding                  16,494         9,231            52,021         66,484         25,707          65,860
Beginning units                                     0             0                 0              0              0               0
                                            ---------------------------------------------------------------------------------------
Ending units                                   16,494         9,231            52,021         66,484         25,707          65,860
                                            =======================================================================================
SERIES WITH ENHANCED DEATH BENEFIT:
    Units sold                                  8,378         5,509            16,504         27,628          9,004          43,215
    Units redeemed                                  0             0                 0              0              0               0
    Units transferred                           2,667           195             1,019          1,083          1,290           2,521
                                            ---------------------------------------------------------------------------------------
Increase in units outstanding                  11,045         5,704            17,523         28,711         10,294          45,736
Beginning units                                     0             0                 0              0              0               0
                                            ---------------------------------------------------------------------------------------
Ending units                                   11,045         5,704            17,523         28,711         10,294          45,736
                                            =======================================================================================

* For the period from July 9, 2001 (inception) to September 30, 2001.

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)

                       STATEMENT OF CHANGES IN NET ASSETS
                                FOR PERIOD ENDED
                               SEPTEMBER 30, 2001
                                   (UNAUDITED)
                                   (continued)

                                            MFS Total         Putnam        Real          SunAmerica                     Telecom
                                              Return          Growth       Estate          Balanced      Technology      Utility
                                            Portfolio       Portfolio    Portfolio        Portfolio     Portfolio       Portfolio
                                            (Class 2)*      (Class 2)*   (Class 2)*       (Class 2)*     (Class 2)*     (Class 2)*
                                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)            ($    2,452)     ($    558)   ($      313)     ($    915)     ($    285)     ($    112)

  Net realized gains (losses)                       1           (297)            (7)        (6,638)           (29)            16
  Change in net unrealized appreciation
    (depreciation) of investments             (37,455)       (34,806)        (8,359)       (26,145)       (45,001)        (1,334)
                                          --------------------------------------------------------------------------------------
    Increase (decrease) in net assets
     from operations                          (39,906)       (35,661)        (8,679)       (33,698)       (45,315)        (1,430)
                                          --------------------------------------------------------------------------------------

From capital transactions:
    Net proceeds from units sold            1,719,940        354,376        213,085        594,204        232,295         84,156
    Cost of units redeemed                     (4,774)          (580)          (145)        (1,894)            (4)          (587)
    Net transfers                             256,086         41,335         81,564         17,637         13,184          7,656
    Contract maintenance charges                    0              0              0              0              0              0
                                          --------------------------------------------------------------------------------------
    Increase in net assets from capital
       transactions                         1,971,252        395,131        294,504        609,947        245,475         91,225
                                          --------------------------------------------------------------------------------------

Increase in net assets                      1,931,346        359,470        285,825        576,249        200,160         89,795
                                          --------------------------------------------------------------------------------------

Net assets at beginning of period                   0              0              0              0              0              0
                                          --------------------------------------------------------------------------------------
Net assets at end of period                $1,931,346       $359,470     $  285,825       $576,249       $200,160       $ 89,795
                                          ======================================================================================

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
SERIES WITHOUT ENHANCED DEATH BENEFIT:
    Units sold                                 57,108         13,327         10,764         20,283         50,537          5,622
    Units redeemed                               (232)           (32)             0            (46)            (1)           (47)
    Units transferred                           9,504          1,978          5,398            146          3,784            226
                                          --------------------------------------------------------------------------------------
Increase in units outstanding                  66,380         15,273         16,162         20,383         54,320          5,801
Beginning units                                     0              0              0              0              0              0
                                          --------------------------------------------------------------------------------------
Ending units                                   66,380         15,273         16,162         20,383         54,320          5,801
                                          ======================================================================================
SERIES WITH ENHANCED DEATH BENEFIT:
    Units sold                                 26,235          5,088          8,376         19,545         26,188          1,358
    Units redeemed                                  0              0            (12)           (88)             0              0
    Units transferred                           3,260            357          2,135          1,064            846            412
                                          --------------------------------------------------------------------------------------
Increase in units outstanding                  29,495          5,445         10,499         20,521         27,034          1,770
Beginning units                                     0              0              0              0              0              0
                                          --------------------------------------------------------------------------------------
Ending units                                   29,495          5,445         10,499         20,521         27,034          1,770
                                          ======================================================================================

* For the period from July 9, 2001 (inception) to September 30, 2001.

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion relating to the POLARIS PLATINUM Variable Annuity)

                       STATEMENT OF CHANGES IN NET ASSETS
                                FOR PERIOD ENDED
                               SEPTEMBER 30, 2001
                                   (UNAUDITED)
                                   (continued)

                                             Worldwide                   Conservative     Strategic
                                            High Income     Balanced        Growth         Growth
                                             Portfolio      Portfolio      Portfolio      Portfolio
                                            (Class 2)*     (Class A)*     (Class A)*     (Class A)*
                                            -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)              ($     90)     ($    145)     ($    333)     ($     85)

  Net realized gains (losses)                      (1)             0         (3,622)          (928)
  Change in net unrealized appreciation
    (depreciation) of investments              (2,666)        (1,443)       (10,542)        (3,593)
                                            ------------------------------------------------------
    Increase (decrease) in net assets
     from operations                           (2,757)        (1,588)       (14,497)        (4,606)
                                            ------------------------------------------------------

From capital transactions:
    Net proceeds from units sold               44,914        190,142        202,550         74,168
    Cost of units redeemed                          0            (24)        (7,821)           (94)
    Net transfers                               7,221         19,963        (37,450)        (9,012)
    Contract maintenance charges                    0              0              0              0
                                            ------------------------------------------------------
    Increase in net assets from capital
     transactions                              52,135        210,081        157,279         65,062
                                            ------------------------------------------------------

Increase in net assets                         49,378        208,493        142,782         60,456
                                            ------------------------------------------------------

Net assets at beginning of period                   0              0              0              0
                                            ------------------------------------------------------
Net assets at end of period                  $ 49,378       $208,493       $142,782       $ 60,456
                                            ======================================================

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
SERIES WITHOUT ENHANCED DEATH BENEFIT:
    Units sold                                    414         25,751         16,284          5,256
    Units redeemed                                  0             (3)          (118)             0
    Units transferred                             164          2,084         (5,798)        (1,360)
                                            ------------------------------------------------------
Increase in units outstanding                     578         27,832         10,368          3,896
Beginning units                                     0              0              0              0
                                            ------------------------------------------------------
Ending units                                      578         27,832         10,368          3,896
                                            ======================================================
SERIES WITH ENHANCED DEATH BENEFIT:
    Units sold                                  2,737            905          8,464          3,390
    Units redeemed                                  0              0              0              0
    Units transferred                             345            702            724            375
                                            ------------------------------------------------------
Increase in units outstanding                   3,082          1,607          9,188          3,765
Beginning units                                     0              0              0              0
                                            ------------------------------------------------------
Ending units                                    3,082          1,607          9,188          3,765
                                            ======================================================

* For the period from July 9, 2001 (inception) to September 30, 2001.

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS PLATINUM VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                   (UNAUDITED)

                          NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION

         Variable Separate Account of AIG SunAmerica Life Assurance Company (the "Separate Account") is a segregated investment account of AIG SunAmerica Life Assurance Company (DBA Anchor National Life Insurance Company), (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG SunAmerica, the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company for 2002. Effective March 1, 2003, the Company is using its new name exclusively. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

         The Separate Account contracts are sold through the Company's wholly-owned or affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

         The Separate Account is composed of forty variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: (1) four Class 2 currently available investment portfolios of Anchor Series Trust ("Anchor Trust"), (2) twenty-nine Class 2 currently available investment portfolios of SunAmerica Series Trust ("SunAmerica Trust"), (3) three Class A currently available investment portfolios of the WM Variable Trust ("WM Trust"), (4) three Class II currently available investment portfolios of the Van Kampen Life Investment Trust ("Van Kampen Trust"), or (5) one currently available Lord Abbett Series Fund, Inc. (Lord Abbett Trust). The Anchor Trust, the SunAmerica Trust, the WM Trust, the Van Kampen Trust and the Lord Abbett Trust (the "Trusts") are all diversified, open-end investment companies, which retain investment advisers to assist in the investment of the Trusts. The participant may elect to have payments allocated to any of the available guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participant to the forty Variable Accounts and do not include balances allocated to the General Account.

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS PLATINUM VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                   (UNAUDITED)

                          NOTES TO FINANCIAL STATEMENTS

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the fair value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

         FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

         USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2001

                                                                            Government
                                                              Capital          and                            Natural
                                                            Appreciation   Quality Bond        Growth        Resources
                                                             Portfolio       Portfolio       Portfolio       Portfolio
                                                            -----------------------------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at market value                                     $ 9,418,970     $11,912,127     $ 4,017,264     $   534,887
     Investments in SunAmerica Series Trust,
        at market value                                               0               0               0               0
     Investments in WM Variable Trust,
        at market value                                               0               0               0               0
     Investments in Van Kampen Life Investment Trust,
        at market value                                               0               0               0               0

Liabilities                                                           0               0               0               0
                                                            -----------------------------------------------------------

Net Assets                                                  $ 9,418,970     $11,912,127     $ 4,017,264     $   534,887
                                                            ===========================================================

Accumulation units outstanding                                  277,868         777,460         147,537          37,307
                                                            ===========================================================

Contracts without enhanced death benefit:

     Net Assets                                             $ 7,384,300     $ 9,260,995     $ 3,116,959     $   364,320

     Accumulation units outstanding                             216,908         604,398         114,458          25,385

     Unit value of accumulation units                       $     33.91     $     15.32     $     27.23     $     14.35

Contracts with enhanced death benefit:

     Net Assets                                             $ 2,034,670     $ 2,651,132     $   900,305     $   170,567

     Accumulation units outstanding                              60,960         173,062          33,079          11,922

     Unit value of accumulation units                       $     33.89     $     15.32     $     27.22     $     14.31

                                                             Aggressive      Alliance        Blue Chip
                                                               Growth         Growth          Growth
                                                             Portfolio       Portfolio       Portfolio
                                                           --------------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at market value                                     $         0     $         0     $         0
     Investments in SunAmerica Series Trust,
        at market value                                       1,567,299       9,359,235       1,257,019
     Investments in WM Variable Trust,
        at market value                                               0               0               0
     Investments in Van Kampen Life Investment Trust,
        at market value                                               0               0               0

Liabilities                                                           0               0               0
                                                           --------------------------------------------

Net Assets                                                  $ 1,567,299     $ 9,359,235     $ 1,257,019
                                                            ===========================================

Accumulation units outstanding                                  115,034         288,450         187,624
                                                            ===========================================

Contracts without enhanced death benefit:

     Net Assets                                             $ 1,012,676     $ 7,447,969     $   914,579

     Accumulation units outstanding                              74,319         229,450         136,477

     Unit value of accumulation units                       $     13.63     $     32.46     $      6.70

Contracts with enhanced death benefit:

     Net Assets                                             $   554,623     $ 1,911,266     $   342,440

     Accumulation units outstanding                              40,715          59,000          51,147

     Unit value of accumulation units                       $     13.62     $     32.40     $      6.70

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2001
                                   (Continued)

                                                                Cash         Corporate         Davis         "Dogs" of
                                                             Management        Bond        Venture Value    Wall Street
                                                             Portfolio       Portfolio       Portfolio       Portfolio
                                                            -----------------------------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at market value                                     $         0     $         0     $         0     $         0
     Investments in SunAmerica Series Trust,
        at market value                                       9,366,928       4,554,261      12,811,622       1,031,622
     Investments in WM Variable Trust,
        at market value                                               0               0               0               0
     Investments in Van Kampen Life Investment Trust,
        at market value                                               0               0               0               0

Liabilities                                                           0               0               0               0
                                                            -----------------------------------------------------------

Net Assets                                                  $ 9,366,928     $ 4,554,261     $12,811,622     $ 1,031,622
                                                            ===========================================================

Accumulation units outstanding                                  717,238         326,130         489,009         106,379
                                                            ===========================================================

Contracts without enhanced death benefit:

     Net Assets                                             $ 6,176,807     $ 2,783,463     $10,110,247     $   770,775

     Accumulation units outstanding                             473,064         199,210         385,797          79,435

     Unit value of accumulation units                       $     13.06     $     13.97     $     26.21     $      9.70

Contracts with enhanced death benefit:

     Net Assets                                             $ 3,190,121     $ 1,770,798     $ 2,701,375     $   260,847

     Accumulation units outstanding                             244,174         126,920         103,212          26,944

     Unit value of accumulation units                       $     13.06     $     13.95     $     26.17     $      9.68

                                                             Emerging       Federated         Global
                                                              Markets         Value            Bond
                                                             Portfolio      Portfolio        Portfolio
                                                           --------------------------------------------
Assets:
     Investments in Anchor Series Trust,
         at market value                                    $         0     $         0     $         0
     Investments in SunAmerica Series Trust,
        at market value                                         205,445       2,733,160       1,186,606
     Investments in WM Variable Trust,
        at market value                                               0               0               0
     Investments in Van Kampen Life Investment Trust,
        at market value                                               0               0               0

Liabilities                                                           0               0               0
                                                            -------------------------------------------

Net Assets                                                  $   205,445     $ 2,733,160     $ 1,186,606
                                                            ===========================================

Accumulation units outstanding                                   31,448         166,873          75,791
                                                            ===========================================

Contracts without enhanced death benefit:

     Net Assets                                             $   134,915     $ 1,800,737     $   670,491

     Accumulation units outstanding                              20,649         109,935          42,811

     Unit value of accumulation units                       $      6.53     $     16.38     $     15.66

Contracts with enhanced death benefit:

     Net Assets                                             $    70,530     $   932,423     $   516,115

     Accumulation units outstanding                              10,799          56,938          32,980

     Unit value of accumulation units                       $      6.53     $     16.38     $     15.65

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2001
                                   (Continued)

                                                                        Goldman
                                                            Global       Sachs         Growth-         Growth
                                                           Equities     Research       Income      Opportunities
                                                          Portfolio     Portfolio     Portfolio      Portfolio
                                                        --------------------------------------------------------
Assets:
   Investments in Anchor Series Trust,
      at market value                                   $         0     $       0    $         0    $          0
   Investments in SunAmerica Series Trust,
      at market value                                     1,317,615       669,024      6,609,174         639,647
   Investments in WM Variable Trust,
      at market value                                             0             0              0               0
   Investments in Van Kampen Life Investment Trust,
      at market value                                             0             0              0               0

Liabilities                                                       0             0              0               0
                                                        --------------------------------------------------------

Net Assets                                              $ 1,317,615     $ 669,024    $ 6,609,174    $    639,647
                                                        ========================================================

Accumulation units outstanding                               75,408        93,304        246,619         110,085
                                                        ========================================================

Contracts without enhanced death benefit:

   Net Assets                                           $ 1,029,709     $ 579,916    $ 4,967,957    $    444,281

   Accumulation units outstanding                            58,908        80,875        185,367          76,426

   Unit value of accumulation units                     $     17.48     $    7.17    $     26.80    $       5.81

Contracts with enhanced death benefit:

   Net Assets                                           $   287,906     $  89,108    $ 1,641,217    $    195,366

   Accumulation units outstanding                            16,500        12,429         61,252          33,659

   Unit value of accumulation units                     $     17.45     $    7.17    $     26.79    $       5.80

                                                                        International
                                                        High-Yield       Diversified     International
                                                          Bond            Equities      Growth & Income
                                                        Portfolio         Portfolio        Portfolio
                                                        -----------------------------------------------
Assets:
   Investments in Anchor Series Trust,
      at market value                                   $         0     $       0       $             0
   Investments in SunAmerica Series Trust,
      at market value                                     2,281,296       765,108             1,769,386
   Investments in WM Variable Trust,
      at market value                                             0             0                     0
   Investments in Van Kampen Life Investment Trust,
      at market value                                             0             0                     0

Liabilities                                                       0             0                     0
                                                        -----------------------------------------------

Net Assets                                              $ 2,281,296     $ 765,108       $     1,769,386
                                                        ===============================================

Accumulation units outstanding                              182,496        75,091               164,605
                                                        ===============================================

Contracts without enhanced death benefit:

   Net Assets                                           $ 1,216,056     $ 350,477       $     1,130,066

   Accumulation units outstanding                            97,244        34,310               105,112

   Unit value of accumulation units                     $     12.51     $   10.22       $         10.75

Contracts with enhanced death benefit:

   Net Assets                                           $ 1,065,240     $ 414,631       $       639,320

   Accumulation units outstanding                            85,252        40,781                59,493

   Unit value of accumulation units                     $     12.49     $   10.17       $         10.75

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2001
                                   (Continued)

                                                           Marsico       MFS Growth     MFS Mid-Cap      MFS Total
                                                           Growth        & Income         Growth          Return
                                                          Portfolio      Portfolio       Portfolio       Portfolio
                                                        -----------------------------------------------------------
Assets:
   Investments in Anchor Series Trust,
      at market value                                   $         0    $         0      $         0    $          0
   Investments in SunAmerica Series Trust,
      at market value                                     2,430,872      2,241,349        5,179,824       9,452,844
   Investments in WM Variable Trust,
      at market value                                             0              0                0               0
   Investments in Van Kampen Life Investment Trust,
      at market value                                             0              0                0               0

Liabilities                                                       0              0                0               0
                                                        -----------------------------------------------------------

Net Assets                                              $ 2,430,872    $ 2,241,349      $ 5,179,824    $  9,452,844
                                                        ===========================================================

Accumulation units outstanding                              285,430        116,656          386,434         445,559
                                                        ===========================================================

Contracts without enhanced death benefit:

   Net Assets                                           $ 1,615,773    $ 1,545,359      $ 3,723,401    $  7,048,047

   Accumulation units outstanding                           189,755         80,414          277,704         332,143

   Unit value of accumulation units                     $      8.51    $     19.22      $     13.41    $      21.22

Contracts with enhanced death benefit:

   Net Assets                                           $   815,099    $   695,990      $ 1,456,423    $  2,404,797

   Accumulation units outstanding                            95,675         36,242          108,730         113,416

   Unit value of accumulation units                     $      8.52    $     19.20      $     13.40    $      21.20

                                                            Putnam           Real            SunAmerica
                                                            Growth          Estate            Balanced
                                                           Portfolio      Portfolio           Portfolio
                                                        -----------------------------------------------
Assets:
   Investments in Anchor Series Trust,
      at market value                                   $            0     $         0     $          0
   Investments in SunAmerica Series Trust,
      at market value                                        1,818,338       1,022,694        2,577,878
   Investments in WM Variable Trust,
      at market value                                                0               0                0
   Investments in Van Kampen Life Investment Trust,
      at market value                                                0               0                0

Liabilities                                                          0               0                0
                                                        -----------------------------------------------

Net Assets                                              $    1,818,338     $ 1,022,694     $  2,577,878
                                                        ===============================================

Accumulation units outstanding                                  95,354          90,245          171,806
                                                        ===============================================

Contracts without enhanced death benefit:

   Net Assets                                           $    1,387,313     $   668,620     $  1,884,891

   Accumulation units outstanding                               72,747          58,962          125,620

   Unit value of accumulation units                     $        19.07     $     11.34     $      15.00

Contracts with enhanced death benefit:

   Net Assets                                           $      431,025     $   354,074     $    692,987

   Accumulation units outstanding                               22,607          31,283           46,186

   Unit value of accumulation units                     $        19.07     $     11.32     $      15.00

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2001
                                   (Continued)

                                                                                Telecom       Worldwide
                                                            Technology          Utility      High Income       Balanced
                                                             Portfolio         Portfolio      Portfolio       Portfolio
                                                          --------------------------------------------------------------
Assets:
   Investments in Anchor Series Trust,
      at market value                                     $           0        $       0    $        0      $          0
   Investments in SunAmerica Series Trust,
      at market value                                           895,067          467,031       563,989                 0
   Investments in WM Variable Trust,
      at market value                                                 0                0             0         1,156,540
   Investments in Van Kampen Life Investment Trust,
      at market value                                                 0                0             0                 0

Liabilities                                                           0                0             0                 0
                                                          --------------------------------------------------------------

Net Assets                                                $     895,067        $ 467,031    $  563,989      $  1,156,540
                                                          ==============================================================

Accumulation units outstanding                                  259,458           40,577        39,467           153,450
                                                          ==============================================================

Contracts without enhanced death benefit:

   Net Assets                                             $     596,767        $ 321,505    $  118,472      $    947,118

   Accumulation units outstanding                               173,009           27,940         8,284           125,651

   Unit value of accumulation units                       $        3.45        $   11.51    $    14.30      $      7.54

Contracts with enhanced death benefit:

   Net Assets                                             $     298,300        $ 145,526    $  445,517      $    209,422

   Accumulation units outstanding                                86,449           12,637        31,183            27,799

   Unit value of accumulation units                       $        3.45        $   11.52    $    14.29      $       7.53

                                                          Conservative      Strategic
                                                             Growth          Growth        Comstock
                                                           Portfolio        Portfolio      Portfolio
                                                          ------------------------------------------
Assets:
   Investments in Anchor Series Trust,
      at market value                                     $          0      $       0      $       0
   Investments in SunAmerica Series Trust,
      at market value                                                0              0              0
   Investments in WM Variable Trust,
      at market value                                        1,195,606        486,390              0
   Investments in Van Kampen Life Investment Trust,
      at market value                                                0              0        950,629

Liabilities                                                          0              0              0
                                                          ------------------------------------------

Net Assets                                                $  1,195,606      $ 486,390      $ 950,629
                                                          ==========================================

Accumulation units outstanding                                 150,654         55,374         92,910
                                                          ==========================================

Contracts without enhanced death benefit:

   Net Assets                                             $    855,596      $ 165,743      $ 656,499

   Accumulation units outstanding                              107,894         18,868         64,170

   Unit value of accumulation units                       $       7.93      $    8.78      $   10.23

Contracts with enhanced death benefit:

   Net Assets                                             $    340,010      $ 320,647      $ 294,130

   Accumulation units outstanding                               42,760         36,506         28,740

   Unit value of accumulation units                       $       7.95      $    8.78      $   10.23

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2001
                                   (Continued)

                                                         Emerging  Growth &
                                                          Growth    Income
                                                        Portfolio  Portfolio     TOTAL
                                                        ----------------------------------
Assets:
      Investments in Anchor Series Trust,
         at market value                                $       0  $       0  $ 25,883,248
      Investments in SunAmerica Series Trust,
         at market value                                        0          0    84,774,333
      Investments in WM Variable Trust,
         at market value                                        0          0     2,838,536
      Investments in Van Kampen Life Investment Trust,
         at market value                                  258,489    148,219     1,357,337

Liabilities                                                     0          0             0
                                                        ----------------------------------

Net Assets                                              $ 258,489  $ 148,219  $114,853,454
                                                        ==================================

Accumulation units outstanding                             24,787     14,071
                                                        ====================

Contracts without enhanced death benefit:

      Net Assets                                        $ 202,352  $ 131,778

      Accumulation units outstanding                       19,408     12,511

      Unit value of accumulation units                  $   10.43  $   10.53

Contracts with enhanced death benefit:

      Net Assets                                        $  56,137  $  16,441

      Accumulation units outstanding                        5,379      1,560

      Unit value of accumulation units                  $   10.44  $   10.54

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

                                                             Market Value      Market
Variable Accounts                                    Shares   Per Share         Value        Cost
-----------------------------------------------------------------------------------------------------
ANCHOR SERIES TRUST:
      Capital Appreciation Portfolio                318,211    $ 29.60     $  9,418,970  $  9,209,123
      Government and Quality Bond Portfolio         806,770      14.77       11,912,127    12,007,812
      Growth Portfolio                              161,017      24.95        4,017,264     3,929,919
      Natural Resources Portfolio                    30,316      17.64          534,887       504,468
                                                                           ------------  ------------
                                                                             25,883,248    25,651,322
                                                                           ------------  ------------
SUNAMERICA SERIES TRUST:
      Aggressive Growth Portfolio                   173,143       9.05        1,567,299     1,661,521
      Alliance Growth Portfolio                     458,892      20.40        9,359,235     9,231,105
      Blue Chip Growth Portfolio                    182,778       6.88        1,257,019     1,246,039
      Cash Management Portfolio                     848,199      11.04        9,366,928     9,414,702
      Corporate Bond Portfolio                      410,879      11.08        4,554,261     4,623,545
      Davis Venture Value Portfolio                 602,683      21.26       12,811,622    12,929,635
      "Dogs" of Wall Street Portfolio               110,383       9.35        1,031,622     1,004,647
      Emerging Markets Portfolio                     31,068       6.61          205,445       189,209
      Federated Value Portfolio                     180,488      15.14        2,733,160     2,662,361
      Global Bond Portfolio                         111,896      10.60        1,186,606     1,216,734
      Global Equities Portfolio                     117,706      11.19        1,317,615     1,295,374
      Goldman Sachs Research Portfolio               91,663       7.30          669,024       655,511
      Growth-Income Portfolio                       297,780      22.19        6,609,174     6,538,351
      Growth Opportunities Portfolio                108,503       5.90          639,647       613,955
      High-Yield Bond Portfolio                     327,523       6.97        2,281,296     2,337,493
      International Diversified Equities Portfolio  100,688       7.60          765,108       765,408
      International Growth & Income Portfolio       186,902       9.47        1,769,386     1,751,200
      Marsico Growth Portfolio                      281,912       8.62        2,430,872     2,347,776
      MFS Growth & Income Portfolio                 203,930      10.99        2,241,349     2,240,958
      MFS Mid-Cap Growth Portfolio                  472,974      10.95        5,179,824     5,161,252
      MFS Total Return Portfolio                    611,112      15.47        9,452,844     9,369,758
      Putnam Growth Portfolio                       118,445      15.35        1,818,338     1,808,124
      Real Estate Portfolio                          94,637      10.81        1,022,694       992,841
      SunAmerica Balanced Portfolio                 179,753      14.34        2,577,878     2,593,861
      Technology Portfolio                          253,495       3.53          895,067       828,007
      Telecom Utility Portfolio                      44,689      10.45          467,031       477,939
      Worldwide High Income Portfolio                74,070       7.61          563,989       563,486
                                                                           ------------  ------------
                                                                             84,774,333    84,520,792
                                                                           ------------  ------------
WM VARIABLE TRUST:
      Balanced Portfolio                             83,144      13.91        1,156,540     1,124,898
      Conservative Growth Portfolio                  80,404      14.87        1,195,606     1,175,141
      Strategic Growth Portfolio                     29,568      16.45          486,390       472,648
                                                                           ------------  ------------
                                                                              2,838,536     2,772,687
                                                                           ------------  ------------
VAN KAMPEN LIFE INVESTMENT TRUST:
      Comstock Portfolio                             83,462      11.39          950,629       943,251
      Emerging Growth Portfolio                       9,134      28.30          258,489       254,788
      Growth & Income Portfolio                       9,334      15.88          148,219       146,002
                                                                           ------------  ------------
                                                                              1,357,337     1,344,041
                                                                           ------------  ------------
                                                                           $114,853,454  $114,288,842
                                                                           ============  ============

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001

                                                                                 Government
                                                                   Capital          and                          Natural
                                                                Appreciation    Quality Bond      Growth        Resources
                                                                  Portfolio       Portfolio      Portfolio      Portfolio
                                                                ---------------------------------------------------------
Investment income:
     Dividends and capital gains distributions                  $   279,805       $  39,868      $  69,701      $   3,431
                                                                ---------------------------------------------------------
         Total investment income                                    279,805          39,868         69,701          3,431
                                                                ---------------------------------------------------------

Expenses:
     Mortality and expense risk charge                              (19,324)        (24,386)        (8,568)        (1,294)
     Distribution expense charge                                     (2,025)         (2,564)          (907)          (130)
                                                                ---------------------------------------------------------
         Total expenses                                             (21,349)        (26,950)        (9,475)        (1,424)
                                                                ---------------------------------------------------------

Net investment income (loss)                                        258,456          12,918         60,226          2,007
                                                                ---------------------------------------------------------

Net realized gains (losses) from securities
   transactions:
     Proceeds from shares sold                                       78,884         668,301        111,355         22,426
     Cost of shares sold                                            (76,980)       (679,112)      (113,675)       (21,652)
                                                                ---------------------------------------------------------

Net realized gains (losses) from
   securities transactions                                            1,904         (10,811)        (2,320)           774
                                                                ---------------------------------------------------------

Net unrealized appreciation (depreciation)
   of investments:
     Beginning of period                                                  0               0              0              0
     End of period                                                  209,847         (95,685)        87,345         30,419
                                                                ---------------------------------------------------------

Change in net unrealized appreciation
   (depreciation) of investments                                    209,847         (95,685)        87,345         30,419
                                                                ---------------------------------------------------------

Increase (decrease) in net assets from operations               $   470,207       $ (93,578)     $ 145,251      $  33,200
                                                                =========================================================

                                                                Agressive        Alliance      Blue Chip
                                                                 Growth           Growth        Growth
                                                                ortfolio         Portfolio     Portfolio
                                                                ----------------------------------------
Investment income:
     Dividends and capital gains distributions                   143,968        $ 237,660      $      99
                                                                ----------------------------------------
         Total investment income                                 143,968          237,660             99
                                                                ----------------------------------------

Expenses:
     Mortality and expense risk charge                            (4,137)         (19,323)        (2,836)
     Distribution expense charge                                    (428)          (2,023)          (295)
                                                                ----------------------------------------
         Total expenses                                           (4,565)         (21,346)        (3,131)
                                                                ----------------------------------------

Net investment income (loss)                                     139,403          216,314         (3,032)
                                                                ----------------------------------------

Net realized gains (losses) from securities
   transactions:
     Proceeds from shares sold                                   118,257            3,873         38,688
     Cost of shares sold                                        (136,550)          (3,829)       (39,116)
                                                                ----------------------------------------

Net realized gains (losses) from
   securities transactions                                       (18,293)              44           (428)
                                                                ----------------------------------------

Net unrealized appreciation (depreciation)
   of investments:
     Beginning of period                                               0                0              0
     End of period                                               (94,222)         128,130         10,980
                                                                ----------------------------------------

Change in net unrealized appreciation
   (depreciation) of investments                                 (94,222)         128,130         10,980
                                                                ----------------------------------------

Increase (decrease) in net assets from operations               $ 26,888        $ 344,488      $   7,520
                                                                ========================================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                                    Cash          Corporate        Davis        "Dogs" of
                                                                 Management          Bond      Venture Value   Wall Street
                                                                  Portfolio       Portfolio      Portfolio      Portfolio
                                                                ----------------------------------------------------------
Investment income:
     Dividends and capital gains distributions                  $   155,700       $  67,266      $ 601,098     $     4,746
                                                                ----------------------------------------------------------
         Total investment income                                    155,700          67,266        601,098           4,746
                                                                ----------------------------------------------------------

Expenses:
     Mortality and expense risk charge                              (28,013)        (10,584)       (27,916)         (1,941)
     Distribution expense charge                                     (2,845)         (1,083)        (2,927)           (202)
                                                                ----------------------------------------------------------
         Total expenses                                             (30,858)        (11,667)       (30,843)         (2,143)
                                                                ----------------------------------------------------------

Net investment income (loss)                                        124,842          55,599        570,255           2,603
                                                                ----------------------------------------------------------

Net realized gains (losses) from securities
   transactions:
     Proceeds from shares sold                                   13,291,229          22,550         14,816          58,514
     Cost of shares sold                                        (13,362,157)        (22,727)       (15,631)        (59,488)
                                                                ----------------------------------------------------------

Net realized gains (losses) from
   securities transactions                                          (70,928)           (177)          (815)           (974)
                                                                ----------------------------------------------------------

Net unrealized appreciation (depreciation)
   of investments:
     Beginning of period                                                  0               0              0               0
     End of period                                                  (47,774)        (69,284)      (118,013)         26,975
                                                                ----------------------------------------------------------

Change in net unrealized appreciation
   (depreciation) of investments                                    (47,774)        (69,284)      (118,013)         26,975
                                                                ----------------------------------------------------------

Increase (decrease) in net assets from operations               $     6,140       $ (13,862)     $ 451,427     $    28,604
                                                                ==========================================================

                                                                Emerging          Federated       Global
                                                                 Markets            Value          Bond
                                                                Portfolio         Portfolio      Portfolio
                                                                ------------------------------------------
Investment income:
     Dividends and capital gains distributions                  $   1,152         $  31,529      $  31,799
                                                                ------------------------------------------
         Total investment income                                    1,152            31,529         31,799
                                                                ------------------------------------------

Expenses:
     Mortality and expense risk charge                               (531)           (6,506)        (2,612)
     Distribution expense charge                                      (54)             (663)          (263)
                                                                ------------------------------------------
         Total expenses                                              (585)           (7,169)        (2,875)
                                                                ------------------------------------------

Net investment income (loss)                                          567            24,360         28,924
                                                                ------------------------------------------

Net realized gains (losses) from securities
   transactions:
     Proceeds from shares sold                                     47,699           211,329        120,235
     Cost of shares sold                                          (46,835)         (215,386)      (122,695)
                                                                ------------------------------------------

Net realized gains (losses) from
   securities transactions                                            864            (4,057)        (2,460)
                                                                ------------------------------------------

Net unrealized appreciation (depreciation)
   of investments:
     Beginning of period                                                0                 0              0
     End of period                                                 16,236            70,799        (30,128)
                                                                ------------------------------------------

Change in net unrealized appreciation
   (depreciation) of investments                                   16,236            70,799        (30,128)
                                                                ------------------------------------------

Increase (decrease) in net assets from operations               $  17,667         $  91,102      $  (3,664)
                                                                ==========================================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                                                    Goldman
                                                                   Global            Sachs          Growth-       Growth
                                                                  Equities          Research        Income     Opportunities
                                                                 Portfolio          Portfolio      Portfolio     Portfolio
                                                                -----------------------------------------------------------
Investment income:
     Dividends and capital gains distributions                  $  102,112        $       0      $ 120,532      $       31
                                                                ----------------------------------------------------------
         Total investment income                                   102,112                0        120,532              31
                                                                ----------------------------------------------------------

Expenses:
     Mortality and expense risk charge                              (3,239)          (1,522)       (16,478)         (1,641))
     Distribution expense charge                                      (343)            (163)        (1,725)           (169))
                                                                ----------------------------------------------------------
         Total expenses                                             (3,582)          (1,685)       (18,203)         (1,810))
                                                                ----------------------------------------------------------

Net investment income (loss)                                        98,530           (1,685)       102,329          (1,779)
                                                                ----------------------------------------------------------

Net realized gains (losses) from securities
   transactions:
     Proceeds from shares sold                                   3,464,454           26,565      1,013,594          48,056
     Cost of shares sold                                        (3,538,501)         (27,563)      (973,572)        (47,945)
                                                                ----------------------------------------------------------

Net realized gains (losses) from
   securities transactions                                         (74,047)            (998)        40,022             111)
                                                                ----------------------------------------------------------

Net unrealized appreciation (depreciation)
   of investments:
     Beginning of period                                                 0                0              0               0
     End of period                                                  22,241           13,513         70,823          25,692
                                                                ----------------------------------------------------------

Change in net unrealized appreciation
   (depreciation) of investments                                    22,241           13,513         70,823          25,692
                                                                ----------------------------------------------------------

Increase (decrease) in net assets from operations               $   46,724        $  10,830      $ 213,174      $   24,024
                                                                ==========================================================

                                                                                International
                                                                High-Yield       Diversified      International
                                                                   Bond           Equities       Growth & Income
                                                                 Portfolio        Portfolio        Portfolio
                                                                -----------------------------------------------
Investment income:
     Dividends and capital gains distributions                  $   67,997       $     13,960    $       40,698
                                                                -----------------------------------------------
         Total investment income                                    67,997             13,960            40,698
                                                                -----------------------------------------------

Expenses:
     Mortality and expense risk charge                              (4,542)            (1,797)           (4,760)
     Distribution expense charge                                      (458)              (183)             (491)
                                                                -----------------------------------------------
         Total expenses                                             (5,000)            (1,980)           (5,251)
                                                                -----------------------------------------------

Net investment income (loss)                                        62,997             11,980            35,447
                                                                -----------------------------------------------

Net realized gains (losses) from securities
   transactions:
     Proceeds from shares sold                                      17,674          2,732,090         5,566,278
     Cost of shares sold                                           (18,955)        (2,732,041)       (5,568,401)
                                                                -----------------------------------------------

Net realized gains (losses) from
   securities transactions                                          (1,281)                49            (2,123)
                                                                -----------------------------------------------

Net unrealized appreciation (depreciation)
   of investments:
     Beginning of period                                                 0                  0                 0
     End of period                                                 (56,197)              (300)           18,186
                                                                -----------------------------------------------

Change in net unrealized appreciation
   (depreciation) of investments                                   (56,197)              (300)           18,186
                                                                -----------------------------------------------

Increase (decrease) in net assets from operations               $    5,519       $     11,729    $       51,510
                                                                ===============================================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                                   Marsico      MFS Growth    MFS Mid-Cap      MFS Total
                                                                    Growth       & Income       Growth          Return
                                                                  Portfolio      Portfolio     Portfolio       Portfolio
                                                                -------------------------------------------------------
Investment income:
     Dividends and capital gains distributions                  $     2,535     $  45,060    $   322,454      $ 124,952
                                                                -------------------------------------------------------
         Total investment income                                      2,535        45,060        322,454        124,952
                                                                -------------------------------------------------------

Expenses:
     Mortality and expense risk charge                               (6,321)       (5,803)       (11,887)       (20,014)
     Distribution expense charge                                       (656)         (602)        (1,229)        (2,092)
                                                                -------------------------------------------------------
         Total expenses                                              (6,977)       (6,405)       (13,116)       (22,106)
                                                                -------------------------------------------------------

Net investment income (loss)                                         (4,442)       38,655        309,338        102,846
                                                                -------------------------------------------------------

Net realized gains (losses) from securities
   transactions:
     Proceeds from shares sold                                       17,786        45,901         32,946         48,721
     Cost of shares sold                                            (16,987)      (47,698)       (38,555)       (48,606)
                                                                -------------------------------------------------------

Net realized gains (losses) from
   securities transactions                                              799        (1,797)        (5,609)           115
                                                                -------------------------------------------------------

Net unrealized appreciation (depreciation)
   of investments:
     Beginning of period                                                  0             0              0              0
     End of period                                                   83,096           391         18,572         83,086
                                                                -------------------------------------------------------

Change in net unrealized appreciation
   (depreciation) of investments                                     83,096           391         18,572         83,086
                                                                -------------------------------------------------------

Increase (decrease) in net assets from operations               $    79,453     $  37,249    $   322,301      $ 186,047
                                                                =======================================================

                                                                  Putnam          Real       SunAmerica
                                                                  Growth         Estate       Balanced
                                                                 Portfolio      Portfolio     Portfolio
                                                                ----------------------------------------
Investment income:
     Dividends and capital gains distributions                  $    17,490     $  10,020    $    41,045
                                                                ----------------------------------------
         Total investment income                                     17,490        10,020         41,045
                                                                ----------------------------------------

Expenses:
     Mortality and expense risk charge                               (4,029)       (2,377)        (5,771)
     Distribution expense charge                                       (423)         (244)          (594)
                                                                ----------------------------------------
         Total expenses                                              (4,452)       (2,621)        (6,365)
                                                                ----------------------------------------

Net investment income (loss)                                         13,038         7,399         34,680
                                                                ----------------------------------------

Net realized gains (losses) from securities
   transactions:
     Proceeds from shares sold                                      188,098        73,308         83,521
     Cost of shares sold                                           (191,008)      (73,898)       (90,292)
                                                                ----------------------------------------

Net realized gains (losses) from
   securities transactions                                           (2,910)         (590)        (6,771)
                                                                ----------------------------------------

Net unrealized appreciation (depreciation)
   of investments:
     Beginning of period                                                  0             0              0
     End of period                                                   10,214        29,853        (15,983)
                                                                ----------------------------------------

Change in net unrealized appreciation
   (depreciation) of investments                                     10,214        29,853        (15,983)
                                                                ----------------------------------------

Increase (decrease) in net assets from operations               $    20,342     $  36,662    $    11,926
                                                                ========================================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                          Telecom    Worldwide                Conservative    Strategic
                                             Technology   Utility   High Income   Balanced      Growth         Growth     Comstock
                                              Portfolio  Portfolio   Portfolio    Portfolio    Portfolio      Portfolio   Portfolio
                                             --------------------------------------------------------------------------------------
Investment income:
  Dividends and capital gains distributions  $       0   $   3,956    $ 6,995      $     0     $       0      $      0     $     0
                                             -------------------------------------------------------------------------------------
      Total investment income                        0       3,956      6,995            0             0             0           0
                                             -------------------------------------------------------------------------------------

Expenses:
  Mortality and expense risk charge             (2,268)     (1,117)    (1,074)      (2,258)       (2,239)         (767)       (951)
  Distribution expense charge                     (233)       (116)      (103)        (239)         (228)          (76)        (98)
                                             -------------------------------------------------------------------------------------
      Total expenses                            (2,501)     (1,233)    (1,177)      (2,497)       (2,467)         (843)     (1,049)
                                             -------------------------------------------------------------------------------------

Net investment income (loss)                    (2,501)      2,723      5,818       (2,497)       (2,467)         (843)     (1,049)
                                             -------------------------------------------------------------------------------------

Net realized gains (losses) from securities
 transactions:
  Proceeds from shares sold                     25,784      55,628      4,224       30,620       182,782        25,225         950
  Cost of shares sold                          (24,025)    (57,258)    (4,251)     (30,075)     (186,708)      (26,141)       (954)
                                             -------------------------------------------------------------------------------------

Net realized gains (losses) from
    securities transactions                      1,759      (1,630)       (27)         545        (3,926)         (916)         (4)
                                             -------------------------------------------------------------------------------------

Net unrealized appreciation (depreciation)
 of investments:
  Beginning of period                                0           0          0            0             0             0           0
  End of period                                 67,060     (10,908)       503       31,642        20,465        13,742       7,378
                                             -------------------------------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments               67,060     (10,908)       503       31,642        20,465        13,742       7,378
                                             -------------------------------------------------------------------------------------

Increase (decrease) in net assets from
 operations                                  $  66,318   $  (9,815)   $ 6,294     $ 29,690     $  14,072      $ 11,983     $ 6,325
                                             =====================================================================================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                   Emerging     Growth &
                                                    Growth      Income
                                                   Portfolio   Portfolio       TOTAL
                                                   ------------------------------------
Investment income:
     Dividends and capital gains distributions     $     0      $     0     $ 2,587,659
                                                   ------------------------------------
         Total investment income                         0            0       2,587,659
                                                   ------------------------------------

Expenses:
     Mortality and expense risk charge                (287)        (110)       (259,223)
     Distribution expense charge                       (31)         (12)        (26,917)
                                                   ------------------------------------
         Total expenses                               (318)        (122)       (286,140)
                                                   ------------------------------------

Net investment income (loss)                          (318)        (122)      2,301,519
                                                   ------------------------------------

Net realized gains (losses) from securities
     transactions:
     Proceeds from shares sold                         152           69      28,492,582
     Cost of shares sold                              (150)         (69)    (28,659,486)
                                                   ------------------------------------

Net realized gains (losses) from
    securities transactions                              2            0        (166,904)
                                                   ------------------------------------

Net unrealized appreciation (depreciation) of investments:

     Beginning of period                                 0            0               0
     End of period                                   3,701        2,217         564,612
                                                   ------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                    3,701        2,217         564,612
                                                   ------------------------------------

Increase (decrease) in net assets from operations  $ 3,385      $ 2,095     $ 2,699,227
                                                   ====================================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001

                                                                               Government
                                                                Capital          and                               Natural
                                                             Appreciation     Quality Bond         Growth          Resources
                                                              Portfolio        Portfolio          Portfolio        Portfolio
                                                            ----------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
     Net investment income (loss)                           $   258,456     $     12,918       $    60,226       $    2,007
     Net realized gains (losses) from
         securities transactions                                  1,904          (10,811)           (2,320)             774
     Change in net unrealized appreciation
         (depreciation) of investments                          209,847          (95,685)           87,345           30,419
                                                            ---------------------------------------------------------------
     Increase (decrease) in net assets from operations          470,207          (93,578)          145,251           33,200
                                                            ---------------------------------------------------------------

From capital transactions without enhanced death benefit:
     Net proceeds from units sold                             4,812,845        7,129,843         2,207,529          246,228
     Cost of units redeemed                                     (14,746)         (62,263)           (9,898)          (4,048)
     Net transfers                                            2,249,388        2,276,647           805,924          101,124
                                                            ---------------------------------------------------------------
     Increase in net assets from capital transactions         7,047,487        9,344,227         3,003,555          343,304
                                                            ---------------------------------------------------------------

From capital transactions with enhanced death benefit:
     Net proceeds from units sold                             1,287,448        2,204,653           560,022          139,208
     Cost of units redeemed                                      (3,244)          (5,473)          (15,835)               0
     Net transfers                                              617,072          462,298           324,271           19,175
                                                            ---------------------------------------------------------------
     Increase in net assets from capital transactions         1,901,276        2,661,478           868,458          158,383
                                                            ---------------------------------------------------------------

Total increase in net assets from
     capital transactions                                     8,948,763       12,005,705         3,872,013          501,687
                                                            ---------------------------------------------------------------

Increase in net assets                                        9,418,970       11,912,127         4,017,264          534,887
Net assets at beginning of period                                     0                0                 0                0
                                                            ---------------------------------------------------------------
Net assets at end of period                                 $ 9,418,970     $ 11,912,127       $ 4,017,264       $  534,887
                                                            ===============================================================

ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
     Units sold                                                 148,737          461,448            84,372           18,252
     Units redeemed                                                (453)          (4,049)             (376)            (303)
     Units transferred                                           68,624          146,999            30,462            7,436
                                                            ---------------------------------------------------------------
Increase in units outstanding                                   216,908          604,398           114,458           25,385
Beginning units                                                       0                0                 0                0
                                                            ---------------------------------------------------------------
Ending units                                                    216,908          604,398           114,458           25,385
                                                            ===============================================================
Contracts with enhanced death benefit:
     Units sold                                                  41,664          143,378            21,241           10,464
     Units redeemed                                                 (98)            (357)             (575)               0
     Units transferred                                           19,394           30,041            12,413            1,458
                                                            ---------------------------------------------------------------
Increase in units outstanding                                    60,960          173,062            33,079           11,922
Beginning units                                                       0                0                 0                0
                                                            ---------------------------------------------------------------
Ending units                                                     60,960          173,062            33,079           11,922
                                                            ===============================================================

                                                         Aggressive        Alliance          Blue Chip
                                                           Growth           Growth            Growth
                                                         Portfolio        Portfolio          Portfolio
                                                       -----------------------------------------------
INCREASE IN NET ASSETS:
From operations:
     Net investment income (loss)                      $   139,403      $   216,314       $    (3,032)
     Net realized gains (losses) from
         securities transactions                           (18,293)              44              (428)
     Change in net unrealized appreciation
         (depreciation) of investments                     (94,222)         128,130            10,980
                                                       ----------------------------------------------
     Increase (decrease) in net assets from operations      26,888          344,488             7,520
                                                       ----------------------------------------------

From capital transactions without enhanced death benefi
     Net proceeds from units sold                          768,971        4,790,490           579,785
     Cost of units redeemed                                 (1,554)         (29,274)             (584)
     Net transfers                                         233,121        2,444,102           324,149
                                                       ----------------------------------------------
     Increase in net assets from capital transactions    1,000,538        7,205,318           903,350
                                                       ----------------------------------------------

From capital transactions with enhanced death benefit:
     Net proceeds from units sold                          434,567        1,301,462           290,764
     Cost of units redeemed                                 (4,340)         (17,316)              (87)
     Net transfers                                         109,646          525,283            55,472
                                                       ----------------------------------------------
     Increase in net assets from capital transactions      539,873        1,809,429           346,149
                                                       ----------------------------------------------

Total increase in net assets from
     capital transactions                                1,540,411        9,014,747         1,249,499
                                                       ----------------------------------------------

Increase in net assets                                   1,567,299        9,359,235         1,257,019
Net assets at beginning of period                                0                0                 0
                                                       ----------------------------------------------
Net assets at end of period                            $ 1,567,299      $ 9,359,235       $ 1,257,019
                                                       ==============================================

ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
     Units sold                                             56,856          153,361            88,205
     Units redeemed                                           (118)            (927)              (88)
     Units transferred                                      17,581           77,016            48,360
                                                       ----------------------------------------------
Increase in units outstanding                               74,319          229,450           136,477
Beginning units                                                  0                0                 0
                                                       ----------------------------------------------
Ending units                                                74,319          229,450           136,477
                                                       ==============================================
Contracts with enhanced death benefit:
     Units sold                                             32,729           42,719            42,774
     Units redeemed                                           (322)            (530)              (13)
     Units transferred                                       8,308           16,811             8,386
                                                       ----------------------------------------------
Increase in units outstanding                               40,715           59,000            51,147
Beginning units                                                  0                0                 0
                                                       ----------------------------------------------
Ending units                                                40,715           59,000            51,147
                                                       ==============================================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                                  Cash           Corporate            Davis           "Dogs" of
                                                               Management            Bond         Venture Value      Wall Street
                                                                Portfolio         Portfolio         Portfolio         Portfolio
                                                              -----------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
     Net investment income (loss)                             $   124,842      $    55,599       $   570,255       $    2,603
     Net realized gains (losses) from
         securities transactions                                  (70,928)            (177)             (815)            (974)
     Change in net unrealized appreciation
         (depreciation) of investments                            (47,774)         (69,284)         (118,013)          26,975
                                                              ---------------------------------------------------------------
     Increase (decrease) in net assets from operations              6,140          (13,862)          451,427           28,604
                                                              ---------------------------------------------------------------

From capital transactions without enhanced death benefit:
     Net proceeds from units sold                               7,249,638        1,715,100         6,734,926          603,796
     Cost of units redeemed                                       (12,357)         (34,584)          (33,458)          (4,124)
     Net transfers                                             (1,063,491)       1,110,530         3,064,300          149,560
                                                              ---------------------------------------------------------------
     Increase in net assets from capital transactions           6,173,790        2,791,046         9,765,768          749,232
                                                              ---------------------------------------------------------------

From capital transactions with enhanced death benefit:
     Net proceeds from units sold                               4,085,192        1,303,843         1,789,820          213,486
     Cost of units redeemed                                       (48,686)          (4,670)           (4,738)               0
     Net transfers                                               (849,508)         477,904           809,345           40,300
                                                              ---------------------------------------------------------------
     Increase in net assets from capital transactions           3,186,998        1,777,077         2,594,427          253,786
                                                              ---------------------------------------------------------------

Total increase in net assets from
     capital transactions                                       9,360,788        4,568,123        12,360,195        1,003,018
                                                              ---------------------------------------------------------------

Increase in net assets                                          9,366,928        4,554,261        12,811,622        1,031,622
Net assets at beginning of period                                       0                0                 0                0
                                                              ---------------------------------------------------------------
Net assets at end of period                                   $ 9,366,928      $ 4,554,261       $12,811,622       $1,031,622
                                                              ===============================================================

ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
     Units sold                                                   555,498          122,332           266,128           64,611
     Units redeemed                                                  (946)          (2,466)           (1,318)            (447)
     Units transferred                                            (81,488)          79,344           120,987           15,271
                                                              ----------------------------------------------------------------
Increase in units outstanding                                     473,064          199,210           385,797           79,435
Beginning units                                                         0                0                 0                0
                                                              ---------------------------------------------------------------
Ending units                                                      473,064          199,210           385,797           79,435
                                                              ===============================================================
Contracts with enhanced death benefit:
     Units sold                                                   312,893           93,102            71,064           22,675
     Units redeemed                                                (3,727)            (335)             (190)               0
     Units transferred                                            (64,992)          34,153            32,338            4,269
                                                              ---------------------------------------------------------------
Increase in units outstanding                                     244,174          126,920           103,212           26,944
Beginning units                                                         0                0                 0                0
                                                              ---------------------------------------------------------------
Ending units                                                      244,174          126,920           103,212           26,944
                                                              ===============================================================

                                                                  Emerging        Federated          Global
                                                                   Markets         Value              Bond
                                                                  Portfolio      Portfolio         Portfolio
                                                               -----------------------------------------------
INCREASE IN NET ASSETS:
From operations:
     Net investment income (loss)                              $      567       $   24,360       $    28,924
     Net realized gains (losses) from
         securities transactions                                      864           (4,057)           (2,460)
     Change in net unrealized appreciation
         (depreciation) of investments                             16,236           70,799           (30,128)
                                                              ----------------------------------------------
     Increase (decrease) in net assets from operations             17,667           91,102            (3,664)
                                                              ----------------------------------------------

From capital transactions without enhanced death benefit:
     Net proceeds from units sold                                  89,125          976,708           489,128
     Cost of units redeemed                                          (267)         (16,756)           (1,017)
     Net transfers                                                 34,957          777,879           183,533
                                                              ----------------------------------------------
     Increase in net assets from capital transactions             123,815        1,737,831           671,644
                                                              ----------------------------------------------

From capital transactions with enhanced death benefit:
     Net proceeds from units sold                                  53,130          785,873           486,914
     Cost of units redeemed                                             0           (3,756)           (1,418)
     Net transfers                                                 10,833          122,110            33,130
                                                              ----------------------------------------------
     Increase in net assets from capital transactions              63,963          904,227           518,626
                                                              ----------------------------------------------

Total increase in net assets from
     capital transactions                                         187,778        2,642,058         1,190,270
                                                              ----------------------------------------------

Increase in net assets                                            205,445        2,733,160         1,186,606
Net assets at beginning of period                                       0                0                 0
                                                              ----------------------------------------------
Net assets at end of period                                    $  205,445       $2,733,160       $ 1,186,606
                                                              ==============================================

ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
     Units sold                                                    14,855           62,222            31,204
     Units redeemed                                                   (45)          (1,043)              (64)
     Units transferred                                              5,839           48,756            11,671
                                                              ----------------------------------------------
Increase in units outstanding                                      20,649          109,935            42,811
Beginning units                                                         0                0                 0
                                                              ----------------------------------------------
Ending units                                                       20,649          109,935            42,811
                                                              ==============================================
Contracts with enhanced death benefit:
     Units sold                                                     8,992           49,274            30,968
     Units redeemed                                                     0             (230)              (90)
     Units transferred                                              1,807            7,894             2,102
                                                              ----------------------------------------------
Increase in units outstanding                                      10,799           56,938            32,980
Beginning units                                                         0                0                 0
                                                              ----------------------------------------------
Ending units                                                       10,799           56,938            32,980
                                                              ==============================================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                                                   Goldman
                                                                  Global            Sachs             Growth-          Growth
                                                                 Equities         Research            Income        Opportunities
                                                                Portfolio         Portfolio         Portfolio         Portfolio
                                                               ------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
     Net investment income (loss)                              $   98,530        $  (1,685)       $  102,329        $  (1,779)
     Net realized gains (losses) from
         securities transactions                                  (74,047)            (998)           40,022              111
     Change in net unrealized appreciation
         (depreciation) of investments                             22,241           13,513            70,823           25,692
                                                               --------------------------------------------------------------
     Increase (decrease) in net assets from operations             46,724           10,830           213,174           24,024
                                                               --------------------------------------------------------------

From capital transactions without enhanced death benefit:
     Net proceeds from units sold                                 876,305          384,454         3,402,098          314,660
     Cost of units redeemed                                        (2,474)          (1,163)          (28,478)          (1,530)
     Net transfers                                                123,230          188,444         1,426,844          112,577
                                                               --------------------------------------------------------------
     Increase in net assets from capital transactions             997,061          571,735         4,800,464          425,707
                                                               --------------------------------------------------------------

From capital transactions with enhanced death benefit:
     Net proceeds from units sold                                 136,397           40,662         1,056,739          147,593
     Cost of units redeemed                                        (1,847)               0           (16,693)          (2,677)
     Net transfers                                                139,280           45,797           555,490           45,000
                                                               --------------------------------------------------------------
     Increase in net assets from capital transactions             273,830           86,459         1,595,536          189,916
                                                               --------------------------------------------------------------

Total increase in net assets from
     capital transactions                                       1,270,891          658,194         6,396,000          615,623
                                                               --------------------------------------------------------------

Increase in net assets                                          1,317,615          669,024         6,609,174          639,647
Net assets at beginning of period                                       0                0                 0                0
                                                               --------------------------------------------------------------
Net assets at end of period                                    $1,317,615        $ 669,024        $6,609,174        $ 639,647
                                                               ==============================================================

ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
     Units sold                                                    51,165           53,641           129,474           56,449
     Units redeemed                                                  (143)            (165)           (1,066)            (263)
     Units transferred                                              7,886           27,399            56,959           20,240
                                                               --------------------------------------------------------------
Increase in units outstanding                                      58,908           80,875           185,367           76,426
Beginning units                                                         0                0                 0                0
                                                               --------------------------------------------------------------
Ending units                                                       58,908           80,875           185,367           76,426
                                                               ==============================================================
Contracts with enhanced death benefit:
     Units sold                                                     8,341            5,969            40,508           26,247
     Units redeemed                                                  (106)               0              (612)            (451)
     Units transferred                                              8,265            6,460            21,356            7,863
                                                               --------------------------------------------------------------
Increase in units outstanding                                      16,500           12,429            61,252           33,659
Beginning units                                                         0                0                 0                0
                                                               --------------------------------------------------------------
Ending units                                                       16,500           12,429            61,252           33,659
                                                               ==============================================================

                                                                                 International
                                                                 High-Yield        Diversified     International
                                                                    Bond             Equities     Growth & Income
                                                                  Portfolio         Portfolio         Portfolio
                                                               ---------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
     Net investment income (loss)                              $    62,997       $   11,980       $    35,447
     Net realized gains (losses) from
         securities transactions                                    (1,281)              49            (2,123)
     Change in net unrealized appreciation
         (depreciation) of investments                             (56,197)            (300)           18,186
                                                               ----------------------------------------------
     Increase (decrease) in net assets from operations               5,519           11,729            51,510
                                                               ----------------------------------------------

From capital transactions without enhanced death benefit:
     Net proceeds from units sold                                  718,047          248,112           902,807
     Cost of units redeemed                                         (3,803)            (193)           (2,038)
     Net transfers                                                 498,813           87,689           177,537
                                                               ----------------------------------------------
     Increase in net assets from capital transactions            1,213,057          335,608         1,078,306
                                                               ----------------------------------------------

From capital transactions with enhanced death benefit:
     Net proceeds from units sold                                  879,929          335,369           527,687
     Cost of units redeemed                                         (1,558)            (846)             (938)
     Net transfers                                                 184,349           83,248           112,821
                                                               ----------------------------------------------
     Increase in net assets from capital transactions            1,062,720          417,771           639,570
                                                               ----------------------------------------------

Total increase in net assets from
     capital transactions                                        2,275,777          753,379         1,717,876
                                                               ----------------------------------------------

Increase in net assets                                           2,281,296          765,108         1,769,386
Net assets at beginning of period                                        0                0                 0
                                                               ----------------------------------------------
Net assets at end of period                                    $ 2,281,296       $  765,108       $ 1,769,386
                                                               ==============================================

ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
     Units sold                                                     57,591           24,174            84,998
     Units redeemed                                                   (302)             (19)             (192)
     Units transferred                                              39,955           10,155            20,306
                                                               ----------------------------------------------
Increase in units outstanding                                       97,244           34,310           105,112
Beginning units                                                          0                0                 0
                                                               ----------------------------------------------
Ending units                                                        97,244           34,310           105,112
                                                               ==============================================
Contracts with enhanced death benefit:
     Units sold                                                     70,596           32,667            48,877
     Units redeemed                                                   (125)             (84)              (89)
     Units transferred                                              14,781            8,198            10,705
                                                               ----------------------------------------------
Increase in units outstanding                                       85,252           40,781            59,493
Beginning units                                                          0                0                 0
                                                               ----------------------------------------------
Ending units                                                        85,252           40,781            59,493
                                                               ==============================================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                                  Marsico       MFS Growth       MFS Mid-Cap       MFS Total
                                                                  Growth         & Income          Growth           Return
                                                                 Portfolio       Portfolio        Portfolio        Portfolio
                                                               --------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
     Net investment income (loss)                              $    (4,442)     $    38,655       $   309,338      $   102,846
     Net realized gains (losses) from
         securities transactions                                       799           (1,797)           (5,609)             115
     Change in net unrealized appreciation
         (depreciation) of investments                              83,096              391            18,572           83,086
                                                               ---------------------------------------------------------------
     Increase (decrease) in net assets from operations              79,453           37,249           322,301          186,047
                                                               ---------------------------------------------------------------

From capital transactions without enhanced death benefit:
     Net proceeds from units sold                                1,030,682        1,160,968         2,113,563        4,834,256
     Cost of units redeemed                                         (7,636)          (2,967)           (6,648)         (64,210
     Net transfers                                                 538,263          359,531         1,415,539        2,147,004
                                                               ---------------------------------------------------------------
     Increase in net assets from capital transactions            1,561,309        1,517,532         3,522,454        6,917,050
                                                               ---------------------------------------------------------------

From capital transactions with enhanced death benefit:
     Net proceeds from units sold                                  644,191          489,445           972,181        1,648,959
     Cost of units redeemed                                         (3,331)          (1,207)          (15,271)          (3,381
     Net transfers                                                 149,250          198,330           378,159          704,169
                                                               ---------------------------------------------------------------
     Increase in net assets from capital transactions              790,110          686,568         1,335,069        2,349,747
                                                               ---------------------------------------------------------------

Total increase in net assets from
     capital transactions                                        2,351,419        2,204,100         4,857,523        9,266,797
                                                               ---------------------------------------------------------------

Increase in net assets                                           2,430,872        2,241,349         5,179,824        9,452,844
Net assets at beginning of period                                        0                0                 0                0
                                                               ---------------------------------------------------------------
Net assets at end of period                                    $ 2,430,872      $ 2,241,349       $ 5,179,824      $ 9,452,844
                                                               ===============================================================

ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
     Units sold                                                    125,323           61,579           168,304          232,001
     Units redeemed                                                   (929)            (155)             (533)          (3,092
     Units transferred                                              65,361           18,990           109,933          103,234
                                                               ---------------------------------------------------------------
Increase in units outstanding                                      189,755           80,414           277,704          332,143
Beginning units                                                          0                0                 0                0
                                                               ---------------------------------------------------------------
Ending units                                                       189,755           80,414           277,704          332,143
                                                               ===============================================================
Contracts with enhanced death benefit:
     Units sold                                                     78,065           25,780            79,689           79,656
     Units redeemed                                                   (394)             (63)           (1,136)            (161)
     Units transferred                                              18,004           10,525            30,177           33,921
                                                               ---------------------------------------------------------------
Increase in units outstanding                                       95,675           36,242           108,730          113,416
Beginning units                                                          0                0                 0                0
                                                               ---------------------------------------------------------------
Ending units                                                        95,675           36,242           108,730          113,416
                                                               ===============================================================

                                                                Putnam             Real           SunAmerica
                                                                Growth            Estate           Balanced
                                                               Portfolio         Portfolio         Portfolio
                                                             -----------------------------------------------
INCREASE IN NET ASSETS:
From operations:
     Net investment income (loss)                            $     13,038     $     7,399        $   34,680
     Net realized gains (losses) from
         securities transactions                                   (2,910)           (590)           (6,771)
     Change in net unrealized appreciation
         (depreciation) of investments                             10,214          29,853           (15,983)
                                                             ----------------------------------------------
     Increase (decrease) in net assets from operations             20,342          36,662            11,926
                                                             ----------------------------------------------

From capital transactions without enhanced death benefit:
     Net proceeds from units sold                               1,050,313        290,926          1,454,002
     Cost of units redeemed                                        (3,652)           (383)           (7,779)
     Net transfers                                                326,188         352,891           435,584
                                                             ----------------------------------------------
     Increase in net assets from capital transactions           1,372,849         643,434         1,881,807
                                                             ----------------------------------------------

From capital transactions with enhanced death benefit:
     Net proceeds from units sold                                 302,451         257,804           479,179
     Cost of units redeemed                                        (2,781)         (2,951)           (7,378)
     Net transfers                                                125,477          87,745           212,344
                                                             ----------------------------------------------
     Increase in net assets from capital transactions             425,147         342,598           684,145
                                                             ----------------------------------------------

Total increase in net assets from
     capital transactions                                       1,797,996         986,032         2,565,952
                                                             ----------------------------------------------

Increase in net assets                                          1,818,338       1,022,694         2,577,878
Net assets at beginning of period                                       0               0                 0
                                                             ----------------------------------------------
Net assets at end of period                                  $  1,818,338     $ 1,022,694        $2,577,878
                                                             ==============================================

ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
     Units sold                                                    55,401          26,560            97,067
     Units redeemed                                                  (195)            (35)             (519)
     Units transferred                                             17,541          32,437            29,072
                                                             ----------------------------------------------
Increase in units outstanding                                      72,747          58,962           125,620
Beginning units                                                         0               0                 0
                                                             ----------------------------------------------
Ending units                                                       72,747          58,962           125,620
                                                             ==============================================
Contracts with enhanced death benefit:
     Units sold                                                    16,066          23,456            32,460
     Units redeemed                                                  (146)           (263)             (497)
     Units transferred                                              6,687           8,090            14,223
                                                             ----------------------------------------------
Increase in units outstanding                                      22,607          31,283            46,186
Beginning units                                                         0               0                 0
                                                             ----------------------------------------------
Ending units                                                       22,607          31,283            46,186
                                                             ==============================================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                                              Telecom         Worldwide
                                                              Technology       Utility        High Income        Balanced
                                                              Portfolio       Portfolio        Portfolio         Portfolio
                                                            ---------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
     Net investment income (loss)                           $  (2,501)      $    2,723         $   5,818      $    (2,497)
     Net realized gains (losses) from
         securities transactions                                1,759           (1,630)              (27)             545
     Change in net unrealized appreciation
         (depreciation) of investments                         67,060          (10,908)              503           31,642
                                                            -------------------------------------------------------------
     Increase (decrease) in net assets from operations         66,318           (9,815)            6,294           29,690
                                                            -------------------------------------------------------------

From capital transactions without enhanced death benefit:
     Net proceeds from units sold                             435,252          306,150            78,331          760,592
     Cost of units redeemed                                      (651)          (4,649)             (630)          (5,583)
     Net transfers                                            106,668           26,513            38,634          167,871
                                                            -------------------------------------------------------------
     Increase in net assets from capital transactions         541,269          328,014           116,335          922,880
                                                            -------------------------------------------------------------

From capital transactions with enhanced death benefit:
     Net proceeds from units sold                             213,419           81,915           413,200          146,396
     Cost of units redeemed                                         0              (45)             (860)             (25)
     Net transfers                                             74,061           66,962            29,020           57,599
                                                            -------------------------------------------------------------
     Increase in net assets from capital transactions         287,480          148,832           441,360          203,970
                                                            -------------------------------------------------------------

Total increase in net assets from
     capital transactions                                     828,749          476,846           557,695        1,126,850
                                                            -------------------------------------------------------------

Increase in net assets                                        895,067          467,031           563,989        1,156,540
Net assets at beginning of period                                   0                0                 0                0
                                                            -------------------------------------------------------------
Net assets at end of period                                 $ 895,067        $ 467,031         $ 563,989      $ 1,156,540
                                                            =============================================================

ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
     Units sold                                               140,409           25,988             5,590          103,274
     Units redeemed                                              (192)            (388)              (44)            (237)
     Units transferred                                         32,792            2,340             2,738           22,614
                                                            -------------------------------------------------------------
Increase in units outstanding                                 173,009           27,940             8,284          125,651
Beginning units                                                     0                0                 0                0
                                                            -------------------------------------------------------------
Ending units                                                  173,009           27,940             8,284          125,651
                                                            =============================================================
Contracts with enhanced death benefit:
     Units sold                                                65,001            6,897            29,190           19,972
     Units redeemed                                                 0               (4)              (60)              (3)
     Units transferred                                         21,448            5,744             2,053            7,830
                                                            -------------------------------------------------------------
Increase in units outstanding                                  86,449           12,637            31,183           27,799
Beginning units                                                     0                0                 0                0
                                                            -------------------------------------------------------------
Ending units                                                   86,449           12,637            31,183           27,799
                                                            =============================================================

                                                                Conservative        Strategic
                                                                   Growth             Growth           Comstock
                                                                  Portfolio          Portfolio         Portfolio
                                                            -----------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
     Net investment income (loss)                           $       (2,467)      $     (843)       $   (1,049)
     Net realized gains (losses) from
         securities transactions                                    (3,926)            (916)               (4)
     Change in net unrealized appreciation
         (depreciation) of investments                              20,465           13,742             7,378
                                                            -------------------------------------------------
     Increase (decrease) in net assets from operations              14,072           11,983             6,325
                                                            -------------------------------------------------

From capital transactions without enhanced death benefit:
     Net proceeds from units sold                                  739,024          141,971           482,167
     Cost of units redeemed                                        (33,054)               0              (465)
     Net transfers                                                 141,665           19,708           169,163
                                                            -------------------------------------------------
     Increase in net assets from capital transactions              847,635          161,679           650,865
                                                            -------------------------------------------------

From capital transactions with enhanced death benefit:
     Net proceeds from units sold                                  159,196          257,726           291,936
     Cost of units redeemed                                         (7,197)          (2,139)           (1,678)
     Net transfers                                                 181,900           57,141             3,181
                                                            -------------------------------------------------
     Increase in net assets from capital transactions              333,899          312,728           293,439
                                                            -------------------------------------------------

Total increase in net assets from
     capital transactions                                        1,181,534          474,407           944,304
                                                            -------------------------------------------------

Increase in net assets                                           1,195,606          486,390           950,629
Net assets at beginning of period                                        0                0                 0
                                                            -------------------------------------------------
Net assets at end of period                                 $    1,195,606       $  486,390        $  950,629
                                                            ==================================================

ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
     Units sold                                                     91,462           16,513            47,526
     Units redeemed                                                   (566)               0               (46)
     Units transferred                                              16,998            2,355            16,690
                                                            -------------------------------------------------
Increase in units outstanding                                      107,894           18,868            64,170
Beginning units                                                          0                0                 0
                                                            -------------------------------------------------
Ending units                                                       107,894           18,868            64,170
                                                            =================================================
Contracts with enhanced death benefit:
     Units sold                                                     19,124           30,027            28,586
     Units redeemed                                                     (9)            (222)             (158)
     Units transferred                                              23,645            6,701               312
                                                            -------------------------------------------------
Increase in units outstanding                                       42,760           36,506            28,740
Beginning units                                                          0                0                 0
                                                            -------------------------------------------------
Ending units                                                        42,760           36,506            28,740
                                                            =================================================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                                   Emerging       Growth &
                                                                    Growth         Income
                                                                  Portfolio      Portfolio        TOTAL
                                                                -------------------------------------------
INCREASE IN NET ASSETS:
From operations:
     Net investment income (loss)                               $        (318)  $       (122)  $  2,301,519
     Net realized gains (losses) from
        securities transactions                                             2              0       (166,904)
     Change in net unrealized appreciation
        (depreciation) of investments                                   3,701          2,217        564,612
                                                                -------------------------------------------
     Increase (decrease) in net assets from operations                  3,385          2,095      2,699,227
                                                                -------------------------------------------

From capital transactions without enhanced death benefit:
     Net proceeds from units sold                                     158,648        122,971     60,400,411
     Cost of units redeemed                                                 0              0       (402,916)
     Net transfers                                                     40,378          6,861     21,599,318
                                                                -------------------------------------------
     Increase in net assets from capital transactions                 199,026        129,832     81,596,813
                                                                -------------------------------------------

From capital transactions with enhanced death benefit:
     Net proceeds from units sold                                      55,276         14,890     24,488,922
     Cost of units redeemed                                                 0              0       (182,366)
     Net transfers                                                        802          1,402      6,250,858
                                                                -------------------------------------------
     Increase in net assets from capital transactions                  56,078         16,292     30,557,414
                                                                -------------------------------------------

Total increase in net assets from
     capital transactions                                             255,104        146,124    112,154,227
                                                                -------------------------------------------

Increase in net assets                                                258,489        148,219    114,853,454
Net assets at beginning of period                                           0              0              0
                                                                -------------------------------------------
Net assets at end of period                                     $     258,489   $    148,219   $114,853,454
                                                                ===========================================

ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
     Units sold                                                        15,450         11,854
     Units redeemed                                                         0              0
     Units transferred                                                  3,958            657
                                                                ----------------------------
Increase in units outstanding                                          19,408         12,511
Beginning units                                                             0              0
                                                                ----------------------------
Ending units                                                           19,408         12,511
                                                                ============================
Contracts with enhanced death benefit:
     Units sold                                                         5,302          1,426
     Units redeemed                                                         0              0
     Units transferred                                                     77            134
                                                                ----------------------------
Increase in units outstanding                                           5,379          1,560
Beginning units                                                             0              0
                                                                ----------------------------
Ending units                                                            5,379          1,560
                                                                ============================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2001

                                                                 Government
                                                   Capital           and                         Natural
                                                Appreciation    Quality Bond      Growth        Resources
                                                  Portfolio       Portfolio      Portfolio      Portfolio
                                              ------------------------------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at market value                       $      9,418,970  $  11,912,127   $  4,017,264   $   534,887
     Investments in SunAmerica Series Trust,
        at market value                                      0              0              0             0
     Investments in WM Variable Trust,
        at market value                                      0              0              0             0
     Investments in Van Kampen Life
        Investment Trust, at market value                    0              0              0             0

Liabilities                                                  0              0              0             0
                                              ------------------------------------------------------------

Net Assets                                    $      9,418,970  $  11,912,127   $  4,017,264   $   534,887
                                              ============================================================

Accumulation units outstanding                         277,868        777,460        147,537        37,307
                                              ============================================================

Contracts without enhanced death benefit:

     Net Assets                               $      7,384,300  $   9,260,995   $  3,116,959   $   364,320

     Accumulation units outstanding                    216,908        604,398        114,458        25,385

     Unit value of accumulation units         $          33.91  $       15.32   $      27.23   $     14.35

Contracts with enhanced death benefit:

     Net Assets                               $      2,034,670  $   2,651,132   $    900,305   $   170,567

     Accumulation units outstanding                     60,960        173,062         33,079        11,922

     Unit value of accumulation units         $          33.89  $       15.32   $      27.22   $     14.31

                                                 Aggressive        Alliance       Blue Chip
                                                   Growth          Growth          Growth
                                                  Portfolio       Portfolio       Portfolio
                                              ----------------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at market value                       $              0  $           0   $          0
     Investments in SunAmerica Series Trust,
        at market value                              1,567,299      9,359,235      1,257,019
     Investments in WM Variable Trust,
        at market value                                      0              0              0
     Investments in Van Kampen Life
        Investment Trust, at market value                    0              0              0

Liabilities                                                  0              0              0
                                              ----------------------------------------------

Net Assets                                    $      1,567,299  $   9,359,235   $  1,257,019
                                              ==============================================

Accumulation units outstanding                         115,034        288,450        187,624
                                              ==============================================

Contracts without enhanced death benefit:

     Net Assets                               $      1,012,676  $   7,447,969   $    914,579

     Accumulation units outstanding                     74,319        229,450        136,477

     Unit value of accumulation units         $          13.63  $       32.46   $       6.70

Contracts with enhanced death benefit:

     Net Assets                               $        554,623  $   1,911,266   $    342,440

     Accumulation units outstanding                     40,715         59,000         51,147

     Unit value of accumulation units         $          13.62  $       32.40   $       6.70

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2001
                                   (Continued)

                                                    Cash          Corporate        Davis        "Dogs" of
                                                 Management          Bond      Venture Value   Wall Street
                                                  Portfolio       Portfolio      Portfolio      Portfolio
                                              ------------------------------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at market value                       $            0    $         0     $          0   $         0
     Investments in SunAmerica Series Trust,
        at market value                            9,366,928      4,554,261       12,811,622     1,031,622
     Investments in WM Variable Trust,
        at market value                                    0              0                0             0
     Investments in Van Kampen Life
        Investment Trust, at market value                  0              0                0             0

Liabilities                                                0              0                0             0
                                              ------------------------------------------------------------

Net Assets                                    $    9,366,928    $ 4,554,261     $ 12,811,622   $ 1,031,622
                                              ============================================================

Accumulation units outstanding                       717,238        326,130          489,009       106,379
                                              ============================================================
Contracts without enhanced death benefit:

     Net Assets                               $    6,176,807    $ 2,783,463     $ 10,110,247   $   770,775

     Accumulation units outstanding                  473,064        199,210          385,797        79,435

     Unit value of accumulation units         $        13.06    $     13.97     $      26.21   $      9.70

Contracts with enhanced death benefit:

     Net Assets                               $    3,190,121    $ 1,770,798     $  2,701,375   $   260,847

     Accumulation units outstanding                  244,174        126,920          103,212        26,944

     Unit value of accumulation units         $        13.06    $     13.95     $      26.17   $      9.68

                                                  Emerging        Federated        Global
                                                   Markets          Value           Bond
                                                  Portfolio       Portfolio       Portfolio
                                              ----------------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at market value                       $             0   $           0   $          0
     Investments in SunAmerica Series Trust,
        at market value                               205,445       2,733,160      1,186,606
     Investments in WM Variable Trust,
        at market value                                     0               0              0
     Investments in Van Kampen Life
        Investment Trust, at market value                   0               0              0

Liabilities                                                 0               0              0
                                              ----------------------------------------------

Net Assets                                    $       205,445   $   2,733,160   $  1,186,606
                                              ==============================================

Accumulation units outstanding                         31,448         166,873         75,791
                                              ==============================================

Contracts without enhanced death benefit:

     Net Assets                               $       134,915   $   1,800,737   $    670,491

     Accumulation units outstanding                    20,649         109,935         42,811

     Unit value of accumulation units         $          6.53   $       16.38   $      15.66
Contracts with enhanced death benefit:

     Net Assets                               $        70,530   $     932,423   $    516,115

     Accumulation units outstanding                    10,799          56,938         32,980

     Unit value of accumulation units         $          6.53   $       16.38   $      15.65

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2001
                                   (Continued)

                                                                   Goldman
                                                    Global          Sachs          Growth-         Growth
                                                   Equities        Research        Income      Opportunities
                                                  Portfolio       Portfolio      Portfolio       Portfolio
                                                ------------------------------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at market value                         $         0     $       0       $         0    $         0
     Investments in SunAmerica Series Trust,
        at market value                           1,317,615       669,024         6,609,174        639,647
     Investments in WM Variable Trust,
        at market value                                   0             0                 0              0
     Investments in Van Kampen Life
        Investment Trust, at market value                 0             0                 0              0

Liabilities                                               0             0                 0              0
                                                ----------------------------------------------------------

Net Assets                                      $ 1,317,615     $ 669,024       $ 6,609,174    $   639,647
                                                ==========================================================

Accumulation units outstanding                       75,408        93,304           246,619        110,085
                                                ==========================================================
Contracts without enhanced death benefit:

     Net Assets                                 $ 1,029,709     $ 579,916       $ 4,967,957    $   444,281

     Accumulation units outstanding                  58,908        80,875           185,367         76,426

     Unit value of accumulation units           $     17.48     $    7.17       $     26.80    $      5.81

Contracts with enhanced death benefit:

     Net Assets                                 $   287,906     $  89,108       $ 1,641,217    $   195,366

     Accumulation units outstanding                  16,500        12,429            61,252         33,659

     Unit value of accumulation units           $     17.45     $    7.17       $     26.79    $      5.80

                                                                International
                                                 High-Yield      Diversified    International
                                                    Bond           Equities    Growth & Income
                                                  Portfolio       Portfolio       Portfolio
                                              -------------------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at market value                       $            0    $         0     $             0
     Investments in SunAmerica Series Trust,
        at market value                            2,281,296        765,108           1,769,386
     Investments in WM Variable Trust,
        at market value                                    0              0                   0
     Investments in Van Kampen Life
        Investment Trust, at market value                  0              0                   0

Liabilities                                                0              0                   0
                                              -------------------------------------------------

Net Assets                                    $    2,281,296    $   765,108     $     1,769,386
                                              =================================================

Accumulation units outstanding                       182,496         75,091             164,605
                                              =================================================
Contracts without enhanced death benefit:

     Net Assets                               $    1,216,056    $   350,477     $     1,130,066

     Accumulation units outstanding                   97,244         34,310             105,112

     Unit value of accumulation units         $        12.51    $     10.22     $         10.75

Contracts with enhanced death benefit:

     Net Assets                               $    1,065,240    $   414,631     $       639,320

     Accumulation units outstanding                   85,252         40,781              59,493

     Unit value of accumulation units         $        12.49    $     10.17     $         10.75

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2001
                                   (Continued)

                                                  Marsico        MFS Growth      MFS Mid-Cap     MFS Total
                                                  Growth          & Income          Growth        Return
                                                 Portfolio       Portfolio        Portfolio      Portfolio
                                              ------------------------------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at market value                       $          0      $           0   $          0   $         0
     Investments in SunAmerica Series Trust,
        at market value                          2,430,872          2,241,349      5,179,824     9,452,844
     Investments in WM Variable Trust,
        at market value                                  0                  0              0             0
     Investments in Van Kampen Life
       Investment Trust, at market value                 0                  0              0             0

Liabilities                                              0                  0              0             0
                                              ------------------------------------------------------------

Net Assets                                    $  2,430,872      $   2,241,349   $  5,179,824   $ 9,452,844
                                              ============================================================

Accumulation units outstanding                     285,430            116,656        386,434       445,559
                                              ============================================================
Contracts without enhanced death benefit:

     Net Assets                               $  1,615,773      $   1,545,359   $  3,723,401   $ 7,048,047

     Accumulation units outstanding                189,755             80,414        277,704       332,143

     Unit value of accumulation units         $       8.51      $       19.22   $      13.41   $     21.22

Contracts with enhanced death benefit:

     Net Assets                               $    815,099      $     695,990   $  1,456,423   $ 2,404,797

     Accumulation units outstanding                 95,675             36,242        108,730       113,416

     Unit value of accumulation units         $       8.52      $       19.20   $      13.40   $     21.20

                                                    Putnam           Real        SunAmerica
                                                    Growth          Estate        Balanced
                                                  Portfolio       Portfolio      Portfolio
                                              ----------------------------------------------
Assets:
     Investments in Anchor Series Trust,
         at market value                      $              0    $         0   $          0
     Investments in SunAmerica Series Trust,
        at market value                              1,818,338      1,022,694      2,577,878
     Investments in WM Variable Trust,
        at market value                                      0              0              0
     Investments in Van Kampen Life
       Investment Trust, at market value                     0              0              0

Liabilities                                                  0              0              0
                                              ----------------------------------------------

Net Assets                                    $      1,818,338    $ 1,022,694   $  2,577,878
                                              ==============================================

Accumulation units outstanding                          95,354         90,245        171,806
                                              ==============================================
Contracts without enhanced death benefit:

     Net Assets                               $      1,387,313    $   668,620   $  1,884,891

     Accumulation units outstanding                     72,747         58,962        125,620

     Unit value of accumulation units         $          19.07    $     11.34   $      15.00

Contracts with enhanced death benefit:

     Net Assets                               $        431,025    $   354,074   $    692,987

     Accumulation units outstanding                     22,607         31,283         46,186

     Unit value of accumulation units         $          19.07    $     11.32   $      15.00

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2001
                                   (Continued)

                                                                   Telecom       Worldwide
                                                 Technology        Utility      High Income      Balanced
                                                  Portfolio       Portfolio      Portfolio      Portfolio
                                              ------------------------------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at market value                       $              0  $           0   $          0   $         0
     Investments in SunAmerica Series Trust,
        at market value                                895,067        467,031        563,989             0
     Investments in WM Variable Trust,
        at market value                                      0              0              0     1,156,540
     Investments in Van Kampen Life
        Investment Trust, at market value                    0              0              0             0

Liabilities                                                  0              0              0             0
                                              ------------------------------------------------------------

Net Assets                                    $        895,067  $     467,031   $    563,989   $ 1,156,540
                                              ============================================================

Accumulation units outstanding                         259,458         40,577         39,467       153,450
                                              ============================================================
Contracts without enhanced death benefit:

     Net Assets                               $        596,767  $     321,505   $    118,472   $   947,118

     Accumulation units outstanding                    173,009         27,940          8,284       125,651

     Unit value of accumulation units         $           3.45  $       11.51   $      14.30   $      7.54

Contracts with enhanced death benefit:

     Net Assets                               $        298,300  $     145,526   $    445,517   $   209,422

     Accumulation units outstanding                     86,449         12,637         31,183        27,799

     Unit value of accumulation units         $           3.45  $       11.52   $      14.29   $      7.53

                                                Conservative      Strategic
                                                   Growth          Growth         Comstock
                                                  Portfolio       Portfolio       Portfolio
                                              ----------------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at market value                       $              0  $           0   $          0
     Investments in SunAmerica Series Trust,
        at market value                                      0              0              0
     Investments in WM Variable Trust,
        at market value                              1,195,606        486,390              0
     Investments in Van Kampen Life
        Investment Trust, at market value                    0              0        950,629

Liabilities                                                  0              0              0
                                              ----------------------------------------------

Net Assets                                    $      1,195,606  $     486,390   $    950,629
                                              ==============================================

Accumulation units outstanding                         150,654         55,374         92,910
                                              ==============================================
Contracts without enhanced death benefit:

     Net Assets                               $        855,596  $     165,743   $    656,499

     Accumulation units outstanding                    107,894         18,868         64,170

     Unit value of accumulation units         $           7.93  $        8.78   $      10.23

Contracts with enhanced death benefit:

     Net Assets                               $        340,010  $     320,647   $    294,130

     Accumulation units outstanding                     42,760         36,506         28,740

     Unit value of accumulation units         $           7.95  $        8.78   $      10.23

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2001
                                   (Continued)

                                                  Emerging        Growth &
                                                   Growth          Income
                                                  Portfolio       Portfolio         TOTAL
                                              ----------------------------------------------
Assets:
     Investments in Anchor Series Trust,
        at market value                       $              0  $           0   $ 25,883,248
     Investments in SunAmerica Series Trust,
        at market value                                      0              0     84,774,333
     Investments in WM Variable Trust,
        at market value                                      0              0      2,838,536
     Investments in Van Kampen Life
        Investment Trust, at market value              258,489        148,219      1,357,337

Liabilities                                                  0              0              0
                                              ----------------------------------------------

Net Assets                                    $        258,489  $     148,219   $114,853,454
                                              ==============================================

Accumulation units outstanding                          24,787         14,071
                                              ===============================

Contracts without enhanced death benefit:

     Net Assets                               $        202,352  $     131,778

     Accumulation units outstanding                     19,408         12,511

     Unit value of accumulation units         $          10.43  $       10.53

Contracts with enhanced death benefit:

     Net Assets                               $         56,137  $      16,441

     Accumulation units outstanding                      5,379          1,560

     Unit value of accumulation units         $          10.44  $       10.54

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
          (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

                                                                       Market Value       Market
               Variable Accounts                        Shares          Per Share         Value               Cost
------------------------------------------------------------------------------------------------------------------------
ANCHOR SERIES TRUST:
     Capital Appreciation Portfolio                    318,211          $ 29.60        $   9,418,970       $   9,209,123
     Government and Quality Bond Portfolio             806,770            14.77           11,912,127          12,007,812
     Growth Portfolio                                  161,017            24.95            4,017,264           3,929,919
     Natural Resources Portfolio                        30,316            17.64              534,887             504,468
                                                                                       -------------       -------------
                                                                                          25,883,248          25,651,322
                                                                                       -------------       -------------
SUNAMERICA SERIES TRUST:
     Aggressive Growth Portfolio                       173,143             9.05            1,567,299           1,661,521
     Alliance Growth Portfolio                         458,892            20.40            9,359,235           9,231,105
     Blue Chip Growth Portfolio                        182,778             6.88            1,257,019           1,246,039
     Cash Management Portfolio                         848,199            11.04            9,366,928           9,414,702
     Corporate Bond Portfolio                          410,879            11.08            4,554,261           4,623,545
     Davis Venture Value Portfolio                     602,683            21.26           12,811,622          12,929,635
     "Dogs" of Wall Street Portfolio                   110,383             9.35            1,031,622           1,004,647
     Emerging Markets Portfolio                         31,068             6.61              205,445             189,209
     Federated Value Portfolio                         180,488            15.14            2,733,160           2,662,361
     Global Bond Portfolio                             111,896            10.60            1,186,606           1,216,734
     Global Equities Portfolio                         117,706            11.19            1,317,615           1,295,374
     Goldman Sachs Research Portfolio                   91,663             7.30              669,024             655,511
     Growth-Income Portfolio                           297,780            22.19            6,609,174           6,538,351
     Growth Opportunities Portfolio                    108,503             5.90              639,647             613,955
     High-Yield Bond Portfolio                         327,523             6.97            2,281,296           2,337,493
     International Diversified Equities Portfolio      100,688             7.60              765,108             765,408
     International Growth & Income Portfolio           186,902             9.47            1,769,386           1,751,200
     Marsico Growth Portfolio                          281,912             8.62            2,430,872           2,347,776
     MFS Growth & Income Portfolio                     203,930            10.99            2,241,349           2,240,958
     MFS Mid-Cap Growth Portfolio                      472,974            10.95            5,179,824           5,161,252
     MFS Total Return Portfolio                        611,112            15.47            9,452,844           9,369,758
     Putnam Growth Portfolio                           118,445            15.35            1,818,338           1,808,124
     Real Estate Portfolio                              94,637            10.81            1,022,694             992,841
     SunAmerica Balanced Portfolio                     179,753            14.34            2,577,878           2,593,861
     Technology Portfolio                              253,495             3.53              895,067             828,007
     Telecom Utility Portfolio                          44,689            10.45              467,031             477,939
     Worldwide High Income Portfolio                    74,070             7.61              563,989             563,486
                                                                                       -------------       -------------
                                                                                          84,774,333          84,520,792
                                                                                       -------------       -------------
 WM VARIABLE TRUST:
     Balanced Portfolio                                 83,144            13.91            1,156,540           1,124,898
     Conservative Growth Portfolio                      80,404            14.87            1,195,606           1,175,141
     Strategic Growth Portfolio                         29,568            16.45              486,390             472,648
                                                                                       -------------       -------------
                                                                                           2,838,536           2,772,687
                                                                                       -------------       -------------
VAN KAMPEN LIFE INVESTMENT TRUST:
     Comstock Portfolio                                 83,462            11.39              950,629             943,251
     Emerging Growth Portfolio                           9,134            28.30              258,489             254,788
     Growth & Income Portfolio                           9,334            15.88              148,219             146,002
                                                                                       -------------       -------------
                                                                                           1,357,337           1,344,041
                                                                                       -------------       -------------
                                                                                       $ 114,853,454       $ 114,288,842
                                                                                       =============       =============

                See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001

                                                                            Government
                                                               Capital         and                   Natural
                                                             Appreciation  Quality Bond   Growth    Resources
                                                              Portfolio      Portfolio   Portfolio  Portfolio
                                                             ------------------------------------------------
Investment income:
     Dividends and capital gains distributions                $ 279,805     $  39,868    $  69,701  $   3,431
                                                              -----------------------------------------------
         Total investment income                                279,805        39,868       69,701      3,431
                                                              -----------------------------------------------

Expenses:
     Mortality and expense risk charge                          (19,324)      (24,386)      (8,568)    (1,294)
     Distribution expense charge                                 (2,025)       (2,564)        (907)      (130)
                                                              -----------------------------------------------
         Total expenses                                         (21,349)      (26,950)      (9,475)    (1,424)
                                                              -----------------------------------------------

Net investment income (loss)                                    258,456        12,918       60,226      2,007
                                                              -----------------------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                   78,884       668,301      111,355     22,426
     Cost of shares sold                                        (76,980)     (679,112)    (113,675)   (21,652)
                                                              -----------------------------------------------

Net realized gains (losses) from
    securities transactions                                       1,904       (10,811)      (2,320)       774
                                                              -----------------------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                              0             0            0          0
     End of period                                              209,847       (95,685)      87,345     30,419
                                                              -----------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                               209,847       (95,685)      87,345     30,419
                                                              -----------------------------------------------

Increase (decrease) in net assets from operations             $ 470,207     $ (93,578)   $ 145,251  $  33,200
                                                              ===============================================

                                                               Aggressive   Alliance  Blue Chip
                                                                 Growth      Growth    Growth
                                                               Portfolio   Portfolio  Portfolio
                                                               --------------------------------
Investment income:
     Dividends and capital gains distributions                 $ 143,968   $ 237,660  $      99
                                                               --------------------------------
         Total investment income                                 143,968     237,660         99
                                                               --------------------------------

Expenses:
     Mortality and expense risk charge                            (4,137)    (19,323)    (2,836)
     Distribution expense charge                                    (428)     (2,023)      (295)
                                                               --------------------------------
         Total expenses                                           (4,565)    (21,346)    (3,131)
                                                               --------------------------------

Net investment income (loss)                                     139,403     216,314     (3,032)
                                                               --------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                   118,257       3,873     38,688
     Cost of shares sold                                        (136,550)     (3,829)   (39,116)
                                                               --------------------------------

Net realized gains (losses) from
    securities transactions                                      (18,293)         44       (428)
                                                               --------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                               0           0          0
     End of period                                               (94,222)    128,130     10,980
                                                               --------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                (94,222)    128,130     10,980
                                                               --------------------------------

Increase (decrease) in net assets from operations              $  26,888   $ 344,488  $   7,520
                                                               ================================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                                 Cash        Corporate       Davis       "Dogs" of
                                                              Management        Bond     Venture Value  Wall Street
                                                              Portfolio      Portfolio     Portfolio     Portfolio
                                                             ------------------------------------------------------
Investment income:
     Dividends and capital gains distributions               $    155,700   $   67,266   $    601,098   $     4,746
                                                             ------------------------------------------------------
         Total investment income                                  155,700       67,266        601,098         4,746
                                                             ------------------------------------------------------

Expenses:
     Mortality and expense risk charge                            (28,013)     (10,584)       (27,916)       (1,941)
     Distribution expense charge                                   (2,845)      (1,083)        (2,927)         (202)
                                                             ------------------------------------------------------
         Total expenses                                           (30,858)     (11,667)       (30,843)       (2,143)
                                                             ------------------------------------------------------

Net investment income (loss)                                      124,842       55,599        570,255         2,603
                                                             ------------------------------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                 13,291,229       22,550         14,816        58,514
     Cost of shares sold                                      (13,362,157)     (22,727)       (15,631)      (59,488)
                                                             ------------------------------------------------------

Net realized gains (losses) from
    securities transactions                                       (70,928)        (177)          (815)         (974)
                                                             ------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                                0            0              0             0
     End of period                                                (47,774)     (69,284)      (118,013)       26,975
                                                             ------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                 (47,774)     (69,284)      (118,013)       26,975
                                                             ------------------------------------------------------

Increase (decrease) in net assets from operations            $      6,140   $  (13,862)  $    451,427   $    28,604
                                                             ======================================================

                                                             Emerging    Federated    Global
                                                              Markets      Value       Bond
                                                             Portfolio   Portfolio   Portfolio
                                                             ---------------------------------
Investment income:
     Dividends and capital gains distributions               $   1,152   $  31,529   $  31,799
                                                             ---------------------------------
         Total investment income                                 1,152      31,529      31,799
                                                             ---------------------------------

Expenses:
     Mortality and expense risk charge                            (531)     (6,506)     (2,612)
     Distribution expense charge                                   (54)       (663)       (263)
                                                             ---------------------------------
         Total expenses                                           (585)     (7,169)     (2,875)
                                                             ---------------------------------

Net investment income (loss)                                       567      24,360      28,924
                                                             ---------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                  47,699     211,329     120,235
     Cost of shares sold                                       (46,835)   (215,386)   (122,695)
                                                             ---------------------------------

Net realized gains (losses) from
    securities transactions                                        864      (4,057)     (2,460)
                                                             ---------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                             0           0           0
     End of period                                              16,236      70,799     (30,128)
                                                             ---------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                               16,236      70,799     (30,128)
                                                             ---------------------------------

Increase (decrease) in net assets from operations            $  17,667   $  91,102   $  (3,664)
                                                             =================================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                                              Goldman
                                                                Global         Sachs         Growth-        Growth
                                                               Equities      Research        Income      Opportunities
                                                              Portfolio      Portfolio      Portfolio      Portfolio
                                                             ---------------------------------------------------------
Investment income:
     Dividends and capital gains distributions               $   102,112    $         0    $   120,532    $         31
                                                             ---------------------------------------------------------
         Total investment income                                 102,112              0        120,532              31
                                                             ---------------------------------------------------------

Expenses:
     Mortality and expense risk charge                            (3,239)        (1,522)       (16,478)         (1,641)
     Distribution expense charge                                    (343)          (163)        (1,725)           (169)
                                                             ---------------------------------------------------------
         Total expenses                                           (3,582)        (1,685)       (18,203)         (1,810)
                                                             ---------------------------------------------------------

Net investment income (loss)                                      98,530         (1,685)       102,329          (1,779)
                                                             ---------------------------------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                 3,464,454         26,565      1,013,594          48,056
     Cost of shares sold                                      (3,538,501)       (27,563)      (973,572)        (47,945)
                                                             ---------------------------------------------------------

Net realized gains (losses) from
    securities transactions                                      (74,047)          (998)        40,022             111
                                                             ---------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                               0              0              0               0
     End of period                                                22,241         13,513         70,823          25,692
                                                             ---------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                 22,241         13,513         70,823          25,692
                                                             ---------------------------------------------------------

Increase (decrease) in net assets from operations            $    46,724    $    10,830    $   213,174    $     24,024
                                                             =========================================================

                                                                             International
                                                                High-Yield    Diversified      International
                                                                   Bond         Equities      Growth & Income
                                                                Portfolio      Portfolio         Portfolio
                                                               ----------------------------------------------
Investment income:
     Dividends and capital gains distributions                 $    67,997    $    13,960       $      40,698
                                                               ----------------------------------------------
         Total investment income                                    67,997         13,960              40,698
                                                               ----------------------------------------------

Expenses:
     Mortality and expense risk charge                              (4,542)        (1,797)             (4,760)
     Distribution expense charge                                      (458)          (183)               (491)
                                                               ----------------------------------------------
         Total expenses                                             (5,000)        (1,980)             (5,251)
                                                               ----------------------------------------------

Net investment income (loss)                                        62,997         11,980              35,447
                                                               ----------------------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                      17,674      2,732,090           5,566,278
     Cost of shares sold                                           (18,955)    (2,732,041)         (5,568,401)
                                                               ----------------------------------------------

Net realized gains (losses) from
    securities transactions                                         (1,281)            49              (2,123)
                                                               ----------------------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                                 0              0                   0
     End of period                                                 (56,197)          (300)             18,186
                                                               ----------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                  (56,197)          (300)             18,186
                                                               ----------------------------------------------

Increase (decrease) in net assets from operations              $     5,519    $    11,729       $      51,510
                                                               ==============================================

                 See accompanying notes to financial statements.

                           VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                        Marsico      MFS Growth      MFS Mid-Cap    MFS Total       Putnam
                                                         Growth       & Income         Growth        Return         Growth
                                                        Portfolio    Portfolio       Portfolio      Portfolio      Portfolio
                                                       ----------------------------------------------------------------------
Investment income:
  Dividends and capital gains distributions            $    2,535    $    45,060     $  322,454     $  124,952     $   17,490
                                                       ----------------------------------------------------------------------
      Total investment income                               2,535         45,060        322,454        124,952         17,490
                                                       ----------------------------------------------------------------------

Expenses:
  Mortality and expense risk charge                        (6,321)        (5,803)       (11,887)       (20,014)        (4,029)
  Distribution expense charge                                (656)          (602)        (1,229)        (2,092)          (423)
                                                       ----------------------------------------------------------------------
      Total expenses                                       (6,977)        (6,405)       (13,116)       (22,106)        (4,452)
                                                       ----------------------------------------------------------------------

Net investment income (loss)                               (4,442)        38,655        309,338        102,846         13,038
                                                       ----------------------------------------------------------------------

Net realized gains (losses) from securities
 transactions:
  Proceeds from shares sold                                17,786         45,901         32,946         48,721        188,098
  Cost of shares sold                                     (16,987)       (47,698)       (38,555)       (48,606)      (191,008)
                                                       ----------------------------------------------------------------------

Net realized gains (losses) from
 securities transactions                                      799         (1,797)        (5,609)           115         (2,910)
                                                       ----------------------------------------------------------------------

Net unrealized appreciation (depreciation)
 of investments:
  Beginning of period                                           0              0              0              0              0
  End of period                                            83,096            391         18,572         83,086         10,214
                                                       ----------------------------------------------------------------------

Change in net unrealized appreciation
 (depreciation) of investments                             83,096            391         18,572         83,086         10,214
                                                       ----------------------------------------------------------------------

Increase (decrease) in net assets from
 operations                                            $   79,453    $    37,249     $  322,301     $  186,047     $   20,342
                                                       ======================================================================

                                                            Real        SunAmerica
                                                           Estate        Balanced
                                                         Portfolio      Portfolio
                                                        -------------------------
Investment income:
  Dividends and capital gains distributions             $   10,020     $   41,045
                                                        -------------------------
      Total investment income                               10,020         41,045
                                                        -------------------------

Expenses:
  Mortality and expense risk charge                         (2,377)        (5,771)
  Distribution expense charge                                 (244)          (594)
                                                        -------------------------
      Total expenses                                        (2,621)        (6,365)
                                                        -------------------------

Net investment income (loss)                                 7,399         34,680
                                                        -------------------------

Net realized gains (losses) from securities
 transactions:
  Proceeds from shares sold                                 73,308         83,521
  Cost of shares sold                                      (73,898)       (90,292)
                                                        -------------------------

Net realized gains (losses) from
 securities transactions                                      (590)        (6,771)
                                                        -------------------------

Net unrealized appreciation (depreciation)
 of investments:
  Beginning of period                                            0              0
  End of period                                             29,853        (15,983)
                                                        -------------------------

Change in net unrealized appreciation
 (depreciation) of investments                              29,853        (15,983)
                                                        -------------------------

Increase (decrease) in net assets from
 operations                                             $   36,662     $   11,926
                                                        =========================

                See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                                        Telecom        Worldwide                    Conservative
                                                       Technology       Utility       High Income     Balanced         Growth
                                                        Portfolio      Portfolio       Portfolio      Portfolio      Portfolio
                                                       -------------------------------------------------------------------------
Investment income:
  Dividends and capital gains distributions            $        0     $    3,956      $    6,995     $        0       $        0
                                                       -------------------------------------------------------------------------
      Total investment income                                   0          3,956           6,995              0                0
                                                       -------------------------------------------------------------------------

Expenses:
  Mortality and expense risk charge                        (2,268)        (1,117)         (1,074)        (2,258)          (2,239)
  Distribution expense charge                                (233)          (116)           (103)          (239)            (228)
                                                       -------------------------------------------------------------------------
      Total expenses                                       (2,501)        (1,233)         (1,177)        (2,497)          (2,467)
                                                       -------------------------------------------------------------------------

Net investment income (loss)                               (2,501)         2,723           5,818        (2,497)           (2,467)
                                                       -------------------------------------------------------------------------

Net realized gains (losses) from securities
 transactions:
  Proceeds from shares sold                                25,784         55,628           4,224         30,620          182,782
  Cost of shares sold                                     (24,025)       (57,258)         (4,251)       (30,075)        (186,708)
                                                       -------------------------------------------------------------------------

Net realized gains (losses) from
 securities transactions                                    1,759         (1,630)            (27)           545           (3,926)
                                                       -------------------------------------------------------------------------

Net unrealized appreciation (depreciation)
 of investments:
  Beginning of period                                           0              0               0              0                0
  End of period                                            67,060        (10,908)            503         31,642           20,465
                                                       -------------------------------------------------------------------------

Change in net unrealized appreciation
 (depreciation) of investments                             67,060        (10,908)            503         31,642           20,465
                                                       -------------------------------------------------------------------------
Increase (decrease) in net assets from
 operations                                            $   66,318     $   (9,815)     $    6,294     $   29,690       $   14,072
                                                       =========================================================================

                                                      Strategic
                                                        Growth       Comstock
                                                      Portfolio      Portfolio
                                                     -------------------------
Investment income:
  Dividends and capital gains distributions          $        0     $        0
                                                     -------------------------
      Total investment income                                 0              0
                                                     -------------------------

Expenses:
  Mortality and expense risk charge                        (767)          (951)
  Distribution expense charge                               (76)           (98)
                                                     -------------------------
      Total expenses                                       (843)        (1,049)
                                                     -------------------------

Net investment income (loss)                               (843)        (1,049)
                                                     -------------------------

Net realized gains (losses) from securities
 transactions:
  Proceeds from shares sold                              25,225            950
  Cost of shares sold                                   (26,141)          (954)
                                                     -------------------------

Net realized gains (losses) from
 securities transactions                                   (916)            (4)
                                                     -------------------------

Net unrealized appreciation (depreciation)
 of investments:
  Beginning of period                                         0              0
  End of period                                          13,742          7,378
                                                     -------------------------

Change in net unrealized appreciation
 (depreciation) of investments                           13,742          7,378
                                                     -------------------------
Increase (decrease) in net assets from
 operations                                          $   11,983     $    6,325
                                                     =========================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                      Emerging      Growth &
                                                       Growth        Income
                                                     Portfolio      Portfolio           TOTAL
                                                    --------------------------------------------
Investment income:
  Dividends and capital gains distributions         $        0     $        0     $   2,587,659
                                                    -------------------------------------------
      Total investment income                                0              0         2,587,659
                                                    -------------------------------------------

Expenses:
  Mortality and expense risk charge                       (287)          (110)         (259,223)
  Distribution expense charge                              (31)           (12)          (26,917)
                                                    -------------------------------------------
      Total expenses                                      (318)          (122)         (286,140)
                                                    -------------------------------------------

Net investment income (loss)                              (318)          (122)        2,301,519
                                                    -------------------------------------------

Net realized gains (losses) from securities
 transactions
  Proceeds from shares sold                                152             69        28,492,582
  Cost of shares sold                                     (150)           (69)      (28,659,486)
                                                    -------------------------------------------

Net realized gains (losses) from
 securities transactions                                     2              0          (166,904)
                                                    -------------------------------------------

Net unrealized appreciation (depreciation)
 of investments:
  Beginning of period                                        0              0                 0
  End of period                                          3,701          2,217           564,612
                                                    -------------------------------------------

Change in net unrealized appreciation
 (depreciation) of investments                           3,701          2,217           564,612
                                                    -------------------------------------------

Increase (decrease) in net assets from
 operations                                         $    3,385     $    2,095     $   2,699,227
                                                    ===========================================

                See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001

                                                                      Government
                                                        Capital           and                           Natural        Aggressive
                                                      Appreciation    Quality Bond       Growth        Resources         Growth
                                                       Portfolio        Portfolio      Portfolio       Portfolio       Portfolio
                                                      ------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
  Net investment income (loss)                        $    258,456    $     12,918    $     60,226    $      2,007    $    139,403
  Net realized gains (losses) from
      securities transactions                                1,904         (10,811)         (2,320)            774         (18,293)
  Change in net unrealized appreciation
      (depreciation) of investments                        209,847         (95,685)         87,345          30,419         (94,222)
                                                      ----------------------------------------------------------------------------
  Increase (decrease) in net assets from operations        470,207         (93,578)        145,251          33,200          26,888
                                                      ----------------------------------------------------------------------------

From capital transactions without enhanced death
   benefit:
  Net proceeds from units sold                           4,812,845       7,129,843       2,207,529         246,228         768,971
  Cost of units redeemed                                   (14,746)        (62,263)         (9,898)         (4,048)         (1,554)
  Net transfers                                          2,249,388       2,276,647         805,924         101,124         233,121
                                                      ----------------------------------------------------------------------------
  Increase in net assets from capital transactions       7,047,487       9,344,227       3,003,555         343,304       1,000,538
                                                      ----------------------------------------------------------------------------

From capital transactions with enhanced death
   benefit:
  Net proceeds from units sold                           1,287,448       2,204,653         560,022         139,208         434,567
  Cost of units redeemed                                    (3,244)         (5,473)        (15,835)              0          (4,340)
  Net transfers                                            617,072         462,298         324,271          19,175         109,646
                                                      ----------------------------------------------------------------------------
  Increase in net assets from capital transactions       1,901,276       2,661,478         868,458         158,383         539,873
                                                      ----------------------------------------------------------------------------

Total increase in net assets from
  capital transactions                                   8,948,763      12,005,705       3,872,013         501,687       1,540,411
                                                      ----------------------------------------------------------------------------

Increase in net assets                                   9,418,970      11,912,127       4,017,264         534,887       1,567,299
Net assets at beginning of period                                0               0               0               0               0
                                                      ----------------------------------------------------------------------------
Net assets at end of period                           $  9,418,970    $ 11,912,127    $  4,017,264    $    534,887    $  1,567,299
                                                      ============================================================================

ANALYSIS OF INCREASE
  IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
  Units sold                                               148,737         461,448          84,372          18,252          56,856
  Units redeemed                                              (453)         (4,049)           (376)           (303)           (118)
  Units transferred                                         68,624         146,999          30,462           7,436          17,581
                                                      ----------------------------------------------------------------------------
Increase in units outstanding                              216,908         604,398         114,458          25,385          74,319
Beginning units                                                  0               0               0               0               0
                                                      ----------------------------------------------------------------------------
Ending units                                               216,908         604,398         114,458          25,385          74,319
                                                      ============================================================================
Contracts with enhanced death benefit:
  Units sold                                                41,664         143,378          21,241          10,464          32,729
  Units redeemed                                               (98)           (357)           (575)              0            (322)
  Units transferred                                         19,394          30,041          12,413           1,458           8,308
                                                      ----------------------------------------------------------------------------
Increase in units outstanding                               60,960         173,062          33,079          11,922          40,715
Beginning units                                                  0               0               0               0               0
                                                      ----------------------------------------------------------------------------
Ending units                                                60,960         173,062          33,079          11,922          40,715
                                                      ============================================================================

                                                        Alliance        Blue Chip
                                                         Growth          Growth
                                                       Portfolio        Portfolio
                                                      -----------------------------
INCREASE IN NET ASSETS:
From operations:
  Net investment income (loss)                        $    216,314    $     (3,032)
  Net realized gains (losses) from
      securities transactions                                   44            (428)
  Change in net unrealized appreciation
      (depreciation) of investments                        128,130          10,980
                                                      ----------------------------
  Increase (decrease) in net assets from operations        344,488           7,520
                                                      ----------------------------

From capital transactions without enhanced death
   benefit:
  Net proceeds from units sold                           4,790,490         579,785
  Cost of units redeemed                                   (29,274)           (584)
  Net transfers                                          2,444,102         324,149
                                                      ----------------------------
  Increase in net assets from capital transactions       7,205,318         903,350
                                                      ----------------------------

From capital transactions with enhanced death
   benefit:
  Net proceeds from units sold                           1,301,462         290,764
  Cost of units redeemed                                   (17,316)            (87)
  Net transfers                                            525,283          55,472
                                                      ----------------------------
  Increase in net assets from capital transactions       1,809,429         346,149
                                                      ----------------------------

Total increase in net assets from
  capital transactions                                   9,014,747       1,249,499
                                                      ----------------------------

Increase in net assets                                   9,359,235       1,257,019
Net assets at beginning of period                                0               0
                                                      ----------------------------
Net assets at end of period                           $  9,359,235    $  1,257,019
                                                      ============================

ANALYSIS OF INCREASE
  IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
  Units sold                                               153,361          88,205
  Units redeemed                                              (927)            (88)
  Units transferred                                         77,016          48,360
                                                      ----------------------------
Increase in units outstanding                              229,450         136,477
Beginning units                                                  0               0
                                                      ----------------------------
Ending units                                               229,450         136,477
                                                      ============================
Contracts with enhanced death benefit:
  Units sold                                                42,719          42,774
  Units redeemed                                              (530)            (13)
  Units transferred                                         16,811           8,386
                                                      ----------------------------
Increase in units outstanding                               59,000          51,147
Beginning units                                                  0               0
                                                      ----------------------------
Ending units                                                59,000          51,147
                                                      ============================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                          Cash         Corporate         Davis         "Dogs" of        Emerging
                                                       Management        Bond         Venture Value   Wall Street       Markets
                                                       Portfolio       Portfolio        Portfolio      Portfolio       Portfolio
                                                      ------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
  Net investment income (loss)                        $    124,842    $     55,599    $    570,255    $      2,603    $        567
  Net realized gains (losses) from
      securities transactions                              (70,928)           (177)           (815)           (974)            864
  Change in net unrealized appreciation
      (depreciation) of investments                        (47,774)        (69,284)       (118,013)         26,975          16,236
                                                      ----------------------------------------------------------------------------
  Increase (decrease) in net assets from operations          6,140         (13,862)        451,427          28,604          17,667
                                                      ----------------------------------------------------------------------------

From capital transactions without enhanced death
   benefit:
  Net proceeds from units sold                           7,249,638       1,715,100       6,734,926         603,796          89,125
  Cost of units redeemed                                   (12,357)        (34,584)        (33,458)         (4,124)           (267)
  Net transfers                                         (1,063,491)      1,110,530       3,064,300         149,560          34,957
                                                      ----------------------------------------------------------------------------
  Increase in net assets from capital transactions       6,173,790       2,791,046       9,765,768         749,232         123,815
                                                      ----------------------------------------------------------------------------

From capital transactions with enhanced death
   benefit:
  Net proceeds from units sold                           4,085,192       1,303,843       1,789,820         213,486          53,130
  Cost of units redeemed                                   (48,686)         (4,670)         (4,738)              0               0
  Net transfers                                           (849,508)        477,904         809,345          40,300          10,833
                                                      ----------------------------------------------------------------------------
  Increase in net assets from capital transactions       3,186,998       1,777,077       2,594,427         253,786          63,963
                                                      ----------------------------------------------------------------------------

Total increase in net assets from
  capital transactions                                   9,360,788       4,568,123      12,360,195       1,003,018         187,778
                                                      ----------------------------------------------------------------------------

Increase in net assets                                   9,366,928       4,554,261      12,811,622       1,031,622         205,445
Net assets at beginning of period                                0               0               0               0               0
                                                      ----------------------------------------------------------------------------
Net assets at end of period                           $  9,366,928    $  4,554,261    $ 12,811,622    $  1,031,622    $    205,445
                                                      ============================================================================

ANALYSIS OF INCREASE
  IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
  Units sold                                               555,498         122,332         266,128          64,611          14,855
  Units redeemed                                              (946)         (2,466)         (1,318)           (447)            (45)
  Units transferred                                        (81,488)         79,344         120,987          15,271           5,839
                                                      ----------------------------------------------------------------------------
Increase in units outstanding                              473,064         199,210         385,797          79,435          20,649
Beginning units                                                  0               0               0               0               0
                                                      ----------------------------------------------------------------------------
Ending units                                               473,064         199,210         385,797          79,435          20,649
                                                      ============================================================================
Contracts with enhanced death benefit:
  Units sold                                               312,893          93,102          71,064          22,675           8,992
  Units redeemed                                            (3,727)           (335)           (190)              0               0
  Units transferred                                        (64,992)         34,153          32,338           4,269           1,807
                                                      ----------------------------------------------------------------------------
Increase in units outstanding                              244,174         126,920         103,212          26,944          10,799
Beginning units                                                  0               0               0               0               0
                                                      ----------------------------------------------------------------------------
Ending units                                               244,174         126,920         103,212          26,944          10,799
                                                      ============================================================================

                                                       Federated        Global
                                                         Value           Bond
                                                       Portfolio       Portfolio
                                                      -----------------------------
INCREASE IN NET ASSETS:
From operations:
  Net investment income (loss)                        $     24,360    $     28,924
  Net realized gains (losses) from
      securities transactions                               (4,057)         (2,460)
  Change in net unrealized appreciation
      (depreciation) of investments                         70,799         (30,128)
                                                      ----------------------------
  Increase (decrease) in net assets from operations         91,102          (3,664)
                                                      ----------------------------

From capital transactions without enhanced death
   benefit:
  Net proceeds from units sold                             976,708         489,128
  Cost of units redeemed                                   (16,756)         (1,017)
  Net transfers                                            777,879         183,533
                                                      ----------------------------
  Increase in net assets from capital transactions       1,737,831         671,644
                                                      ----------------------------

From capital transactions with enhanced death
   benefit:
  Net proceeds from units sold                             785,873         486,914
  Cost of units redeemed                                    (3,756)         (1,418)
  Net transfers                                            122,110          33,130
                                                      ----------------------------
  Increase in net assets from capital transactions         904,227         518,626
                                                      ----------------------------

Total increase in net assets from
  capital transactions                                   2,642,058       1,190,270
                                                      ----------------------------

Increase in net assets                                   2,733,160       1,186,606
Net assets at beginning of period                                0               0
                                                      ----------------------------
Net assets at end of period                           $  2,733,160    $  1,186,606
                                                      ============================

ANALYSIS OF INCREASE
  IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
  Units sold                                                62,222          31,204
  Units redeemed                                            (1,043)            (64)
  Units transferred                                         48,756          11,671
                                                      ----------------------------
Increase in units outstanding                              109,935          42,811
Beginning units                                                  0               0
                                                      ----------------------------
Ending units                                               109,935          42,811
                                                      ============================
Contracts with enhanced death benefit:
  Units sold                                                49,274          30,968
  Units redeemed                                              (230)            (90)
  Units transferred                                          7,894           2,102
                                                      ----------------------------
Increase in units outstanding                               56,938          32,980
Beginning units                                                  0               0
                                                      ----------------------------
Ending units                                                56,938          32,980
                                                      ============================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                                      Goldman
                                                        Global          Sachs         Growth-        Growth       High-Yield
                                                       Equities       Research        Income      Opportunities      Bond
                                                       Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                      ------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
  Net investment income (loss)                        $    98,530    $    (1,685)   $   102,329    $    (1,779)   $    62,997
  Net realized gains (losses) from
      securities transactions                             (74,047)          (998)        40,022            111         (1,281)
  Change in net unrealized appreciation
      (depreciation) of investments                        22,241         13,513         70,823         25,692        (56,197)
                                                      -----------------------------------------------------------------------
  Increase (decrease) in net assets from operations        46,724         10,830        213,174         24,024          5,519
                                                      -----------------------------------------------------------------------

From capital transactions without enhanced death
   benefit:
  Net proceeds from units sold                            876,305        384,454      3,402,098        314,660        718,047
  Cost of units redeemed                                   (2,474)        (1,163)       (28,478)        (1,530)        (3,803)
  Net transfers                                           123,230        188,444      1,426,844        112,577        498,813
                                                      -----------------------------------------------------------------------
  Increase in net assets from capital transactions        997,061        571,735      4,800,464        425,707      1,213,057
                                                      -----------------------------------------------------------------------

From capital transactions with enhanced death
   benefit:
  Net proceeds from units sold                            136,397         40,662      1,056,739        147,593        879,929
  Cost of units redeemed                                   (1,847)             0        (16,693)        (2,677)        (1,558)
  Net transfers                                           139,280         45,797        555,490         45,000        184,349
                                                      -----------------------------------------------------------------------
  Increase in net assets from capital transactions        273,830         86,459      1,595,536        189,916      1,062,720
                                                      -----------------------------------------------------------------------

Total increase in net assets from
  capital transactions                                  1,270,891        658,194      6,396,000        615,623      2,275,777
                                                      -----------------------------------------------------------------------

Increase in net assets                                  1,317,615        669,024      6,609,174        639,647      2,281,296
Net assets at beginning of period                               0              0              0              0              0
                                                      -----------------------------------------------------------------------
Net assets at end of period                           $ 1,317,615    $   669,024    $ 6,609,174    $   639,647    $ 2,281,296
                                                      =======================================================================

ANALYSIS OF INCREASE
  IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
  Units sold                                               51,165         53,641        129,474         56,449         57,591
  Units redeemed                                             (143)          (165)        (1,066)          (263)          (302)
  Units transferred                                         7,886         27,399         56,959         20,240         39,955
                                                      -----------------------------------------------------------------------
Increase in units outstanding                              58,908         80,875        185,367         76,426         97,244
Beginning units                                                 0              0              0              0              0
                                                      -----------------------------------------------------------------------
Ending units                                               58,908         80,875        185,367         76,426         97,244
                                                      =======================================================================
Contracts with enhanced death benefit:
  Units sold                                                8,341          5,969         40,508         26,247         70,596
  Units redeemed                                             (106)             0           (612)          (451)          (125)
  Units transferred                                         8,265          6,460         21,356          7,863         14,781
                                                      -----------------------------------------------------------------------
Increase in units outstanding                              16,500         12,429         61,252         33,659         85,252
Beginning units                                                 0              0              0              0              0
                                                      -----------------------------------------------------------------------
Ending units                                               16,500         12,429         61,252         33,659         85,252
                                                      =======================================================================

                                                     International
                                                      Diversified   International
                                                       Equities     Growth & Income
                                                       Portfolio      Portfolio
                                                     ------------------------------
INCREASE IN NET ASSETS:
From operations:
  Net investment income (loss)                        $    11,980    $    35,447
  Net realized gains (losses) from
      securities transactions                                  49         (2,123)
  Change in net unrealized appreciation
      (depreciation) of investments                          (300)        18,186
                                                      --------------------------
  Increase (decrease) in net assets from operations        11,729         51,510
                                                      --------------------------

From capital transactions without enhanced death
   benefit:
  Net proceeds from units sold                            248,112        902,807
  Cost of units redeemed                                     (193)        (2,038)
  Net transfers                                            87,689        177,537
                                                      --------------------------
  Increase in net assets from capital transactions        335,608      1,078,306
                                                      --------------------------

From capital transactions with enhanced death
   benefit:
  Net proceeds from units sold                            335,369        527,687
  Cost of units redeemed                                     (846)          (938)
  Net transfers                                            83,248        112,821
                                                      --------------------------
  Increase in net assets from capital transactions        417,771        639,570
                                                      --------------------------

Total increase in net assets from
  capital transactions                                    753,379      1,717,876
                                                      --------------------------

Increase in net assets                                    765,108      1,769,386
Net assets at beginning of period                               0              0
                                                      --------------------------

Net assets at end of period                           $   765,108    $ 1,769,386
                                                      ==========================

ANALYSIS OF INCREASE
  IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
  Units sold                                               24,174         84,998
  Units redeemed                                              (19)          (192)
  Units transferred                                        10,155         20,306
                                                      --------------------------
Increase in units outstanding                              34,310        105,112
Beginning units                                                 0              0
                                                      --------------------------
Ending units                                               34,310        105,112
                                                      ==========================
Contracts with enhanced death benefit:
  Units sold                                               32,667         48,877
  Units redeemed                                              (84)           (89)
  Units transferred                                         8,198         10,705
                                                      --------------------------
Increase in units outstanding                              40,781         59,493
Beginning units                                                 0              0
                                                      --------------------------
Ending units                                               40,781         59,493
                                                      ==========================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                       Marsico       MFS Growth     MFS Mid-Cap     MFS Total       Putnam
                                                        Growth        & Income        Growth         Return         Growth
                                                       Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                      ------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
  Net investment income (loss)                        $    (4,442)   $    38,655    $   309,338    $   102,846    $    13,038
  Net realized gains (losses) from
      securities transactions                                 799         (1,797)        (5,609)           115         (2,910)
  Change in net unrealized appreciation
      (depreciation) of investments                        83,096            391         18,572         83,086         10,214
                                                      -----------------------------------------------------------------------
  Increase (decrease) in net assets from operations        79,453         37,249        322,301        186,047         20,342
                                                      -----------------------------------------------------------------------

From capital transactions without enhanced death
   benefit:
  Net proceeds from units sold                          1,030,682      1,160,968      2,113,563      4,834,256      1,050,313
  Cost of units redeemed                                   (7,636)        (2,967)        (6,648)       (64,210)        (3,652)
  Net transfers                                           538,263        359,531      1,415,539      2,147,004        326,188
                                                      -----------------------------------------------------------------------
  Increase in net assets from capital transactions      1,561,309      1,517,532      3,522,454      6,917,050      1,372,849
                                                      -----------------------------------------------------------------------

From capital transactions with enhanced death
   benefit:
  Net proceeds from units sold                            644,191        489,445        972,181      1,648,959        302,451
  Cost of units redeemed                                   (3,331)        (1,207)       (15,271)        (3,381)        (2,781)
  Net transfers                                           149,250        198,330        378,159        704,169        125,477
                                                      -----------------------------------------------------------------------
  Increase in net assets from capital transactions        790,110        686,568      1,335,069      2,349,747        425,147
                                                      -----------------------------------------------------------------------

Total increase in net assets from
  capital transactions                                  2,351,419      2,204,100      4,857,523      9,266,797      1,797,996
                                                      -----------------------------------------------------------------------

Increase in net assets                                  2,430,872      2,241,349      5,179,824      9,452,844      1,818,338
Net assets at beginning of period                               0              0              0              0              0
                                                      -----------------------------------------------------------------------
Net assets at end of period                           $ 2,430,872    $ 2,241,349    $ 5,179,824    $ 9,452,844    $ 1,818,338
                                                      =======================================================================

ANALYSIS OF INCREASE
  IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
  Units sold                                              125,323         61,579        168,304        232,001         55,401
  Units redeemed                                             (929)          (155)          (533)        (3,092)          (195)
  Units transferred                                        65,361         18,990        109,933        103,234         17,541
                                                      -----------------------------------------------------------------------
Increase in units outstanding                             189,755         80,414        277,704        332,143         72,747
Beginning units                                                 0              0              0              0              0
                                                      -----------------------------------------------------------------------
Ending units                                              189,755         80,414        277,704        332,143         72,747
                                                      =======================================================================
Contracts with enhanced death benefit:
  Units sold                                               78,065         25,780         79,689         79,656         16,066
  Units redeemed                                             (394)           (63)        (1,136)          (161)          (146)
  Units transferred                                        18,004         10,525         30,177         33,921          6,687
                                                      -----------------------------------------------------------------------
Increase in units outstanding                              95,675         36,242        108,730        113,416         22,607
Beginning units                                                 0              0              0              0              0
                                                      -----------------------------------------------------------------------
Ending units                                               95,675         36,242        108,730        113,416         22,607
                                                      =======================================================================

                                                         Real        SunAmerica
                                                         Estate       Balanced
                                                       Portfolio      Portfolio
                                                      ---------------------------
INCREASE IN NET ASSETS:
From operations:
  Net investment income (loss)                        $     7,399    $    34,680
  Net realized gains (losses) from
      securities transactions                                (590)        (6,771)
  Change in net unrealized appreciation
      (depreciation) of investments                        29,853        (15,983)
                                                      --------------------------
  Increase (decrease) in net assets from operations        36,662         11,926
                                                      --------------------------

From capital transactions without enhanced death
   benefit:
  Net proceeds from units sold                            290,926      1,454,002
  Cost of units redeemed                                     (383)        (7,779)
  Net transfers                                           352,891        435,584
                                                      --------------------------
  Increase in net assets from capital transactions        643,434      1,881,807
                                                      --------------------------

From capital transactions with enhanced death
   benefit:
  Net proceeds from units sold                            257,804        479,179
  Cost of units redeemed                                   (2,951)        (7,378)
  Net transfers                                            87,745        212,344
                                                      --------------------------
  Increase in net assets from capital transactions        342,598        684,145
                                                      --------------------------

Total increase in net assets from
  capital transactions                                    986,032      2,565,952
                                                      --------------------------

Increase in net assets                                  1,022,694      2,577,878
Net assets at beginning of period                               0              0
                                                      --------------------------
Net assets at end of period                           $ 1,022,694    $ 2,577,878
                                                      ==========================

ANALYSIS OF INCREASE
  IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
  Units sold                                               26,560         97,067
  Units redeemed                                              (35)          (519)
  Units transferred                                        32,437         29,072
                                                      --------------------------
Increase in units outstanding                              58,962        125,620
Beginning units                                                 0              0
                                                      --------------------------
Ending units                                               58,962        125,620
                                                      ==========================
Contracts with enhanced death benefit:
  Units sold                                               23,456         32,460
  Units redeemed                                             (263)          (497)
  Units transferred                                         8,090         14,223
                                                      --------------------------
Increase in units outstanding                              31,283         46,186
Beginning units                                                 0              0
                                                      --------------------------
Ending units                                               31,283         46,186
                                                      ==========================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                                       Telecom       Worldwide                    Conservative
                                                      Technology       Utility      High Income     Balanced         Growth
                                                       Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                      ------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
  Net investment income (loss)                        $    (2,501)   $     2,723    $     5,818    $    (2,497)   $    (2,467)
  Net realized gains (losses) from
      securities transactions                               1,759         (1,630)           (27)           545         (3,926)
  Change in net unrealized appreciation
      (depreciation) of investments                        67,060        (10,908)           503         31,642         20,465
                                                      -----------------------------------------------------------------------
  Increase (decrease) in net assets from operations        66,318         (9,815)         6,294         29,690         14,072
                                                      -----------------------------------------------------------------------

From capital transactions without enhanced death
   benefit:
  Net proceeds from units sold                            435,252        306,150         78,331        760,592        739,024
  Cost of units redeemed                                     (651)        (4,649)          (630)        (5,583)       (33,054)
  Net transfers                                           106,668         26,513         38,634        167,871        141,665
                                                      -----------------------------------------------------------------------
  Increase in net assets from capital transactions        541,269        328,014        116,335        922,880        847,635
                                                      -----------------------------------------------------------------------

From capital transactions with enhanced death
   benefit:
  Net proceeds from units sold                            213,419         81,915        413,200        146,396        159,196
  Cost of units redeemed                                        0            (45)          (860)           (25)        (7,197)
  Net transfers                                            74,061         66,962         29,020         57,599        181,900
                                                      -----------------------------------------------------------------------
  Increase in net assets from capital transactions        287,480        148,832        441,360        203,970        333,899
                                                      -----------------------------------------------------------------------

Total increase in net assets from
  capital transactions                                    828,749        476,846        557,695      1,126,850      1,181,534
                                                      -----------------------------------------------------------------------

Increase in net assets                                    895,067        467,031        563,989      1,156,540      1,195,606
Net assets at beginning of period                               0              0              0              0              0
Net assets at end of period                           -----------------------------------------------------------------------
                                                      $   895,067    $   467,031    $   563,989    $ 1,156,540    $ 1,195,606
                                                      =======================================================================

ANALYSIS OF INCREASE
  IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
  Units sold                                              140,409         25,988          5,590        103,274         91,462
  Units redeemed                                             (192)          (388)           (44)          (237)          (566)
  Units transferred                                        32,792          2,340          2,738         22,614         16,998
                                                      -----------------------------------------------------------------------
Increase in units outstanding                             173,009         27,940          8,284        125,651        107,894
Beginning units                                                 0              0              0              0              0
                                                      -----------------------------------------------------------------------
Ending units                                              173,009         27,940          8,284        125,651        107,894
                                                      =======================================================================
Contracts with enhanced death benefit:
  Units sold                                               65,001          6,897         29,190         19,972         19,124
  Units redeemed                                                0             (4)           (60)            (3)            (9)
  Units transferred                                        21,448          5,744          2,053          7,830         23,645
                                                      -----------------------------------------------------------------------
Increase in units outstanding                              86,449         12,637         31,183         27,799         42,760
Beginning units                                                 0              0              0              0              0
                                                      -----------------------------------------------------------------------
Ending units                                               86,449         12,637         31,183         27,799         42,760
                                                      =======================================================================

                                                       Strategic
                                                         Growth       Comstock
                                                       Portfolio      Portfolio
                                                      ---------------------------
INCREASE IN NET ASSETS:
From operations:
  Net investment income (loss)                        $      (843)   $    (1,049)
  Net realized gains (losses) from
      securities transactions                                (916)            (4)
  Change in net unrealized appreciation
      (depreciation) of investments                        13,742          7,378
                                                      --------------------------
  Increase (decrease) in net assets from operations        11,983          6,325
                                                      --------------------------

From capital transactions without enhanced death
   benefit:
  Net proceeds from units sold                            141,971        482,167
  Cost of units redeemed                                        0           (465)
  Net transfers                                            19,708        169,163
                                                      --------------------------
  Increase in net assets from capital transactions        161,679        650,865
                                                      --------------------------

From capital transactions with enhanced death
   benefit:
  Net proceeds from units sold                            257,726        291,936
  Cost of units redeemed                                   (2,139)        (1,678)
  Net transfers                                            57,141          3,181
                                                      --------------------------
  Increase in net assets from capital transactions        312,728        293,439
                                                      --------------------------

Total increase in net assets from
  capital transactions                                    474,407        944,304
                                                      --------------------------

Increase in net assets                                    486,390        950,629
Net assets at beginning of period                               0              0
                                                      --------------------------
                                                      $   486,390    $   950,629
                                                      ==========================

ANALYSIS OF INCREASE
  IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
  Units sold                                               16,513         47,526
  Units redeemed                                                0            (46)
  Units transferred                                         2,355         16,690
                                                      --------------------------
Increase in units outstanding                              18,868         64,170
Beginning units                                                 0              0
                                                      --------------------------
Ending units                                               18,868         64,170
                                                      ==========================
Contracts with enhanced death benefit:
  Units sold                                               30,027         28,586
  Units redeemed                                             (222)          (158)
  Units transferred                                         6,701            312
                                                      --------------------------
Increase in units outstanding                              36,506         28,740
Beginning units                                                 0              0
                                                      --------------------------
Ending units                                               36,506         28,740
                                                      ==========================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (Portion Relating to the POLARIS PLATINUM Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                                 FOR THE PERIOD
               FROM JULY 9, 2001 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                        Emerging          Growth &
                                                         Growth            Income
                                                        Portfolio         Portfolio          TOTAL
                                                      ------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
  Net investment income (loss)                        $        (318)   $        (122)   $   2,301,519
  Net realized gains (losses) from
      securities transactions                                     2                0         (166,904)
  Change in net unrealized appreciation
      (depreciation) of investments                           3,701            2,217          564,612
                                                      -----------------------------------------------
  Increase (decrease) in net assets from operations           3,385            2,095        2,699,227
                                                      -----------------------------------------------

From capital transactions without enhanced death
   benefit:
  Net proceeds from units sold                              158,648          122,971       60,400,411
  Cost of units redeemed                                          0                0         (402,916)
  Net transfers                                              40,378            6,861       21,599,318
                                                      -----------------------------------------------
  Increase in net assets from capital transactions          199,026          129,832       81,596,813
                                                      -----------------------------------------------

From capital transactions with enhanced death
   benefit:
  Net proceeds from units sold                               55,276           14,890       24,488,922
  Cost of units redeemed                                          0                0         (182,366)
  Net transfers                                                 802            1,402        6,250,858
                                                      -----------------------------------------------
  Increase in net assets from capital transactions           56,078           16,292       30,557,414
                                                      -----------------------------------------------

Total increase in net assets from
  capital transactions                                      255,104          146,124      112,154,227
                                                      -----------------------------------------------

Increase in net assets                                      258,489          148,219      114,853,454
Net assets at beginning of period                                 0                0                0
                                                      -----------------------------------------------
Net assets at end of period                           $     258,489    $     148,219    $ 114,853,454
                                                      ===============================================

ANALYSIS OF INCREASE
  IN UNITS OUTSTANDING:
Contracts without enhanced death benefit:
  Units sold                                                 15,450           11,854
  Units redeemed                                                  0                0
  Units transferred                                           3,958              657
                                                      ------------------------------
Increase in units outstanding                                19,408           12,511
Beginning units                                                   0                0
                                                      ------------------------------
Ending units                                                 19,408           12,511
                                                      ==============================
Contracts with enhanced death benefit:
  Units sold                                                  5,302            1,426
  Units redeemed                                                  0                0
  Units transferred                                              77              134
                                                      ------------------------------
Increase in units outstanding                                 5,379            1,560
Beginning units                                                   0                0
                                                      ------------------------------
Ending units                                                  5,379            1,560
                                                      ==============================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS PLATINUM VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Variable Separate Account (Portion Relating to the POLARIS PLATINUM Variable Annuity) of AIG SunAmerica Life Assurance Company (DBA Anchor National Life Insurance Company) (the "Separate Account") is a segregated investment account of AIG SunAmerica Life Assurance Company (the "Company") with an inception date of July 9, 2001. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services holding company. The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. However the Company is continuing to do business as Anchor National Life Insurance Company. It is currently anticipated that the Company will seek regulatory approval to change its name in each state in which it does business to AIG SunAmerica Life Assurance Company effective sometime in the first quarter of 2003. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

         The Separate Account contracts are sold through the Company's wholly-owned or affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

         The Separate Account is composed of thirty-seven variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of (1) one of the four currently available investment portfolios of Anchor Series Trust ("Anchor Trust"), (2) one of the twenty-seven currently available investment portfolios of SunAmerica Series Trust ("SunAmerica Trust"), (3) one of the three currently available investment portfolios of the WM Variable Trust ("WM Trust") or (4) one of the three currently available investment portfolios of the Van Kampen Life Investment Trust ("Van Kampen Trust"). The Anchor Trust, the SunAmerica Trust, the WM Trust and the Van Kampen Trust (the "Trusts") are all diversified, open-end investment companies, which retain investment advisers to assist in the investment of the Trusts. The participant may elect to have payments allocated to any of seven guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participant to the thirty-seven Variable Accounts and do not include balances allocated to the General Account.

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS PLATINUM VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         The inception dates of the thirty-seven individual funds in the Variable Separate Account are the following: October 15, 2001 for Van Kampen LIT Comstock, Van Kampen LIT Emerging Growth, and Van Kampen LIT Growth and Income Portfolios; July 9, 2001 for Balanced Portfolio, Conservative Growth Portfolio, and Strategic Growth Portfolio; December 29, 2000 for Marsico Growth Portfolio; July 10, 2000 for the Blue Chip Growth Portfolio; July 6, 2000 for the Growth Opportunities Portfolio; July 5, 2000 for the Goldman Sachs Research and Technology Portfolios; April 1, 1999 for the MFS Mid-Cap Growth Portfolio; April 1, 1998 for the "Dogs" of Wall Street Portfolio; June 2, 1997 for the International Growth and Income, Emerging Markets, and Real Estate Portfolios; June 3, 1996 for the Aggressive Growth, Federated Value, SunAmerica Balanced, and Telecom Utility Portfolios; October 31, 1994 for the Natural Resources Portfolio; October 28, 1994 for the International Diversified Equities, Davis Venture Value, MFS Total Return, and Worldwide High Income Portfolios; July 1, 1993 for the Global Bond and Corporate Bond Portfolios; February 22, 1993 for Government and Quality Bond Portfolio; February 19, 1993 for the Growth Portfolio; February 12, 1993 for the Capital Appreciation Portfolio; February 9, 1993 for the Alliance Growth, Cash Management, Global Equities, Growth-Income, High-Yield Bond, MFS Growth and Income, and Putnam Growth Portfolios.

         The investment objectives and policies of the four portfolios of the Anchor Trust are summarized below:

         The CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. This portfolio invests primarily in growth equity securities across a wide range of industries and companies, using a wide-ranging and flexible stock picking approach. It may be concentrated and will generally have less investments in large company securities than the Growth Portfolio.

         The GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This portfolio invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in high quality corporate fixed income securities.

         The GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests in core equity securities that are widely diversified by industry and company.

         The NATURAL RESOURCES PORTFOLIO seeks a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This portfolio, using a value approach, invests primarily in equity securities of U.S. or foreign companies that are expected to provide

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS PLATINUM VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         favorable returns in periods of rising inflation; at least 65% of the portfolio is related to natural resources, such as energy, metals, mining and forest products.

         The Anchor Trust has portfolios in addition to those identified above; however, none of these other portfolios are currently available for investment under the Separate Account.

         The investment objectives and policies of the twenty-seven portfolios of the SunAmerica Trust are summarized below:

         The AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests primarily in equity securities of high growth companies including small and medium sized growth companies with market capitalizations of $1.5 billion to $10 billion.

         The ALLIANCE GROWTH PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings.

         The BLUE CHIP GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests primarily in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.

         The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital. This portfolio invests in a diversified selection of money market instruments.

         The CORPORATE BOND PORTFOLIO seeks a high total return with only moderate price risk. This portfolio invests primarily in investment grade fixed-income securities.

         The DAVIS VENTURE VALUE PORTFOLIO seeks growth of capital. This portfolio invests primarily in common stocks of companies with market capitalizations of at least $5 billion.

         The "DOGS" OF WALL STREET PORTFOLIO seeks total return (including capital appreciation and current income). This portfolio invests primarily in thirty high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market.

         The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation. This portfolio invests primarily in common stocks and other equity securities of companies that its Subadviser believes have above-average growth prospects primarily in emerging markets outside the United States.

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS PLATINUM VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         The FEDERATED VALUE PORTFOLIO seeks growth of capital and income. This portfolio invests primarily in the securities of high quality companies.

         The GLOBAL BOND PORTFOLIO seeks a high total return, emphasizing current income and to a lesser extent, capital appreciation. This portfolio invests in high quality fixed-income securities of U.S. and foreign issuers and engages in transactions in foreign currencies.

         The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engage in transactions in foreign currencies.

         The GOLDMAN SACHS RESEARCH PORTFOLIO seeks long-term growth of capital. This portfolio invests, under normal circumstances, at least 90% of its total assets in U.S. equity securities, including securities of foreign issuers that are traded in the U.S. Under normal circumstances, the Portfolio will only purchase equity securities that are included in the Goldman Sachs Global Investment Research Division's U.S. Select List and will sell securities that have been removed from the U.S. Select List.

         The GROWTH-INCOME PORTFOLIO seeks growth of capital and income. This portfolio invests primarily in common stocks or securities that demonstrate the potential for appreciation and/or dividends.

         The GROWTH OPPORTUNITIES PORTFOLIO seeks capital appreciation. This portfolio invests primarily in common stocks that demonstrate the potential for capital appreciation, issued generally by mid-cap companies.

         The HIGH-YIELD BOND PORTFOLIO seeks a high level of current income and, secondarily, capital appreciation. This portfolio invests primarily in intermediate and long-term corporate obligations, emphasizing high-yield, higher-risk fixed income securities (junk bonds) with a primary focus on "B" rated high-yield bonds.

         The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation. This portfolio invests (in accordance with country weightings determined by its Subadviser) in common stocks of foreign issuers that, in the aggregate, replicate broad country and sector indices.

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS PLATINUM VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         The INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks growth of capital with current income as a secondary objective. This portfolio invests primarily in common stocks traded on markets outside the United States.

         The MARSICO GROWTH PORTFOLIO seeks long-term growth of capital. This portfolio invests under normal circumstances at least 65% in equity securities of large companies with a general core position of 20 to 30 common stocks.

         The MFS GROWTH AND INCOME PORTFOLIO seeks reasonable current income and long-term growth of capital and income. This portfolio invests primarily in equity securities.

         The MFS MID-CAP GROWTH PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in equity securities of medium-sized companies that its Subadviser believes have above-average growth potential.

         The MFS TOTAL RETURN PORTFOLIO seeks reasonable income, long-term capital growth and conservation of capital. This portfolio invests primarily in common stocks and fixed-income securities, with an emphasis on income-producing securities that appear to have some potential for capital enhancement.

         The PUTNAM GROWTH PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in common stocks or securities with common stock characteristics that its Subadviser believes have above-average growth prospects.

         The REAL ESTATE PORTFOLIO seeks to achieve total return through a combination of growth and income. This portfolio invests primarily in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments.

         The SUNAMERICA BALANCED PORTFOLIO seeks conservation of principal and capital appreciation. This portfolio maintains at all times a balanced portfolio of stocks and bonds, with at least 25% invested in fixed income securities.

         The TECHNOLOGY PORTFOLIO seeks long-term capital appreciation. This portfolio invests primarily in equity securities that demonstrate the potential for capital appreciation, issued by companies the Subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide.

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS PLATINUM VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         The TELECOM UTILITY PORTFOLIO seeks high current income and moderate capital appreciation. This portfolio invests primarily in equity and debt securities of utility companies.

         The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation. This portfolio invests primarily in a selection of high-yield, high-risk fixed-income securities (junk bonds) of issuers located throughout the world.

         The SunAmerica Trust has portfolios in addition to those identified above; however, none of these other portfolios are currently available for investment under the Separate Account.

         The investment objectives and policies of the three portfolios of the Van Kampen Trust are summarized below:

         The VAN KAMPEN LIT COMSTOCK PORTFOLIO, seeks capital growth and income. This portfolio invests primarily in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

         The VAN KAMPEN LIT EMERGING GROWTH PORTFOLIO, seeks capital appreciation. Under normal market conditions, this portfolio invests at least 65% of its total assets in common stocks of emerging growth companies.

         The VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, seeks long-term growth of capital and income. This portfolio invests primarily in income-producing equity securities, including common stocks and convertible securities.

         The Van Kampen Trust has portfolios in addition to those identified above; however, none of these other portfolios are currently available for investment under the Separate Account.

         Each of the available portfolios of the WM Trust invests in mutual funds advised by WM Advisors. The investment objectives and policies of the three portfolios of the WM Trust are summarized below:

         The BALANCED PORTFOLIO seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. This portfolio invests between 30% and 70% of its funds in a mix of equity and fixed-income funds.

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS PLATINUM VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         The CONSERVATIVE GROWTH PORTFOLIO seeks long-term capital appreciation. This portfolio generally invests at least 60% of its net assets in equity funds.

         The STRATEGIC GROWTH PORTFOLIO seeks to provide long-term capital appreciation. This portfolio generally invests at least 75% of its net assets in equity funds.

         The WM Trust has portfolios in addition to those identified above; however, none of these other portfolios are currently available for investment under the Separate Account.

         Purchases and sales of shares of the portfolios of the Trusts are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis.

         Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

         PRINCIPAL REWARDS PROGRAM: The Principal Rewards Program adds an amount to the contract (an "Initial Payment Enhancement") each time a purchase payment is submitted. An Initial Payment Enhancement is calculated as a percentage of each Purchase Payment. The Initial Payment Enhancement will always be at least 2.00% of each purchase payment. Additionally, a discretionary amount may be added to the contract.

2.       CHARGES AND DEDUCTIONS

         Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

         WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period, but there may be a surrender charge. There is a free withdrawal amount for each contract year. For the first contract year, the free withdrawal amount is the greater

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS PLATINUM VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.       CHARGES AND DEDUCTIONS (continued)

         of earnings held in the contract or 10% of the purchase payments less any withdrawals made during the year. For subsequent contract years, the free withdrawal amount is the greater of earnings held in the contract and any investments no longer subject to a withdrawal charge, or 10% of the purchase payments that have been invested for at least one year, and not withdrawn, less any withdrawals made during the year. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

         Withdrawal charges vary in amount depending upon the number of years since the purchase payment being withdrawn was made and also vary according to participation in the Principal Rewards Program. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated first to investment income, if any, (which may generally be withdrawn free of a withdrawal charge), and then to purchase payments on a first-in, first-out basis so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

         Any amount withdrawn which exceeds a free withdrawal may be subject to a withdrawal charge in accordance with the withdrawal charge tables shown below:

                        WITHOUT PRINCIPAL REWARDS PROGRAM

Years Since Purchase                    Applicable Withdrawal
     Payment                              Charge Percentage
-------------------------------------------------------------
First                                             7%
Second                                            6%
Third                                             5%
Fourth                                            4%
Fifth                                             3%
Sixth                                             2%
Seventh                                           1%
Eighth and beyond                                 0%

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS PLATINUM VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.       CHARGES AND DEDUCTIONS (continued)

                         WITH PRINCIPAL REWARDS PROGRAM

Years Since Purchase                    Applicable Withdrawal
     Payment                              Charge Percentage
-------------------------------------------------------------
First                                             9%
Second                                            9%
Third                                             8%
Fourth                                            7%
Fifth                                             6%
Sixth                                             5%
Seventh                                           4%
Eighth                                            3%
Ninth                                             2%
Tenth and beyond                                  0%

         CONTRACT MAINTENANCE FEE: An annual contract maintenance fee of $35 ($30 in North Dakota) is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract maintenance fee will be assessed on each anniversary of the issue date of the contract during the accumulation phase and is recorded as a redemption in the accompanying statement of changes in net assets. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender, and deducted from that withdrawal.

         TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of fifteen transactions within a contract year.

         INCOME PROTECTOR BENEFIT: The income protector benefit if elected offers a guaranteed minimum retirement income once the payout phase is reached. There is an annual charge of 0.10% of the calculated Income Benefit Base for this benefit.

         PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon the payment of the death benefit.

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS PLATINUM VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.       CHARGES AND DEDUCTIONS (continued)

         MORTALITY AND EXPENSE RISK CHARGES: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.37% of the net asset value of each portfolio, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract.

         The EstatePlus benefit if elected may increase the death benefit amount. Choice of this benefit results in a 0.25% increase in the Mortality Risk Charge. The two accumulation unit values for each Variable Account are computed daily based on the total net assets applicable to policies with and without the enhanced benefit, respectively.

         DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. In the event that this charge is not sufficient to cover the costs of distributing the contract, the Company will bear the loss.

         SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

3.       INVESTMENT IN THE TRUSTS

         The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2001 consist of the following:

                                               Cost of Shares      Proceeds from
         Variable Accounts                        Acquired          Shares Sold
-------------------------------------          --------------      -------------
ANCHOR TRUST:
Capital Appreciation Portfolio                 $   9,286,103        $   78,884
Government and Quality Bond Portfolio             12,686,924           668,301
Growth Portfolio                                   4,043,594           111,355
Natural Resources Portfolio                          526,120            22,426

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS PLATINUM VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.       INVESTMENT IN THE TRUSTS (continued)

SUNAMERICA TRUST:
Aggressive Growth Portfolio                    $   1,798,071        $   118,257
Alliance Growth Portfolio                          9,234,934              3,873
Blue Chip Growth Portfolio                         1,285,155             38,688
Cash Management Portfolio                         22,776,859         13,291,229
Corporate Bond Portfolio                           4,646,272             22,550
Davis Venture Value Portfolio                     12,945,266             14,816
"Dogs" of Wall Street Portfolio                    1,064,135             58,514
Emerging Markets Portfolio                           236,044             47,699
Federated Value Portfolio                          2,877,747            211,329
Global Bond Portfolio                              1,339,429            120,235
Global Equities Portfolio                          4,833,875          3,464,454
Goldman Sachs Research Portfolio                     683,074             26,565
Growth-Income Portfolio                            7,511,923          1,013,594
Growth Opportunities Portfolio                       661,900             48,056
High-Yield Bond Portfolio                          2,356,448             17,674
International Diversified Equities Portfolio       3,497,449          2,732,090
International Growth & Income Portfolio            7,319,601          5,566,278
Marsico Growth Portfolio                           2,364,763             17,786
MFS Growth & Income Portfolio                      2,288,656             45,901
MFS Mid-Cap Growth Portfolio                       5,199,807             32,946
MFS Total Return Portfolio                         9,418,364             48,721
Putnam Growth Portfolio                            1,999,132            188,098
Real Estate Portfolio                              1,066,739             73,308
SunAmerica Balanced Portfolio                      2,684,153             83,521
Technology Portfolio                                 852,032             25,784
Telecom Utility Portfolio                            535,197             55,628
Worldwide High Income Portfolio                      567,737              4,224

WM TRUST:
Balanced Portfolio                             $   1,154,973        $    30,620
Conservative Growth Portfolio                      1,361,849            182,782
Strategic Growth Portfolio                           498,789             25,225

VAN KAMPEN TRUST:
Comstock Portfolio                             $     944,205        $       950
Emerging Growth Portfolio                            254,938                152
Growth and Income Portfolio                          146,071                 69

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS PLATINUM VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.       FEDERAL INCOME TAXES

         The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS PLATINUM VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.  UNIT VALUES

    A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and net investment income ratios for the period ended December 31, 2001, follows:

                                                                      Ratio of              Ratio of
                                     Net Assets                      expenses to           investment               Total
                      ----------------------------------------    average net assets        income to               Return
                           Unit Value                                  Lowest                average              Lowest to
       Units          Lowest to Highest ($)    Total Value ($)      to Highest (1)       net assets (3)          Highest (4)
------------------    ---------------------    ---------------    ------------------    ----------------    ---------------------
Capital Appreciation Portfolio
      277,868             33.89 to 33.91          9,418,970          1.52% to 1.77%          0.07%              -4.20% to -4.15%

Government and Quality Bond Portfolio
      777,460                      15.32         11,912,127          1.52% to 1.77%          0.88%                2.71% to 2.74%

Growth Portfolio
      147,537             27.22 to 27.23          4,017,264          1.52% to 1.77%          0.04%              -2.67% to -2.61%

Natural Resources Portfolio
       37,307             14.31 to 14.35            534,887          1.52% to 1.77%          0.08%              -2.34% to -2.05%

Aggressive Growth Portfolio
      115,034             13.62 to 13.63          1,567,299          1.52% to 1.77%          0.31%            -14.71% to -14.67%

Alliance Growth Portfolio
      288,450             32.40 to 32.46          9,359,235          1.52% to 1.77%          0.00%              -1.19% to -0.99%

Blue Chip Growth Portfolio
      187,624                       6.70          1,257,019          1.52% to 1.77%          0.02%              -7.00% to -6.92%

Cash Management Portfolio
      717,238                      13.06          9,366,928          1.52% to 1.77%          3.32%          -0.42% to -0.34% (2)

Corporate Bond Portfolio
      326,130             13.95 to 13.97          4,554,261          1.52% to 1.77%          3.54%                2.12% to 2.26%

Davis Venture Value Portfolio
      489,009             26.17 to 26.21         12,811,622          1.52% to 1.77%          0.34%              -3.52% to -3.40%

"Dogs" of Wall Street Portfolio
      106,379               9.68 to 9.70          1,031,622          1.52% to 1.77%          1.35%                3.24% to 3.48%

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS PLATINUM VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.  UNIT VALUES (Continued)

                                                                      Ratio of              Ratio of
                                     Net Assets                      expenses to           investment               Total
                      ----------------------------------------    average net assets       income to               Return
                           Unit Value                                  Lowest               average               Lowest to
       Units          Lowest to Highest ($)    Total Value ($)      to Highest (1)       net assets (3)          Highest (4)
------------------    ---------------------    ---------------    ------------------    ----------------    ---------------------
Emerging Markets Portfolio
       31,448                       6.53            205,445          1.52% to 1.77%          0.22%                1.60% to 1.66%

Federated Value Portfolio
      166,873                      16.38          2,733,160          1.52% to 1.77%          0.93%              -2.96% to -2.94%

Global Bond Portfolio
       75,791             15.65 to 15.66          1,186,606          1.52% to 1.77%          7.00%                1.21% to 1.30%

Global Equities Portfolio
       75,408             17.45 to 17.48          1,317,615          1.52% to 1.77%          0.06%              -2.99% to -2.83%

Goldman Sachs Research Portfolio
       93,304                       7.17            669,024          1.52% to 1.77%          0.00%            -11.50% to -11.46%

Growth-Income Portfolio
      246,619             26.79 to 26.80          6,609,174          1.52% to 1.77%          0.51%              -7.22% to -7.19%

Growth Opportunities Portfolio
      110,085               5.80 to 5.81            639,647          1.52% to 1.77%          0.01%              -7.21% to -7.07%

High-Yield Bond Portfolio
      182,496             12.49 to 12.51          2,281,296          1.52% to 1.77%          8.21%              -5.14% to -5.06%

International Diversified Equities Portfolio
       75,091             10.17 to 10.22            765,108          1.52% to 1.77%          0.00%              -8.60% to -8.17%

International Growth & Income Portfolio
      164,605                      10.75          1,769,386          1.52% to 1.77%          0.28%              -5.50% to -5.46%

Marsico Growth Portfolio
      285,430               8.51 to 8.52          2,430,872          1.52% to 1.77%          0.01%              -4.21% to -4.16%

MFS Growth & Income Portfolio
      116,656             19.20 to 19.22          2,241,349          1.52% to 1.77%          0.50%              -5.01% to -4.94%

MFS Mid-Cap Growth Portfolio
      386,434             13.40 to 13.41          5,179,824          1.52% to 1.77%          0.00%            -12.03% to -11.95%

MFS Total Return Portfolio
      445,559             21.20 to 21.22          9,452,844          1.52% to 1.77%          1.26%                0.23% to 0.31%

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS PLATINUM VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.  UNIT VALUES (Continued)

                                                                      Ratio of              Ratio of
                                     Net Assets                      expenses to           investment               Total
                      ----------------------------------------    average net assets        income to               Return
                           Unit Value                                  Lowest                average              Lowest to
       Units          Lowest to Highest ($)    Total Value ($)      to Highest (1)       net assets (3)          Highest (4)
------------------    ---------------------    ---------------    ------------------    ----------------    ---------------------
Putnam Growth Portfolio
       95,354                      19.07          1,818,338          1.52% to 1.77%          0.00%              -9.49% to -9.47%

Real Estate Portfolio
       90,245             11.32 to 11.34          1,022,694          1.52% to 1.77%          2.43%                0.69% to 0.88%

SunAmerica Balanced Portfolio
      171,806                      15.00          2,577,878          1.52% to 1.77%          1.60%                        -3.98%

Technology Portfolio
      259,458                       3.45            895,067          1.52% to 1.77%          0.00%            -14.15% to -14.11%

Telecom Utility Portfolio
       40,577             11.51 to 11.52            467,031          1.52% to 1.77%          1.99%            -10.43% to -10.36%

Worldwide High Income Portfolio
       39,467             14.29 to 14.30            563,989          1.52% to 1.77%          3.60%              -1.40% to -1.31%

Balanced Portfolio
      153,450               7.53 to 7.54          1,156,540          1.52% to 1.77%          0.00%              -0.56% to -0.50%(5)

Conservative Growth Portfolio
      150,654               7.93 to 7.95          1,195,606          1.52% to 1.77%          0.00%              -2.86% to -2.59%(5)

Strategic Growth Portfolio
       55,374                       8.78            486,390          1.52% to 1.77%          0.00%              -4.43% to -4.42%(5)

Comstock Portfolio
       92,910                      10.23            950,629          1.52% to 1.77%          0.00%                2.31% to 2.34%(5)

Emerging Growth Portfolio
       24,787             10.43 to 10.44            258,489          1.52% to 1.77%          0.00%                4.26% to 4.37%(5)

Growth & Income Portfolio
       14,071             10.53 to 10.54            148,219          1.52% to 1.77%          0.00%                5.33% to 5.37%(5)

(1) Represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values and exclude the expenses of the underlying funds and charges made directly to contract holder accounts through the redemption of units. Ratios are annualized for periods less than one year.

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS PLATINUM VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.  UNIT VALUES (Continued)

(2) Represents the annualized effective yield for the 7 day period ended December 31, 2001.

(3) Represents the dividends, excluding distributions of capital gains, received by the individual variable accounts from the underlying funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in a direct reduction in the unit values. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying funds in which the variable accounts invest. Ratios are annualized for periods less than one year.

(4) Represents the total return for the period indicated, including changes in the underlying funds, and reflects deductions for all items included in the expense ratio. Total return does not include any expenses assessed through the redemption of units. The total return is calculated for the period indicated or from the effective date of a particular investment option in the variable account through the end of the reporting period.

(5) For the period from October 15, 2001 (effective date) to December 31, 2001.

                           PART C - OTHER INFORMATION

Item 24.     Financial Statements and Exhibits

(a)    Financial Statements

       The following financial statements to this Registration Statement are included in this Registration Statement:


Financial statements of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) on Form 10-Q for the period ended March 31, 2002, June 30, 2002 and September 30, 2002.



Financial Statements of Variable Separate Account (portion relating to the Polaris Platinum Variable Annuity) at December 31, 2001 and for the period from July 9, 2001 (inception) to December 31, 2001 and Interim Financial Statements for Variable Separate Account (portion relating to the Polaris Platinum Variable Annuity) at September 30, 2002, for the period ended September 30, 2002 and for the period from July 9, 2001 (inception) to September 30, 2001.




(b)    Exhibits
----------------
(1)  Resolution Establishing Separate Account....       ***
(2)  Form of Custody Agreements..................       ***
(3)  (a) Form of Distribution Contract...........       ***
     (b) Selling Agreement.......................       ***
(4)  Variable Annuity Contract
     (a) Group Annuity Certificate...............       ****
     (b) Individual Annuity Contract.............       ****
     (c) (Principal Rewards) Group Annuity
         Certificate.............................       *****
     (d) (Principal Rewards) Individual Annuity
         Contract................................       *****
(5)  Application for Contract
     (a) Participant Enrollment Form.............       *****
     (b) Annuity Application.....................       *****
(6)  Depositor - Corporate Documents
     (a) Certificate of Incorporation............       ++
     (b) By-Laws.................................       ++
(7)  Reinsurance Contract........................       N/A
(8)  Form of Fund Participation Agreement
     (a) Anchor Series Trust Fund Participation
         Agreement...............................       ***
     (b) SunAmerica Series Trust Fund
         Participation Agreement.................       ***
     (c) WM Variable Trust Fund Participation
         Agreement...............................       *
     (c) Lord Abbett Series Fund, Inc.
         Participation Agreement.................       +++
     (d) Van Kampen Life Investment Trust
         Participation Agreement.................       ++++
     (e) American Funds Insurance Series
         Participation Agreement.................       +++
(9)  Opinion of Counsel..........................       *
     Consent of Counsel..........................
(10) Consent of Independent Accountants.......... Filed Herewith
(11) Financial Statements Omitted from Item 23...       **
(12) Initial Capitalization Agreement............       **
(13) Performance Computations....................       *
(14) Diagram and Listing of All Persons Directly
     or Indirectly Controlled By or Under Common
     Owner Control with Anchor National Life
     Insurance Company, the Depositor of
     Registrant.................................. Filed Herewith
(15) Powers of Attorney..........................       *



-------------
* Filed July 3, 2001 as part of pre-effective No. 1 and 2 to this Registration Statement, Accession No. 0000950148-01-501139.
**    Not Applicable
*** Filed April 18, 1997, as part of the Initial Registration Statement of File Nos: 333-25473 and 811-3859, Accession No 0000950148-97-000989.
**** Filed March 20, 1998 as part of Post-Effective Amendment Numbers 2 and 3 to File Nos: 333-25473 and 811-3859.
***** Filed April 1, 1999, as part of Post-Effective Amendment Numbers 7 and 8 to File Nos: 333-25473 and 811-3859.
+ Filed April 3, 2001 as part of the initial Registration Statement of this filing, File Nos.: 333 58234 and 811-3859.
++ Filed April 15, 2002 as part of Post-Effective Amendment Numbers 2 and 4 to this Registration Statement.
+++ Filed on October 28, 2002, as part of the Pre-effective Amendment No. 1 and 1 to File Nos. 333-91860 and 811-03589, Accession No. 0000898430-02-003844.
++++ Filed on October 25, 2001, as part of the Pre-effective Amendment No. 1 and 1 to File Nos. 333-66114 and 811-3859, Accession No. 0000950148-01-502065.
+++++ Filed on September 18, 2002, as part of the Post-effective Amendment No. 5 and 7 to this Registration Statement.
Item 25.  Directors and Officers of the Depositor
-------------------------------------------------



        The officers and directors of AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life") are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.



Name                                Position
Jay S. Wintrob               Director and Chief Executive Officer
James R. Belardi             Director and Senior Vice President
Jana W. Greer                Director and President
Marc H. Gamsin               Director and Senior Vice President
N. Scott Gillis              Director and Senior Vice President
Edwin R. Raquel              Senior Vice President and Chief Actuary
J. Franklin Grey             Vice President
Maurice S. Hebert            Vice President and Controller
Edward P. Nolan              Vice President
Gregory M. Outcalt           Senior Vice President
Stewart R. Polakov           Vice President
Lawrence M. Goldman          Vice President and Assistant Secretary
Christine A. Nixon           Vice President and Secretary
Virginia N. Puzon            Assistant Secretary
Mark A. Zaeske               Treasurer

Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant


        The Registrant is a separate account of AIG SunAmerica Life (Depositor). The Depositor is a subsidiary of American International Group ("AIG"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor of Registrant, see Exhibit 14 of this Registration Statement. As of January 4, 1999, AIG SunAmerica became an indirect wholly-owned subsidiary of AIG. An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, accession number 0000950123-02-003222, filed April 1, 2002.


Item 27.  Number of Contract Owners


          As of March 1, 2003, the number of Contracts funded by the Variable Separate Account of AIG SunAmerica Life (Portions relating to the Polaris Platinum) are 8,685, 4,591 of which are qualified contracts and 4,094 of which are nonqualified contracts.






Item 28.  Indemnification




Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's By-Laws ("By-Laws") authorize the indemnification of directors and officers to the full extent required or permitted by the Laws of the State of Arizona, now or hereafter in force, whether such persons are serving the Company, or, at its request, any other entity, which indemnification shall include the advance of expenses under the procedures and to the full extent permitted by law. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the By-Laws, which are incorporated herein by reference.



Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless AIG SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement . Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.



Pursuant to the Selling Agreement, a form of which is filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.



Item 29.  Principal Underwriter



          (a) AIG SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:



    AIG SunAmerica Life Assurance Company - Variable Separate Account
    AIG SunAmerica Life Assurance Company - Variable Annuity Account One AIG SunAmerica Life Assurance Company - Variable Annuity Account Four AIG SunAmerica Life Assurance Company - Variable Annuity Account Five



    AIG SunAmerica Life Assurance Company - Variable Annuity Account Seven
    AIG SunAmerica Life Assurance Company - Variable Annuity Account Nine
    First SunAmerica Life Insurance Company - FS Variable Separate Account
    First SunAmerica Life Insurance Company - FS Variable Annuity Account One First SunAmerica Life Insurance Company - FS Variable Annuity Account Five First SunAmerica Life Insurance Company - FS Variable Annuity Account Nine Presidential Life Insurance Company - Variable Account One
    SunAmerica Series Trust
    SunAmerica Income Funds issued by SunAmerica Asset Management Inc. (SAAMCo.) Style Select Series, Inc. issued by SAAMCo.
    SunAmerica Equity Funds issued by SAAMCo.
    SunAmerica Money Market Funds, Inc. issued by SAAMCo.
    SunAmerica Strategic Investment Series issued by SAAMCo.
    SunAmerica Senior Floating Rate Fund, issued by SAAMCo.




          (b) Directors, Officers and principal place of business:



      Officer/Directors*                      Position
      --------------------------------------------------------------------------
      Peter Harbeck                    Director
      J. Steven Neamtz                 President & Director
      Robert M. Zakem                  Executive Vice President, General Counsel &
                                       Asst. Secretary & Director
      John T. Genoy                    Vice President, Chief Financial Officer &
                                       Controller
      James Nichols                    Vice President
      Christine A. Nixon**             Secretary
      Lawrence M. Goldman**            Asst. Secretary
      Virginia Puzon**                 Asst. Secretary



----------
* Unless otherwise indicated, AIG SunAmerica Capital Services' and the officers'/directors' principal business address is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.



** Principal business address is 1 SunAmerica Center, Los Angeles, California 90049.



      (c) AIGSACS retains no compensation or commissions from the Registrant.



Item 30. LOCATION OF ACCOUNTS AND RECORDS



All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.



ITEM 31. MANAGEMENT SERVICES



      Not Applicable



ITEM 32.  UNDERTAKINGS



      Registrant undertakes to:



      1. file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;



      2. include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and



      3. deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.



ITEM 33.  REPRESENTATION



      The Registrant hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88). The Registrant has complied with conditions one through four on the no-action letter.



      The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.



      Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



      The Depositor represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES


          As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement and has caused this Post-Effective Amendment to the Registration Statement on Form N-4 (file No. 333-58234)to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 13th day of March, 2003.



                      VARIABLE SEPARATE ACCOUNT
                             (Registrant)


                      By: AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             (Depositor)



                      By:  /s/ JAY S. WINTROB
                         ----------------------------------------
                             Jay S. Wintrob
                             Chief Executive Officer


                      By: AIG SUNAMERICA LIFE ASSURANCE COMPANY
                          (Depositor, on behalf of itself and Registrant)



                      By:   /s/ JAY S. WINTROB
                         ----------------------------------------
                             Jay S. Wintrob
                             Chief Executive Officer



        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacity and on the dates indicated.



SIGNATURE                     TITLE                                  DATE

     *JAY S. WINTROB          Chief Executive Officer and     March 13, 2003
-----------------------       Director (Principal Executive
  Jay S. Wintrob              Officer)

   *JAMES R. BELARDI          Director                        March 13, 2003
----------------------
James R. Belardi


   *MARC H. GAMSIN            Director                        March 13, 2003
-----------------------
Marc H. Gamsin


   *N. SCOTT GILLIS           Senior Vice President           March 13, 2003
-----------------------       and Director (Principal
N. Scott Gillis               Financial Officer)


   *JANA WARING GREER         Director                        March 13, 2003
-----------------------
Jana Waring Greer


    *MAURICE S. HEBERT        Vice President and Controller   March 13, 2003
-----------------------       (Principal Accounting Officer)
 Maurice S. Hebert

*Attorney in Fact

/s/ Christine A. Nixon
-----------------------
Christine A. Nixon

Date:  March 13, 2003

                                  EXHIBIT INDEX


Exhibit                 Description
-------                 -----------
(10)    Consent of Independent Auditors




(14)    Diagram